UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2008 through April 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

J.P. Morgan International Funds

JPMorgan International Markets Fund
Semi-Annual Report
April 30, 2009 (Unaudited)

JPMorgan International Markets Fund
Semi-Annual Report
April 30, 2009 (Unaudited)

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan International Markets Fund
President’s Letter (Unaudited)

May 15, 2009

Dear Shareholder:

Poet T.S. Eliot may have called it the cruelest month, but April was certainly one of the brightest months for investors in a long time. After 18 months of declines, the market finally gave investors one of its finest moments: nine straight weeks of market gains. This rally, along with some signs of economic recovery, led many economists and industry experts to suggest that the global financial crisis may be moving past its peak. Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s (Fed) massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.

After a dismal fall and winter, the market experienced one of its most impressive gains since the 1930s. After a 57% decline in the S&P 500 between the market peak of October 9, 2007, and March 9, 2009, the market has climbed 31% as of the date of this letter. During the same time period, credit spreads narrowed considerably; the spread between the three-month Libor rate and three-month Treasuries, which rose to 4.6% last fall, declined to 0.7%.

Some reported improvement in corporate fundamentals also added to the optimism. In contrast to last year’s dramatic write-downs, most major financial institutions reported profits for the first quarter of 2009. Even the results of the government’s recent stress tests were less “stressful” than anticipated; although half of the major banks will need to bolster their capital, federal officials said the results were another sign that the economy was getting closer to the road to recovery.

Despite these positive signs, it’s still too early to fully seize the “green shoots,” as Federal Chairman Ben Bernanke called them. There are still many hurdles to cross, and slumping housing starts as well as unemployment and gross domestic product (GDP) concerns still present many downside risks to our economy.

Quote

“Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.”

Yields drop slightly

Investors’ willingness to take on more risk contributed to a drop in Treasury prices and higher yields during the most recent market rally, but overall, yields were down slightly for the reporting period. During the six-month period ended April 30, 2009, 30-year bond yields dropped 0.9% to 4.05%, the benchmark 10-year Treasury declined 0.8% to end the period at 3.16%, and the two-year note declined 0.5% to close at 0.91%.

Investors display increased confidence with equities

On the heels of encouraging news from the Fed, U.S. equities posted a strong rally in March, but overall, U.S. benchmarks were still in negative territory. During the six-month reporting period ended April 30, 2009, the Dow Jones Industrial Average fell 10.79%, the S&P 500 Index declined 8.53% and NASDAQ Composite Index fell 0.37%.

Outside the U.S., international equities also rallied strongly, particularly in the emerging markets countries. As measured by the MSCI Emerging Markets Index, emerging markets rose 17.52% for the period. Developed markets, however, as measured by the MSCI EAFE Index, declined 2.35% for the period.

1

Prepare for future setbacks with focus and discipline

The recent stock market rally underscores a point that we’ve emphasized throughout the entire market downturn: the importance of maintaining a disciplined approach to investing. While the markets reacted to a flurry of good news, they remain just as sensitive to any forthcoming “bad” news. These potential risks make a strong case for a balanced mix of stocks, cash and alternatives, as well as diversified fixed income investments, that can, over the long run, help keep your emotions in check and help your portfolio absorb some of the “aftershocks” from weak economic data.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

2

JPMorgan International Markets Fund

FUND SUMMARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS
Fund Inception	May 30, 2008
Fiscal Year End	October 31
Net Assets as of 4/30/2009	$582,606
Investment objective and strategies

The Fund seeks total return. The Fund is a “Fund of Funds” that mainly invests its assets in a combination of equity and fixed income international mutual funds in the same group of investment companies (i.e., JPMorgan Funds). J.P. Morgan Investment Management Inc. (JPMIM or the Advisor) allocates the Fund’s assets among underlying JPMorgan Funds that invest primarily in equity and debt securities in foreign and emerging markets, country-specific or regional securities, international real estate securities, and/or growth and value foreign securities. The Fund may also invest directly in securities issued in foreign or emerging markets and may use derivatives, including foreign currency contracts, futures contracts, options, swaps and other derivatives.

Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

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JPMorgan International Markets Fund

TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	SINCE INCEPTION

CLASS A SHARES	5/30/08
Without Sales Charge		(4.10)%	(41.82)%
With Sales Charge*		(9.09)	(44.87)

CLASS C SHARES	5/30/08
Without CDSC		(4.35)	(42.10)
With CDSC**		(5.35)	(43.10)
CLASS R5 SHARES	5/30/08	(3.93)	(41.65)
SELECT CLASS SHARES	5/30/08	(4.02)	(41.71)

* Sales Charge for Class A Shares is 5.25%.

** Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (5/30/08-4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

JPMorgan International Markets Fund

The Fund commenced operations on May 30, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Markets Fund, the MSCI EAFE Index, the MSCI All Country World Index, ex-U.S. and the Lipper International Multi-Cap Core Funds Index from May 30, 2008 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index and MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmarks. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed markets, excluding the U.S. and Canada. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan International Markets Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Long-Term Investments — 96.2%
	Investment Companies — 96.2%
798	iShares MSCI Pacific ex-Japan Index Fund (m)	22,160
818	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b) (m)	11,534
22,863	JPMorgan International Opportunities Fund, Institutional Class Shares (b) (m)	218,568
19,318	JPMorgan International Value Fund, Institutional Class Shares (b) (m)	185,642
5,415	JPMorgan Intrepid European Fund, Institutional Class Shares (b) (m)	72,675
11,558	JPMorgan Intrepid Japan Fund, Select Class Shares (b) (m)	49,814

	Total Long-Term Investments (Cost $854,439)	560,393

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Short-Term Investment — 1.4%
	Investment Company — 1.4%

8,343	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.650% (b) (l) (m)	8,343

	(Cost $8,343)
	Total Investments — 97.6%
	(Cost $862,782)	568,736
	Other Assets in Excess of Liabilities — 2.4%	13,870

	NET ASSETS — 100.0%	$582,606

Percentages indicated are based on net assets.

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/09	NET UNREALIZED APPRECIATION (DEPRECIATION)

45,269 EUR	06/10/09	$61,416	$59,890	$(1,526)

15,377 GBP	06/10/09	22,229	22,748	519

		$83,645	$82,638	$(1,007)

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/09	NET UNREALIZED APPRECIATION (DEPRECIATION)

45,269 EUR	06/10/09	$56,984	$59,890	$(2,906)

15,377 GBP	06/10/09	21,546	22,748	(1,202)

		$78,530	$82,638	$(4,108)

Allocation Of Investments *

International Equity Funds	98.5%
Money Market Funds	1.5

* Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

EUR —	Euro

GBP —	British Pound

(b)	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)	The rate shown is the current yield as of April 30, 2009.

(m)

All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

6

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2009 (Unaudited)

International Markets Fund

ASSETS:
Investments in non-affiliates, at value	$22,160
Investments in affiliates, at value	546,576

Total investment securities, at value	568,736
Cash	35,807
Receivables:
Interest and dividends	5
Unrealized appreciation on forward foreign currency exchange contracts	519
Due from Advisor	14,214
Prepaid expenses and other assets	7

Total Assets	619,288

LIABILITIES:
Payables:
Unrealized depreciation on forward foreign currency exchange contracts	5,634
Accrued liabilities:
Shareholder servicing fees	66
Distribution fees	23
Custodian and accounting fees	9,657
Other	21,302

Total Liabilities	36,682

Net Assets	$582,606

SEE NOTES TO FINANCIAL STATEMENTS.

7

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2009 (Unaudited)

NET ASSETS:
Paid in capital	$1,043,668
Accumulated undistributed (distributions in excess of) net investment income	(10,792)
Accumulated net realized gains (losses)	(151,109)
Net unrealized appreciation (depreciation)	(299,161)

Total Net Assets	$582,606

NET ASSETS:
Class A	$29,075
Class C	28,943
Class R5	29,180
Select Class	495,408

Total	$582,606

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,587
Class C	3,574
Class R5	3,597
Select Class	61,094

Net Asset Value:
Class A - Redemption price per share	$8.11
Class C - Offering price per share (a)	8.10
Class R5 - Offering and redemption price per share	8.11
Select Class - Offering and redemption price per share	8.11

Class A maximum sales charge	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$8.56

Cost of investments in non-affiliates	$40,103
Cost of investments in affiliates	822,679

(a) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

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STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 (Unaudited)

International Markets Fund

INVESTMENT INCOME:
Dividend income from non-affiliates	$388
Interest income from affiliates	26
Dividend income from affiliates (a)	19,341

Total investment income	19,755

EXPENSES:
Investment advisory fees	137
Administration fees	306
Distribution fees:
Class A	34
Class C	103
Shareholder servicing fees:
Class A	34
Class C	34
Class R5	7
Select Class	584
Custodian and accounting fees	9,720
Professional fees	27,748
Trustees’ and Chief Compliance Officer’s fees	3
Printing and mailing costs	10,387
Registration and filing fees	1,076
Transfer agent fees	7,171
Other	1,647

Total expenses	58,991

Less amounts waived	(712)
Less expense reimbursements	(57,339)

Net expenses	940

Net investment income (loss)	18,815

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(157,204)
Foreign currency transactions	13,584

Net realized gain (loss)	(143,620)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,109
Investments in affiliates	114,756
Foreign currency translations	(15,016)

Change in net unrealized appreciation (depreciation)	100,849

Net realized/unrealized gains (losses)	(42,771)

Change in net assets resulting from operations	$(23,956)

(a) Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	International Markets Fund
	Six Months Ended 4/30/2009 (Unaudited)	Period Ended 10/31/2008 (a)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,815	$6,783
Net realized gain (loss)	(143,620)	(211)
Change in net unrealized appreciation (depreciation)	100,849	(400,010)

Change in net assets resulting from operations	(23,956)	(393,438)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,144)	—
Class C
From net investment income	(2,035)	—
Class R5
From net investment income	(2,228)	—
Select Class
From net investment income	(37,368)	—

Total distributions to shareholders	(43,775)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	43,775	1,000,000

NET ASSETS:
Change in net assets	(23,956)	606,562
Beginning of period	606,562	—

End of period	$582,606	$606,562

Accumulated undistributed (distributions in excess of) net investment income	$(10,792)	$14,168

(a) Commencement of operations was May 30, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	International Markets Fund

	Six Months Ended 4/30/2009 (Unaudited)	Period Ended 10/31/2008 (a)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000
Dividends and distributions reinvested	2,144	—

Change in net assets from Class A capital transactions	$2,144	$50,000

Class C
Proceeds from shares issued	$—	$50,000
Dividends and distributions reinvested	2,035	—

Change in net assets from Class C capital transactions	$2,035	$50,000

Class R5
Proceeds from shares issued	$—	$50,000
Dividends and distributions reinvested	2,228	—

Change in net assets from Class R5 capital transactions	$2,228	$50,000

Select Class
Proceeds from shares issued	$—	$850,000
Dividends and distributions reinvested	37,368	—

Change in net assets from Select Class capital transactions	$37,368	$850,000

Total change in net assets from capital transactions	$43,775	$1,000,000

SHARE TRANSACTIONS:
Class A
Issued	—	3,333
Reinvested	254	—

Change in Class A Shares	254	3,333

Class C
Issued	—	3,333
Reinvested	241	—

Change in Class C Shares	241	3,333

Class R5
Issued	—	3,333
Reinvested	264	—

Change in Class R5 Shares	264	3,333

Select Class
Issued	—	56,667
Reinvested	4,427	—

Change in Select Class Shares	4,427	56,667

SEE NOTES TO FINANCIAL STATEMENTS.

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FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance							Ratios/Supplemental data

		Investment operations				Distributions				Ratios to average net assets (a)

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

International Markets Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$9.09	$0.26	(f)	$(0.60)	$(0.34)	$(0.64)	$8.11	(3.99)%	$29	0.55%	6.64%	21.68	%(g)	46%
May 30, 2008 (h) through October 31, 2008	15.00	0.09		(6.00)	(5.91)	—	9.09	(39.40)	30	0.54	1.80	26.25	(g)	4
Class C
Six Months Ended April 30, 2009 (Unaudited)	9.07	0.24 (f	)	(0.60)	(0.36)	(0.61)	8.10	(4.24)	29	1.05	6.14	22.17	(g)	46
May 30, 2008 (h) through October 31, 2008	15.00	0.07		(6.00)	(5.93)	—	9.07	(39.53)	30	1.04	1.29	26.75	(g)	4
Class R5
Six Months Ended April 30, 2009 (Unaudited)	9.11	0.28 (f	)	(0.61)	(0.33)	(0.67)	8.11	(3.93)	29	0.15	7.04	21.23	(g)	46
May 30, 2008 (h) through October 31, 2008	15.00	0.11		(6.00)	(5.89)	—	9.11	(39.27)	31	0.15	2.18	25.79	(g)	4
Select Class
Six Months Ended April 30, 2009 (Unaudited)	9.10	0.27 (f	)	(0.60)	(0.33)	(0.66)	8.11	(3.92)	495	0.30	6.89	21.43	(g)	46
May 30, 2008 (h) through October 31, 2008	15.00	0.10		(6.00)	(5.90)	—	9.10	(39.33)	516	0.29	2.05	25.99	(g)	4

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d) Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e) Represents only expenses of the Fund, not Underlying Funds.

(f) Calculated based upon average shares outstanding.

(g) Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(h) Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes offered	Diversified / Non-Diversified

International Markets Fund	Class A, Class C, Class R5 and Select Class	Diversified

The Fund commenced operations on May 30, 2008. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in JPMorgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

Equity securities, including exchange traded funds, listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”) defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

13

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets and liabilities carried at fair value:

Valuation Inputs	Investment in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*

Level 1 - Quoted prices	$568,736	$519	$(5,634)
Level 2 - Other significant observable inputs	—	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total	$568,736	$519	$(5,634)

* Other financial instruments may include futures, forwards and swap contracts.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains for the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

14

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

As of April 30, 2009, the Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

D. Transactions with Affiliates — The Fund invests in Underlying Funds advised by J.P. Morgan Investment Management, Inc., JPMorgan Investment Advisors Inc. or their affiliates pursuant to Section 12(d)(1)(G) under the 1940 Act. An issuer which is under common control with the Fund may be considered to be an affiliate. For the purposes of the report, the Fund assumes the following to be affiliated issuers:

	For the six months ended April 30, 2009

Affiliate	Value at 10/31/08	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income*	Shares at April 30, 2009	Value at April 30, 2009

JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	$10,335	$260	$—	$—	$260	818	$11,534
JPMorgan International Opportunities Fund, Institutional Class Shares	—	244,001	—	—	5,930	22,863	218,568
JPMorgan International Equity Fund,Select Class Shares	224,628	—	238,072	(148,923)	—	—	—
JPMorgan International Value Fund, Institutional Class Shares	194,653	7,087	—	—	7,087	19,318	185,642
JPMorgan Intrepid European Fund, Institutional Class Shares	78,226	5,590	—	—	5,590	5,415	72,675
JPMorgan Intrepid Japan Fund, Select Class Shares	25,394	27,724	—	—	293	11,558	49,814
JPMorgan Prime Money Market Fund, Institutional Class Shares	33,428	2,346	27,431	—	163	8,343	8,343
JPMorgan Russia Fund, Select Class Shares	2,574	—	1,719	(8,281)	—	—	—

	$569,238			$(157,204)	$19,323		$546,576

* Does not include reimbursement of advisory, administration and shareholder servicing fees resulting from investments in money market funds as disclosed in note 3.A.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Fund invests in other JPMorgan Funds and, as a result, bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

15

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

J. Recent Accounting Pronouncement —In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.05% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2009 was $18.

16

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds, other than the International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2009, the annualized effective rate was 0.11% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2009, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C and Select Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the Underlying Funds. For Class R5 Shares the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the lesser of: (1) 0.05% or (2) the weighted average pro rata amount of the shareholder service fees charged by the underlying funds. If the average pro rata amount of the shareholder service fees charged by the underlying funds exceeds 0.05%, the Fund’s Advisor and Administrator will waive their respective fees to the contractual extent available.

17

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund (Underlying Fund) fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

0.55%	1.05%	0.15%	0.30%

The contractual expense limitation agreements were in effect for the six months ended April 30, 2009. The expense limitation percentages in the table above are in place until at least February 28, 2010.

For the six months ended April 30, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers

Investment		Shareholder		Contractual
Advisory	Administration	Serving	Total	Reimbursements

$ 137	$ 306	$ 269	$ 712	$ 57,339

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended April 30, 2009, the Fund incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

18

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases	Sales
(excluding U.S.	(excluding U.S.
Government)	Government

$ 284,662	$ 239,791

During the six months ended April 30, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2009, were as follows:

Net
	Gross	Gross	Unrealized
Aggregate	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)

$ 862,782	$ —	$ (294,046)	$ (294,046)

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

19

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Underlying Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

20

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2008, and continued to hold your shares at the end of the reporting period, April 30, 2009.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During November 1, 2008 to April 30, 2009*	Annualized Expense Ratio

International Markets Fund
Class A
Actual	$1,000.00	$960.10	$2.67	0.55%
Hypothetical	1,000.00	1,022.07	2.76	0.55

Class C
Actual	1,000.00	957.60	5.10	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05

Class R5
Actual	1,000.00	960.70	0.73	0.15
Hypothetical	1,000.00	1,024.05	0.75	0.15

Select Class
Actual	1,000.00	960.80	1.46	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

21

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Semi-Annual Report

J.P. Morgan Specialty Funds

Six months ended April 30, 2009 (Unaudited)

JPMorgan Market Neutral Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	12
Financial Highlights	18
Notes to Financial Statements	20
Schedule of Shareholder Expenses	25

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 15, 2009 (Unaudited)

Dear Shareholder:

Poet T.S. Eliot may have called it the cruelest month, but April was certainly one of the brightest months for investors in a long time. After 18 months of declines, the market finally gave investors one of its finest moments: nine straight weeks of market gains. This rally, along with some signs of economic recovery, led many economists and industry experts to suggest that the global financial crisis may be moving past its peak. Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s (Fed) massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.

“Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.”

After a dismal fall and winter, the market experienced one of its most impressive gains since the 1930s. After a 57% decline in the S&P 500 between the market peak of October 9, 2007, and March 9, 2009, the market has climbed 31% as of the date of this letter. During the same time period, credit spreads narrowed considerably; the spread between the three-month Libor rate and three-month Treasuries, which rose to 4.6% last fall, declined to 0.7%.

Some reported improvement in corporate fundamentals also added to the optimism. In contrast to last year’s dramatic write-downs, most major financial institutions reported profits for the first quarter of 2009. Even the results of the government’s recent stress tests were less “stressful” than anticipated; although half of the major banks will need to bolster their capital, federal officials said the results were another sign that the economy was getting closer to the road to recovery.

Despite these positive signs, it’s still too early to fully seize the “green shoots,” as Federal Chairman Ben Bernanke called them. There are still many hurdles to cross, and slumping housing starts as well as unemployment and gross domestic product (GDP) concerns still present many downside risks to our economy.

Yields drop slightly

Investors’ willingness to take on more risk contributed to a drop in Treasury prices and higher yields during the most recent market rally, but overall, yields were down slightly for the reporting period. During the six-month period ended April 30, 2009, 30–year bond yields dropped 0.9% to 4.05%, the benchmark 10–year Treasury declined 0.8% to end the period at 3.16%, and the two-year note declined 0.5% to close at 0.91%.

Investors display increased confidence with equities

On the heels of encouraging news from the Fed, U.S. equities posted a strong rally in March, but overall, U.S. benchmarks were still in negative territory. During the six-month reporting period ended April 30, 2009, the Dow Jones Industrial Average fell 10.79%, the S&P 500 Index declined 8.53% and NASDAQ Composite Index fell 0.37%.

Outside the U.S., international equities also rallied strongly, particularly in the emerging markets countries. As measured by the MSCI Emerging Markets Index, emerging markets rose 17.52% for the period. Developed markets, however, as measured by the MSCI EAFE Index, declined 2.35% for the period.

Prepare for future setbacks with focus and discipline

The recent stock market rally underscores a point that we’ve emphasized throughout the entire market downturn: the importance of maintaining a disciplined approach to investing. While the markets reacted to a flurry of good news, they remain just as sensitive to any forthcoming “bad” news. These potential risks make a strong case for a balanced mix of stocks, cash and alternatives, as well as diversified fixed income investments, that can, over the long run, help keep your emotions in check and help your portfolio absorb some of the “aftershocks” from weak economic data.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   1

JPMorgan Market Neutral Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	December 31, 1998
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$107,428
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q.	HOW DID THE FUND PERFORM?

A.	The JPMorgan Market Neutral Fund, which seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing,* returned 6.44%** (Institutional Class Shares) for the six months ended April 30, 2009, compared to the 0.18% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q.	WHY DID THE FUND PERFORM THIS WAY?

A.	The Fund outperformed its benchmark for the period as stock selection in the semiconductors, basic materials and media sectors contributed to performance while stock selection in the consumer cyclical, finance and insurance sectors detracted from returns.

A short position in basic materials firm Nova Chemicals Corp. aided returns as the firm’s stock price continued to suffer from reduced demand for polymers as well as its tenuous liquidity position resulting from high debt levels. The company was purchased in April by International Petroleum Investment Company, an Abu Dhabi investment firm. A long position in Schering-Plough Corp. boosted performance as the announcement that Merck & Co., Inc. would acquire the drug-maker at a premium sent shares upward in March. Merck will look to gain access to Schering-Plough’s strong pipeline of drugs while benefiting from significant cost synergies. A long position in semiconductor firm SanDisk Corp. contributed to returns as the firm reported better-than-expected first-quarter earnings in April. Despite posting a decline in revenue, the company reported better-than-expected top-line results and gave a positive outlook on the future of demand for flash chips.

Alternatively, a long position in Norfolk Southern Corp. was a detractor as concern about possible government re-regulation of the railroad industry weighed on the stock in the first quarter. A short position in Wyeth weighed on returns as the stock price rose on the announcement that it would be purchased by Pfizer Inc. In addition to cost synergies, Pfizer is looking to benefit from Wyeth’s vaccine business, which has proven quite profitable in recent years. Pfizer also looks to diversify its revenue stream into Wyeth’s consumer healthcare division, a business less dependent upon a strong pipeline of drugs for profitability. Finally, a long position in Capital One detracted from performance as a continuous flow of bad news drove the stock lower during the first quarter. The struggling consumer had a negative effect on business as the firm reported increases in consumer loan delinquencies in January and increases in credit card defaults in February.

Q.	HOW WAS THE FUND MANAGED?

A.	We continued to manage the Fund with a diversified approach, seeking long positions (buy) in stocks that were undervalued relative to our view of their fair value. We also maintained short positions (sell) in stocks we believed were overvalued. Furthermore, we continued to seek long investment opportunities in companies with strong fundamentals and short investment opportunities in companies with weak fundamentals.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	National Semiconductor Corp.	1.9%
2.	Google, Inc., Class A	1.8
3.	Freeport-McMoRan Copper & Gold, Inc.	1.6
4.	Northrop Grumman Corp.	1.6
5.	Altria Group, Inc.	1.6
6.	Procter & Gamble Co.	1.6
7.	Time Warner, Inc.	1.6
8.	News Corp., Class A	1.5
9.	General Mills, Inc.	1.5
10.	Kraft Foods, Inc., Class A	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	20.1%
Consumer Discretionary	15.0
Financials	10.6
Industrials	10.6
Consumer Staples	10.2
Health Care	7.1
Materials	5.7
Energy	5.5
Utilities	2.3
Telecommunication Services	2.0
Short-Term Investment	10.8
Others (each less than 1.0%)	0.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of April 30, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

TOP TEN SHORT POSITIONS OF THE PORTFOLIO*

1.	Comcast Corp., Class A	2.1%
2.	Microchip Technology, Inc.	1.8
3.	News Corp., Class B	1.7
4.	Analog Devices, Inc.	1.7
5.	H.J. Heinz Co.	1.7
6.	Johnson & Johnson	1.6
7.	ConAgra Foods, Inc.	1.6
8.	Maxim Integrated Products, Inc.	1.5
9.	Intel Corp.	1.5
10.	Linear Technology Corp.	1.5

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR*

Information Technology	21.3%
Consumer Discretionary	17.9
Industrials	12.5
Financials	12.0
Consumer Staples	11.6
Health Care	8.7
Materials	6.3
Energy	6.0
Utilities	2.6
Telecommunication Services	1.1

*	Percentages indicated are based upon total short investments as of April 30, 2009. The Fund’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		6.17%	4.39%	3.13%	2.81%
With Sales Charge*		0.61	(1.10)	2.03	2.26
CLASS B SHARES	2/28/02
Without CDSC		5.84	3.82	2.60	2.44
With CDSC**		0.84	(1.18)	2.24	2.44
INSTITUTIONAL CLASS SHARES	12/31/98	6.44	4.89	3.63	3.13

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/99 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Market Neutral Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from April 30, 1999 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   3

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 98.3% (j)
Long-Term Investments — 87.6%
	Common Stocks — 87.5%
	Aerospace & Defense — 3.6%
6	Boeing Co.	250
20	Goodrich Corp.	870
35	Northrop Grumman Corp.	1,700
22	United Technologies Corp.	1,079
		3,899
	Auto Components — 0.6%
33	Johnson Controls, Inc.	634
	Beverages — 0.8%
18	Coca-Cola Co. (The)	792
— (h)	Coca-Cola Enterprises, Inc.	1
2	Pepsi Bottling Group, Inc.	59
		852
	Biotechnology — 1.4%
12	Alexion Pharmaceuticals, Inc. (a)	398
18	BioMarin Pharmaceutical, Inc. (a)	237
12	Celgene Corp. (a)	502
8	Gilead Sciences, Inc. (a)	346
		1,483
	Capital Markets — 3.3%
10	Bank of New York Mellon Corp. (The)	250
8	Goldman Sachs Group, Inc. (The)	1,021
21	Janus Capital Group, Inc.	207
31	Morgan Stanley	735
16	State Street Corp.	529
49	TD AMERITRADE Holding Corp. (a)	779
		3,521
	Chemicals — 3.0%
18	Air Products & Chemicals, Inc.	1,186
75	Dow Chemical Co. (The)	1,204
31	E.l. du Pont de Nemours & Co.	871
		3,261
	Commercial Banks — 0.8%
4	BB&T Corp.	84
27	KeyCorp	167
— (h)	M&T Bank Corp.	3
11	TCF Financial Corp.	150
6	U.S. Bancorp	101
9	Wells Fargo & Co.	173
14	Zions Bancorp	153
		831
	Communications Equipment — 3.4%
19	Cisco Systems, Inc. (a)	365
82	Corning, Inc.	1,205
26	Juniper Networks, Inc. (a)	560
29	Nokia OYJ, (Finland), ADR	410
27	QUALCOMM, Inc.	1,153
		3,693
	Computers & Peripherals — 2.6%
36	Hewlett-Packard Co.	1,288
21	NetApp, Inc. (a)	377
47	SanDisk Corp. (a)	738
14	Western Digital Corp. (a)	339
		2,742
	Diversified Consumer Services — 0.3%
3	ITT Educational Services, Inc. (a)	272
	Diversified Financial Services — 0.3%
24	Bank of America Corp.	217
52	CIT Group, Inc.	116
		333
	Diversified Telecommunication Services — 1.4%
51	Verizon Communications, Inc.	1,534
	Electric Utilities — 1.0%
9	Edison International	251
5	Entergy Corp.	337
— (h)	Exelon Corp.	2
— (h)	FirstEnergy Corp.	2
22	NV Energy, Inc.	222
15	Portland General Electric Co.	280
		1,094
	Electrical Equipment — 0.9%
12	Cooper Industries Ltd., Class A	387
9	Emerson Electric Co.	310
7	Rockwell Automation, Inc.	226
		923
	Electronic Equipment, Instruments & Components — 0.5%
30	Tyco Electronics Ltd., (Bermuda)	518
	Energy Equipment & Services — 1.5%
6	ENSCO International, Inc.	181
37	Halliburton Co.	747
5	Schlumberger Ltd.	240
5	Smith International, Inc.	135
19	Weatherford International Ltd. (a)	311
		1,614

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Food & Staples Retailing — 2.6%
45	CVS/Caremark Corp.	1,430
26	Safeway, Inc.	522
18	SUPERVALU, Inc.	299
14	SYSCO Corp.	316
5	Wal-Mart Stores, Inc.	227
		2,794
	Food Products — 3.5%
31	General Mills, Inc.	1,584
14	Kellogg Co.	596
67	Kraft Foods, Inc., Class A	1,565
		3,745
	Health Care Equipment & Supplies — 1.5%
13	Baxter International, Inc.	630
13	Covidien Ltd., (Bermuda)	434
12	Zimmer Holdings, Inc. (a)	541
		1,605
	Health Care Providers & Services — 1.5%
13	Aetna, Inc.	291
15	Cardinal Health, Inc.	500
5	Laboratory Corp. of America Holdings (a)	346
4	McKesson Corp.	159
7	WellPoint, Inc. (a)	295
		1,591
	Hotels, Restaurants & Leisure — 1.3%
7	Darden Restaurants, Inc.	261
47	International Game Technology	583
19	Royal Caribbean Cruises Ltd.	275
13	Starwood Hotels & Resorts Worldwide, Inc.	263
		1,382
	Household Durables — 1.2%
20	D.R. Horton, Inc.	257
44	KB Home	793
25	Lennar Corp., Class A	245
		1,295
	Household Products — 1.6%
34	Procter & Gamble Co.	1,666
	Industrial Conglomerates — 0.1%
6	Textron, Inc.	64
	Insurance — 2.0%
15	ACE Ltd., (Switzerland)	697
12	Axis Capital Holdings Ltd., (Bermuda)	299
2	MetLife, Inc.	48
17	Prudential Financial, Inc.	497
13	RenaissanceRe Holdings Ltd., (Bermuda)	618
		2,159
	Internet & Catalog Retail — 1.5%
16	Amazon.com, Inc. (a)	1,308
21	Expedia, Inc. (a)	279
		1,587
	Internet Software & Services — 1.7%
5	Google, Inc., Class A (a)	1,861
	IT Services — 2.6%
8	Genpact Ltd., (Bermuda) (a)	75
29	Infosys Technologies Ltd., (India), ADR	892
5	MasterCard, Inc., Class A	963
34	Paychex, Inc.	917
		2,847
	Machinery — 2.9%
14	Caterpillar, Inc.	482
— (h)	Danaher Corp.	3
21	Deere & Co.	858
7	Ingersoll-Rand Co., Ltd., (Bermuda), Class A	154
39	PACCAR, Inc.	1,391
5	Parker Hannifin Corp.	240
		3,128
	Media — 5.0%
51	Comcast Corp., Special Class A	753
9	DISH Network Corp., Class A (a)	121
195	News Corp., Class A	1,611
7	Time Warner Cable, Inc.	225
75	Time Warner, Inc.	1,644
49	Walt Disney Co. (The)	1,067
		5,421
	Metals & Mining — 2.6%
16	Cliffs Natural Resources, Inc.	362
39	Companhia Vale do Rio Doce, (Brazil), ADR	642
41	Freeport-McMoRan Copper & Gold, Inc.	1,740
		2,744
	Multiline Retail — 1.1%
10	Family Dollar Stores, Inc.	324
5	Kohl’s Corp. (a)	243
32	Macy’s, Inc.	436
5	Target Corp.	214
		1,217

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   5

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Multi-Utilities — 1.2%
2	Consolidated Edison, Inc.	85
19	PG&E Corp.	702
18	Public Service Enterprise Group, Inc.	525
		1,312
	Oil, Gas & Consumable Fuels — 3.9%
5	Anadarko Petroleum Corp.	207
15	Apache Corp.	1,075
18	Chesapeake Energy Corp.	347
12	Chevron Corp.	760
4	ConocoPhillips	160
2	Denbury Resources, Inc. (a)	33
14	Devon Energy Corp.	710
4	Hess Corp.	225
9	Occidental Petroleum Corp.	497
4	Ultra Petroleum Corp. (a)	188
		4,202
	Pharmaceuticals — 2.6%
23	Abbott Laboratories	954
5	Allergan, Inc.	243
9	Bristol-Myers Squibb Co.	180
19	Merck & Co., Inc.	455
13	Pfizer, Inc.	175
35	Schering-Plough Corp.	799
		2,806
	Real Estate Investment Trusts (REITs) — 3.9%
8	Alexandria Real Estate Equities, Inc.	306
11	Annaly Capital Management, Inc.	160
52	Apartment Investment & Management Co., Class A	380
18	Camden Property Trust	475
7	Digital Realty Trust, Inc.	245
8	Equity Residential	172
20	Health Care REIT, Inc.	671
7	Liberty Property Trust	173
13	Macerich Co. (The)	223
9	ProLogis	83
14	Realty Income Corp.	306
— (h)	Regency Centers Corp.	2
2	Senior Housing Properties Trust	33
— (h)	Simon Property Group, Inc.	—	(h)
13	SL Green Realty Corp.	222
11	UDR, Inc.	110
15	Ventas, Inc.	424
4	Vornado Realty Trust	182
		4,167
	Road & Rail — 2.7%
43	CSX Corp.	1,259
13	Norfolk Southern Corp.	446
25	Union Pacific Corp.	1,209
		2,914
	Semiconductors & Semiconductor Equipment — 8.0%
17	Applied Materials, Inc.	209
63	Atmel Corp. (a)	242
41	Broadcom Corp., Class A (a)	948
56	Intersil Corp., Class A	649
34	Lam Research Corp. (a)	949
219	LSI Corp. (a)	842
22	Marvell Technology Group Ltd., (Bermuda) (a)	242
158	National Semiconductor Corp.	1,959
19	Novellus Systems, Inc. (a)	340
66	Tessera Technologies, Inc. (a)	924
65	Xilinx, Inc.	1,323
		8,627
	Software — 0.9%
1	Adobe Systems, Inc. (a)	34
47	Microsoft Corp.	949
		983
	Specialty Retail — 1.9%
23	Advance Auto Parts, Inc.	1,013
5	Best Buy Co., Inc.	207
15	CarMax, Inc. (a)	190
31	Staples, Inc.	644
		2,054
	Textiles, Apparel & Luxury Goods — 1.8%
21	Coach, Inc. (a)	522
13	Polo Ralph Lauren Corp.	711
12	V.F. Corp.	696
		1,929
	Thrifts & Mortgage Finance — 0.2%
42	MGIC Investment Corp.	108
11	New York Community Bancorp, Inc.	119
		227
	Tobacco — 1.6%
104	Altria Group, Inc.	1,694
	Trading Companies & Distributors — 0.2%
7	GATX Corp.	223

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Wireless Telecommunication Services — 0.5%
9	Crown Castle International Corp. (a)	216
85	Sprint Nextel Corp. (a)	372
		588
	Total Common Stocks (Cost $81,948)	94,036

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
130	U.S. Treasury Note, 4.875%, 06/30/09 (k) (Cost $131)	131
	Total Long-Term Investments (Cost $82,079)	94,167

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 10.7%
	Investment Company — 10.7%
11,426	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.650% (b) (l) (m) (Cost $11,426)	11,426
	Total Investments — 98.3% (Cost $93,505)	105,593
	Other Assets in Excess of Liabilities — 1.7%	1,835
	NET ASSETS — 100.0%	$107,428
Short Positions — 86.8%
	Common Stocks — 86.8%
	Aerospace & Defense — 3.1%
12	General Dynamics Corp.	605
22	Honeywell International, Inc.	671
17	ITT Corp.	691
5	Lockheed Martin Corp.	416
20	Raytheon Co.	920
		3,303
	Air Freight & Logistics — 2.0%
18	FedEx Corp.	996
22	United Parcel Service, Inc., Class B	1,136
		2,132
	Biotechnology — 1.3%
6	Amgen, Inc. (a)	296
10	Genzyme Corp. (a)	525
10	Onyx Pharmaceuticals, Inc. (a)	267
8	OSI Pharmaceuticals, Inc. (a)	278
— (h)	United Therapeutics Corp. (a)	3
		1,369
	Capital Markets — 3.3%
39	Charles Schwab Corp. (The)	715
30	Federated Investors, Inc., Class B	685
10	Franklin Resources, Inc.	626
10	Lazard Ltd., (Bermuda), Class A	273
9	Northern Trust Corp.	468
21	T. Rowe Price Group, Inc.	805
		3,572
	Chemicals — 3.6%
23	Ecolab, Inc.	898
33	H.B. Fuller Co.	586
40	Nalco Holding Co.	656
36	Olin Corp.	457
38	OM Group, Inc. (a)	1,062
12	Westlake Chemical Corp.	226
		3,885
	Commercial Banks — 1.0%
14	BancorpSouth, Inc.	321
5	Bank of Hawaii Corp.	183
7	Commerce Bancshares, Inc.	244
7	First Horizon National Corp.	81
6	UMB Financial Corp.	286
		1,115
	Commercial Services & Supplies — 0.2%
9	Waste Management, Inc.	240
	Communications Equipment — 1.1%
165	Motorola, Inc.	913
47	Tellabs, Inc. (a)	245
		1,158
	Computers & Peripherals — 2.6%
60	Dell, Inc. (a)	692
57	EMC Corp. (a)	716
5	International Business Machines Corp.	501
50	QLogic Corp. (a)	714
27	Seagate Technology, (Cayman Islands)	220
		2,843
	Diversified Financial Services — 0.1%
2	IntercontinentalExchange, Inc. (a)	140

	Diversified Telecommunication Services — 0.8%
32	AT&T, Inc.	807
	Electric Utilities — 1.0%
10	Allegheny Energy, Inc.	267
25	Duke Energy Corp.	342

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   7

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
11	Pepco Holdings, Inc.	135
7	PPL Corp.	194
5	Southern Co.	153
		1,091
	Electronic Equipment, Instruments & Components — 0.8%
49	Agilent Technologies, Inc. (a)	891
	Energy Equipment & Services — 1.4%
13	Baker Hughes, Inc.	466
18	BJ Services Co.	252
16	Pride International, Inc. (a)	366
12	Rowan Cos., Inc.	184
4	Transocean Ltd., (Switzerland) (a)	263
		1,531
	Food & Staples Retailing — 2.7%
13	Costco Wholesale Corp.	634
15	Kroger Co. (The)	333
36	Walgreen Co.	1,136
36	Whole Foods Market, Inc.	742
		2,845
	Food Products — 4.0%
4	Archer-Daniels-Midland Co.	91
35	Campbell Soup Co.	887
82	ConAgra Foods, Inc.	1,453
46	H.J. Heinz Co.	1,585
9	Hershey Co. (The)	320
— (h)	Sara Lee Corp.	2
		4,338
	Health Care Equipment & Supplies — 2.0%
15	Becton, Dickinson & Co.	901
23	St. Jude Medical, Inc. (a)	779
7	Stryker Corp.	273
6	Varian Medical Systems, Inc. (a)	199
		2,152
	Health Care Providers & Services — 1.9%
15	Coventry Health Care, Inc. (a)	237
9	DaVita, Inc. (a)	399
3	Humana, Inc. (a)	89
6	Medco Health Solutions, Inc. (a)	244
13	Quest Diagnostics, Inc.	683
15	UnitedHealth Group, Inc.	344
		1,996
	Hotels, Restaurants & Leisure — 1.8%
— (h)	Burger King Holdings, Inc.	1
15	Cheesecake Factory, Inc. (The) (a)	253
6	Chipotle Mexican Grill, Inc., Class A (a)	450
32	Marriott International, Inc., Class A	744
35	Starbucks Corp. (a)	510
		1,958
	Household Durables — 1.9%
11	Fortune Brands, Inc.	431
4	Mohawk Industries, Inc. (a)	189
29	Pulte Homes, Inc.	337
28	Toll Brothers, Inc. (a)	557
12	Whirlpool Corp.	528
		2,042
	Household Products — 1.8%
16	Clorox Co.	886
18	Colgate-Palmolive Co.	1,035
		1,921
	Independent Power Producers & Energy Traders — 0.2%
23	AES Corp. (The) (a)	164

	Industrial Conglomerates — 2.0%
16	3M Co.	910
98	General Electric Co.	1,233
		2,143
	Insurance — 1.8%
128	American International Group, Inc.	177
7	AON Corp.	274
7	Chubb Corp. (The)	275
9	Lincoln National Corp.	103
— (h)	Markel Corp. (a)	14
14	Principal Financial Group, Inc.	221
34	Progressive Corp. (The) (a)	518
17	W.R. Berkley Corp.	397
		1,979
	Internet Software & Services — 0.9%
57	eBay, Inc. (a)	942
	IT Services — 1.7%
4	Automatic Data Processing, Inc.	128
34	SAIC, Inc. (a)	615
17	Visa, Inc., Class A	1,078
		1,821
	Leisure Equipment & Products — 0.4%
30	Mattel, Inc.	456

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Machinery — 1.2%
18	Dover Corp.	566
22	Illinois Tool Works, Inc.	717
		1,283
	Media — 7.6%
167	CBS Corp., Class B	1,172
128	Comcast Corp., Class A	1,977
103	Gannett Co., Inc.	402
212	New York Times Co. (The), Class A	1,142
178	News Corp., Class B	1,622
27	Omnicom Group, Inc.	836
18	Viacom, Inc., Class A (a)	368
33	Viacom, Inc., Class B (a)	629
		8,148
	Metals & Mining — 0.9%
25	Nucor Corp.	1,007
	Multiline Retail — 0.6%
8	J.C. Penney Co., Inc.	258
16	Nordstrom, Inc.	355
		613
	Multi-Utilities — 1.1%
16	Dominion Resources, Inc.	488
9	DTE Energy Co.	266
7	Wisconsin Energy Corp.	272
9	Xcel Energy, Inc.	166
		1,192
	Office Electronics — 0.0% (g)
— (h)	Xerox Corp.	2
	Oil, Gas & Consumable Fuels — 3.8%
7	EOG Resources, Inc.	470
16	Exxon Mobil Corp.	1,057
17	Marathon Oil Corp.	517
17	Pioneer Natural Resources Co.	388
11	Southwestern Energy Co. (a)	409
9	Sunoco, Inc.	229
44	Tesoro Corp.	673
10	XTO Energy, Inc.	336
		4,079
	Paper & Forest Products — 0.9%
— (h)	International Paper Co.	1
27	Weyerhaeuser Co.	948
		949
	Personal Products — 0.5%
15	Avon Products, Inc.	339
5	Estee Lauder Cos., Inc. (The), Class A	162
		501
	Pharmaceuticals — 2.4%
26	Eli Lilly & Co.	846
13	Forest Laboratories, Inc. (a)	274
28	Johnson & Johnson	1,458
		2,578
	Real Estate Investment Trusts (REITs) — 3.9%
15	Boston Properties, Inc.	717
27	CBL & Associates Properties, Inc.	217
49	Colonial Properties Trust	354
10	Corporate Office Properties Trust	296
63	DCT Industrial Trust, Inc.	277
1	Douglas Emmett, Inc.	6
7	Federal Realty Investment Trust	389
12	HCP, Inc.	266
8	Healthcare Realty Trust, Inc.	139
6	Home Properties, Inc.	228
7	Host Hotels & Resorts, Inc.	55
13	Mid-America Apartment Communities, Inc.	481
— (h)	Nationwide Health Properties, Inc.	1
6	Plum Creek Timber Co., Inc.	199
30	Post Properties, Inc.	376
7	Washington Real Estate Investment Trust	149
		4,150
	Road & Rail — 2.3%
55	Heartland Express, Inc.	819
56	Knight Transportation, Inc.	996
41	Werner Enterprises, Inc.	671
		2,486
	Semiconductors & Semiconductor Equipment — 9.7%
45	Altera Corp.	732
75	Analog Devices, Inc.	1,589
90	Intel Corp.	1,422
14	KLA-Tencor Corp.	391
62	Linear Technology Corp.	1,357
105	Maxim Integrated Products, Inc.	1,428
74	Microchip Technology, Inc.	1,695
43	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	452
74	Texas Instruments, Inc.	1,327
		10,393

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   9

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Software — 1.7%
21	Electronic Arts, Inc. (a)	428
43	Intuit, Inc. (a)	1,004
16	Oracle Corp.	312
26	THQ, Inc. (a)	88
		1,832
	Specialty Retail — 3.3%
1	AutoZone, Inc. (a)	208
14	Bed Bath & Beyond, Inc. (a)	427
23	Home Depot, Inc.	605
32	Limited Brands, Inc.	368
8	O’Reilly Automotive, Inc. (a)	321
— (h)	RadioShack Corp.	2
11	Sherwin-Williams Co. (The)	623
14	Tiffany & Co.	399
20	TJX Cos., Inc.	547
		3,500
	Thrifts & Mortgage Finance — 0.2%
20	Hudson City Bancorp, Inc.	245
	Tobacco — 1.1%
32	Philip Morris International, Inc.	1,166
	Wireless Telecommunication Services — 0.2%
10	SBA Communications Corp., Class A (a)	255
	Total Short Positions (Proceeds $92,744)	$93,213

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(11)	E-mini S&P 500	06/19/09	$(479)	$(5)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(j)—	All or a portion of these securities are segregated for short sales.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of April 30, 2009.

(m) —	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

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APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   11

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$94,167
Investments in affiliates, at value	11,426
Total investment securities, at value	105,593
Cash	2
Deposits at broker for securities sold short	96,062
Receivables:
Investment securities sold	6,593
Fund shares sold	3,350
Interest and dividends	124
Variation margin on futures contracts	1
Total Assets	211,725

LIABILITIES:
Payables:
Dividends for securities sold short	106
Investment securities purchased	6,767
Securities sold short, at value	93,213
Fund shares redeemed	4,059
Accrued liabilities:
Investment advisory fees	48
Administration fees	7
Shareholder servicing fees	9
Distribution fees	10
Custodian and accounting fees	22
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	56
Total Liabilities	104,297
Net Assets	$107,428

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

Market Neutral Fund
NET ASSETS:
Paid in capital	$107,949
Accumulated undistributed (distributions in excess of) net investment income	(379)
Accumulated net realized gains (losses)	(11,756)
Net unrealized appreciation (depreciation)	11,614
Total Net Assets	$107,428

Net Assets:
Class A	$43,199
Class B	2,288
Institutional Class	61,941
Total	$107,428

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,921
Class B	158
Institutional Class	4,119

Net Asset Value:
Class A — Redemption price per share	$14.79
Class B — Offering price per share (b)	14.50
Institutional Class — Offering and redemption price per share	15.04

Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/100% – maximum sales charge)]	$15.61

Cost of investments in non-affiliates	$82,079
Cost of investments in affiliates	11,426
Proceeds from securities sold short	92,744

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   13

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1
Dividend income from non-affiliates	576
Interest income from affiliates	2
Dividend income from affiliates (a)	46
Total investment income	625

EXPENSES:
Investment advisory fees	334
Administration fees	30
Distribution fees:
Class A	30
Class B	5
Shareholder servicing fees:
Class A	30
Class B	1
Institutional Class	14
Custodian and accounting fees	29
Professional fees	34
Trustees’ and Chief Compliance Officer’s fees	— (b)
Printing and mailing costs	14
Registration and filing fees	22
Transfer agent fees	22
Dividend expense on securities sold short	670
Other	4
Total expenses	1,239
Less amounts waived	(235)
Less earnings credits	(1)
Net expenses	1,003

Net investment income (loss)	(378)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(7,541)
Futures	145
Securities sold short	2,985
Net realized gain (loss)	(4,411)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	15,341
Futures	(7)
Securities sold short	(7,772)
Change in net unrealized appreciation (depreciation)	7,562
Net realized/unrealized gains (losses)	3,151
Change in net assets resulting from operations	$2,773

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Market Neutral Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(378)	$461
Net realized gain (loss)	(4,411)	(3,049)
Change in net unrealized appreciation (depreciation)	7,562	1,545
Change in net assets resulting from operations	2,773	(1,043)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(116)
Return of capital	—	(27)
Class B
From net investment income	—	(5)
Return of capital	—	(1)
Institutional Class
From net investment income	—	(381)
Return of capital	—	(89)
Total distributions to shareholders	—	(619)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	68,510	(4,481)

NET ASSETS:
Change in net assets	71,283	(6,143)
Beginning of period	36,145	42,288
End of period	$107,428	$36,145
Accumulated undistributed (distributions in excess of) net investment income	$(379)	$(1)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Market Neutral Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$34,675	$23,156
Dividends and distributions reinvested	—	79
Cost of shares redeemed	(8,853)	(19,258)
Change in net assets from Class A capital transactions	$25,822	$3,977
Class B
Proceeds from shares issued	$1,561	$600
Dividends and distributions reinvested	—	4
Cost of shares redeemed	(179)	(300)
Change in net assets from Class B capital transactions	$1,382	$304
Institutional Class
Proceeds from shares issued	$45,978	$9,890
Dividends and distributions reinvested	—	470
Cost of shares redeemed	(4,672)	(19,122)
Change in net assets from Institutional Class capital transactions	$41,306	$(8,762)

Total change in net assets from capital transactions	$68,510	$(4,481)

SHARE TRANSACTIONS:
Class A
Issued	2,370	1,644
Reinvested	—	6
Redeemed	(607)	(1,362)
Change in Class A Shares	1,763	288
Class B
Issued	110	43
Reinvested	—	— (a)
Redeemed	(13)	(22)
Change in Class B Shares	97	21
Institutional Class
Issued	3,079	678
Reinvested	—	33
Redeemed	(315)	(1,340)
Change in Institutional Class Shares	2,764	(629)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	Net asset value, end of period
Class A
Six Months Ended April 30, 2009 (Unaudited)	$13.94	$(0.12	)(f)	$0.97	$0.85	$—	$—	$—	$—	$14.79
Year Ended October 31, 2008	14.49	0.10	(f)	(0.49)	(0.39)	(0.13)	—	(0.03)	(0.16)	13.94
Year Ended October 31, 2007	14.01	0.40	(f)	0.70	1.10	(0.62)	—	—	(0.62)	14.49
Year Ended October 31, 2006	13.63	0.36	(f)	0.70	1.06	(0.68)	—	—	(0.68)	14.01
Year Ended October 31, 2005	14.18	0.09		(0.40)	(0.31)	(0.09)	(0.15)	—	(0.24)	13.63
Year Ended October 31, 2004	14.01	(0.03	)(f)	0.20	0.17	—	—	—	—	14.18

Class B
Six Months Ended April 30, 2009 (Unaudited)	13.71	(0.15	)(f)	0.94	0.79	—	—	—	—	14.50
Year Ended October 31, 2008	14.27	0.02	(f)	(0.47)	(0.45)	(0.09)	—	(0.02)	(0.11)	13.71
Year Ended October 31, 2007	13.81	0.34	(f)	0.67	1.01	(0.55)	—	—	(0.55)	14.27
Year Ended October 31, 2006	13.45	0.28	(f)	0.70	0.98	(0.62)	—	—	(0.62)	13.81
Year Ended October 31, 2005	14.00	0.04		(0.41)	(0.37)	(0.03)	(0.15)	—	(0.18)	13.45
Year Ended October 31, 2004	13.91	(0.16	)(f)	0.25	0.09	—	—	—	—	14.00

Institutional Class
Six Months Ended April 30, 2009 (Unaudited)	14.14	(0.09	)(f)	0.99	0.90	—	—	—	—	15.04
Year Ended October 31, 2008	14.67	0.18	(f)	(0.50)	(0.32)	(0.17)	—	(0.04)	(0.21)	14.14
Year Ended October 31, 2007	14.18	0.49	(f)	0.68	1.17	(0.68)	—	—	(0.68)	14.67
Year Ended October 31, 2006	13.78	0.41	(f)	0.74	1.15	(0.75)	—	—	(0.75)	14.18
Year Ended October 31, 2005	14.30	0.17		(0.41)	(0.24)	(0.13)	(0.15)	—	(0.28)	13.78
Year Ended October 31, 2004	14.07	(0.02	)(f)	0.25	0.23	—	—	—	—	14.30

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The calculation of portfolio turnover rate includes securities sold short and covers on securities sold short.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (d)		Net expenses (excluding dividend expense for securities sold short) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (b)(e)
6.10%	$43,199	4.00%		1.50%		(1.65)%	4.83%	2.33%	349%
(2.72)	16,147	3.57	(g)	1.51	(g)	0.73	4.43	2.37	517
8.02	12,603	3.67	(g)	1.51	(g)	2.81	4.68	2.52	387
8.02	3,630	3.70		1.50		2.62	4.85	2.65	476
(2.25)	2,968	3.46		1.50		0.99	4.31	2.35	313
1.21	1,222	3.14		1.50		(0.58)	7.44	5.80	200

5.76	2,288	4.50		2.00		(2.11)	5.33	2.83	349
(3.18)	840	4.07	(g)	2.01	(g)	0.15	4.93	2.87	517
7.46	572	4.17	(g)	2.01	(g)	2.41	5.23	3.07	387
7.49	368	4.20		2.00		2.04	5.35	3.15	476
(2.68)	251	3.96		2.00		0.35	5.16	3.20	313
0.65	243	3.64		2.00		(1.20)	9.37	7.73	200

6.36	61,941	3.50		1.00		(1.18)	4.43	1.93	349
(2.20)	19,158	3.07	(g)	1.01	(g)	1.25	4.00	1.94	517
8.44	29,113	3.17	(g)	1.01	(g)	3.36	4.32	2.16	387
8.60	14,737	3.20		1.00		2.97	4.17	1.97	476
(1.75)	95,860	2.96		1.00		1.31	3.72	1.76	313
1.63	79,199	2.64		1.00		(0.19)	3.96	2.32	200

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Market Neutral Fund	Class A, Class B and Institutional Class	Diversified

Class A Shares generally provide for a front-end sales charge while Class B Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”) defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets and liabilities carried at fair value (amounts
in thousands):

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short †	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$105,462	$(93,213)	$—	$(5)
Level 2 — Other significant observable inputs	131	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$105,593	$(93,213)	$—	$(5)

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Futures Contracts — The Fund may enter into futures contracts as substitutes for securities in which the Fund can invest. The Fund may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2009, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

C.  Short Sales — The Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates.

As of April 30, 2009, the Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.25% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2009 was approximately $6,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2009, the annualized effective rate was 0.11% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class B Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class B Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2009, the Distributor retained the following amounts (in thousands):

22   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

Front-End Sales Charge	CDSC
$8	$1

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Institutional Class
0.25%	0.25%	0.10%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class B	Institutional Class
1.50%	2.00%	1.00%

The contractual expense limitation agreements were in effect for the six months ended April 30, 2009. The expense limitation percentages in the table above are in place until at least February 28, 2010.

For the six months ended April 30, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$208	$13	$14	$235

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2009, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   23

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

4. Investment Transactions

During the six months ended April 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$169,525	$172,145	$111,800	$56,083

During the six months ended April 30, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2009, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$93,505	$12,925	$837	$12,088

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2009, the Fund pledged substantially all of its assets for securities sold short to Goldman Sachs & Co.

24   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2008, and continued to hold your shares at the end of the reporting period, April 30, 2009.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During November 1, 2008 to April 30, 2009*	Annualized Expense Ratio
Market Neutral Fund
Class A
Actual	$1,000.00	$1,061.00	$20.44	4.00%
Hypothetical	1,000.00	1,004.96	19.88	4.00
Class B
Actual	1,000.00	1,057.60	22.96	4.50
Hypothetical	1,000.00	1,002.48	22.34	4.50
Institutional Class
Actual	1,000.00	1,063.60	17.91	3.50
Hypothetical	1,000.00	1,007.44	17.42	3.50

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   25

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. April 2009.	SAN-SPEC-409

Semi-Annual Report

Highbridge Funds

Six months ended April 30, 2009 (Unaudited)

Highbridge Statistical Market Neutral Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	22
Financial Highlights	28
Notes to Financial Statements	30
Schedule of Shareholder Expenses	35

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 15, 2009 (Unaudited)

Dear Shareholder:

Poet T.S. Eliot may have called it the cruelest month, but April was certainly one of the brightest months for investors in a long time. After 18 months of declines, the market finally gave investors one of its finest moments: nine straight weeks of market gains. This rally, along with some signs of economic recovery, led many economists and industry experts to suggest that the global financial crisis may be moving past its peak. Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s (Fed) massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.

“Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.”

After a dismal fall and winter, the market experienced one of its most impressive gains since the 1930s. After a 57% decline in the S&P 500 between the market peak of October 9, 2007, and March 9, 2009, the market has climbed 31% as of the date of this letter. During the same time period, credit spreads narrowed considerably; the spread between the three-month Libor rate and three-month Treasuries, which rose to 4.6% last fall, declined to 0.7%.

Some reported improvement in corporate fundamentals also added to the optimism. In contrast to last year’s dramatic write-downs, most major financial institutions reported profits for the first quarter of 2009. Even the results of the government’s recent stress tests were less “stressful” than anticipated; although half of the major banks will need to bolster their capital, federal officials said the results were another sign that the economy was getting closer to the road to recovery.

Despite these positive signs, it’s still too early to fully seize the “green shoots,” as Federal Chairman Ben Bernanke called them. There are still many hurdles to cross, and slumping housing starts as well as unemployment and gross domestic product (GDP) concerns still present many downside risks to our economy.

Yields drop slightly

Investors’ willingness to take on more risk contributed to a drop in Treasury prices and higher yields during the most recent market rally, but overall, yields were down slightly for the reporting period. During the six-month period ended April 30, 2009, 30-year bond yields dropped 0.9% to 4.05%, the benchmark 10-year Treasury declined 0.8% to end the period at 3.16%, and the two-year note declined 0.5% to close at 0.91%.

Investors display increased confidence with equities

On the heels of encouraging news from the Fed, U.S. equities posted a strong rally in March, but overall, U.S. benchmarks were still in negative territory. During the six-month reporting period ended April 30, 2009, the Dow Jones Industrial Average fell 10.79%, the S&P 500 Index declined 8.53% and NASDAQ Composite Index fell 0.37%.

Outside the U.S., international equities also rallied strongly, particularly in the emerging markets countries. As measured by the MSCI Emerging Markets Index, emerging markets rose 17.52% for the period. Developed markets, however, as measured by the MSCI EAFE Index, declined 2.35% for the period.

Prepare for future setbacks with focus and discipline

The recent stock market rally underscores a point that we’ve emphasized throughout the entire market downturn: the importance of maintaining a disciplined approach to investing. While the markets reacted to a flurry of good news, they remain just as sensitive to any forthcoming “bad” news. These potential risks make a strong case for a balanced mix of stocks, cash and alternatives, as well as diversified fixed income investments, that can, over the long run, help keep your emotions in check and help your portfolio absorb some of the “aftershocks” from weak economic data.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

APRIL 30, 2009        HIGHBRIDGE FUNDS   1

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2005
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$3,022,204
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The Highbridge Statistical Market Neutral Fund (the “Fund”), which seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing,* returned –1.77%** (Select Class Shares) for the six months ended April 30, 2009, compared to the 0.18% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Underperformance in event forecasts detracted from performance, while fundamental, relative value and technical/liquidity-providing forecasts contributed to results. While the Fund had a good start from November 2008 to January 2009, the underperformance in February through April 2009 more than offset the earlier gains. The Fund’s performance was largely driven by underperformance in the relative value forecasts in February and underperformance of the event forecasts in March through April.

Event forecasts came under pressure beginning in March. Within event forecasts, the model’s analyst-driven forecasts underperformed as analysts were slow to adjust their forecasts and estimates relative to the prevailing market sentiment, which Highbridge Capital Management LLC (“Highbridge”) believes has largely driven the direction and magnitude of recent market returns. Additionally, event forecasts based on near-term earnings also underperformed as the market focused on longer-term earnings (i.e., beyond 12 months).

Poor performance in relative value forecasts weighed heavily on the Fund’s February return. Within the model’s relative value forecasts, the greatest weakness was observed in the deep value-oriented, more commonly employed valuation techniques used by traditional, long-only value managers. Highbridge’s Statistical Arbitrage Group observed some “unwinding” or liquidation, among long-only managers, and value managers in particular. At the point of the market’s steepest decline, more money was pulled from value funds than growth funds. This unusually high level of redemptions from large-cap value funds, and subsequent liquidation of their positions in the market, negatively impacted names in the Fund’s portfolio that were included based on what Highbridge deemed as attractive alpha opportunities identified by the model’s relative value forecasts. As outflows from large-cap value funds subsided in the second half of March, the performance of those forecasts and the longer-term fundamental forecasts rebounded.

During this period, fundamental forecasts performed well as higher-quality companies largely outperformed lower-quality companies due to investors seeking safe-haven plays. Meanwhile, technical forecasts also profited from sharp reversals and large market swings during the month.

Q:	HOW WAS THE FUND MANAGED?

A:	Throughout this period, the Fund primarily held long positions (buy) and short positions (sell) in mid- to large-cap U.S. equity securities. The Fund’s portfolio structure was designed to generate a low correlation to overall equity market and sector moves.

Highbridge managed the Fund using a quantitative investment process. The forecasting component of the process aimed to identify equity securities expected to potentially outperform or underperform other equity securities with similar industry and risk characteristics. Highbridge selected the Fund’s holdings by balancing expected returns predicted by its forecasting model against typical and stock-specific risks in the Fund’s portfolio. Highbridge achieved this balancing through the use of proprietary optimization software. The Fund was rebalanced throughout the trading day through a proprietary electronic trading system.

While there were periods where certain forecasts underperformed, it is Highbridge’s philosophy not to adjust the Fund’s investment style to follow those themes that happen to be performing well at the moment. The model does not seek to “time” the market or predict which style will outperform and, as a result, the Fund maintains a diversified allocation across the four forecast themes.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

2   HIGHBRIDGE FUNDS        APRIL 30, 2009

TOP TEN LONG POSITIONS OF THE PORTFOLIO*

1.	J.C. Penney Co., Inc.	0.8%
2.	Monsanto Co.	0.8
3.	Wal-Mart Stores, Inc.	0.7
4.	Johnson & Johnson	0.7
5.	Google, Inc., Class A	0.7
6.	General Mills, Inc.	0.7
7.	Raytheon Co.	0.7
8.	Eli Lilly & Co.	0.7
9.	Polo Ralph Lauren Corp.	0.7
10.	Genzyme Corp.	0.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*

Information Technology	17.0%
Consumer Discretionary	16.6
Health Care	12.2
Industrials	11.8
Financials	9.2
Energy	7.3
Utilities	6.9
Consumer Staples	6.6
Materials	4.7
Telecommunication Services	1.7
Short-Term Investment	6.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**

1.	Deere & Co.	0.9%
2.	Costco Wholesale Corp.	0.9
3.	McAfee, Inc.	0.8
4.	AutoZone, Inc.	0.8
5.	Walt Disney Co. (The)	0.8
6.	Boeing Co.	0.8
7.	Applied Materials, Inc.	0.8
8.	MasterCard, Inc., Class A	0.8
9.	PPG Industries, Inc.	0.8
10.	Home Depot, Inc.	0.8

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**

Consumer Discretionary	19.0%
Industrials	15.4
Information Technology	15.3
Health Care	10.8
Financials	9.4
Consumer Staples	8.4
Energy	7.5
Materials	6.7
Utilities	6.6
Others (each less than 1.0%)	0.9

*	Percentages indicated are based upon total long investments as of April 30, 2009. The Fund’s composition is subject to change.

**	Percentages indicated are based upon total short investments as of April 30, 2009. The Fund’s composition is subject to change.

APRIL 30, 2009        HIGHBRIDGE FUNDS   3

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/05
Without Sales Charge		(1.88)%	2.20%	3.47%	3.70%
With Sales Charge*		(7.03)	(3.13)	1.62	2.08
CLASS C SHARES	11/30/05
Without CDSC		(2.18)	1.66	2.95	3.19
With CDSC**		(3.18)	0.66	2.95	3.19
SELECT CLASS SHARES	11/30/05	(1.77)	2.46	3.74	3.96

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/2005 TO 4/30/2009)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Statistical Market Neutral Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from November 30, 2005 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   HIGHBRIDGE FUNDS        APRIL 30, 2009

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 103.6% (j)
Long-Term Investments — 97.4%
	Common Stocks — 97.4%
	Aerospace & Defense — 3.0%
66	Curtiss-Wright Corp.	2,116
3	Esterline Technologies Corp. (a)	71
124	General Dynamics Corp.	6,397
119	Goodrich Corp.	5,256
427	Honeywell International, Inc.	13,335
201	ITT Corp.	8,238
199	L-3 Communications Holdings, Inc.	15,163
25	Lockheed Martin Corp.	1,946
123	Northrop Grumman Corp.	5,937
114	Orbital Sciences Corp. (a)	1,758
37	Precision Castparts Corp.	2,774
509	Raytheon Co.	23,011
29	Spirit Aerosystems Holdings, Inc., Class A (a)	372
7	TransDigm Group, Inc. (a)	235
68	United Technologies Corp.	3,305
		89,914
	Air Freight & Logistics — 0.1%
18	C.H. Robinson Worldwide, Inc.	961
32	Expeditors International of Washington, Inc.	1,101
		2,062
	Airlines — 0.1%
— (h)	Alaska Air Group, Inc. (a)	—	(h)
82	Allegiant Travel Co. (a)	4,257
19	SkyWest, Inc.	226
		4,483
	Auto Components — 0.1%
176	WABCO Holdings, Inc.	2,813

	Automobiles — 0.3%
961	Ford Motor Co. (a)	5,746
106	Thor Industries, Inc.	2,430
		8,176
	Beverages — 1.4%
243	Coca-Cola Enterprises, Inc.	4,150
767	Constellation Brands, Inc., Class A (a)	8,888
483	Dr. Pepper Snapple Group, Inc. (a)	10,007
455	Hansen Natural Corp. (a)	18,532
9	Pepsi Bottling Group, Inc.	293
		41,870
	Biotechnology — 2.6%
300	Alexion Pharmaceuticals, Inc. (a)	10,032
104	Alkermes, Inc. (a)	792
315	Amgen, Inc. (a)	15,280
140	Biogen Idec, Inc. (a)	6,769
— (h)	Celldex Therapeutics, Inc. (a)	1
169	Cubist Pharmaceuticals, Inc. (a)	2,801
26	Facet Biotech Corp. (a)	242
413	Genzyme Corp. (a)	22,047
163	Gilead Sciences, Inc. (a)	7,481
33	Martek Biosciences Corp. (a)	599
127	Myriad Genetics, Inc. (a)	4,912
91	Onyx Pharmaceuticals, Inc. (a)	2,353
191	OSI Pharmaceuticals, Inc. (a)	6,417
— (h)	PDL BioPharma, Inc.	—	(h)
		79,726
	Building Products — 0.2%
56	Armstrong World Industries, Inc. (a)	1,017
407	Masco Corp.	3,606
46	Owens Corning, Inc. (a)	828
		5,451
	Capital Markets — 2.0%
— (h)	Allied Capital Corp.	—	(h)
512	Ameriprise Financial, Inc.	13,480
207	Bank of New York Mellon Corp. (The)	5,278
55	BlackRock, Inc.	7,994
320	Federated Investors, Inc., Class B	7,330
— (h)	GFI Group, Inc.	—	(h)
392	Knight Capital Group, Inc., Class A (a)	6,075
84	Morgan Stanley	1,984
47	Northern Trust Corp.	2,530
1	optionsXpress Holdings, Inc.	13
384	SEI Investments Co.	5,390
36	State Street Corp.	1,244
106	Stifel Financial Corp. (a)	5,215
161	TD AMERITRADE Holding Corp. (a)	2,559
98	Waddell & Reed Financial, Inc., Class A	2,198
		61,290
	Chemicals — 2.3%
293	Airgas, Inc.	12,628
— (h)	Cytec Industries, Inc.	1
265	Dow Chemical Co. (The)	4,242
40	Eastman Chemical Co.	1,600
243	Ecolab, Inc.	9,384
420	Huntsman Corp.	2,252
5	International Flavors & Fragrances, Inc.	147
286	Monsanto Co.	24,319
69	Nalco Holding Co.	1,125

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        HIGHBRIDGE FUNDS   5

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Chemicals — Continued
— (h)	Olin Corp.	—	(h)
58	Praxair, Inc.	4,359
2	Sensient Technologies Corp.	44
183	Sigma-Aldrich Corp.	8,021
5	Terra Industries, Inc.	140
		68,262
	Commercial Banks — 1.4%
— (h)	Ames National Corp.	3
— (h)	BancTrust Financial Group, Inc.	1
1	Bank of Hawaii Corp.	28
— (h)	Cathay General Bancorp	—	(h)
2	Commerce Bancshares, Inc.	53
1,474	Fifth Third Bancorp	6,042
9	First Citizens BancShares, Inc., Class A	1,076
1	First Financial Bankshares, Inc.	35
596	First Horizon National Corp.	6,859
— (h)	First Midwest Bancorp, Inc.	—	(h)
248	FirstMerit Corp.	4,818
— (h)	FNB Corp.	—	(h)
— (h)	International Bancshares Corp.	1
— (h)	PrivateBancorp, Inc.	1
103	Prosperity Bancshares, Inc.	2,856
3,264	Regions Financial Corp.	14,656
4	Signature Bank (a)	109
169	SunTrust Banks, Inc.	2,444
— (h)	SVB Financial Group (a)	2
499	Synovus Financial Corp.	1,611
— (h)	United Security Bancshares	2
38	Wells Fargo & Co.	752
2	Westamerica Bancorp	113
		41,462
	Commercial Services & Supplies — 1.3%
204	Brink’s Co. (The)	5,797
81	Cintas Corp.	2,079
10	Clean Harbors, Inc. (a)	476
176	Covanta Holding Corp. (a)	2,489
— (h)	Document Security Systems, Inc. (a)	—	(h)
1	Herman Miller, Inc.	16
39	Pitney Bowes, Inc.	962
788	R.R. Donnelley & Sons Co.	9,182
47	Rollins, Inc.	851
118	Waste Connections, Inc. (a)	3,043
581	Waste Management, Inc.	15,507
		40,402
	Communications Equipment — 3.1%
1,285	3Com Corp. (a)	5,204
13	Adtran, Inc.	266
494	Arris Group, Inc. (a)	5,273
4	Avocent Corp. (a)	59
1,021	Cisco Systems, Inc. (a)	19,718
455	CommScope, Inc. (a)	11,415
73	F5 Networks, Inc. (a)	1,987
420	Harris Corp.	12,842
247	InterDigital, Inc. (a)	6,508
355	JDS Uniphase Corp. (a)	1,638
110	Motorola, Inc.	607
— (h)	Palm, Inc. (a)	1
211	Polycom, Inc. (a)	3,931
225	QUALCOMM, Inc.	9,530
409	Riverbed Technology, Inc. (a)	7,493
384	Starent Networks Corp. (a)	7,579
		94,051
	Computers & Peripherals — 2.7%
58	Apple, Inc. (a)	7,255
129	Diebold, Inc.	3,415
62	International Business Machines Corp.	6,369
272	Lexmark International, Inc., Class A (a)	5,341
697	NCR Corp. (a)	7,076
672	NetApp, Inc. (a)	12,293
353	QLogic Corp. (a)	5,002
1,045	SanDisk Corp. (a)	16,422
— (h)	Sun Microsystems, Inc. (a)	1
6	Synaptics, Inc. (a)	208
724	Western Digital Corp. (a)	17,029
		80,411
	Construction & Engineering — 1.8%
331	EMCOR Group, Inc. (a)	6,880
578	Fluor Corp.	21,907
121	Granite Construction, Inc.	4,783
219	Jacobs Engineering Group, Inc. (a)	8,333
422	Shaw Group, Inc. (The) (a)	14,140
		56,043
	Consumer Finance — 0.3%
132	AmeriCredit Corp. (a)	1,347
7	Cash America International, Inc.	155
989	Discover Financial Services	8,044
49	SLM Corp. (a)	238
		9,784

SEE NOTES TO FINANCIAL STATEMENTS.

6   HIGHBRIDGE FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Containers & Packaging — 1.3%
106	Ball Corp.	4,012
185	Owens-Illinois, Inc. (a)	4,508
190	Packaging Corp. of America	3,017
627	Pactiv Corp. (a)	13,708
99	Rock-Tenn Co., Class A	3,739
132	Sealed Air Corp.	2,515
101	Silgan Holdings, Inc.	4,702
137	Sonoco Products Co.	3,343
		39,544
	Distributors — 0.0% (g)
21	Genuine Parts Co.	706
	Diversified Consumer Services — 0.6%
85	Apollo Group, Inc., Class A (a)	5,356
96	Brink’s Home Security Holdings, Inc. (a)	2,542
— (h)	Capella Education Co. (a)	—	(h)
15	Career Education Corp. (a)	335
111	Coinstar, Inc. (a)	3,958
141	Corinthian Colleges, Inc. (a)	2,171
6	DeVry, Inc.	252
77	Hillenbrand, Inc.	1,401
364	Service Corp. International	1,647
		17,662
	Diversified Financial Services — 0.7%
133	Bank of America Corp.	1,186
283	CIT Group, Inc.	629
— (h)	Citigroup, Inc.	—	(h)
536	NASDAQ OMX Group, Inc. (The) (a)	10,316
337	NYSE Euronext	7,807
1	PHH Corp. (a)	15
		19,953
	Diversified Telecommunication Services — 0.8%
628	AT&T, Inc.	16,099
— (h)	Embarq Corp.	1
27	NTELOS Holdings Corp.	434
14	Qwest Communications International, Inc.	54
81	tw telecom, Inc. (a)	745
174	Verizon Communications, Inc.	5,273
218	Windstream Corp.	1,809
		24,415
	Electric Utilities — 3.4%
509	Allegheny Energy, Inc.	13,205
16	Allete, Inc.	408
479	American Electric Power Co., Inc.	12,628
295	DPL, Inc.	6,615
166	Entergy Corp.	10,752
397	Exelon Corp.	18,307
481	FirstEnergy Corp.	19,691
349	Great Plains Energy, Inc.	5,048
3	Idacorp, Inc.	71
155	Northeast Utilities	3,259
395	NV Energy, Inc.	4,050
147	Pepco Holdings, Inc.	1,751
121	PPL Corp.	3,610
20	UniSource Energy Corp.	527
187	Westar Energy, Inc.	3,275
		103,197
	Electrical Equipment — 0.8%
19	Baldor Electric Co.	437
1	Belden, Inc.	16
4	Brady Corp., Class A	94
— (h)	Energy Conversion Devices, Inc. (a)	1
16	First Solar, Inc. (a)	2,937
91	General Cable Corp. (a)	2,463
166	GrafTech International Ltd. (a)	1,455
105	Hubbell, Inc., Class B	3,473
21	Sunpower Corp., Class B (a)	545
392	Thomas & Betts Corp. (a)	12,208
		23,629
	Electronic Equipment, Instruments & Components — 1.5%
180	Arrow Electronics, Inc. (a)	4,096
425	Avnet, Inc. (a)	9,313
157	Cogent, Inc. (a)	1,775
131	Dolby Laboratories, Inc., Class A (a)	5,244
256	FLIR Systems, Inc. (a)	5,687
156	Itron, Inc. (a)	7,167
712	Jabil Circuit, Inc.	5,766
160	Tech Data Corp. (a)	4,600
109	Vishay Intertechnology, Inc. (a)	639
		44,287
	Energy Equipment & Services — 2.7%
572	Cameron International Corp. (a)	14,619
93	Complete Production Services, Inc. (a)	623
170	Dresser-Rand Group, Inc. (a)	4,198
433	ENSCO International, Inc.	12,256
256	Exterran Holdings, Inc. (a)	5,280
— (h)	Helix Energy Solutions Group, Inc. (a)	3
89	Key Energy Services, Inc. (a)	393
415	National Oilwell Varco, Inc. (a)	12,552

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        HIGHBRIDGE FUNDS   7

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Energy Equipment & Services — Continued
— (h)	Oil States International, Inc. (a)	1
516	Patterson-UTI Energy, Inc.	6,564
1,095	Rowan Cos., Inc.	17,085
— (h)	Tetra Technologies, Inc. (a)	—	(h)
215	Tidewater, Inc.	9,289
		82,863
	Food & Staples Retailing — 2.0%
70	BJ’s Wholesale Club, Inc. (a)	2,321
14	CVS/Caremark Corp.	440
688	Safeway, Inc.	13,582
38	SUPERVALU, Inc.	628
691	Walgreen Co.	21,733
465	Wal-Mart Stores, Inc.	23,439
		62,143
	Food Products — 2.3%
318	Archer-Daniels-Midland Co.	7,822
226	Campbell Soup Co.	5,824
12	ConAgra Foods, Inc.	205
679	Dean Foods Co. (a)	14,065
577	Del Monte Foods Co.	4,356
456	General Mills, Inc.	23,100
99	Hormel Foods Corp.	3,105
81	Lancaster Colony Corp.	3,557
1,010	Sara Lee Corp.	8,406
		70,440
	Gas Utilities — 0.6%
55	AGL Resources, Inc.	1,727
191	Atmos Energy Corp.	4,727
123	Energen Corp.	4,435
210	Questar Corp.	6,229
102	Southwest Gas Corp.	2,071
		19,189
	Health Care Equipment & Supplies — 3.0%
36	Baxter International, Inc.	1,730
238	Beckman Coulter, Inc.	12,502
154	Becton, Dickinson & Co.	9,294
249	Cooper Cos., Inc. (The)	7,148
7	Haemonetics Corp. (a)	382
41	Hill-Rom Holdings, Inc.	528
553	Hologic, Inc. (a)	8,213
252	Hospira, Inc. (a)	8,278
30	Immucor, Inc. (a)	487
198	Masimo Corp. (a)	5,709
622	Medtronic, Inc.	19,898
119	ResMed, Inc. (a)	4,557
41	Sirona Dental Systems, Inc. (a)	676
91	STERIS Corp.	2,182
35	Stryker Corp.	1,368
114	Teleflex, Inc.	4,883
21	Thoratec Corp. (a)	615
29	Varian Medical Systems, Inc. (a)	969
53	West Pharmaceutical Services, Inc.	1,715
		91,134
	Health Care Providers & Services — 1.5%
63	Aetna, Inc.	1,386
53	Cardinal Health, Inc.	1,774
— (h)	Chemed Corp.	2
32	CIGNA Corp.	629
371	Community Health Systems, Inc. (a)	8,470
61	Express Scripts, Inc. (a)	3,926
241	Health Management Associates, Inc., Class A (a)	1,125
— (h)	Healthspring, Inc. (a)	—	(h)
225	Henry Schein, Inc. (a)	9,234
261	Lincare Holdings, Inc. (a)	6,302
27	Magellan Health Services, Inc. (a)	810
30	McKesson Corp.	1,099
131	Medco Health Solutions, Inc. (a)	5,699
56	Mednax, Inc. (a)	1,996
5	Omnicare, Inc.	140
— (h)	PSS World Medical, Inc. (a)	—	(h)
23	Psychiatric Solutions, Inc. (a)	452
4	UnitedHealth Group, Inc.	106
22	WellPoint, Inc. (a)	924
		44,074
	Health Care Technology — 0.2%
481	IMS Health, Inc.	6,040
	Hotels, Restaurants & Leisure — 1.4%
68	Ameristar Casinos, Inc.	1,386
1	Bob Evans Farms, Inc.	26
194	Brinker International, Inc.	3,438
260	Burger King Holdings, Inc.	4,256
87	Cheesecake Factory, Inc. (The) (a)	1,505
18	Chipotle Mexican Grill, Inc., Class B (a)	1,208
228	Darden Restaurants, Inc.	8,447
1	International Speedway Corp., Class A	25
1	Interval Leisure Group, Inc. (a)	7
157	McDonald’s Corp.	8,361
— (h)	MGM Mirage (a)	—	(h)
3	Panera Bread Co., Class A (a)	159

SEE NOTES TO FINANCIAL STATEMENTS.

8   HIGHBRIDGE FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Hotels, Restaurants & Leisure — Continued
— (h)	PokerTek, Inc. (a)	—	(h)
179	Scientific Games Corp., Class A (a)	3,135
71	Starwood Hotels & Resorts Worldwide, Inc.	1,478
199	WMS Industries, Inc. (a)	6,393
163	Wyndham Worldwide Corp.	1,910
		41,734
	Household Durables — 2.3%
37	Centex Corp.	402
660	D.R. Horton, Inc.	8,608
344	Jarden Corp. (a)	6,923
567	Leggett & Platt, Inc.	8,143
96	Lennar Corp., Class A	932
1,442	Newell Rubbermaid, Inc.	15,067
21	NVR, Inc. (a)	10,435
62	Pulte Homes, Inc.	714
12	Ryland Group, Inc.	249
245	Snap-On, Inc.	8,300
186	Stanley Works (The)	7,089
45	Whirlpool Corp.	2,030
		68,892
	Household Products — 0.4%
37	Colgate-Palmolive Co.	2,180
188	Kimberly-Clark Corp.	9,240
16	Procter & Gamble Co.	794
		12,214
	Independent Power Producers & Energy Traders — 0.6%
1,915	AES Corp. (The) (a)	13,536
142	Constellation Energy Group, Inc.	3,408
		16,944
	Industrial Conglomerates — 0.1%
90	Carlisle Cos., Inc.	2,050
	Insurance — 2.4%
— (h)	Ambac Financial Group, Inc.	—	(h)
261	American Financial Group, Inc.	4,595
105	Assurant, Inc.	2,577
76	Brown & Brown, Inc.	1,477
298	Chubb Corp. (The)	11,624
51	CNA Financial Corp.	613
— (h)	Conseco, Inc. (a)	—	(h)
43	Erie Indemnity Co., Class A	1,519
140	Fidelity National Financial, Inc., Class A	2,546
54	First American Corp.	1,513
— (h)	Genworth Financial, Inc., Class A	—	(h)
228	Hanover Insurance Group, Inc. (The)	6,850
6	Harleysville Group, Inc.	169
15	HCC Insurance Holdings, Inc.	355
184	Lincoln National Corp.	2,063
185	Loews Corp.	4,594
350	Marsh & McLennan Cos., Inc.	7,387
238	Old Republic International Corp.	2,228
10	Prudential Financial, Inc.	288
68	Reinsurance Group of America, Inc.	2,152
— (h)	Selective Insurance Group	2
180	StanCorp Financial Group, Inc.	4,940
— (h)	State Auto Financial Corp.	1
186	Torchmark Corp.	5,452
— (h)	Tower Group, Inc.	6
63	Transatlantic Holdings, Inc.	2,378
269	W.R. Berkley Corp.	6,442
— (h)	Wesco Financial Corp.	97
		71,868
	Internet & Catalog Retail — 0.0% (g)
1	HSN, Inc. (a)	7
1	Ticketmaster Entertainment, Inc. (a)	6
		13
	Internet Software & Services — 1.4%
16	eBay, Inc. (a)	271
57	Equinix, Inc. (a)	4,008
59	Google, Inc., Class A (a)	23,190
— (h)	Quepasa Corp. (a)	—	(h)
209	Sohu.com, Inc., (China) (a)	10,920
128	VeriSign, Inc. (a)	2,640
		41,029
	IT Services — 2.2%
152	Affiliated Computer Services, Inc., Class A (a)	7,335
452	Broadridge Financial Solutions, Inc.	8,752
82	CACI International, Inc., Class A (a)	3,230
63	Computer Sciences Corp. (a)	2,341
72	Convergys Corp. (a)	732
233	DST Systems, Inc. (a)	8,444
454	Fidelity National Information Services, Inc.	8,107
106	Fiserv, Inc. (a)	3,973
126	Gartner, Inc. (a)	1,705
242	Global Payments, Inc.	7,746
12	Lender Processing Services, Inc.	333
63	Metavante Technologies, Inc. (a)	1,492
118	NeuStar, Inc., Class A (a)	2,235
274	Perot Systems Corp., Class A (a)	3,858
134	SAIC, Inc. (a)	2,425

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        HIGHBRIDGE FUNDS   9

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	IT Services — Continued
15	Syntel, Inc.	412
144	Western Union Co. (The)	2,404
		65,524
	Leisure Equipment & Products — 0.8%
951	Eastman Kodak Co.	2,902
608	Hasbro, Inc.	16,210
390	Mattel, Inc.	5,831
		24,943
	Life Sciences Tools & Services — 1.3%
14	Bio-Rad Laboratories, Inc., Class A (a)	957
114	Illumina, Inc. (a)	4,266
36	Mettler-Toledo International, Inc., (Switzerland) (a)	2,249
348	PerkinElmer, Inc.	5,074
591	Pharmaceutical Product Development, Inc.	11,588
86	Techne Corp.	4,926
286	Thermo Fisher Scientific, Inc. (a)	10,044
— (h)	Varian, Inc. (a)	2
		39,106
	Machinery — 2.4%
517	AGCO Corp. (a)	12,568
293	Bucyrus International, Inc.	6,355
58	Caterpillar, Inc.	2,076
46	Crane Co.	1,063
111	Dover Corp.	3,428
217	Flowserve Corp.	14,764
97	Gardner Denver, Inc. (a)	2,572
227	Harsco Corp.	6,267
— (h)	Manitowoc Co., Inc. (The)	—	(h)
222	Navistar International Corp. (a)	8,374
— (h)	Robbins & Myers, Inc.	1
98	SPX Corp.	4,510
194	Timken Co.	3,123
473	Trinity Industries, Inc.	6,909
45	Wabtec Corp.	1,728
		73,738
	Media — 4.3%
1	Ascent Media Corp., Class A (a)	22
1,045	CBS Corp., Class B	7,356
80	Cinemark Holdings, Inc.	711
603	Comcast Corp., Class A	9,328
152	CTC Media, Inc., (Russia) (a)	1,194
342	DIRECTV Group, Inc. (The) (a)	8,460
1,111	DISH Network Corp., Class A (a)	14,721
261	Gannett Co., Inc.	1,022
1,295	Interpublic Group of Cos., Inc. (The) (a)	8,105
38	John Wiley & Sons, Inc., Class A	1,296
246	Liberty Global, Inc., Class A (a)	4,064
15	Liberty Global, Inc., Class C (a)	250
17	Liberty Media Corp. - Capital, Class A (a)	195
490	McGraw-Hill Cos., Inc. (The)	14,762
275	Omnicom Group, Inc.	8,663
1	Sirius XM Radio, Inc. (a)	—	(h)
563	Time Warner Cable, Inc.	18,140
857	Time Warner, Inc.	18,713
362	Viacom, Inc., Class B (a)	6,960
14	Washington Post Co. (The), Class B	5,903
		129,865
	Metals & Mining — 1.0%
108	AK Steel Holding Corp.	1,412
— (h)	Carpenter Technology Corp.	1
— (h)	Century Aluminum Co. (a)	—	(h)
195	Cliffs Natural Resources, Inc.	4,487
148	Compass Minerals International, Inc.	7,129
141	Newmont Mining Corp.	5,686
198	Royal Gold, Inc.	7,143
528	Titanium Metals Corp.	3,582
72	United States Steel Corp.	1,918
17	Worthington Industries, Inc.	256
		31,614
	Multiline Retail — 2.4%
525	Big Lots, Inc. (a)	14,519
383	Dollar Tree, Inc. (a)	16,229
795	J.C. Penney Co., Inc.	24,407
354	Kohl’s Corp. (a)	16,065
7	Macy’s, Inc.	96
		71,316
	Multi-Utilities — 2.5%
451	Ameren Corp.	10,389
— (h)	Avista Corp.	1
— (h)	Black Hills Corp.	2
192	CenterPoint Energy, Inc.	2,040
939	CMS Energy Corp.	11,288
525	Dominion Resources, Inc.	15,846
265	DTE Energy Co.	7,846
12	MDU Resources Group, Inc.	204
903	NiSource, Inc.	9,918
189	OGE Energy Corp.	4,851
359	Public Service Enterprise Group, Inc.	10,698

SEE NOTES TO FINANCIAL STATEMENTS.

10   HIGHBRIDGE FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Multi-Utilities — Continued
12	TECO Energy, Inc.	125
133	Vectren Corp.	2,941
		76,149
	Office Electronics — 0.0% (g)
91	Xerox Corp.	554
	Oil, Gas & Consumable Fuels — 4.9%
513	Alpha Natural Resources, Inc. (a)	10,505
17	Apache Corp.	1,224
— (h)	Berry Petroleum Co., Class A	1
49	Cabot Oil & Gas Corp.	1,480
639	Chesapeake Energy Corp.	12,601
28	Chevron Corp.	1,831
10	Cimarex Energy Co.	268
24	CNX Gas Corp. (a)	626
5	Consol Energy, Inc.	145
287	Devon Energy Corp.	14,894
2	Encore Acquisition Co. (a)	50
122	EOG Resources, Inc.	7,733
457	EXCO Resources, Inc. (a)	5,384
125	Exxon Mobil Corp.	8,352
187	Forest Oil Corp. (a)	2,988
382	Frontier Oil Corp.	4,850
340	Murphy Oil Corp.	16,220
177	Occidental Petroleum Corp.	9,976
70	Penn Virginia Corp.	981
66	Pioneer Natural Resources Co.	1,517
202	Plains Exploration & Production Co. (a)	3,821
233	Quicksilver Resources, Inc. (a)	1,896
222	Southern Union Co.	3,530
— (h)	W&T Offshore, Inc.	—	(h)
288	Walter Industries, Inc.	6,577
122	Whiting Petroleum Corp. (a)	4,009
576	Williams Cos., Inc. (The)	8,117
139	World Fuel Services Corp.	5,296
343	XTO Energy, Inc.	11,903
		146,775
	Paper & Forest Products — 0.2%
1	Clearwater Paper Corp. (a)	11
323	International Paper Co.	4,089
209	MeadWestvaco Corp.	3,273
		7,373
	Personal Products — 0.1%
163	Avon Products, Inc.	3,707

	Pharmaceuticals — 4.0%
320	Abbott Laboratories	13,385
685	Eli Lilly & Co.	22,556
558	Endo Pharmaceuticals Holdings, Inc. (a)	9,226
832	Forest Laboratories, Inc. (a)	18,038
445	Johnson & Johnson	23,289
— (h)	Medicis Pharmaceutical Corp., Class A	2
146	Mylan, Inc. (a)	1,937
1,314	Pfizer, Inc.	17,560
— (h)	Schering-Plough Corp.	1
441	Sepracor, Inc. (a)	6,263
172	Valeant Pharmaceuticals International (a)	2,879
— (h)	ViroPharma, Inc. (a)	—	(h)
225	Watson Pharmaceuticals, Inc. (a)	6,974
		122,110
	Professional Services — 0.6%
7	Dun & Bradstreet Corp.	596
208	Equifax, Inc.	6,067
29	FTI Consulting, Inc. (a)	1,584
15	Huron Consulting Group, Inc. (a)	722
211	Manpower, Inc.	9,099
— (h)	Odyssey Marine Exploration, Inc. (a)	—	(h)
25	Watson Wyatt Worldwide, Inc., Class A	1,346
		19,414
	Real Estate Investment Trusts (REITs) — 2.0%
162	Boston Properties, Inc.	7,989
8	BRE Properties, Inc.	194
57	Camden Property Trust	1,558
209	Corporate Office Properties Trust	6,386
— (h)	Developers Diversified Realty Corp.	—	(h)
181	Duke Realty Corp.	1,769
201	Equity Residential	4,608
90	Essex Property Trust, Inc.	5,708
122	Federal Realty Investment Trust	6,752
6	HCP, Inc.	123
90	Health Care REIT, Inc.	3,065
126	Highwoods Properties, Inc.	3,035
223	Kimco Realty Corp.	2,681
106	Liberty Property Trust	2,581
10	Nationwide Health Properties, Inc.	250
221	Omega Healthcare Investors, Inc.	3,472
46	Plum Creek Timber Co., Inc.	1,593
15	Potlatch Corp.	437
102	ProLogis	928
44	Public Storage	2,962
52	Rayonier, Inc.	1,995

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        HIGHBRIDGE FUNDS   11

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Real Estate Investment Trusts (REITs) — Continued
2	Realty Income Corp.	37
49	Regency Centers Corp.	1,820
23	Simon Property Group, Inc.	1,178
		61,121
	Real Estate Management & Development — 0.2%
67	CB Richard Ellis Group, Inc., Class A (a)	503
— (h)	Forest City Enterprises, Inc., Class A	1
131	Jones Lang LaSalle, Inc.	4,235
		4,739
	Road & Rail — 1.6%
589	CSX Corp.	17,433
83	J.B. Hunt Transport Services, Inc.	2,330
473	Kansas City Southern (a)	7,212
175	Knight Transportation, Inc.	3,097
221	Norfolk Southern Corp.	7,883
160	Ryder System, Inc.	4,441
301	Werner Enterprises, Inc.	4,924
		47,320
	Semiconductors & Semiconductor Equipment — 3.2%
209	Altera Corp.	3,403
237	Amkor Technology, Inc. (a)	1,021
417	Atmel Corp. (a)	1,601
168	Broadcom Corp., Class A (a)	3,900
492	Cypress Semiconductor Corp. (a)	3,903
1	Fairchild Semiconductor International, Inc. (a)	6
327	Integrated Device Technology, Inc. (a)	1,776
478	Intel Corp.	7,544
433	Intersil Corp., Class A	5,020
187	Linear Technology Corp.	4,077
690	LSI Corp. (a)	2,649
253	Maxim Integrated Products, Inc.	3,432
2,444	Micron Technology, Inc. (a)	11,926
391	Novellus Systems, Inc. (a)	7,059
362	ON Semiconductor Corp. (a)	1,965
502	PMC-Sierra, Inc. (a)	3,974
140	Silicon Laboratories, Inc. (a)	4,669
318	Skyworks Solutions, Inc. (a)	2,811
135	Teradyne, Inc. (a)	799
764	Texas Instruments, Inc.	13,802
71	Varian Semiconductor Equipment Associates, Inc. (a)	1,825
544	Xilinx, Inc.	11,129
		98,291
	Software — 3.6%
10	Aspen Technology, Inc. (a)	77
121	BMC Software, Inc. (a)	4,181
3	CA, Inc.	45
578	Cadence Design Systems, Inc. (a)	3,225
713	Electronic Arts, Inc. (a)	14,519
149	Informatica Corp. (a)	2,363
1,006	Microsoft Corp.	20,382
— (h)	Net 1 UEPS Technologies, Inc., (South Africa) (a)	3
693	Novell, Inc. (a)	2,605
278	Parametric Technology Corp. (a)	3,105
258	Quest Software, Inc. (a)	3,742
665	Red Hat, Inc. (a)	11,476
423	Salesforce.com, Inc. (a)	18,114
77	Solera Holdings, Inc. (a)	1,763
1,225	Symantec Corp. (a)	21,135
— (h)	Take-Two Interactive Software, Inc. (a)	—	(h)
330	TIBCO Software, Inc. (a)	2,087
		108,822
	Specialty Retail — 3.2%
25	Aaron Rents, Inc.	843
420	Advance Auto Parts, Inc.	18,372
1	AnnTaylor Stores Corp. (a)	5
215	Barnes & Noble, Inc.	5,626
111	Best Buy Co., Inc.	4,250
747	Foot Locker, Inc.	8,881
315	GameStop Corp., Class A (a)	9,486
295	Gap, Inc. (The)	4,591
821	Limited Brands, Inc.	9,375
— (h)	Office Depot, Inc. (a)	—	(h)
12	Penske Auto Group, Inc.	155
85	PetSmart, Inc.	1,955
719	RadioShack Corp.	10,128
270	Rent-A-Center, Inc. (a)	5,193
87	Ross Stores, Inc.	3,298
63	Sally Beauty Holdings, Inc. (a)	465
312	TJX Cos., Inc.	8,725
104	Tractor Supply Co. (a)	4,218
197	Williams-Sonoma, Inc.	2,762
		98,328
	Textiles, Apparel & Luxury Goods — 1.8%
270	Carter’s, Inc. (a)	5,771
624	Coach, Inc. (a)	15,298
1	Jones Apparel Group, Inc.	10
87	Liz Claiborne, Inc.	412
97	Phillips-Van Heusen Corp.	2,805

SEE NOTES TO FINANCIAL STATEMENTS.

12   HIGHBRIDGE FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Textiles, Apparel & Luxury Goods — Continued
417	Polo Ralph Lauren Corp.	22,476
226	Warnaco Group, Inc. (The) (a)	6,508
29	Wolverine World Wide, Inc.	606
		53,886
	Thrifts & Mortgage Finance — 0.6%
— (h)	Astoria Financial Corp.	—	(h)
— (h)	Downey Financial Corp.	—	(h)
71	First Niagara Financial Group, Inc.	968
486	Hudson City Bancorp, Inc.	6,101
796	New York Community Bancorp, Inc.	8,998
7	Northwest Bancorp, Inc.	123
18	TFS Financial Corp.	212
1	Tree.com, Inc. (a)	7
— (h)	Triad Guaranty, Inc. (a)	—	(h)
106	Washington Federal, Inc.	1,371
		17,780
	Tobacco — 0.6%
89	Lorillard, Inc.	5,605
42	Philip Morris International, Inc.	1,535
260	Reynolds American, Inc.	9,869
		17,009
	Trading Companies & Distributors — 0.2%
67	MSC Industrial Direct Co., Class A	2,750
— (h)	United Rentals, Inc. (a)	—	(h)
7	Watsco, Inc.	296
97	WESCO International, Inc. (a)	2,521
		5,567
	Water Utilities — 0.0% (g)
47	Aqua America, Inc.	859
	Wireless Telecommunication Services — 1.0%
158	Leap Wireless International, Inc. (a)	5,716
75	MetroPCS Communications, Inc. (a)	1,288
800	NII Holdings, Inc. (a)	12,929
1,011	Sprint Nextel Corp. (a)	4,407
209	Syniverse Holdings, Inc. (a)	2,628
64	U.S. Cellular Corp. (a)	2,160
		29,128
	Total Long-Term Investments (Cost $2,725,838)	2,945,258
Short-Term Investment — 6.2%
	Investment Company — 6.2%
186,945	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.650% (b) (l) (Cost $186,945)	186,945
	Total Investments — 103.6% (Cost $2,912,783)	3,132,203
	Liabilities in Excess of Other Assets — (3.6)%	(109,999)
	NET ASSETS — 100.0%	$3,022,204
Short Positions — 96.1%
	Common Stocks — 96.1%
	Aerospace & Defense — 1.4%
29	Alliant Techsystems, Inc. (a)	2,311
309	BE Aerospace, Inc. (a)	3,332
579	Boeing Co.	23,202
— (h)	Hexcel Corp. (a)	1
21	Moog, Inc., Class A (a)	560
319	Rockwell Collins, Inc.	12,230
54	Teledyne Technologies, Inc. (a)	1,712
		43,348
	Air Freight & Logistics — 0.3%
75	FedEx Corp.	4,222
— (h)	Hub Group, Inc., Class A (a)	1
87	United Parcel Service, Inc., Class B	4,551
		8,774
	Airlines — 0.9%
1,088	AMR Corp. (a)	5,179
1,033	Continental Airlines, Inc., Class B (a)	10,869
193	Delta Air Lines, Inc. (a)	1,191
595	JetBlue Airways Corp. (a)	2,931
1,037	Southwest Airlines Co.	7,236
— (h)	U.S. Airways Group, Inc. (a)	—	(h)
— (h)	UAL Corp. (a)	—	(h)
		27,406
	Auto Components — 1.3%
157	Autoliv, Inc., (Sweden)	3,883
522	BorgWarner, Inc.	15,103
380	Gentex Corp.	5,083
422	Goodyear Tire & Rubber Co. (The) (a)	4,638
544	Johnson Controls, Inc.	10,333
— (h)	TRW Automotive Holdings Corp. (a)	—	(h)
		39,040
	Automobiles — 0.5%
710	Harley-Davidson, Inc.	15,727

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        HIGHBRIDGE FUNDS   13

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Beverages — 1.5%
122	Brown-Forman Corp., Class B	5,670
7	Central European Distribution Corp. (a)	158
372	Coca-Cola Co. (The)	16,011
206	Molson Coors Brewing Co., Class B	7,875
113	PepsiAmericas, Inc.	2,783
288	PepsiCo, Inc.	14,318
		46,815
	Biotechnology — 2.5%
6	Abraxis Bioscience, Inc. (a)	306
13	Alnylam Pharmaceuticals, Inc. (a)	230
167	Amylin Pharmaceuticals, Inc.(a)	1,830
566	BioMarin Pharmaceutical, Inc. (a)	7,273
443	Celgene Corp. (a)	18,931
342	Cephalon, Inc. (a)	22,426
— (h)	Cepheid, Inc. (a)	1
— (h)	Dendreon Corp. (a)	—	(h)
29	Isis Pharmaceuticals, Inc. (a)	447
57	Regeneron Pharmaceuticals, Inc. (a)	750
9	Savient Pharmaceuticals, Inc. (a)	49
62	Theravance, Inc. (a)	885
177	United Therapeutics Corp. (a)	11,098
405	Vertex Pharmaceuticals, Inc. (a)	12,482
		76,708
	Building Products — 0.2%
23	Lennox International, Inc.	727
77	Simpson Manufacturing Co., Inc.	1,722
288	USG Corp. (a)	4,287
		6,736
	Capital Markets — 1.8%
13	Affiliated Managers Group, Inc. (a)	724
— (h)	American Capital Ltd.	—	(h)
6	Charles Schwab Corp. (The)	102
440	E*Trade Financial Corp. (a)	629
460	Eaton Vance Corp.	12,588
117	Franklin Resources, Inc.	7,057
51	Goldman Sachs Group, Inc. (The)	6,522
27	Greenhill & Co., Inc.	2,096
28	Investment Technology Group, Inc. (a)	647
966	Janus Capital Group, Inc.	9,693
1	Jefferies Group, Inc.	28
77	Legg Mason, Inc.	1,553
62	Raymond James Financial, Inc.	976
286	T. Rowe Price Group, Inc.	11,008
		53,623
	Chemicals — 3.0%
50	Air Products & Chemicals, Inc.	3,321
7	Albemarle Corp.	201
289	Ashland, Inc.	6,342
77	Cabot Corp.	1,121
66	Calgon Carbon Corp. (a)	1,116
122	Celanese Corp., Class A	2,537
— (h)	CF Industries Holdings, Inc.	2
671	E.l. du Pont de Nemours & Co.	18,726
100	FMC Corp.	4,879
155	Lubrizol Corp.	6,691
— (h)	Minerals Technologies, Inc.	3
224	Mosaic Co. (The)	9,063
517	PPG Industries, Inc.	22,794
52	RPM International, Inc.	718
304	Scotts Miracle-Gro Co. (The), Class A	10,279
7	Valhi, Inc.	73
60	Valspar Corp.	1,437
64	Westlake Chemical Corp.	1,200
		90,503
	Commercial Banks — 2.4%
64	Associated Banc-Corp.	996
285	BancorpSouth, Inc.	6,629
204	BB&T Corp.	4,772
1	BOK Financial Corp.	49
786	CapitalSource, Inc.	2,429
214	City National Corp.	7,848
59	Comerica, Inc.	1,228
149	Cullen/Frost Bankers, Inc.	7,000
— (h)	East West Bancorp, Inc.	—	(h)
— (h)	First Bancorp	—	(h)
— (h)	First Commonwealth Financial Corp.	—	(h)
517	Fulton Financial Corp.	3,419
16	Glacier Bancorp, Inc.	238
24	Hancock Holding Co.	917
270	Huntington Bancshares, Inc.	754
5	Investors Bancorp, Inc. (a)	48
633	KeyCorp	3,894
522	Marshall & Ilsley Corp.	3,018
— (h)	MB Financial, Inc.	1
1	National Penn Bancshares, Inc.	11
60	Old National Bancorp	820
159	PNC Financial Services Group, Inc.	6,324
— (h)	Popular, Inc.	—	(h)
— (h)	Susquehanna Bancshares, Inc.	1
41	TCF Financial Corp.	564

SEE NOTES TO FINANCIAL STATEMENTS.

14   HIGHBRIDGE FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Commercial Banks — Continued
75	Trustmark Corp.	1,625
614	U.S. Bancorp	11,188
18	UMB Financial Corp.	840
8	United Bankshares, Inc.	200
261	Valley National Bancorp	3,773
— (h)	Webster Financial Corp.	—	(h)
14	Whitney Holding Corp.	171
— (h)	Wilmington Trust Corp.	1
221	Zions Bancorp	2,417
		71,175
	Commercial Services & Supplies — 1.7%
79	Avery Dennison Corp.	2,268
272	Copart, Inc. (a)	8,554
303	Corrections Corp. of America (a)	4,279
— (h)	GEO Group, Inc. (The) (a)	2
359	Iron Mountain, Inc. (a)	10,221
— (h)	Mine Safety Appliances Co.	1
322	Republic Services, Inc.	6,758
285	Stericycle, Inc. (a)	13,418
237	Tetra Tech, Inc. (a)	5,811
		51,312
	Communications Equipment — 1.3%
3,869	Brocade Communications Systems, Inc. (a)	22,366
329	Ciena Corp. (a)	3,934
18	Comtech Telecommunications Corp. (a)	605
79	Corning, Inc.	1,162
436	Juniper Networks, Inc. (a)	9,445
12	Tekelec (a)	187
248	Tellabs, Inc. (a)	1,297
		38,996
	Computers & Peripherals — 1.4%
7	Data Domain, Inc. (a)	121
1,838	Dell, Inc. (a)	21,353
256	EMC Corp. (a)	3,206
487	Hewlett-Packard Co.	17,532
— (h)	Intermec, Inc. (a)	1
— (h)	International Business Machines Corp.	10
70	Teradata Corp. (a)	1,176
		43,399
	Construction & Engineering — 0.6%
143	Aecom Technology Corp. (a)	3,678
16	KBR, Inc.	251
202	MasTec, Inc. (a)	2,530
30	Perini Corp. (a)	519
273	Quanta Services, Inc. (a)	6,208
128	URS Corp. (a)	5,637
		18,823
	Construction Materials — 0.2%
76	Eagle Materials, Inc.	2,104
16	Martin Marietta Materials, Inc.	1,374
32	Vulcan Materials Co.	1,502
		4,980
	Consumer Finance — 0.6%
535	American Express Co.	13,488
241	Capital One Financial Corp.	4,038
— (h)	First Marblehead Corp. (The) (a)	—	(h)
5	Student Loan Corp. (The)	225
		17,751
	Containers & Packaging — 0.6%
75	AptarGroup, Inc.	2,329
68	Bemis Co., Inc.	1,626
405	Crown Holdings, Inc. (a)	8,922
87	Greif, Inc., Class A	3,934
47	Temple-Inland, Inc.	561
		17,372
	Distributors — 0.3%
479	LKQ Corp. (a)	8,142
	Diversified Consumer Services — 1.1%
902	H&R Block, Inc.	13,664
38	ITT Educational Services, Inc. (a)	3,801
30	Matthews International Corp., Class A	940
78	Strayer Education, Inc.	14,793
52	Weight Watchers International, Inc.	1,298
		34,496
	Diversified Financial Services — 1.3%
47	CME Group, Inc.	10,396
127	IntercontinentalExchange, Inc. (a)	11,143
247	Leucadia National Corp. (a)	5,242
344	Moody’s Corp.	10,149
65	MSCI, Inc., Class A (a)	1,370
		38,300
	Diversified Telecommunication Services — 0.4%
361	CenturyTel, Inc.	9,811
268	Frontier Communications Corp.	1,904
37	Level 3 Communications, Inc. (a)	42
		11,757

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        HIGHBRIDGE FUNDS   15

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Electric Utilities — 3.1%
186	Cleco Corp.	3,920
463	Duke Energy Corp.	6,391
278	Edison International	7,919
393	FPL Group, Inc.	21,143
2	Hawaiian Electric Industries, Inc.	39
32	ITC Holdings Corp.	1,399
256	Pinnacle West Capital Corp.	7,012
188	Portland General Electric Co.	3,432
627	Progress Energy, Inc.	21,405
688	Southern Co.	19,867
		92,527
	Electrical Equipment — 1.8%
230	Acuity Brands, Inc.	6,616
9	American Superconductor Corp. (a)	227
257	AMETEK, Inc.	8,284
383	Emerson Electric Co.	13,024
133	Regal-Beloit Corp.	5,384
336	Rockwell Automation, Inc.	10,613
103	Roper Industries, Inc.	4,686
25	Sunpower Corp., Class A (a)	675
174	Woodward Governor Co.	3,482
		52,991
	Electronic Equipment, Instruments & Components — 1.6%
1,068	Agilent Technologies, Inc. (a)	19,493
45	Amphenol Corp., Class A	1,537
188	Anixter International, Inc. (a)	7,475
149	AVX Corp.	1,492
409	Ingram Micro, Inc., Class A (a)	5,941
179	Molex, Inc.	2,976
165	National Instruments Corp.	3,647
211	Trimble Navigation Ltd. (a)	4,532
		47,093
	Energy Equipment & Services — 2.9%
420	Atwood Oceanics, Inc. (a)	9,379
2	Baker Hughes, Inc.	67
985	BJ Services Co.	13,680
— (h)	CARBO Ceramics, Inc.	—	(h)
2	Diamond Offshore Drilling, Inc.	167
237	Dril-Quip, Inc. (a)	8,149
80	FMC Technologies, Inc. (a)	2,726
16	Global Industries Ltd. (a)	105
817	Halliburton Co.	16,516
19	Helmerich & Payne, Inc.	572
— (h)	Hercules Offshore, Inc. (a)	—	(h)
— (h)	ION Geophysical Corp. (a)	—	(h)
234	Oceaneering International, Inc. (a)	10,671
264	Pride International, Inc. (a)	5,994
100	RPC, Inc.	1,075
65	SEACOR Holdings, Inc. (a)	4,300
325	Smith International, Inc.	8,411
113	Superior Energy Services, Inc. (a)	2,168
159	Unit Corp. (a)	4,343
		88,323
	Food & Staples Retailing — 1.4%
88	Casey’s General Stores, Inc.	2,337
521	Costco Wholesale Corp.	25,297
11	Great Atlantic & Pacific Tea Co. (a)	82
141	Kroger Co. (The)	3,051
122	Ruddick Corp.	3,142
63	SYSCO Corp.	1,461
28	United Natural Foods, Inc. (a)	643
— (h)	Weis Markets, Inc.	4
380	Whole Foods Market, Inc.	7,884
		43,901
	Food Products — 3.1%
286	Corn Products International, Inc.	6,845
226	Flowers Foods, Inc.	5,215
12	Green Mountain Coffee Roasters, Inc. (a)	842
647	H.J. Heinz Co.	22,277
83	Hershey Co. (The)	3,007
248	JM Smucker Co. (The)	9,767
474	Kellogg Co.	19,966
20	Kraft Foods, Inc., Class A	471
305	McCormick & Co., Inc. (Non-Voting)	8,975
64	Ralcorp Holdings, Inc. (a)	3,631
133	Smithfield Foods, Inc. (a)	1,148
1,059	Tyson Foods, Inc., Class A	11,165
		93,309
	Gas Utilities — 1.3%
228	EQT Corp.	7,673
— (h)	Laclede Group, Inc. (The)	3
126	National Fuel Gas Co.	4,138
75	New Jersey Resources Corp.	2,473
188	Nicor, Inc.	6,043
72	Northwest Natural Gas Co.	2,931
70	ONEOK, Inc.	1,821
108	Piedmont Natural Gas Co., Inc.	2,630
83	South Jersey Industries, Inc.	2,872
151	UGI Corp.	3,465

SEE NOTES TO FINANCIAL STATEMENTS.

16   HIGHBRIDGE FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Gas Utilities — Continued
172	WGL Holdings, Inc.	5,348
		39,397
	Health Care Equipment & Supplies — 2.7%
861	Boston Scientific Corp. (a)	7,238
27	C.R. Bard, Inc.	1,907
32	DENTSPLY International, Inc.	927
145	Edwards Lifesciences Corp. (a)	9,209
1	Gen-Probe, Inc. (a)	59
114	IDEXX Laboratories, Inc. (a)	4,486
— (h)	Integra LifeSciences Holdings Corp. (a)	1
152	Intuitive Surgical, Inc. (a)	21,838
230	Inverness Medical Innovations, Inc. (a)	7,421
176	Kinetic Concepts, Inc. (a)	4,354
21	Meridian Bioscience, Inc.	368
241	NuVasive, Inc. (a)	9,145
62	St. Jude Medical, Inc. (a)	2,082
298	Zimmer Holdings, Inc. (a)	13,115
		82,150
	Health Care Providers & Services — 2.6%
— (h)	Amedisys, Inc. (a)	2
186	AMERIGROUP Corp. (a)	5,549
75	AmerisourceBergen Corp.	2,520
38	Brookdale Senior Living, Inc.	389
2	Catalyst Health Solutions, Inc. (a)	35
23	Coventry Health Care, Inc. (a)	360
187	DaVita, Inc. (a)	8,688
985	Health Net, Inc. (a)	14,219
— (h)	Healthsouth Corp. (a)	—	(h)
147	Humana, Inc. (a)	4,228
46	Laboratory Corp. of America Holdings (a)	2,976
202	LifePoint Hospitals, Inc. (a)	5,212
189	Owens & Minor, Inc.	6,540
557	Patterson Cos., Inc. (a)	11,398
212	Quest Diagnostics, Inc.	10,859
635	Tenet Healthcare Corp. (a)	1,430
14	Universal Health Services, Inc., Class B	691
151	VCA Antech, Inc. (a)	3,782
— (h)	WellCare Health Plans, Inc. (a)	1
		78,879
	Health Care Technology — 0.6%
440	Allscripts-Misys Healthcare Solutions, Inc.	5,470
172	Cerner Corp. (a)	9,235
249	HLTH Corp. (a)	2,736
		17,441
	Hotels, Restaurants & Leisure — 1.7%
16	Bally Technologies, Inc. (a)	428
— (h)	Chipotle Mexican Grill, Inc., Class A (a)	—	(h)
189	Choice Hotels International, Inc.	5,659
— (h)	Gaylord Entertainment Co. (a)	—	(h)
60	International Game Technology	736
243	Jack in the Box, Inc. (a)	5,967
504	Las Vegas Sands Corp. (a)	3,944
686	Marriott International, Inc., Class A	16,158
14	Penn National Gaming, Inc. (a)	489
279	Starbucks Corp. (a)	4,036
183	Tim Hortons, Inc., (Canada)	4,446
— (h)	Vail Resorts, Inc. (a)	9
618	Wendy’s/Arby’s Group, Inc., Class A	3,089
— (h)	Wynn Resorts Ltd. (a)	1
183	Yum! Brands, Inc.	6,118
		51,080
	Household Durables — 2.4%
457	Black & Decker Corp.	18,433
420	Fortune Brands, Inc.	16,523
94	Harman International Industries, Inc.	1,709
137	KB Home	2,477
195	MDC Holdings, Inc.	6,664
214	Mohawk Industries, Inc. (a)	10,101
751	Toll Brothers, Inc. (a)	15,208
12	Tupperware Brands Corp.	306
		71,421
	Household Products — 0.8%
30	Church & Dwight Co., Inc.	1,606
231	Clorox Co.	12,969
151	Energizer Holdings, Inc. (a)	8,654
		23,229
	Independent Power Producers & Energy Traders — 0.1%
— (h)	Dynegy, Inc., Class A (a)	—	(h)
60	Mirant Corp. (a)	765
61	Ormat Technologies, Inc.	2,144
32	Reliant Energy, Inc. (a)	160
		3,069
	Industrial Conglomerates — 0.8%
357	3M Co.	20,536
201	General Electric Co.	2,541
13	Textron, Inc.	137
		23,214

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        HIGHBRIDGE FUNDS   17

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Insurance — 2.2%
10	Aflac, Inc.	290
6	Alleghany Corp. (a)	1,432
398	Allstate Corp. (The)	9,281
6	American National Insurance Co.	419
137	AON Corp.	5,781
369	Arthur J. Gallagher & Co.	8,287
65	Cincinnati Financial Corp.	1,560
— (h)	Delphi Financial Group, Inc., Class A	—	(h)
687	Hartford Financial Services Group, Inc.	7,877
10	Markel Corp. (a)	2,979
259	MBIA, Inc. (a)	1,225
100	Mercury General Corp.	3,373
203	MetLife, Inc.	6,051
101	Odyssey Re Holdings Corp.	3,878
53	Principal Financial Group, Inc.	869
1	ProAssurance Corp. (a)	62
135	Progressive Corp. (The) (a)	2,067
— (h)	Protective Life Corp.	—	(h)
36	RLI Corp.	1,751
101	Travelers Cos., Inc. (The)	4,150
51	Unitrin, Inc.	873
67	Unum Group	1,098
94	Zenith National Insurance Corp.	2,134
		65,437
	Internet & Catalog Retail — 0.7%
161	Amazon.com, Inc. (a)	12,968
461	Expedia, Inc. (a)	6,272
438	Liberty Media Corp. — Interactive, Class A (a)	2,319
1	Netflix, Inc. (a)	59
4	priceline.com, Inc. (a)	385
		22,003
	Internet Software & Services — 0.7%
139	Akamai Technologies, Inc. (a)	3,067
117	Digital River, Inc. (a)	4,510
210	IAC/InterActiveCorp. (a)	3,361
70	j2 Global Communications, Inc. (a)	1,675
171	Omniture, Inc. (a)	2,109
379	Yahoo!, Inc. (a)	5,417
		20,139
	IT Services — 2.5%
72	Alliance Data Systems Corp. (a)	3,002
592	Automatic Data Processing, Inc.	20,821
262	Cognizant Technology Solutions Corp., Class A (a)	6,498
75	Cybersource Corp. (a)	1,096
270	Hewitt Associates, Inc., Class A (a)	8,463
124	MasterCard, Inc., Class A	22,838
299	Paychex, Inc.	8,065
336	Total System Services, Inc.	4,195
79	VeriFone Holdings, Inc. (a)	590
		75,568
	Leisure Equipment & Products — 0.0% (g)
42	Polaris Industries, Inc.	1,412
	Life Sciences Tools & Services — 0.6%
202	Bruker Corp. (a)	1,328
230	Charles River Laboratories International, Inc. (a)	6,370
51	Covance, Inc. (a)	2,021
50	Life Technologies Corp. (a)	1,868
43	Millipore Corp. (a)	2,531
— (h)	Parexel International Corp. (a)	—	(h)
303	Sequenom, Inc. (a)	1,098
39	Waters Corp. (a)	1,720
		16,936
	Machinery — 4.7%
19	Actuant Corp., Class A	232
94	CLARCOR, Inc.	2,935
78	Cummins, Inc.	2,644
81	Danaher Corp.	4,712
622	Deere & Co.	25,653
159	Donaldson Co., Inc.	5,236
250	Eaton Corp.	10,961
39	ESCO Technologies, Inc. (a)	1,613
141	Graco, Inc.	3,316
208	IDEX Corp.	5,245
218	Illinois Tool Works, Inc.	7,143
37	Joy Global, Inc.	945
69	Kaydon Corp.	2,211
188	Kennametal, Inc.	3,846
135	Lincoln Electric Holdings, Inc.	6,029
— (h)	Lindsay Corp.	2
26	Nordson Corp.	944
442	PACCAR, Inc.	15,651
207	Pall Corp.	5,473
378	Parker Hannifin Corp.	17,161
244	Pentair, Inc.	6,500
322	Terex Corp. (a)	4,448
57	Toro Co.	1,726
139	Valmont Industries, Inc.	8,850
		143,476

SEE NOTES TO FINANCIAL STATEMENTS.

18   HIGHBRIDGE FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Marine — 0.2%
64	Alexander & Baldwin, Inc.	1,715
171	Kirby Corp. (a)	5,279
		6,994
	Media — 3.1%
1	Cablevision Systems Corp., Class A	10
407	Discovery Communications, Inc., Class A (a)	7,721
6	Discovery Communications, Inc., Class C (a)	104
17	DreamWorks Animation SKG, Inc., Class A (a)	397
41	Interactive Data Corp.	932
— (h)	Lamar Advertising Co., Class A (a)	—	(h)
524	Liberty Media Corp. — Entertainment, Class A (a)	12,752
283	Marvel Entertainment, Inc. (a)	8,453
9	Morningstar, Inc. (a)	353
1,203	News Corp., Class A	9,936
1,222	News Corp., Class B	11,149
378	Regal Entertainment Group, Class A	4,942
179	Scripps Networks Interactive, Inc., Class A	4,911
1,099	Virgin Media, Inc.	8,484
1,062	Walt Disney Co. (The)	23,251
		93,395
	Metals & Mining — 2.2%
2,198	Alcoa, Inc.	19,936
69	Allegheny Technologies, Inc.	2,259
18	Commercial Metals Co.	275
175	Freeport-McMoRan Copper & Gold, Inc.	7,469
435	Nucor Corp.	17,718
96	Reliance Steel & Aluminum Co.	3,398
46	Schnitzer Steel Industries, Inc., Class A	2,297
551	Southern Copper Corp.	10,231
128	Steel Dynamics, Inc.	1,599
		65,182
	Multiline Retail — 0.8%
405	Family Dollar Stores, Inc.	13,453
260	Nordstrom, Inc.	5,883
— (h)	Sears Holdings Corp. (a)	—	(h)
130	Target Corp.	5,361
		24,697
	Multi-Utilities — 1.9%
168	Alliant Energy Corp.	3,766
65	Consolidated Edison, Inc.	2,395
22	Integrys Energy Group, Inc.	581
326	NSTAR	10,236
271	PG&E Corp.	10,057
268	SCANA Corp.	8,099
79	Sempra Energy	3,655
317	Wisconsin Energy Corp.	12,672
362	Xcel Energy, Inc.	6,684
		58,145
	Office Electronics — 0.0% (g)
35	Zebra Technologies Corp., Class A (a)	748
	Oil, Gas & Consumable Fuels — 4.3%
338	Anadarko Petroleum Corp.	14,542
79	Arch Coal, Inc.	1,104
117	Arena Resources, Inc. (a)	3,365
— (h)	Atlas America, Inc.	1
28	Bill Barrett Corp. (a)	718
— (h)	BPZ Resources, Inc. (a)	—	(h)
— (h)	Carrizo Oil & Gas, Inc. (a)	—	(h)
109	Comstock Resources, Inc. (a)	3,772
70	ConocoPhillips	2,886
23	Continental Resources, Inc. (a)	533
411	Denbury Resources, Inc. (a)	6,685
16	El Paso Corp.	111
— (h)	Foundation Coal Holdings, Inc.	—	(h)
— (h)	Goodrich Petroleum Corp. (a)	1
229	Hess Corp.	12,540
319	Holly Corp.	6,681
21	Marathon Oil Corp.	613
852	Massey Energy Co.	13,553
135	Newfield Exploration Co. (a)	4,197
262	Noble Energy, Inc.	14,895
— (h)	Patriot Coal Corp. (a)	—	(h)
52	Peabody Energy Corp.	1,374
485	PetroHawk Energy Corp. (a)	11,437
172	Range Resources Corp.	6,856
— (h)	Rosetta Resources, Inc. (a)	1
140	Southwestern Energy Co. (a)	5,007
146	Spectra Energy Corp.	2,121
61	St. Mary Land & Exploration Co.	1,083
164	Sunoco, Inc.	4,342
21	Tesoro Corp.	320
586	Valero Energy Corp.	11,628
		130,366
	Paper & Forest Products — 0.5%
432	Weyerhaeuser Co.	15,249
	Personal Products — 0.6%
287	Alberto-Culver Co.	6,403
35	Chattem, Inc. (a)	1,938

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        HIGHBRIDGE FUNDS   19

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Personal Products — Continued
137	Estee Lauder Cos., Inc. (The), Class A	4,085
276	NBTY, Inc. (a)	7,161
		19,587
	Pharmaceuticals — 1.4%
273	Allergan, Inc.	12,743
4	Auxilium Pharmaceuticals, Inc. (a)	91
68	Bristol-Myers Squibb Co.	1,312
1,156	King Pharmaceuticals, Inc. (a)	9,113
307	Merck & Co., Inc.	7,445
399	Perrigo Co.	10,332
15	Wyeth	640
— (h)	XenoPort, Inc. (a)	1
		41,677
	Professional Services — 0.6%
— (h)	Corporate Executive Board Co. (The)	1
53	IHS, Inc., Class A (a)	2,173
713	Monster Worldwide, Inc. (a)	9,835
312	Robert Half International, Inc.	7,490
		19,499
	Real Estate Investment Trusts (REITs) — 0.6%
77	Alexandria Real Estate Equities, Inc.	2,808
67	AMB Property Corp.	1,280
— (h)	AvalonBay Communities, Inc.	14
128	General Growth Properties, Inc.	81
118	Hospitality Properties Trust	1,440
449	Host Hotels & Resorts, Inc.	3,451
62	Macerich Co. (The)	1,086
22	SL Green Realty Corp.	391
84	UDR, Inc.	848
— (h)	Ventas, Inc.	2
88	Vornado Realty Trust	4,292
38	Walter Investment Management Corp. (a)	307
135	Weingarten Realty Investors	2,101
		18,101
	Real Estate Management & Development — 0.0% (g)
32	St Joe Co. (The) (a)	792
	Road & Rail — 1.1%
261	Burlington Northern Santa Fe Corp.	17,593
224	Con-way, Inc.	5,557
21	Genesee & Wyoming, Inc., Class A (a)	630
59	Heartland Express, Inc.	876
13	Hertz Global Holdings, Inc. (a)	87
35	Landstar System, Inc.	1,236
56	Old Dominion Freight Line, Inc. (a)	1,564
96	Union Pacific Corp.	4,730
		32,273
	Semiconductors & Semiconductor Equipment — 3.8%
580	Advanced Micro Devices, Inc. (a)	2,095
958	Analog Devices, Inc.	20,391
1,880	Applied Materials, Inc.	22,956
212	Atheros Communications, Inc. (a)	3,642
58	Cree, Inc. (a)	1,588
— (h)	FEI Co. (a)	—	(h)
21	FormFactor, Inc. (a)	370
6	Hittite Microwave Corp. (a)	239
89	International Rectifier Corp. (a)	1,497
613	KLA-Tencor Corp.	17,001
218	Lam Research Corp. (a)	6,087
169	MEMC Electronic Materials, Inc. (a)	2,732
171	Microchip Technology, Inc.	3,944
4	Microsemi Corp. (a)	58
1,629	National Semiconductor Corp.	20,153
1,122	NVIDIA Corp. (a)	12,877
53	Rambus, Inc. (a)	631
— (h)	Verigy Ltd., (Singapore) (a)	—	(h)
		116,261
	Software — 3.4%
527	Activision Blizzard, Inc. (a)	5,671
217	Adobe Systems, Inc. (a)	5,928
258	ANSYS, Inc. (a)	7,120
— (h)	Ariba, Inc. (a)	—	(h)
76	Autodesk, Inc. (a)	1,517
3	Blackboard, Inc. (a)	99
22	Citrix Systems, Inc. (a)	624
534	Compuware Corp. (a)	3,992
243	Concur Technologies, Inc. (a)	6,582
49	FactSet Research Systems, Inc.	2,603
530	Intuit, Inc. (a)	12,263
85	Jack Henry & Associates, Inc.	1,536
310	Macrovision Solutions Corp. (a)	6,264
641	McAfee, Inc. (a)	24,056
34	MICROS Systems, Inc. (a)	705
460	Nuance Communications, Inc. (a)	6,140
222	Oracle Corp.	4,296
75	Quality Systems, Inc.	3,995
111	Sybase, Inc. (a)	3,757
313	Synopsys, Inc. (a)	6,809
		103,957

SEE NOTES TO FINANCIAL STATEMENTS.

20   HIGHBRIDGE FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Specialty Retail — 5.2%
341	Abercrombie & Fitch Co., Class A	9,240
178	Aeropostale, Inc. (a)	6,049
850	American Eagle Outfitters, Inc.	12,598
52	AutoNation, Inc. (a)	919
141	AutoZone, Inc. (a)	23,425
31	Bed Bath & Beyond, Inc. (a)	940
15	Buckle, Inc. (The)	564
467	CarMax, Inc. (a)	5,960
543	Chico’s FAS, Inc. (a)	4,148
330	Dick’s Sporting Goods, Inc. (a)	6,278
57	Guess?, Inc.	1,491
25	Gymboree Corp. (a)	867
861	Home Depot, Inc.	22,664
412	J Crew Group, Inc. (a)	7,084
981	Lowe’s Cos., Inc.	21,089
1	Men’s Wearhouse, Inc. (The)	15
304	O’Reilly Automotive, Inc. (a)	11,796
36	Sherwin-Williams Co. (The)	2,065
277	Staples, Inc.	5,713
256	Tiffany & Co.	7,407
291	Urban Outfitters, Inc. (a)	5,681
		155,993
	Textiles, Apparel & Luxury Goods — 1.1%
12	Columbia Sportswear Co.	369
— (h)	Deckers Outdoor Corp. (a)	—	(h)
139	Fossil, Inc. (a)	2,798
165	Hanesbrands, Inc. (a)	2,708
430	Nike, Inc., Class B	22,554
90	V.F. Corp.	5,334
		33,763
	Thrifts & Mortgage Finance — 0.3%
25	Capitol Federal Financial	992
94	NewAlliance Bancshares, Inc.	1,218
389	People’s United Financial, Inc.	6,079
		8,289
	Tobacco — 0.6%
1,064	Altria Group, Inc.	17,369
	Trading Companies & Distributors — 0.4%
1	Applied Industrial Technologies, Inc.	22
— (h)	Fastenal Co.	1
68	GATX Corp.	2,046
119	W.W. Grainger, Inc.	9,989
		12,058
	Wireless Telecommunication Services — 0.4%
69	American Tower Corp., Class A (a)	2,198
1	Clearwire Corp., Class A (a)	3
15	Crown Castle International Corp. (a)	364
323	SBA Communications Corp., Class A (a)	8,133
96	Telephone & Data Systems, Inc.	2,745
		13,443
	Total Short Positions (Proceeds $2,657,091)	$2,906,016

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(j)—	All or a portion of these securities are segregated for short sales.

(l)—	The rate shown is the current yield as of April 30, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        HIGHBRIDGE FUNDS   21

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

Highbridge Statistical Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$2,945,258
Investments in affiliates, at value	186,945
Total investment securities, at value	3,132,203
Deposits at broker for securities sold short	2,773,794
Receivables:
Investment securities sold	624,166
Fund shares sold	25,175
Interest and dividends	1,700
Prepaid expenses and other assets	83
Total Assets	6,557,121

LIABILITIES:
Payables:
Due to custodian	278
Dividends for securities sold short	2,887
Investment securities purchased	608,290
Securities sold short, at value	2,906,016
Fund shares redeemed	12,903
Accrued liabilities:
Investment advisory fees	3,660
Administration fees	276
Shareholder servicing fees	57
Distribution fees	373
Custodian and accounting fees	90
Trustees’ and Chief Compliance Officer’s fees	13
Other	74
Total Liabilities	3,534,917
Net Assets	$3,022,204

SEE NOTES TO FINANCIAL STATEMENTS.

22   HIGHBRIDGE FUNDS        APRIL 30, 2009

Highbridge Statistical Market Neutral Fund
NET ASSETS:
Paid in capital	$3,092,855
Accumulated undistributed (distributions in excess of) net investment income	(24,216)
Accumulated net realized gains (losses)	(16,930)
Net unrealized appreciation (depreciation)	(29,505)
Total Net Assets	$3,022,204

Net Assets:
Class A	$949,255
Class C	303,562
Select Class	1,769,387
Total	$3,022,204

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	59,572
Class C	19,184
Select Class	110,485

Net Asset Value:
Class A — Redemption price per share	$15.93
Class C — Offering price per share (a)	15.82
Select Class — Offering and redemption price per share	16.01
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.81

Cost of investments in non-affiliates	$2,725,838
Cost of investments in affiliates	186,945
Proceeds from securities sold short	2,657,091

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        HIGHBRIDGE FUNDS   23

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

Highbridge Statistical Market Neutral Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$22,708
Interest income from affiliates	302
Dividend income from affiliates (a)	1,537
Total investment income	24,547

EXPENSES:
Investment advisory fees	20,144
Administration fees	1,278
Distribution fees:
Class A	986
Class C	851
Shareholder servicing fees:
Class A	986
Class C	283
Select Class	1,608
Custodian and accounting fees	247
Interest expense paid to affiliates	1,237
Professional fees	74
Trustees’ and Chief Compliance Officer’s fees	11
Printing and mailing costs	46
Registration and filing fees	92
Transfer agent fees	331
Dividend expense on securities sold short	25,399
Other	29
Total expenses	53,602
Less amounts waived	(5,561)
Less earnings credits	— (b)
Net expenses	48,041
Net investment income (loss)	(23,494)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(148,609)
Securities sold short	212,059
Net realized gain (loss)	63,450
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	295,170
Securities sold short	(399,590)
Change in net unrealized appreciation (depreciation)	(104,420)
Net realized/unrealized gains (losses)	(40,970)
Change in net assets resulting from operations	$(64,464)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24   HIGHBRIDGE FUNDS        APRIL 30, 2009

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(23,494)	$6,300
Net realized gain (loss)	63,450	25,966
Change in net unrealized appreciation (depreciation)	(104,420)	54,424
Change in net assets resulting from operations	(64,464)	86,690

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,014)	(8,300)
Class C
From net investment income	(92)	(2,551)
Select Class
From net investment income	(2,133)	(33,665)
Total distributions to shareholders	(3,239)	(44,516)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,512,733	260,614

NET ASSETS:
Change in net assets	1,445,030	302,788
Beginning of period	1,577,174	1,274,386
End of period	$3,022,204	$1,577,174
Accumulated undistributed (distributions in excess of) net investment income	$(24,216)	$2,517

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        HIGHBRIDGE FUNDS   25

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$870,147	$421,975
Dividends and distributions reinvested	754	7,121
Cost of shares redeemed	(398,157)	(124,903)
Change in net assets from Class A capital transactions	$472,744	$304,193
Class C
Proceeds from shares issued	$198,742	$93,053
Dividends and distributions reinvested	60	1,532
Cost of shares redeemed	(25,347)	(27,987)
Change in net assets from Class C capital transactions	$173,455	$66,598
Select Class
Proceeds from shares issued	$1,131,039	$515,913
Dividends and distributions reinvested	873	6,699
Cost of shares redeemed	(265,378)	(632,789)
Change in net assets from Select Class capital transactions	$866,534	$(110,177)

Total change in net assets from capital transactions	$1,512,733	$260,614

SHARE TRANSACTIONS:
Class A
Issued	53,427	26,476
Reinvested	46	474
Redeemed	(24,768)	(7,927)
Change in Class A Shares	28,705	19,023
Class C
Issued	12,247	5,845
Reinvested	4	102
Redeemed	(1,583)	(1,794)
Change in Class C Shares	10,668	4,153
Select Class
Issued	69,437	32,106
Reinvested	53	444
Redeemed	(16,381)	(40,312)
Change in Select Class Shares	53,109	(7,762)

SEE NOTES TO FINANCIAL STATEMENTS.

26   HIGHBRIDGE FUNDS        APRIL 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2009        HIGHBRIDGE FUNDS   27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
Class A
Six Months Ended April 30, 2009 (Unaudited)	$16.27	$(0.17	)(f)	$(0.15)	$(0.32)	$(0.02)	$—	$(0.02)	$15.93
Year Ended October 31, 2008	15.62	0.05	(f)	1.34	1.39	(0.74)	—	(0.74)	16.27
Year Ended October 31, 2007	15.92	0.28		(0.38)	(0.10)	(0.16)	(0.04)	(0.20)	15.62
November 30, 2005 (g) through October 31, 2006	15.00	0.43	(f)	0.52	0.95	(0.03)	—	(0.03)	15.92

Class C
Six Months Ended April 30, 2009 (Unaudited)	16.18	(0.21	)(f)	(0.14)	(0.35)	(0.01)	—	(0.01)	15.82
Year Ended October 31, 2008	15.52	(0.02	)(f)	1.32	1.30	(0.64)	—	(0.64)	16.18
Year Ended October 31, 2007	15.86	0.21		(0.39)	(0.18)	(0.12)	(0.04)	(0.16)	15.52
November 30, 2005 (g) through October 31, 2006	15.00	0.34	(f)	0.54	0.88	(0.02)	—	(0.02)	15.86

Select Class
Six Months Ended April 30, 2009 (Unaudited)	16.34	(0.15	)(f)	(0.15)	(0.30)	(0.03)	—	(0.03)	16.01
Year Ended October 31, 2008	15.68	0.13	(f)	1.31	1.44	(0.78)	—	(0.78)	16.34
Year Ended October 31, 2007	15.95	0.44		(0.50)	(0.06)	(0.17)	(0.04)	(0.21)	15.68
November 30, 2005 (g) through October 31, 2006	15.00	0.47	(f)	0.51	0.98	(0.03)	—	(0.03)	15.95

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The calculation of portfolio turnover rate excludes securities sold short and covers on securities sold short.

(f)	Calculated based upon average shares outstanding.

(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

28   HIGHBRIDGE FUNDS        APRIL 30, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend expense for securities sold short) (d)	Net expenses (excluding dividend expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (b)(e)
(1.94)%	$949,255	4.15%	1.95%	(2.10)%	4.63%	2.43%	392%
9.33	502,087	3.31	1.96	0.31	3.80	2.45	796
(0.69)	185,022	3.67	1.95	2.45	4.13	2.41	396
6.32	34,345	3.19	1.95	3.00	3.73	2.49	274

(2.18)	303,562	4.65	2.45	(2.65)	5.13	2.93	392
8.73	137,773	3.81	2.46	(0.11)	4.30	2.95	796
(1.17)	67,702	4.17	2.45	1.82	4.63	2.91	396
5.88	27,614	3.75	2.45	2.38	4.30	3.00	274

(1.83)	1,769,387	3.90	1.70	(1.90)	4.38	2.18	392
9.61	937,314	3.06	1.71	0.79	3.55	2.20	796
(0.42)	1,021,662	3.42	1.70	2.43	3.88	2.16	396
6.55	787,116	2.96	1.70	3.24	3.49	2.23	274

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        HIGHBRIDGE FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Highbridge Statistical Market Neutral Fund	Class A, Class C and Select Class	Diversified

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”) defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30   HIGHBRIDGE FUNDS        APRIL 30, 2009

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*
Level 1 — Quoted prices	$3,132,203	$(2,906,016)	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$3,132,203	$(2,906,016)	$—

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Short Sales — The Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates.

As of April 30, 2009, the Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than

APRIL 30, 2009        HIGHBRIDGE FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

G.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee of 1.75% of the Fund’s average daily net assets. Currently, the annualized fee rate is 1.50% of the Fund’s average daily net assets. The fee is contractually limited to 1.50% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor, on behalf of the Fund, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is majority owned by JPMorgan Asset Management Holdings, Inc. For its services as sub-advisor, HCM receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2009 was approximately $179,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2009, the annualized effective rate was 0.11% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2009, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$336	$62

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

32   HIGHBRIDGE FUNDS        APRIL 30, 2009

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody services for the Fund. JPMIS provides portfolio accounting services for the Fund. The amounts paid directly to JPMCB and JPMIS by the Fund for custody and accounting services, respectively, are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.95%	2.45%	1.70%

The contractual expense limitation agreements were in effect for the six months ended April 30, 2009. The expense limitation percentages in the table above are in place until at least February 28, 2010.

For the six months ended April 30, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$2,878	$4	$2,679	$5,561

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

To effect portfolio transactions for the Fund, including but not limited to short sales, the Fund requires the services of a prime broker. The Fund entered into a prime brokerage arrangement with JPMorgan Clearing Corp. (formerly known as Bear Stearns Securities Corp.) (“JPMCC”) through March 30, 2009. Under the prime brokerage agreement, JPMCC provided certain prime brokerage services to the Fund, which services included brokerage, clearing and lending for the Fund. The interest income earned by the Fund from JPMCC and the interest expense paid to JPMCC for the period November 1, 2008 through March 30, 2009 are included in Interest income from affiliates and Interest expense to affiliates, respectively, in the Statement of Operations.

The Fund may use related party broker/dealers. For the six months ended April 30, 2009, the Fund incurred approximately $470,000 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$9,872,385	$8,383,267	$9,043,260	$7,595,990

During the six months ended April 30, 2009, there were no purchases or sales of U.S. Government securities.

APRIL 30, 2009        HIGHBRIDGE FUNDS   33

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2009, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,912,783	$268,063	$48,643	$219,420

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund at April 30, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Fund’s investment advisor have investment discretion with respect to their client’s holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

As of April 30, 2009, the Fund pledged substantially all of its assets for securities sold short to Morgan Stanley & Co. Incorporated.

34   HIGHBRIDGE FUNDS        APRIL 30, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2008, and continued to hold your shares at the end of the reporting period, April 30, 2009.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During November 1, 2008 to April 30, 2009*	Annualized Expense Ratio
Highbridge Statistical Market Neutral Fund
Class A
Actual	$1,000.00	$980.60	$20.38	4.15%
Hypothetical	1,000.00	1,004.22	20.62	4.15
Class C
Actual	1,000.00	978.20	22.81	4.65
Hypothetical	1,000.00	1,001.74	23.08	4.65
Select Class
Actual	1,000.00	981.70	19.16	3.90
Hypothetical	1,000.00	1,005.45	19.39	3.90

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2009        HIGHBRIDGE FUNDS   35

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. April 2009.	SAN-HSMN-409

Semi-Annual Report

J.P. Morgan International Equity Funds

Six months ended April 30, 2009 (Unaudited)

JPMorgan Emerging Markets Equity Fund

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Emerging Markets Equity Fund	2
JPMorgan International Equity Fund	5
JPMorgan International Equity Index Fund	8
JPMorgan International Opportunities Fund	10
JPMorgan International Value Fund	13
JPMorgan Intrepid International Fund	16
Schedules of Portfolio Investments	19
Financial Statements	52
Financial Highlights	70
Notes to Financial Statements	82
Schedule of Shareholder Expenses	92

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 15, 2009 (Unaudited)

Dear Shareholder:

Poet T.S. Eliot may have called it the cruelest month, but April was certainly one of the brightest months for investors in a long time. After 18 months of declines, the market finally gave investors one of its finest moments: nine straight weeks of market gains. This rally, along with some signs of economic recovery, led many economists and industry experts to suggest that the global financial crisis may be moving past its peak. Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s (Fed) massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.

“Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.”

After a dismal fall and winter, the market experienced one of its most impressive gains since the 1930s. After a 57% decline in the S&P 500 between the market peak of October 9, 2007, and March 9, 2009, the market has climbed 31% as of the date of this letter. During the same time period, credit spreads narrowed considerably; the spread between the three-month Libor rate and three-month Treasuries, which rose to 4.6% last fall, declined to 0.7%.

Some reported improvement in corporate fundamentals also added to the optimism. In contrast to last year’s dramatic write-downs, most major financial institutions reported profits for the first quarter of 2009. Even the results of the government’s recent stress tests were less “stressful” than anticipated; although half of the major banks will need to bolster their capital, federal officials said the results were another sign that the economy was getting closer to the road to recovery.

Despite these positive signs, it’s still too early to fully seize the “green shoots,” as Federal Chairman Ben Bernanke called them. There are still many hurdles to cross, and slumping housing starts as well as unemployment and gross domestic product (GDP) concerns still present many downside risks to our economy.

Yields drop slightly

Investors’ willingness to take on more risk contributed to a drop in Treasury prices and higher yields during the most recent market rally, but overall, yields were down slightly for the reporting period. During the six-month period ended April 30, 2009, 30-year bond yields dropped 0.9% to 4.05%, the benchmark 10-year Treasury declined 0.8% to end the period at 3.16%, and the two-year note declined 0.5% to close at 0.91%.

Investors display increased confidence with equities

On the heels of encouraging news from the Fed, U.S. equities posted a strong rally in March, but overall, U.S. benchmarks were still in negative territory. During the six-month reporting period ended April 30, 2009, the Dow Jones Industrial Average fell 10.79%, the S&P 500 Index declined 8.53% and NASDAQ Composite Index fell 0.37%.

Outside the U.S., international equities also rallied strongly, particularly in the emerging markets countries. As measured by the MSCI Emerging Markets Index, emerging markets rose 17.52% for the period. Developed markets, however, as measured by the MSCI EAFE Index, declined 2.35% for the period.

Prepare for future setbacks with focus and discipline

The recent stock market rally underscores a point that we’ve emphasized throughout the entire market downturn: the importance of maintaining a disciplined approach to investing. While the markets reacted to a flurry of good news, they remain just as sensitive to any forthcoming “bad” news. These potential risks make a strong case for a balanced mix of stocks, cash and alternatives, as well as diversified fixed income investments, that can, over the long run, help keep your emotions in check and help your portfolio absorb some of the “aftershocks” from weak economic data.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   1

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 15, 1993
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$422,158
Primary Benchmark	Morgan Stanley Capital International (MSCI) Emerging Markets Equity Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Equity Fund, which seeks to provide high total return from a portfolio of equity securities from emerging markets issuers,* returned 11.44%** (Select Class Shares) for the six months ended April 30, 2009, compared to the 17.52% return for the MSCI Emerging Markets Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Performance within the emerging market asset class went through two distinct phases during the last half year. The first, from November 2008 through February 2009, was that of extreme risk aversion. Poor global macroeconomic data, including rising unemployment, slowing industrial production numbers and falling consumer confidence data, led investors to move money from the asset class. From early March 2009 through the end of April 2009, emerging markets experienced a turnaround. Investors risk appetite returned as economic stimulus plans announced by many of the world’s largest countries, including China, worked their way through to the real economy. News from developed countries also had a positive effect on the asset class as the U.S. started the process of quantitative easing, a policy tool used to drive interest rates down, which in turn should help the U.S. consumer and improve exports from emerging markets.

Overweight positions in China Mobile, a Chinese telecommunication provider, and Housing Development Finance Corp., Ltd., an Indian financial company, detracted from performance over the period. Telecommunication names, which were defensive throughout 2008, suffered as investors took on more risk towards the end of the period. Housing Development Finance Corp., Ltd., struggled as India’s 2009 gross domestic product forecast was revised down below 6%, associated with the uncertainty regarding the outcome of India’s upcoming elections. During the period, overweight positions in Chinese material companies Anhui Conch Cement Co., Ltd., and China National Building Material Co., Ltd., added to returns. Both companies benefited from the stimulus plan that China announced in late 2008.

From a sector perspective, underweight positions in financials and industrials detracted from performance during the period. The financial sector in emerging markets largely remained insulated from problems affecting developed world countries. As such, our underweight position in financials detracted from performance. Our underweight position in industrials also detracted from returns as the sector performed well through the downturn during the fourth quarter of 2008 and the subsequent rise through April 2009. An overweight position in materials and consumer discretionary added to performance during the period. While both sectors struggled during the last quarter of 2008, they performed well in 2009 through April. This was largely due to stabilizing macroeconomic data within emerging markets.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed an active, concentrated strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund held approximately 57 of the most promising investment opportunities as identified by our worldwide network of analysts as of April 2009. The Index was then used as a benchmark against which risk exposures could be monitored and managed. Security weightings were determined by a bottom-up stock selection process. Both sector and country weightings were residuals of stock selection.

2   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Petroleo Brasileiro S.A., ADR (Brazil)	7.3%
2.	China Mobile, Ltd. (Hong Kong)	5.7
3.	Cia Vale do Rio Doce, ADR (Brazil)	5.0
4.	America Movil S.A.B. de C.V., Series L, ADR (Mexico)	3.8
5.	MTN Group Ltd. (South Africa)	3.3
6.	Bharti Airtel Ltd. (India)	3.1
7.	Housing Development Finance Corp., Ltd. (India)	2.9
8.	Sasol Ltd. (South Africa)	2.6
9.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2.5
10.	Banco Itau Holding Financeira S.A. (Brazil)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	16.3%
South Africa	11.4
India	11.3
Hong Kong	10.5
South Korea	9.8
Mexico	9.1
China	8.0
Taiwan	6.0
Indonesia	2.6
Egypt	1.9
Israel	1.8
Russia	1.6
Turkey	1.5
Malaysia	1.1
Chile	1.0
Others (each less than 1.0%)	1.2
Short-Term Investment	4.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		11.43%	(41.87)%	11.39%	7.80%
With Sales Charge*		5.59	(44.92)	10.20	7.22
CLASS B SHARES	9/28/01
Without CDSC		11.17	(42.16)	10.86	7.42
With CDSC**		6.17	(47.16)	10.59	7.42
CLASS C SHARES	2/28/06
Without CDSC		11.11	(42.18)	10.84	7.42
With CDSC***		10.11	(43.18)	10.84	7.42
SELECT CLASS SHARES	9/10/01	11.44	(41.76)	11.66	8.00
INSTITUTIONAL CLASS SHARES	11/15/93	11.60	(41.63)	11.88	8.31

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/99 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Equity Index and the Lipper Emerging Markets Funds Index from April 30, 1999 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Equity Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Equity Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

JPMorgan International Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$410,363
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Fund, which seeks total return from long-term capital growth and income,* returned –2.20%** (Select Class Shares) for the six months ended April 30, 2009, compared to the –2.64% return for the MSCI EAFE Index for the same period. Total return consists of capital growth and current income.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period, due in part to stock selection in consumer discretionary and energy sectors. Regionally, stock selection in the U.K. and emerging markets had a positive impact on relative returns.

At the individual stock level, Burberry Group plc, the U.K.-based maker of fashion clothing and accessories, contributed to performance. A weak pound sterling (which increases the value of the company’s overseas sales), combined with strong promotional activity and the company’s continued expansion into emerging markets, has kept revenues growing despite a difficult economic environment. In response to the difficult macroeconomic environment, management unveiled cost-cutting plans, which included headcount reductions designed to generate £30 — 35 million in cost savings, and introduced a number of lower-priced items. Management recently indicated that full-year earnings would match Wall Street estimates as it was seeing signs of improved demand. Petrobras, the Brazilian oil and gas company, was also a strong contributor to performance. The stock surged on a rebound in oil prices, a growing Brazilian market and the company’s own strong fundamentals. Petrobras boasts one of the strongest and most visible growth profiles among large oil companies, having made a number of new, potentially large discoveries off the coast of Brazil. The company embarked on a $175 billion, five-year investment plan designed to tap into those new discoveries. Those plans are predicated on oil prices averaging $37 a barrel in 2009 and $47 a barrel over the next five years.

Honda Motor Co., Ltd, the Japanese auto-maker, benefited returns. Its stock price was fueled by the combination of better-than-expected results, the prospect of further market share gains and a recent pullback in the value of the yen. As the world’s leading maker of motorcycles, Honda also was aided by strong Asian demand for two-wheelers, helping offset some of the weakness in autos. While the short-term outlook for cars remains difficult, most investors are convinced that Honda will be one of the survivors. With General Motors and Chrysler on the ropes, the company may pick up additional market share. Additionally, the company has a strong balance sheet and, among the Japanese auto-makers, it boasts the lowest fixed-cost base and the most manufacturing flexibility, which enables it to shift production between plants in order to smooth out utilization levels.

On the negative side, stock selection in financials and information technology hurt returns. From a regional perspective, holdings in the Pacific Rim and Japan weighed on returns.

At the individual stock level, Japan Tobacco Inc. detracted from relative returns, weighed down by concerns about declining cigarette use in Japan, talk about the Japanese government raising cigarette taxes and/or imposing a smoking ban, economic problems in Russia (a major market for the company) and, more recently, investors shifting their focus in favor of more cyclical names. HSBC Holdings plc, the U.K.-based global banking group, was a large detractor. Despite a 25% bounce-back in April, the stock lagged the market on a year-to-date basis through April. On-going problems at the bank’s U.S. consumer lending unit (formerly Household International) resulted in massive losses that prompted the company to cut its dividend, lay off workers and raise additional capital in an effort to shore up its balance sheet. Despite the setback in North America, HSBC managed to remain profitable thanks in large part to the strength of its operations in emerging markets, which currently account for over 70% of profits. Canon Inc., the Japanese manufacturer of imaging equipment (e.g., cameras, copiers and printers), also weighed on returns. The firm expects net income to fall yet again in 2009 as the global recession continues to eat away at sales. However, the decline is not expected to be as bad as originally feared, thanks to aggressive cost cuts instituted by management and a recent pullback in the value of the yen.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   5

JPMorgan International Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited) (continued)

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continues to focus on stock selection to build a diversified portfolio of international equities. The Fund aims to identify well-managed, high-quality, profitable companies with healthy balance sheets that are growing faster than their peers, yet whose stocks trade at reasonable valuations. We were first and foremost stock pickers, with stock selection as the principal driver of outperformance. Buy and sell decisions were focused on the bottom-up decision-making process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	3.7%
2.	HSBC Holdings plc (United Kingdom)	2.9
3.	Vodafone Group plc (United Kingdom)	2.6
4.	Nestle S.A. (Switzerland)	2.6
5.	E.ON AG (Germany)	2.2
6.	Standard Chartered plc (United Kingdom)	2.0
7.	Telefonica S.A. (Spain)	2.0
8.	Roche Holding AG (Switzerland)	2.0
9.	BHP Billiton Ltd. (Australia)	1.9
10.	Honda Motor Co., Ltd. (Japan)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	21.1%
Japan	17.6
France	14.8
Switzerland	11.3
Germany	8.8
Netherlands	4.3
Spain	4.1
Italy	3.3
Hong Kong	2.4
Australia	2.4
Brazil	2.2
Finland	1.6
Mexico	1.2
China	1.1
Others (each less than 1.0%)	3.2
Short-Term Investment	0.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2009. The Fund’s composition is subject to change.

6   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		(2.28)%	(41.18)%	0.19%	0.62%
With Sales Charge*		(7.40)	(44.27)	(0.89)	0.08
CLASS B SHARES	2/28/02
Without CDSC		(2.49)	(41.49)	(0.37)	0.24
With CDSC**		(7.49)	(46.49)	(0.78)	0.24
CLASS C SHARES	1/31/03
Without CDSC		(2.38)	(41.44)	(0.35)	0.24
With CDSC***		(3.38)	(42.44)	(0.35)	0.24
CLASS R2 SHARES	11/3/08	(4.15)	(42.31)	(0.20)	0.43
CLASS R5 SHARES	5/15/06	(2.45)	(41.16)	0.50	0.87
SELECT CLASS SHARES	1/1/97	(2.20)	(41.07)	0.45	0.85

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/99 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B, Class R2 and Class R5 Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A, Class B and Class R2 Shares would have been lower than shown because Class A, Class B and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 1999 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   7

JPMorgan International Equity Index Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	October 28, 1992
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$692,953
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE GDP Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Index Fund, which seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index,* returned –2.47%** (Select Class Shares) for the six months ended April 30, 2009, compared to the –2.07% return for the MSCI EAFE GDP Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Overall, international equity markets were weak, but seemingly improving during the period, with 11 of the 21 developed countries experiencing negative returns. The top three MSCI EAFE GDP country constituents that produced positive returns for the last six months were Norway, Hong Kong and Sweden, with returns of 15.76%, 15.27% and 14.48%, respectively. The bottom three countries, in terms of returns, were the Netherlands, Japan and Switzerland, with returns of –7.72%, –9.42% and –10.87%, respectively.

In terms of regions, Europe ex-U.K. and Japan were weakest, with returns of –5.27% and –9.42%, respectively. The U.K. and Asia ex-Japan experienced better returns, with the U.K. down 1.13% and Asia ex-Japan up 8.98%.

The Fund’s strategy is not a full replication approach. The tracking error of this strategy can be attributed to not owning all the names in the index and the Fund’s exposure to emerging markets. The Fund’s emerging market exposure over the last six months has been a positive contributor to the Fund’s performance. The Fund seeks to achieve a correlation of 0.90 with the stated benchmark.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund is constructed as a fundamental indexation strategy with country weights based on gross domestic product (GDP) rather than traditional market capitalization. Each country is weighted by GDP because we believe this measure is a better indication of each country’s potential earning power. The Fund was well diversified for the period, with approximately 1,200 developed country stocks and 200 emerging country stocks. At the end of the period, the Fund had the following weights within developed markets: Continental Europe, 58.22%; Japan, 22.94%; the U.K., 12.11%; and Asia ex-Japan, 6.74%. The emerging markets exposure had a weighting of 8.02%, consisting of 14 countries with representation among major emerging market regions. The Fund’s emerging markets exposure is constructed so that countries are about equally weighted, with periodic rebalancing to return to this weighting. A combination of exchange-traded funds and futures were used to equitize cash balances. The Fund continues to closely track its internal benchmark consistent with the index strategy and to provide broad passive international exposure for U.S. investors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ENI S.p.A. (Italy)	1.8%
2.	Telefonica S.A. (Spain)	1.5
3.	Banco Santander S.A. (Spain)	1.5
4.	Total S.A. (France)	1.4
5.	E.ON AG (Germany)	1.3
6.	Toyota Motor Corp. (Japan)	1.3
7.	Siemens AG (Germany)	1.2
8.	BP plc (United Kingdom)	1.0
9.	Allianz SE (Germany)	0.9
10.	Sanofi-Aventis S.A. (France)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	21.4%
Germany	13.3
France	10.1
United Kingdom	9.8
Italy	8.2
Spain	6.3
Australia	4.0
Netherlands	3.8
Switzerland	2.2
Sweden	1.9
Belgium	1.5
Denmark	1.1
Hong Kong	1.1
Greece	1.0
Others (each less than 1.0%)	14.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2009. The Fund’s composition is subject to change.

8   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		(2.54)%	(43.61)%	1.35%	0.10%
With Sales Charge*		(7.65)	(46.57)	0.26	(0.44)
CLASS B SHARES	1/14/94
Without CDSC		(2.96)	(44.07)	0.60	(0.46)
With CDSC**		(7.96)	(49.07)	0.20	(0.46)
CLASS C SHARES	11/4/97
Without CDSC		(2.91)	(44.01)	0.62	(0.59)
With CDSC***		(3.91)	(45.01)	0.62	(0.59)
CLASS R2 SHARES	11/3/08	(2.70)	(43.77)	1.08	(0.14)
SELECT CLASS SHARES	10/28/92	(2.47)	(43.50)	1.59	0.38

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/99 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index and the Lipper International Multi-Cap Core Index from April 30, 1999 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains, if any, of the securities included in the benchmark. The performance of the Lipper International Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Multi-Cap Core Index is an index based on the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   9

JPMorgan International Opportunities Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 26, 1997
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$152,738
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Opportunities Fund, which seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets,* returned –2.91%** (Institutional Class Shares) for the six months ended April 30, 2009, compared to a –2.64% return for the MSCI EAFE Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Stock selection in consumer non-durables, banks and finance, and hardware technology hurt returns. From a regional perspective, holdings in the Pacific Rim and Japan weighed on returns.

At the individual stock level, Japan Tobacco, Inc. detracted from relative returns, as it was weighed down by concerns about declining cigarette use in Japan, talk about the Japanese government raising cigarette taxes and/or imposing a smoking ban, economic problems in Russia (a major market for the company) and, in recent months, investors shifting their focus in favor of more cyclical names. HSBC Holdings plc, the U.K.-based global banking group, was a large detractor. Despite a 25% bounce-back in April, the stock lagged the market on a year-to-date basis through April. On-going problems at the bank’s U.S. consumer lending unit (formerly Household International) resulted in massive losses that prompted the company to cut its dividend, lay off workers and raise additional capital in an effort to shore up its balance sheet. Despite the setback in North America, HSBC managed to remain profitable, thanks in large part to the strength of its operations in emerging markets, which currently account for over 70% of profits. Kinross Gold Corp., a Canadian-domiciled gold producer, which is not included in the benchmark, hindered performance. The stock was acquired in March 2009 and has performed poorly as confidence in the global financial system improved, undermining the demand for gold as a safe haven.

Stock selection in the healthcare, autos and semi-conductor technology sectors helped returns. Regionally, stock selection in emerging markets and the U.K. had a positive impact on relative returns.

At the individual stock level, Taiwan Semiconductor Manufacturing Co., Ltd., the world’s largest manufacturer of made-to-order semiconductor chips, which is not included in the benchmark, contributed to performance. Shares rose in the first four months of the year, propelled by signs that business conditions may be improving. Li & Fung Ltd., a Hong Kong export trading company, was a strong performer. The company, which acts as a purchasing agent for various retailers, such as Wal-Mart and Target, experienced a rise in its share price in the first four months of 2009, propelled by hopes of an eventual U.S. economic recovery and by statements from company management suggesting that Li & Fung may pick up market share as hard economic times prompt consumers to trade down to lower-priced toys and clothing. Kubota Corp., a Japanese manufacturer of mini-tractors and pipes, also benefited returns. Despite the global recession, the company proved remarkably resilient. Net income for the full year ended March 31, 2009, declined by 29%, less than might be expected given the cyclical nature of the business. Strong demand in Asia helped to offset weakness in the U.S. and Europe.

Q:HOW WAS THE FUND MANAGED?

A:	Fundamental research was the cornerstone of the Fund, which was managed by a team of highly experienced portfolio managers, whose efforts were underpinned by approximately 60 analysts comprising our global sector teams. Using a proprietary dividend discount model, our analysts identified the most attractively valued stocks in each sector. Focusing on these names, portfolio managers and analysts then worked closely together to pinpoint specific catalysts that would enable stocks to realize their inherent worth. The Fund was constructed on a bottom-up basis, with investments made in the most attractive names in each sector.

10   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class A (Netherlands)	3.3%
2.	HSBC Holdings plc (United Kingdom)	2.6
3.	Total S.A. (France)	2.5
4.	Sanofi-Aventis S.A. (France)	2.5
5.	Roche Holding AG (Switzerland)	2.3
6.	Honda Motor Co., Ltd. (Japan)	2.3
7.	Banco Santander S.A. (Spain)	2.2
8.	Nestle S.A. (Switzerland)	2.1
9.	E.ON AG (Germany)	2.1
10.	Nokia OYJ (Finland)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	19.9%
France	15.8
United Kingdom	15.4
Netherlands	8.9
Germany	7.8
Switzerland	7.5
Spain	3.6
China	3.3
Finland	2.3
Australia	2.2
Hong Kong	1.9
Taiwan	1.8
Italy	1.7
Luxembourg	1.5
Belgium	1.2
Sweden	1.1
Others (each less than 1.0%)	3.2
Short-Term Investment	0.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2009. The Fund’s composition is subject to change.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   11

JPMorgan International Opportunities Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(3.13)%	(41.08)%	0.78%	(0.20)%
With Sales Charge*		(8.20)	(44.19)	(0.30)	(0.74)
CLASS B SHARES	9/10/01
Without CDSC		(3.41)	(41.39)	0.27	(0.57)
With CDSC**		(8.41)	(46.39)	(0.13)	(0.57)
CLASS C SHARES	7/31/07
Without CDSC		(3.36)	(41.41)	0.28	(0.57)
With CDSC***		(4.36)	(42.41)	0.28	(0.57)
SELECT CLASS SHARES	9/10/01	(3.04)	(40.99)	1.10	0.16
INSTITUTIONAL CLASS SHARES	2/26/97	(2.91)	(40.84)	1.34	0.46

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/99 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 1999 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

JPMorgan International Value Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$1,060,427
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Value Fund, which seeks to provide high total return from a portfolio of foreign company equity securities,* returned –4.63%** (Institutional Class Shares) for the six months ended April 30, 2009, compared to the 0.01% return for the MSCI EAFE Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, in part due to stock selection in the hardware technology, utilities and consumer non-durable sectors. Regionally, stock selection in Japan and Continental Europe negatively impacted relative returns. At the individual stock level, Japan Tobacco, Inc., which is not included in the benchmark, detracted from relative returns, as it was weighed down by concerns about declining cigarette use in Japan, talk about the Japanese government raising cigarette taxes and/or imposing a smoking ban, economic problems in Russia (a major market for the company) and, in recent months, investors shifting their focus in favor of more cyclical names. Nintendo Co., Ltd., the Japanese electronic gaming company, which is not included in the benchmark, performed poorly on concerns that sales of the Wii may be running out of steam. US sales of the electronic gaming consoles declined, while in Japan, it was outsold by Sony’s PS3 during the five-weeks ended March 29, 2009, due to the release of several new PS3-geared games. However, despite being out-paced by the PS3, Wii sales in Japan were still up 16% from the preceding period and in the US, the Wii continued to outsell both the PS3 and Microsoft Xbox combined. Canon, Inc., the Japanese manufacturer of imaging equipment (e.g. cameras, copiers and printers), also not included in the benchmark, detracted from performance. The firm expects net income to fall yet again in 2009 as the global recession continues to eat away at sales. However the decline is not expected to be as bad as originally feared thanks to aggressive cost cuts instituted by management and a recent pullback in the value of the yen.

On the positive side, stock selection in insurance, semi-conductor technology and basic industries aided returns. From a regional perspective, emerging markets and the UK contributed to performance.

At the individual stock level, Taiwan Semiconductor Manufacturing Co., Ltd. (“TSMC”), the world’s largest manufacturer of made-to-order semiconductor chips, which is not included in the benchmark, contributed to performance. The shares rose in the first four months of the year, propelled by signs that business conditions may be improving. Li & Fung Ltd., included in the benchmark, is a Hong Kong export trading company and was a strong performer. The company, which acts as a purchasing agent for various retailers such as Wal-Mart and Target, experienced a rise in its share price in the first four months of 2009, propelled by hopes of an eventual US economic recovery and by statements from company management suggesting that Li & Fung may be picking up market share as hard economic times prompt consumers to trade down to lower-priced toys and clothing. Rio Tinto, the UK mining group, which is not included in the benchmark, was a strong contributor as share values nearly doubled during the first four months of 2009, propelled by a rebound in commodity prices and hopes that the company will be able to pay down a large portion of its debt, which significantly increased in the wake of its 2007 takeover of Alcan.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research was the cornerstone of the Fund, which was managed by a team of highly experienced portfolio managers, whose efforts were underpinned by approximately 60 analysts comprising our global sector teams. Utilizing a proprietary dividend discount model, our analysts identified the most attractively valued stocks in each sector. Taking the names with the strongest value signals, the portfolio manager and analysts then worked closely together to pinpoint specific catalysts that will enable stocks to realize their inherent worth. The Fund was constructed on a bottom-up basis, with investments made in the most attractive names in each sector.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   13

JPMorgan International Value Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*

1.	Honda Motor Co., Ltd. (Japan)	3.3%
2.	Banco Santander S.A. (Spain)	3.1
3.	HSBC Holdings plc (United Kingdom)	3.1
4.	Vodafone Group plc (United Kingdom)	3.0
5.	Sanofi-Aventis S.A. (France)	3.0
6.	Royal Dutch Shell plc (Netherlands)	2.7
7.	E.ON AG (Germany)	2.6
8.	Zurich Financial Services AG (Switzerland)	2.5
9.	Daimler AG (Germany)	2.3
10.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.2

PORTFOLIO COMPOSITION BY COUNTRY*

Japan	19.5%
France	16.9
United Kingdom	13.2
Germany	11.2
Netherlands	8.0
Switzerland	6.5
Spain	3.7
China	2.8
Australia	2.4
Hong Kong	2.1
Taiwan	2.0
Ireland	1.6
Finland	1.6
Belgium	1.5
Italy	1.3
Luxembourg	1.2
Others (each less than 1.0%)	2.4
Short-Term Investment	2.1

*	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2009. The Fund’s composition is subject to change.

14   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		(4.82)%	(43.63)%	2.38%	0.46%
With Sales Charge*		(9.80)	(46.58)	1.29	(0.09)
CLASS B SHARES	9/28/01
Without CDSC		(5.05)	(43.93)	1.86	0.09
With CDSC**		(10.05)	(48.93)	1.49	0.09
CLASS C SHARES	7/11/06
Without CDSC		(4.97)	(43.88)	1.89	0.10
With CDSC***		(5.97)	(44.88)	1.89	0.10
CLASS R2 SHARES	11/3/08	(4.87)	(43.67)	2.37	0.45
SELECT CLASS SHARES	9/10/01	(4.68)	(43.44)	2.63	0.63
INSTITUTIONAL CLASS SHARES	11/4/93	(4.63)	(43.39)	2.85	0.95

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/99 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A, Class B and Class R2 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class B and Class R2 Shares would have been lower than shown because Class A, Class B and Class R2 Shares have higher expenses than Select Class Shares. Effective December 19, 2001, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from April 30, 1999 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   15

JPMorgan Intrepid International Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	April 30, 2001
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$394,365
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid International Fund, which seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside of the U.S.,* returned –5.21%** (Institutional Class Shares) for the six months ended April 30, 2009, compared to the –2.64 return for the MSCI EAFE Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

The Fund underperformed its benchmark for the period. The industrial, telecommunication and healthcare sectors hurt returns, while regionally, holdings in Japan and the Pacific Rim also detracted. Style-wise, the Portfolio’s overweight in low price-to-earnings stocks detracted from performance. Looking at size, our overweight in large-cap stocks and underweight in small-cap stocks both had a slight negative impact. ING Groep N.V., the Dutch insurance and banking group, was a detractor, with most of the underperformance taking place in the first quarter of 2009, as the downturn in financial markets resulted in massive write-downs in asset values that caused the company to report back-to-back quarterly losses. This prompted management to scrap the dividend and raised concerns that ING might have to raise additional capital. However, fears of a capital-raising exercise subsided as the financial markets staged a comeback later in the period.

On a relative basis, contribution to excess returns from style was mixed. An underweight in high price-to-book stocks added value. Looking at sectors, holdings in utilities, energy and financials helped returns, while regionally, emerging markets and the U.K. contributed to results. Taiwan Semiconductor Manufacturing Co., Ltd. (TSMC), the world’s largest manufacturer of made-to-order semiconductor chips, aided performance. Shares rose in the first four months of the year, propelled by signs that business conditions may be improving. Orders rebounded since late last year thanks in part to an increase in demand from China. The turn-around prompted management to cancel unpaid employee leaves and boosted first-quarter revenues beyond what the company had forecasted. The company posted a higher-than-expected net profit of NT$1.56 billion in the first quarter (down 95% from the year prior) and projected second-quarter revenues and profitability that exceeded analysts’ estimates. TSMC remains the dominant player in made-to-order semiconductors and enjoys a huge cost advantage over its rivals.

Q:	HOW WAS THE FUND MANAGED?

The Fund’s investment philosophy is based on the premise that psychological factors cause investors to behave irrationally in systematic, but predicable ways. These market inefficiencies give rise to persistent anomalies that manifest themselves at the extremes of the growth and value spectrums of the market. Utilizing disciplined stock screening combined with fundamental validation, the Fund is constructed to possess attractive growth and value characteristics, ensuring that style and stock selection are the primary drivers of returns. We believe that this dynamic, multi-cap approach to international investing allows the Fund to generate consistent alpha potential with benchmark-like risk through various style and market cycles. The Fund is well-diversified, with individual names making only small contributions.

16   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	HSBC Holdings plc (United Kingdom)	2.2%
2.	Total S.A. (France)	2.2
3.	BHP Billiton Ltd. (Australia)	2.1
4.	Royal Dutch Shell plc, Class B (Netherlands)	1.9
5.	Nestle S.A. (Switzerland)	1.8
6.	BP plc (United Kingdom)	1.8
7.	Roche Holding AG (Switzerland)	1.6
8.	Vodafone Group plc (United Kingdom)	1.6
9.	Toyota Motor Corp. (Japan)	1.4
10.	Novartis AG (Switzerland)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	21.2%
Japan	21.1
France	11.6
Switzerland	9.5
Germany	8.7
Netherlands	4.0
Hong Kong	3.7
Spain	3.6
Australia	3.5
Italy	2.3
China	1.5
Finland	1.3
Sweden	1.1
Others (each less than 1.0%)	6.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   17

JPMorgan Intrepid International Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		(5.43)%	(45.24)%	(1.44)%	(1.04)%
With Sales Charge*		(10.40)	(48.11)	(2.49)	(1.71)
CLASS C SHARES	2/28/06
Without CDSC		(5.65)	(45.52)	(1.75)	(1.24)
With CDSC**		(6.65)	(46.52)	(1.75)	(1.24)
CLASS R2 SHARES	11/3/08	(5.58)	(45.33)	(1.47)	(1.07)
SELECT CLASS SHARES	2/28/06	(5.29)	(45.11)	(1.09)	(0.52)
INSTITUTIONAL CLASS SHARES	4/30/01	(5.21)	(45.00)	(0.94)	(0.43)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/30/01 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C and Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2001 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.6%
	Common Stocks — 83.3%
	Argentina — 0.8%
143	Tenaris S.A., ADR (m)	3,586
	Brazil — 4.9%
1,518	Cia Vale do Rio Doce, ADR (m)	20,840
	Chile — 1.0%
116	Banco Santander Chile S.A., ADR (m)	4,111
	China — 8.0%
1,330	Anhui Conch Cement Co., Ltd., Class H (m)	8,816
5,693	China Merchants Bank Co., Ltd., Class H (m)	10,171
2,814	China National Building Material Co., Ltd., Class H (m)	5,882
771	Ping An Insurance Group Co. of China Ltd., Class H (m)	4,760
1,542	Tsingtao Brewery Co., Ltd., Class H (m)	3,990
		33,619
	Egypt — 1.8%
95	Orascom Construction Industries (m)	2,676
904	Orascom Telecom Holding SAE (m)	5,124
		7,800
	Hong Kong — 10.4%
2,745	China Mobile Ltd. (m)	23,704
1,886	China Resources Enterprise (m)	3,321
761	Esprit Holdings Ltd. (m)	4,663
11,012	GOME Electrical Appliances Holdings Ltd. (f) (m)	1,108
3,132	Li & Fung Ltd.	8,799
1,075	Yue Yuen Industrial Holdings Ltd. (m)	2,389
		43,984
	Hungary — 0.4%
12	Richter Gedeon Nyrt. (m)	1,624
	India — 11.2%
286	ACC Ltd. (m)	3,753
914	Ambuja Cements Ltd., GDR (m)	1,472
845	Bharti Airtel Ltd. (a) (m)	12,804
352	Housing Development Finance Corp., Ltd. (m)	12,230
205	Infosys Technologies Ltd., ADR (m)	6,319
179	Infosys Technologies Ltd. (m)	5,449
389	Reliance Capital Ltd. (m)	4,117
537	Zee Entertainment Enterprises Ltd. (m)	1,225
		47,369
	Indonesia — 2.6%
7,115	Bank Rakyat Indonesia (m)	3,860
161	Telekomunikasi Indonesia Tbk PT, ADR (m)	4,624
3,189	Unilever Indonesia Tbk PT (m)	2,325
		10,809
	Israel — 1.8%
173	Teva Pharmaceutical Industries Ltd., ADR (m)	7,606
	Malaysia — 1.1%
356	British American Tobacco Malaysia Bhd (m)	4,447
	Mexico — 9.0%
485	America Movil S.A.B. de C.V., Series L, ADR (m)	15,928
295	Cemex S.A.B. de C.V., ADR (a) (m)	2,208
283	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	8,021
2,857	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	4,407
2,778	Wal-Mart de Mexico S.A.B. de C.V., Series V (m)	7,547
		38,111
	Russia — 1.6%
205	Mechel, ADR (m)	1,091
4,267	Sberbank (m)	3,546
235	Vimpel-Communications, ADR (a) (m)	2,209
		6,846
	South Africa — 11.4%
1,532	African Bank Investments Ltd. (m)	4,855
2,852	FirstRand Ltd. (m)	4,357
469	Impala Platinum Holdings Ltd. (m)	8,952
571	Massmart Holdings Ltd. (m)	4,928
1,072	MTN Group Ltd. (m)	13,918
365	Sasol Ltd. (m)	10,989
		47,999
	South Korea — 9.8%
69	Hyundai Mobis (m)	5,323
97	Hyundai Motor Co. (m)	5,194
135	KT&G Corp. (m)	7,429
20	POSCO (m)	6,299
22	Samsung Electronics Co., Ltd. (m)	10,325
19	Shinsegae Co., Ltd. (m)	6,654
		41,224
	Taiwan — 6.0%
2,781	HON HAI Precision Industry Co., Ltd. (m)	8,029
555	President Chain Store Corp. (m)	1,336
3,182	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	5,384
1,001	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	10,585
		25,334

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   19

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Turkey — 1.5%
645	Akbank TAS (m)	2,491
532	Anadolu Efes Biracilik Ve Malt Sanayii AS (m)	3,765
		6,256
	Total Common Stocks (Cost $349,444)	351,565
	Preferred Stocks — 11.3%
	Brazil — 11.3%
113	Cia de Bebidas das Americas, ADR (m)	6,374
752	Itau Unibanco Banco Multiplo S.A. (m)	10,442
1,139	Petroleo Brasileiro S.A., ADR (m)	30,734
	Total Preferred Stocks (Cost $30,147)	47,550
	Total Long-Term Investments (Cost $379,591)	399,115
Short-Term Investment — 4.8%
	Investment Company — 4.8%
20,367	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.650% (b) (l) (Cost $20,367)	20,367
	Total Investments — 99.4% (Cost $399,958)	419,482
	Other Assets in Excess of Liabilities — 0.6%	2,676
	NET ASSETS — 100.0%	$422,158

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Wireless Telecommunication Services	17.0%
Oil, Gas & Consumable Fuels	9.9
Commercial Banks	9.3
Metals & Mining	8.9
Semiconductors & Semiconductor Equipment	6.3
Beverages	5.3
Construction Materials	5.3
Food & Staples Retailing	4.9
Diversified Financial Services	3.2
Thrifts & Mortgage Finance	2.9
Distributors	2.9
Tobacco	2.8
IT Services	2.8
Pharmaceuticals	2.2
Electronic Equipment, Instruments & Components	1.9
Diversified Telecommunication Services	1.6
Specialty Retail	1.4
Auto Components	1.3
Automobiles	1.2
Insurance	1.1
Short-Term Investment	4.9
Others (each less than 1.0%)	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.8%
	Common Stocks — 98.8%
	Australia — 2.4%
328	BHP Billiton Ltd. (m)	7,914
42	Rio Tinto Ltd. (m)	1,935
		9,849
	Belgium — 0.9%
121	Anheuser-Busch InBev N.V.	3,705
	Brazil — 2.2%
253	Cia Vale do Rio Doce, ADR (m)	4,178
140	Petroleo Brasileiro S.A., ADR (m)	4,695
		8,873
	China — 1.1%
583	China Life Insurance Co., Ltd., Class H (m)	2,048
4,054	Industrial & Commercial Bank of China, Class H (m)	2,306
		4,354
	Finland — 1.6%
474	Nokia OYJ	6,739
	France — 14.7%
100	Accor S.A. (c)	4,223
338	AXA S.A. (a)	5,684
125	BNP Paribas (m)	6,566
74	Cie de Saint-Gobain (c)	2,672
70	GDF Suez	2,500
81	Imerys S.A. (c)	3,338
60	Lafarge S.A. (c)	3,403
28	Lafarge S.A. (a) (m)	1,490
43	LVMH Moet Hennessy Louis Vuitton S.A.	3,283
66	Pernod-Ricard S.A. (c) (m)	3,906
39	PPR	2,985
87	Sanofi-Aventis S.A.	5,015
302	Total S.A. (m)	15,134
		60,199
	Germany — 8.8%
118	Bayer AG (a)	5,890
261	E.ON AG	8,812
52	Linde AG	4,120
37	RWE AG	2,667
116	SAP AG	4,453
96	Siemens AG (m)	6,473
256	Symrise AG (a) (m)	3,503
		35,918
	Greece — 0.4%
171	Piraeus Bank S.A. (m)	1,567
	Hong Kong — 2.4%
323	China Mobile Ltd. (m)	2,789
669	Esprit Holdings Ltd. (m)	4,099
1,111	Hang Lung Properties Ltd. (m)	3,120
		10,008
	Israel — 0.8%
79	Teva Pharmaceutical Industries Ltd., ADR (m)	3,467
	Italy — 3.3%
306	ENI S.p.A. (m)	6,574
1,284	Intesa Sanpaolo S.p.A. (m)	4,090
1,108	UniCredit S.p.A. (m)	2,698
		13,362
	Japan — 17.5%
157	Astellas Pharma, Inc. (m)	5,089
202	Canon, Inc. (m)	6,053
93	Daikin Industries Ltd.	2,510
67	East Japan Railway Co. (m)	3,775
263	Honda Motor Co., Ltd. (m)	7,705
2	Japan Tobacco, Inc. (m)	5,846
367	Komatsu Ltd. (m)	4,575
365	Mitsubishi Corp. (m)	5,619
737	Mitsubishi UFJ Financial Group, Inc. (m)	4,022
208	Mitsui Fudosan Co., Ltd. (m)	2,617
86	Murata Manufacturing Co., Ltd. (m)	3,473
68	Nidec Corp. (m)	3,756
20	Nintendo Co., Ltd. (m)	5,485
179	Nomura Holdings, Inc. (m)	1,083
75	Shin-Etsu Chemical Co., Ltd. (m)	3,655
439	Sumitomo Corp. (m)	3,819
81	Sumitomo Mitsui Financial Group, Inc. (c)	2,819
		71,901
	Mexico — 1.2%
67	America Movil S.A.B. de C.V., Series L, ADR (m)	2,199
92	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	2,593
		4,792
	Netherlands — 4.2%
381	ING Groep N.V. CVA (m)	3,473
320	Reed Elsevier N.V. (m)	3,514
332	Royal Dutch Shell plc, Class A	7,618
173	Wolters Kluwer N.V. (m)	2,841
		17,446

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   21

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Spain — 4.0%
434	Banco Bilbao Vizcaya Argentaria S.A. (m)	4,704
89	Inditex S.A. (c)	3,811
428	Telefonica S.A. (m)	8,107
		16,622
	Sweden — 0.5%
206	Atlas Copco AB, Class A	1,916
	Switzerland — 11.3%
399	ABB Ltd. (a) (m)	5,642
79	Adecco S.A. (m)	3,090
88	Holcim Ltd. (m)	4,451
324	Nestle S.A.	10,569
188	Novartis AG (m)	7,127
64	Roche Holding AG (m)	8,049
182	Xstrata plc (m)	1,606
31	Zurich Financial Services AG (m)	5,670
		46,204
	Taiwan — 0.5%
195	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	2,060
	United Kingdom — 21.0%
873	Barclays plc (m)	3,543
471	BG Group plc (m)	7,527
567	Burberry Group plc (m)	3,372
302	GlaxoSmithKline plc (m)	4,649
1,698	HSBC Holdings plc (m)	11,904
790	ICAP plc (m)	4,318
144	Imperial Tobacco Group plc (m)	3,286
813	Man Group plc (m)	3,003
533	Marks & Spencer Group plc (m)	2,643
537	Prudential plc (m)	3,087
51	Rio Tinto plc (m)	2,059
534	Standard Chartered plc (m)	8,266
1,237	Tesco plc (m)	6,130
5,763	Vodafone Group plc (m)	10,592
752	Wm Morrison Supermarkets plc (m)	2,723
194	Wolseley plc (a) (m)	3,474
826	WPP plc (m)	5,650
		86,226
	Total Long-Term Investments (Cost $435,998)	405,208
Short-Term Investment — 0.6%
	Investment Company — 0.6%
2,500	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.650% (b) (l) (Cost $2,500)	2,500

Investments of Cash Collateral for Securities on Loan — 4.0%
	Investment Company — 4.0%
16,344	JPMorgan Prime Money Market Fund, Capital Shares, 0.690% (b) (l) (Cost $16,344)	16,344
	Total Investments — 103.4% (Cost $454,842 )	424,052
	Liabilities in Excess of Other Assets — (3.4)%	(13,689)
	NET ASSETS — 100.0%	$410,363

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	12.9%
Oil, Gas & Consumable Fuels	10.2
Pharmaceuticals	9.6
Metals & Mining	4.3
Insurance	4.0
Wireless Telecommunication Services	3.8
Trading Companies & Distributors	3.2
Construction Materials	3.1
Media	2.9
Chemicals	2.8
Food Products	2.6
Beverages	2.5
Software	2.4
Tobacco	2.2
Food & Staples Retailing	2.2
Electric Utilities	2.2
Capital Markets	2.1
Diversified Telecommunication Services	2.0
Specialty Retail	1.9
Automobiles	1.9
Electronic Equipment, Instruments & Components	1.8
Communications Equipment	1.7
Textiles, Apparel & Luxury Goods	1.6
Machinery	1.6
Industrial Conglomerates	1.6
Office Electronics	1.5
Real Estate Management & Development	1.4
Electrical Equipment	1.4
Multiline Retail	1.4
Building Products	1.3
Multi-Utilities	1.3
Hotels, Restaurants & Leisure	1.0
Others (each less than 1.0%)	3.6

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   23

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.4%
		Common Stocks — 97.2%
		Argentina — 0.0% (g)
12		BBVA Banco Frances S.A. (a) (m)	12
—	(h)	Grupo Financiero Galicia S.A., ADR (a) (m)	—	(h)
60		Petrobras Energia Participaciones S.A., Class B (m)	39
54		Transportadora de Gas del Sur S.A., Class B (m)	21
			72
		Australia — 4.0%
25		ABC Learning Centres Ltd. (a) (f) (m)	—
26		AGL Energy Ltd. (m)	281
84		Alumina Ltd. (m)	91
50		Amcor Ltd. (m)	175
106		AMP Ltd. (m)	399
22		Aristocrat Leisure Ltd. (m)	58
10		ASX Ltd. (m)	238
113		Australia & New Zealand Banking Group Ltd. (m)	1,307
43		AXA Asia Pacific Holdings Ltd. (m)	121
18		Bendigo and Adelaide Bank Ltd. (m)	92
184		BHP Billiton Ltd. (m)	4,439
12		Billabong International Ltd. (m)	89
54		BlueScope Steel Ltd. (c)	91
29		Boral Ltd. (c)	86
78		Brambles Ltd. (m)	334
7		Caltex Australia Ltd. (c)	53
98		CFS Retail Property Trust (c)	117
31		Coca-Cola Amatil Ltd. (m)	208
3		Cochlear Ltd. (m)	111
81		Commonwealth Bank of Australia (m)	2,063
26		Computershare Ltd. (m)	173
24		Crown Ltd. (m)	119
34		CSL Ltd. (m)	835
62		CSR Ltd. (m)	61
177		Dexus Property Group (m)	93
124		Fairfax Media Ltd. (c)	107
71		Fortescue Metals Group Ltd. (a) (m)	120
107		Foster’s Group Ltd. (m)	409
75		Goodman Fielder Ltd. (m)	62
160		Goodman Group (m)	43
266		GPT Group (m)	91
37		Harvey Norman Holdings Ltd. (m)	81
83		Incitec Pivot Ltd. (m)	126
103		Insurance Australia Group Ltd. (m)	259
9		Leighton Holdings Ltd. (c)	130
24		Lend Lease Corp., Ltd. (m)	126
15		Lion Nathan Ltd. (m)	127
48		Macquarie Airports (m)	64
15		Macquarie Group Ltd. (c)	371
145		Macquarie Infrastructure Group (m)	142
129		Macquarie Office Trust (m)	18
40		Metcash Ltd. (m)	122
71		Mirvac Group (m)	54
103		National Australia Bank Ltd. (m)	1,545
26		Newcrest Mining Ltd. (m)	561
7		Nufarm Ltd. (m)	66
40		OneSteel Ltd. (m)	65
20		Orica Ltd. (m)	246
50		Origin Energy Ltd. (m)	588
139		OZ Minerals Ltd. (m)	75
3		Perpetual Ltd. (m)	63
69		Qantas Airways Ltd. (m)	100
56		QBE Insurance Group Ltd. (m)	878
15		Rio Tinto Ltd. (m)	714
32		Santos Ltd. (m)	376
8		Sims Metal Management Ltd. (m)	118
20		Sonic Healthcare Ltd. (m)	171
46		SP AusNet (m)	33
83		Stockland (m)	190
70		Suncorp-Metway Ltd. (m)	298
31		TABCORP Holdings Ltd. (m)	166
59		Tatts Group Ltd. (m)	118
237		Telstra Corp., Ltd. (m)	573
38		Toll Holdings Ltd. (c)	162
70		Transurban Group (m)	227
56		Wesfarmers Ltd. (m)	913
9		Wesfarmers Ltd. (m)	140
114		Westfield Group (m)	888
154		Westpac Banking Corp. (m)	2,143
27		Woodside Petroleum Ltd. (m)	746
66		Woolworths Ltd. (m)	1,281
7		WorleyParsons Ltd. (m)	95
			27,625
		Austria — 0.8%
1		Andritz AG (c)	46
6		BWIN Interactive Entertainment AG (a) (m)	194
36		Erste Group Bank AG (c)	745
4		Flughafen Wien AG (c)	112
68		IMMOEAST AG (a) (c)	153
41		IMMOFINANZ AG (a) (c)	80
1		Mayr Melnhof Karton AG (m)	72
38		OMV AG (m)	1,169

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Austria — Continued
8		Raiffeisen International Bank Holding AG (c)	267
12		Strabag SE (c)	276
81		Telekom Austria AG (m)	1,071
14		Verbund - Oesterreichische Elektrizitaetswirtschafts AG, Class A (c)	589
10		Vienna Insurance Group (c)	391
22		Voestalpine AG (c)	424
22		Wienerberger AG (c)	257
			5,846
		Belgium — 1.5%
17		AGFA-Gevaert N.V. (a) (m)	37
105		Anheuser-Busch InBev N.V. (c)	3,221
1		Bekaert S.A. (m)	112
26		Belgacom S.A. (m)	759
2		Colruyt S.A. (c)	559
14		Delhaize Group (c)	977
94		Dexia S.A. (c)	455
—	(h)	D’ieteren S.A. (m)	76
273		Fortis (m)	672
13		Groupe Bruxelles Lambert S.A. (m)	908
23		KBC Groep N.V. (m)	506
4		Mobistar S.A. (m)	264
6		Nationale A Portefeuille (m)	307
9		Solvay S.A., Class A (m)	792
13		UCB S.A. (a) (c)	358
19		Umicore (c)	365
			10,368
		Bermuda — 0.0% (g)
28		Chinese Estates Holdings Ltd. (m)	35
4		Frontline Ltd. (m)	74
20		Seadrill Ltd. (c)	214
			323
		Brazil — 0.2%
6		Centrais Eletricas Brasileiras S.A. (a) (m)	79
46		Cia Vale do Rio Doce (m)	762
46		Petroleo Brasileiro S.A. (m)	776
			1,617
		Cayman Islands — 0.0% (g)
32		Hutchison Telecommunications Hong Kong Holdings Ltd. (a) (f) (m)	3
		Chile — 0.5%
2,501		Banco Santander Chile S.A. (m)	85
14		CAP S.A. (m)	235
12		Cia Cervecerias Unidas S.A., ADR (m)	370
12		Embotelladora Andina S.A., Class B, ADR (m)	190
446		Empresa Nacional de Electricidad S.A. (m)	570
5		Empresas CMPC S.A. (m)	102
45		Empresas COPEC S.A. (m)	449
71		Enersis S.A., ADR (m)	1,062
14		Lan Airlines S.A. (m)	124
614		Masisa S.A. (m)	64
75		SACI Falabella (a) (m)	246
			3,497
		China — 0.4%
131		BYD Co., Ltd., Class H (a) (c)	345
657		China Construction Bank Corp., Class H (m)	379
104		China Life Insurance Co., Ltd., Class H (m)	365
574		Datang International Power Generation Co., Ltd., Class H (m)	275
105		Foxconn International Holdings Ltd. (a) (m)	65
314		Huaneng Power International, Inc., Class H (a) (m)	214
54		Pacific Basin Shipping Ltd. (m)	27
603		PetroChina Co., Ltd., Class H (c)	525
116		Shui On Land Ltd. (m)	50
102		Tingyi Cayman Islands Holding Corp. (m)	125
231		Yanzhou Coal Mining Co., Ltd., Class H (m)	218
503		Zhejiang Expressway Co., Ltd., Class H (m)	429
			3,017
		Cyprus — 0.0% (g)
18		Prosafe Production Public Ltd. (a) (m)	32
18		ProSafe SE (a) (m)	74
			106
		Denmark — 1.1%
—	(h)	A P Moller - Maersk A/S (a) (c)	703
—	(h)	A P Moller - Maersk A/S (a) (c)	434
3		Bang & Olufsen A/S, Class B (c)	20
6		Carlsberg A/S, Class B (m)	305
3		Coloplast A/S, Class B (c)	187
3		Danisco A/S (c)	87
36		Danske Bank A/S (a) (m)	396
18		DSV A/S (c)	203
3		East Asiatic Co., Ltd. A/S (m)	98
6		FLSmidth & Co. A/S (a) (c)	200
42		GN Store Nord (a) (c)	134
1		Jyske Bank A/S (a) (m)	17
3		NKT Holding A/S (a) (c)	79
54		Novo Nordisk A/S, Class B (m)	2,548
4		Novozymes A/S, Class B (m)	243

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   25

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Denmark — Continued
10	Sydbank A/S (a) (c)	160
1	Topdanmark A/S (a) (m)	123
2	TrygVesta A/S (c)	125
19	Vestas Wind Systems A/S (a) (c)	1,263
5	William Demant Holding (a) (m)	220
		7,545
	Finland — 0.8%
13	Elisa OYJ (c)	167
24	Fortum OYJ (m)	485
9	Kone OYJ, Class B (m)	236
9	Metso OYJ (m)	142
5	Neste Oil OYJ (c)	64
221	Nokia OYJ (c)	3,136
6	Nokian Renkaat OYJ (c)	91
7	Outokumpu OYJ (m)	110
9	Rautaruukki OYJ (m)	163
28	Sampo OYJ, Class A (m)	530
30	Stora Enso OYJ, Class R (a) (m)	170
7	Tietoenator OYJ (m)	92
25	UPM-Kymmene OYJ (m)	225
2	Wartsila OYJ (c)	51
18	YIT OYJ (m)	172
		5,834
	France — 10.1%
14	Accor S.A. (c)	595
3	Aeroports de Paris (m)	146
14	Air France-KLM (c)	151
24	Air Liquide S.A. (m)	1,966
209	Alcatel-Lucent (a) (c)	527
21	Alstom S.A. (m)	1,286
6	Atos Origin S.A. (m)	171
140	AXA S.A. (a)	2,355
75	BNP Paribas (m)	3,938
23	Bouygues S.A. (c)	970
6	Bureau Veritas S.A.	234
12	Cap Gemini S.A. (a) (c)	453
61	Carrefour S.A. (a) (c)	2,482
4	Casino Guichard Perrachon S.A. (m)	223
4	Christian Dior S.A. (c)	286
37	Cie de Saint-Gobain (c)	1,313
16	Cie Generale de Geophysique-Veritas (a) (m)	225
20	Cie Generale d’Optique Essilor International S.A. (c)	849
2	CNP Assurances (c)	196
13	Compagnie Generale des Etablissements Michelin, Class B (m)	663
76	Credit Agricole S.A. (m)	1,111
8	Dassault Systemes S.A. (c)	312
17	EDF (m)	806
5	Eiffage S.A. (m)	258
168	France Telecom S.A. (m)	3,739
104	GDF Suez (c)	3,738
3	Gecina S.A. (m)	147
42	Groupe Danone (c)	2,008
4	Hermes International (c)	518
1	ICADE (m)	112
3	Iliad S.A. (m)	274
2	Imerys S.A. (c)	101
9	Klepierre (c)	198
11	Lafarge S.A. (c)	629
11	Lagardere SCA (c)	348
14	Legrand S.A. (m)	272
23	L’Oreal S.A. (c)	1,615
23	LVMH Moet Hennessy Louis Vuitton S.A. (c)	1,736
11	M6-Metropole Television (m)	204
154	Natixis (m)	348
3	Neopost S.A. (m)	224
10	PagesJaunes Groupe (c)	112
15	Pernod-Ricard S.A. (c)	896
15	Peugeot S.A. (c)	350
8	PPR	590
13	Publicis Groupe (c)	400
17	Renault S.A. (m)	539
21	Safran S.A. (m)	248
99	Sanofi-Aventis S.A. (c)	5,723
20	Schneider Electric S.A. (a) (c)	1,499
16	SCOR SE (m)	327
3	Societe BIC S.A. (m)	166
2	Societe Des Autoroutes Paris-Rhin-Rhone (c)	105
44	Societe Generale (m)	2,249
13	Societe Television Francaise 1 (c)	117
9	Sodexo (m)	444
22	Suez Environment S.A. (a) (m)	340
12	Technip S.A. (m)	501
8	Thales S.A. (m)	313
198	Total S.A. (m)	9,931
7	Unibail-Rodamco (c)	1,045
7	Valeo S.A. (c)	145
4	Vallourec (c)	460
33	Veolia Environnement (m)	897
37	Vinci S.A. (m)	1,680

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		France — Continued
108		Vivendi (m)	2,893
5		Zodiac S.A. (m)	158
			69,855
		Germany — 12.4%
29		Adidas AG (c)	1,100
65		Allianz SE (c)	6,025
139		BASF SE (a) (c)	5,253
110		Bayer AG (a) (c)	5,474
47		Bayerische Motoren Werke AG (c)	1,620
11		Beiersdorf AG (c)	461
13		Celesio AG (c)	278
85		Commerzbank AG (c)	583
127		Daimler AG (c)	4,537
77		Deutsche Bank AG (c)	4,098
27		Deutsche Boerse AG (c)	1,990
26		Deutsche Lufthansa AG (m)	335
131		Deutsche Post AG (m)	1,517
9		Deutsche Postbank AG (c)	186
412		Deutsche Telekom AG (c)	4,984
273		E.ON AG (c)	9,245
7		Fraport AG Frankfurt Airport Services Worldwide (m)	264
25		Fresenius Medical Care AG & Co. KGaA (c)	961
4		Fresenius SE (c)	180
29		GEA Group AG (m)	381
8		Hannover Rueckversicherung AG (m)	259
13		Heidelberger Druckmaschinen AG (m)	97
23		Henkel AG & Co. KGaA (c)	566
6		Hochtief AG (m)	289
30		Hypo Real Estate Holding AG (a)	55
105		Infineon Technologies AG (a) (m)	280
19		IVG Immobilien AG (c)	168
22		K+S AG (c)	1,294
19		Linde AG (c)	1,513
14		MAN AG (m)	842
9		Merck KGaA (m)	785
13		Metro AG (m)	567
11		MLP AG (c)	161
30		Muenchener Rueckversicherungs AG (c)	4,158
1		Puma AG Rudolf Dassler Sport (a) (m)	149
8		Q-Cells AG (a) (c)	164
6		Rheinmetall AG (m)	245
64		RWE AG (c)	4,642
7		Salzgitter AG (m)	468
125		SAP AG (c)	4,808
124		Siemens AG (m)	8,362
14		Solarworld AG (c)	386
5		Suedzucker AG (c)	105
48		ThyssenKrupp AG (m)	1,027
23		TUI AG (m)	257
30		United Internet AG (c)	319
13		Volkswagen AG (m)	4,002
2		Wacker Chemie AG (m)	174
			85,614
		Greece — 1.0%
60		Alpha Bank AE (a) (m)	585
27		Coca Cola Hellenic Bottling Co. S.A. (m)	434
40		EFG Eurobank Ergasias S.A. (m)	316
7		Folli - Follie S.A. (m)	91
24		Hellenic Petroleum S.A. (m)	231
42		Hellenic Telecommunications Organization S.A. (m)	638
22		Intracom Holdings S.A. (a) (m)	33
110		Marfin Investment Group S.A. (a) (m)	472
97		National Bank of Greece S.A. (m)	2,026
36		OPAP S.A. (m)	1,125
38		Piraeus Bank S.A. (m)	353
30		Public Power Corp. S.A.	576
6		Titan Cement Co. S.A. (m)	156
12		Viohalco (m)	59
			7,095
		Hong Kong — 1.1%
11		ASM Pacific Technology Ltd. (m)	48
57		Bank of East Asia Ltd. (m)	134
165		Belle International Holdings Ltd. (m)	126
136		BOC Hong Kong Holdings Ltd. (m)	192
37		Cathay Pacific Airways Ltd. (c)	43
49		Cheung Kong Holdings Ltd. (m)	507
17		Cheung Kong Infrastructure Holdings Ltd. (m)	66
84		China Mobile Ltd. (m)	729
—	(h)	China Mobile, Ltd., ADR (m)	21
72		CLP Holdings Ltd. (m)	488
37		Esprit Holdings Ltd. (m)	227
178		Genting International plc (a) (c)	73
2		Giordano International Ltd. (m)	—	(h)
35		Hang Lung Group Ltd. (m)	128
82		Hang Lung Properties Ltd. (m)	230
27		Hang Seng Bank Ltd. (m)	302
41		Henderson Land Development Co., Ltd. (m)	191
149		Hong Kong & China Gas Co., Ltd. (m)	276
3		Hong Kong Aircraft Engineerg Co., Ltd. (m)	26

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   27

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Hong Kong — Continued
38		Hong Kong Exchanges and Clearing Ltd. (m)	436
52		HongKong Electric Holdings (m)	307
2		Hopewell Highway Infrastructure Ltd. (m)	1
23		Hopewell Holdings Ltd. (m)	58
32		Hutchison Telecommunications International Ltd. (m)	6
79		Hutchison Whampoa Ltd. (m)	467
25		Hysan Development Co., Ltd. (m)	45
—	(h)	Johnson Electric Holdings Ltd. (m)	—	(h)
20		Kerry Properties Ltd. (c)	60
18		Kingboard Chemical Holdings Ltd. (m)	44
64		Lenovo Group Ltd. (m)	17
88		Li & Fung Ltd. (c)	248
36		Lifestyle International Holdings, Ltd. (m)	34
72		Link REIT (The) (m)	140
110		Mongolia Energy Co., Ltd. (a) (c)	31
54		MTR Corp. (m)	137
82		New World Development Ltd. (m)	107
77		Noble Group Ltd. (m)	67
26		NWS Holdings Ltd. (m)	52
13		Orient Overseas International Ltd. (m)	36
—	(h)	PCCW Ltd. (m)	—	(h)
44		Shangri-La Asia Ltd. (c)	65
68		Sino Land Co. (m)	87
50		Sun Hung Kai Properties Ltd. (m)	512
29		Swire Pacific Ltd., Class A (m)	230
9		Television Broadcasts Ltd. (m)	31
49		Wharf Holdings Ltd. (m)	162
8		Wing Hang Bank Ltd. (m)	44
22		Yue Yuen Industrial Holdings Ltd. (m)	49
			7,280
		Hungary — 0.6%
211		Magyar Telekom Telecommunications plc (m)	492
27		MOL Hungarian Oil and Gas Nyrt. (m)	1,280
121		OTP Bank Nyrt. (a) (m)	1,559
6		Richter Gedeon Nyrt. (m)	825
			4,156
		India — 0.6%
185		Ambuja Cements Ltd., GDR (m)	298
13		Bajaj Auto Ltd. (m)	164
13		Bajaj Finserv Ltd. (m)	57
13		Bajaj Holdings and Investment Ltd., GDR (m)	76
7		Grasim Industries Ltd., GDR	236
90		Hindalco Industries Ltd., GDR (e) (m)	97
4		Housing Development Finance Corp., Ltd. (m)	146
11		ICICI Bank Ltd., ADR (m)	222
14		Infosys Technologies Ltd. (m)	426
119		ITC Ltd., GDR (m)	452
10		Larsen & Toubro Ltd., GDR (m)	172
32		NTPC Ltd. (m)	122
36		Ranbaxy Laboratories Ltd., GDR (m)	120
1		Reliance Capital Ltd., GDR (e)	8
15		Reliance Communications Ltd., GDR (e)	64
18		Reliance Industries Ltd. (m)	637
8		Reliance Industries Ltd., GDR (e)	572
—	(h)	Reliance Infrastructure Ltd., GDR (e)	16
192		United Phosphorus Ltd., ADR (m)	441
			4,326
		Ireland — 0.6%
31		Allied Irish Banks plc (m)	37
42		C&C Group plc (m)	97
97		CRH plc (m)	2,513
23		Elan Corp. plc, ADR (a) (m)	136
45		Elan Corp. plc (a) (m)	267
51		Experian plc (m)	335
138		Governor & Co. of the Bank of Ireland (The) (m)	137
16		Grafton Group plc (a) (m)	57
51		Irish Life & Permanent plc (m)	129
18		Kerry Group plc, Class A (m)	363
22		Kingspan Group plc (m)	113
35		Ryanair Holdings plc (a) (m)	151
			4,335
		Israel — 0.6%
125		Bank Hapoalim BM (a) (m)	285
123		Bank Leumi Le-Israel BM (m)	308
45		Israel Chemicals Ltd. (m)	372
—	(h)	Israel Corp., Ltd. (The) (m)	115
3		Koor Industries Ltd. (a) (m)	56
34		Makhteshim-Agan Industries Ltd. (m)	151
85		Migdal Insurance & Financial Holding Ltd. (a) (m)	94
15		Teva Pharmaceutical Industries Ltd. (m)	637
42		Teva Pharmaceutical Industries Ltd., ADR (m)	1,858
			3,876
		Italy — 8.1%
256		A2A S.p.A. (c)	421
76		Alleanza Assicurazioni S.p.A. (m)	509
7		Arnoldo Mondadori Editore S.p.A. (c)	24
238		Assicurazioni Generali S.p.A. (m)	4,839
54		Atlantia S.p.A. (m)	948
5		Autogrill S.p.A. (m)	38

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Italy — Continued
145		Banca Carige S.p.A. (c)	530
577		Banca Monte dei Paschi di Siena S.p.A. (m)	923
90		Banca Popolare di Milano Scarl (m)	522
134		Banco Popolare SC (m)	879
17		Bulgari S.p.A. (c)	85
77		Edison S.p.A. (c)	97
935		Enel S.p.A. (c)	5,070
567		ENI S.p.A. (m)	12,176
23		Exor S.p.A. (a) (c)	300
143		Fiat S.p.A. (a) (c)	1,396
94		Finmeccanica S.p.A. (m)	1,326
17		Fondiaria-Sai S.p.A. (m)	274
59		Gruppo Editoriale L’Espresso S.p.A. (a) (c)	83
1,689		Intesa Sanpaolo S.p.A. (m)	5,380
146		Intesa Sanpaolo S.p.A. (m)	324
19		Italcementi S.p.A. (c)	229
9		Lottomatica S.p.A. (a) (c)	191
33		Luxottica Group S.p.A. (c)	608
139		Mediaset S.p.A. (c)	780
105		Mediobanca S.p.A.	1,215
70		Mediolanum S.p.A. (m)	319
368		Parmalat S.p.A. (c)	731
664		Pirelli & C. S.p.A. (m)	258
23		Prysmian S.p.A. (m)	275
54		Saipem S.p.A.	1,153
71		Saras S.p.A. (m)	208
5		Seat Pagine Gialle S.p.A. (a) (m)	1
171		Snam Rete Gas S.p.A. (c)	676
808		Telecom Italia Media S.p.A. (a) (c)	92
2,101		Telecom Italia S.p.A. (c)	2,656
1,373		Telecom Italia S.p.A., RNC (c)	1,227
254		Terna Rete Elettrica Nazionale S.p.A. (m)	816
2,076		UniCredit S.p.A. (m)	5,056
576		UniCredit S.p.A.	1,403
130		Unione di Banche Italiane ScpA (m)	1,794
80		Unipol Gruppo Finanziario S.p.A. (m)	99
			55,931
		Japan — 21.1%
35		77 Bank Ltd. (The) (m)	178
4		Acom Co., Ltd. (m)	99
9		Advantest Corp. (m)	140
45		Aeon Co., Ltd. (m)	356
8		Aeon Credit Service Co., Ltd. (c)	87
10		Aeon Mall Co., Ltd. (m)	124
8		Aiful Corp. (c)	16
30		Aioi Insurance Co., Ltd. (m)	132
15		Aisin Seiki Co., Ltd. (m)	300
53		Ajinomoto Co., Inc. (m)	389
2		Alfresa Holdings Corp. (m)	66
51		All Nippon Airways Co., Ltd. (m)	186
22		Alps Electric Co., Ltd. (m)	117
27		Amada Co., Ltd. (m)	168
—	(h)	Amano Corp. (m)	1
56		Aozora Bank Ltd. (a) (m)	71
5		Arrk Corp. (a) (m)	5
33		Asahi Breweries Ltd. (m)	417
79		Asahi Glass Co., Ltd. (m)	474
101		Asahi Kasei Corp. (m)	408
14		Asics Corp. (m)	91
39		Astellas Pharma, Inc. (m)	1,265
28		Bank of Kyoto Ltd. (The) (c)	225
99		Bank of Yokohama Ltd. (The) (m)	419
5		Benesse Corp. (m)	202
52		Bridgestone Corp. (c)	775
12		Brother Industries Ltd. (m)	101
6		Canon Marketing Japan, Inc. (m)	77
87		Canon, Inc. (m)	2,618
24		Casio Computer Co., Ltd. (c)	181
—	(h)	Central Japan Railway Co. (m)	776
60		Chiba Bank Ltd. (The) (m)	297
55		Chubu Electric Power Co., Inc. (m)	1,208
18		Chugai Pharmaceutical Co., Ltd. (m)	331
13		Chugoku Bank Ltd. (The) (m)	164
24		Chugoku Electric Power Co., Inc. (The) (m)	478
74		Chuo Mitsui Trust Holdings, Inc. (m)	244
39		Citizen Holdings Co., Ltd. (m)	176
6		Coca-Cola West Holdings Co., Ltd. (m)	94
40		Cosmo Oil Co., Ltd. (m)	114
16		Credit Saison Co., Ltd. (m)	182
48		Dai Nippon Printing Co., Ltd. (m)	512
31		Daicel Chemical Industries Ltd. (m)	132
32		Daido Steel Co., Ltd. (m)	107
15		Daihatsu Motor Co., Ltd. (m)	136
56		Daiichi Sankyo Co., Ltd. (m)	943
24		Daikin Industries Ltd.	643
17		Dainippon Screen Manufacturing Co., Ltd. (a) (m)	37
13		Dainippon Sumitomo Pharma Co., Ltd. (m)	103
7		Daito Trust Construction Co., Ltd. (m)	281
34		Daiwa House Industry Co., Ltd. (m)	300
116		Daiwa Securities Group, Inc. (m)	610

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   29

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
—	(h)	Dena Co., Ltd. (m)	125
37		Denki Kagaku Kogyo KK (m)	83
38		Denso Corp. (m)	910
19		Dentsu, Inc. (c)	356
68		DIC Corp. (m)	111
36		Dowa Holdings Co., Ltd. (m)	141
28		East Japan Railway Co. (m)	1,595
20		Eisai Co., Ltd. (m)	545
12		Electric Power Development Co., Ltd. (m)	353
11		Elpida Memory, Inc. (a) (c)	117
4		FamilyMart Co., Ltd. (m)	123
15		Fanuc Ltd. (m)	1,115
4		Fast Retailing Co., Ltd. (m)	413
56		Fuji Electric Holdings Co., Ltd. (m)	96
48		Fuji Heavy Industries Ltd. (m)	193
—	(h)	Fuji Television Network, Inc. (m)	94
40		FUJIFILM Holdings Corp. (m)	1,040
153		Fujitsu Ltd. (m)	656
65		Fukuoka Financial Group, Inc. (m)	199
63		Furukawa Electric Co., Ltd. (m)	189
25		Gunma Bank Ltd. (The) (m)	123
40		Hachijuni Bank Ltd. (The) (m)	236
2		Hakuhodo DY Holdings, Inc. (m)	92
95		Hankyu Hanshin Holdings, Inc. (m)	444
113		Haseko Corp. (a) (c)	71
3		Hikari Tsushin, Inc. (m)	51
27		Hino Motors Ltd. (m)	78
2		Hirose Electric Co., Ltd. (m)	215
38		Hiroshima Bank Ltd. (The) (m)	144
6		Hisamitsu Pharmaceutical Co., Inc. (m)	155
10		Hitachi Chemical Co., Ltd. (m)	133
10		Hitachi Construction Machinery Co., Ltd. (c)	142
5		Hitachi High-Technologies Corp. (m)	73
280		Hitachi Ltd. (m)	980
19		Hitachi Metals Ltd. (m)	150
17		Hokkaido Electric Power Co., Inc. (m)	318
117		Hokuhoku Financial Group, Inc. (m)	207
14		Hokuriku Electric Power Co. (m)	309
135		Honda Motor Co., Ltd. (m)	3,942
34		HOYA Corp. (m)	592
11		Ibiden Co., Ltd. (m)	319
1		Idemitsu Kosan Co., Ltd. (m)	81
128		IHI Corp. (a) (m)	194
—	(h)	Inpex Corp. (m)	388
31		Isetan Mitsukoshi Holdings Ltd. (c)	264
84		Isuzu Motors Ltd. (m)	140
—	(h)	IT Holdings Corp. (m)	1
4		Ito En Ltd. (m)	54
126		ITOCHU Corp. (m)	676
2		Itochu Techno-Solutions Corp. (c)	56
20		Iyo Bank Ltd. (The) (m)	199
28		J. Front Retailing Co., Ltd. (m)	116
3		Jafco Co., Ltd. (m)	61
86		Japan Airlines Corp. (a) (c)	168
1		Japan Petroleum Exploration Co. (m)	24
—	(h)	Japan Prime Realty Investment Corp. (m)	69
—	(h)	Japan Real Estate Investment Corp. (m)	219
—	(h)	Japan Retail Fund Investment Corp. (m)	133
32		Japan Steel Works Ltd. (The) (c)	347
—	(h)	Japan Tobacco, Inc. (m)	962
42		JFE Holdings, Inc. (m)	1,156
20		JGC Corp. (c)	260
53		Joyo Bank Ltd. (The) (m)	245
20		JS Group Corp. (m)	246
18		JSR Corp. (m)	215
4		JTEKT Corp. (m)	35
—	(h)	Jupiter Telecommunications Co., Ltd. (m)	123
87		Kajima Corp. (m)	251
16		Kamigumi Co., Ltd. (m)	106
27		Kaneka Corp. (m)	156
62		Kansai Electric Power Co., Inc. (The) (m)	1,258
6		Kansai Paint Co., Ltd. (m)	32
42		Kao Corp. (m)	785
126		Kawasaki Heavy Industries Ltd. (m)	270
54		Kawasaki Kisen Kaisha Ltd. (m)	204
—	(h)	KDDI Corp. (m)	1,043
30		Keihin Electric Express Railway Co., Ltd. (m)	232
56		Keio Corp. (m)	318
21		Keisei Electric Railway Co., Ltd. (c)	100
3		Keyence Corp. (m)	564
13		Kikkoman Corp. (m)	114
11		Kinden Corp. (m)	93
132		Kintetsu Corp. (c)	572
65		Kirin Holdings Co., Ltd. (m)	712
195		Kobe Steel Ltd. (m)	320
73		Komatsu Ltd. (m)	915
11		Konami Corp. (m)	170
38		Konica Minolta Holdings, Inc. (m)	314
80		Kubota Corp. (m)	482
25		Kuraray Co., Ltd. (m)	211

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
6		Kurita Water Industries Ltd. (m)	153
13		Kyocera Corp. (m)	1,046
19		Kyowa Hakko Kogyo Co., Ltd. (m)	165
32		Kyushu Electric Power Co., Inc. (m)	667
6		Lawson, Inc. (m)	233
13		Leopalace21 Corp. (m)	92
3		Mabuchi Motor Co., Ltd. (m)	118
12		Makita Corp. (m)	274
141		Marubeni Corp. (m)	512
9		Marui Group Co., Ltd. (m)	48
5		Maruichi Steel Tube Ltd. (c)	97
17		Matsui Securities Co., Ltd. (c)	120
36		Mazda Motor Corp. (m)	90
16		Mediceo Paltac Holdings Co., Ltd. (m)	159
3		MEIJI Holdings Co., Ltd. (a) (m)	82
28		Minebea Co., Ltd. (m)	108
109		Mitsubishi Chemical Holdings Corp. (m)	415
113		Mitsubishi Corp. (m)	1,732
156		Mitsubishi Electric Corp. (m)	829
96		Mitsubishi Estate Co., Ltd. (m)	1,259
39		Mitsubishi Gas Chemical Co., Inc. (m)	181
248		Mitsubishi Heavy Industries Ltd. (c)	813
13		Mitsubishi Logistics Corp. (m)	121
62		Mitsubishi Materials Corp. (m)	180
330		Mitsubishi Motors Corp. (a) (c)	506
55		Mitsubishi Rayon Co., Ltd. (c)	114
16		Mitsubishi Tanabe Pharma Corp. (m)	153
897		Mitsubishi UFJ Financial Group, Inc. (m)	4,890
6		Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	143
139		Mitsui & Co., Ltd. (m)	1,475
59		Mitsui Chemicals, Inc. (m)	176
43		Mitsui Engineering & Shipbuilding Co., Ltd. (m)	89
72		Mitsui Fudosan Co., Ltd. (m)	902
71		Mitsui Mining & Smelting Co., Ltd. (a) (m)	140
98		Mitsui OSK Lines Ltd. (m)	561
32		Mitsui Sumitomo Insurance Group Holdings, Inc. (m)	878
10		Mitsumi Electric Co., Ltd. (c)	169
754		Mizuho Financial Group, Inc. (c)	1,590
93		Mizuho Trust & Banking Co., Ltd. (a) (c)	97
18		Murata Manufacturing Co., Ltd. (m)	713
12		Namco Bandai Holdings, Inc. (m)	117
166		NEC Corp. (a) (m)	552
3		NEC Electronics Corp. (a) (m)	34
20		NGK Insulators Ltd. (m)	301
18		NGK Spark Plug Co., Ltd. (c)	178
24		NHK Spring Co., Ltd. (c)	111
9		Nidec Corp. (m)	492
28		Nikon Corp. (m)	371
8		Nintendo Co., Ltd. (m)	2,188
—	(h)	Nippon Building Fund, Inc. (m)	349
23		Nippon Electric Glass Co., Ltd. (m)	187
49		Nippon Express Co., Ltd. (m)	174
15		Nippon Meat Packers, Inc. (m)	157
84		Nippon Mining Holdings, Inc. (m)	381
108		Nippon Oil Corp. (m)	561
7		Nippon Paper Group, Inc. (c)	193
55		Nippon Sheet Glass Co., Ltd. (c)	155
414		Nippon Steel Corp. (m)	1,392
42		Nippon Telegraph & Telephone Corp. (m)	1,598
94		Nippon Yusen KK (m)	385
59		Nipponkoa Insurance Co., Ltd. (m)	320
77		Nishi-Nippon City Bank Ltd. (The) (m)	155
14		Nissan Chemical Industries Ltd. (m)	117
177		Nissan Motor Co., Ltd. (m)	925
23		Nissay Dowa General Insurance Co., Ltd. (c)	99
15		Nisshin Seifun Group, Inc. (c)	154
80		Nisshin Steel Co., Ltd. (c)	155
16		Nisshinbo Industries, Inc. (m)	166
7		Nissin Food Products Co., Ltd. (m)	185
3		Nitori Co., Ltd. (m)	182
13		Nitto Denko Corp. (m)	304
11		NOK Corp. (m)	130
186		Nomura Holdings, Inc. (m)	1,121
4		Nomura Real Estate Holdings, Inc. (m)	62
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	104
7		Nomura Research Institute Ltd. (c)	121
39		NSK Ltd. (m)	175
38		NTN Corp. (m)	125
—	(h)	NTT Data Corp. (m)	323
1		NTT DoCoMo, Inc. (m)	1,803
—	(h)	NTT Urban Development Corp. (m)	81
46		Obayashi Corp. (m)	228
—	(h)	Obic Co., Ltd. (m)	56
57		Odakyu Electric Railway Co., Ltd. (c)	464
69		OJI Paper Co., Ltd. (c)	298
16		Olympus Corp. (c)	255
12		Omron Corp. (m)	187
9		Ono Pharmaceutical Co., Ltd. (m)	369
5		Onward Holdings Co., Ltd. (m)	30
4		Oracle Corp. Japan (c)	157

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   31

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
4		Oriental Land Co., Ltd. (c)	262
7		ORIX Corp. (c)	332
170		Osaka Gas Co., Ltd. (m)	539
2		OSAKA Titanium Technologies Co. (c)	48
1		Otsuka Corp. (c)	52
149		Panasonic Corp. (c)	2,180
36		Panasonic Electric Works Co., Ltd. (m)	292
17		Pioneer Corp. (a) (c)	55
2		Promise Co., Ltd. (c)	29
1		Rakuten, Inc. (m)	261
41		Resona Holdings, Inc. (c)	556
55		Ricoh Co., Ltd. (m)	681
7		Rohm Co., Ltd. (m)	435
4		Sankyo Co., Ltd. (m)	223
5		Santen Pharmaceutical Co., Ltd. (c)	152
141		Sanyo Electric Co., Ltd. (a) (c)	233
30		Sapporo Hokuyo Holdings, Inc. (a) (m)	87
6		Sapporo Holdings Ltd. (m)	26
1		SBI Holdings, Inc. (m)	174
17		Secom Co., Ltd. (m)	612
18		Sega Sammy Holdings, Inc. (c)	165
13		Seiko Epson Corp. (m)	178
28		Sekisui Chemical Co., Ltd. (m)	146
37		Sekisui House Ltd. (m)	322
68		Seven & I Holdings Co., Ltd. (m)	1,534
—	(h)	Seven Bank Ltd. (m)	85
85		Sharp Corp. (c)	896
15		Shikoku Electric Power Co., Inc. (c)	400
24		Shimadzu Corp. (m)	147
2		Shimamura Co., Ltd. (m)	132
5		Shimano, Inc. (m)	154
42		Shimizu Corp. (m)	199
34		Shin-Etsu Chemical Co., Ltd. (m)	1,663
6		Shinko Electric Industries Co., Ltd. (m)	57
59		Shinko Securities Co., Ltd. (m)	138
99		Shinsei Bank Ltd. (a) (m)	130
25		Shionogi & Co., Ltd. (m)	432
26		Shiseido Co., Ltd. (m)	450
48		Shizuoka Bank Ltd. (The) (m)	435
48		Showa Denko KK (m)	73
15		Showa Shell Sekiyu KK (m)	133
4		SMC Corp. (m)	412
60		Softbank Corp. (m)	944
134		Sojitz Corp. (m)	208
64		Sompo Japan Insurance, Inc. (m)	386
79		Sony Corp. (m)	2,063
—	(h)	Sony Financial Holdings, Inc. (m)	208
6		Square Enix Holdings Co., Ltd. (m)	99
14		Stanley Electric Co., Ltd. (m)	201
12		Sumco Corp. (m)	179
116		Sumitomo Chemical Co., Ltd. (m)	455
90		Sumitomo Corp. (m)	782
56		Sumitomo Electric Industries Ltd. (m)	546
36		Sumitomo Heavy Industries Ltd. (m)	149
288		Sumitomo Metal Industries Ltd. (m)	676
47		Sumitomo Metal Mining Co., Ltd. (m)	526
54		Sumitomo Mitsui Financial Group, Inc.	1,866
29		Sumitomo Realty & Development Co., Ltd. (m)	351
13		Sumitomo Rubber Industries, Inc. (m)	90
118		Sumitomo Trust & Banking Co., Ltd. (The) (m)	495
20		Suruga Bank Ltd. (m)	170
6		Suzuken Co., Ltd. (m)	148
31		Suzuki Motor Corp. (m)	583
17		T&D Holdings, Inc. (m)	502
70		Taiheiyo Cement Corp. (m)	123
105		Taisei Corp. (m)	229
10		Taisho Pharmaceutical Co., Ltd. (m)	181
21		Taiyo Nippon Sanso Corp. (m)	147
31		Takashimaya Co., Ltd. (m)	194
66		Takeda Pharmaceutical Co., Ltd. (m)	2,347
12		Takefuji Corp. (c)	65
10		TDK Corp. (m)	449
86		Teijin Ltd. (m)	220
14		Terumo Corp. (m)	521
9		THK Co., Ltd. (m)	129
62		Tobu Railway Co., Ltd. (c)	325
9		Toho Co., Ltd. (m)	120
33		Toho Gas Co., Ltd. (m)	140
35		Tohoku Electric Power Co., Inc. (m)	728
57		Tokio Marine Holdings, Inc. (m)	1,501
25		Tokuyama Corp. (m)	149
3		Tokyo Broadcasting System, Inc. (m)	48
99		Tokyo Electric Power Co., Inc. (The) (m)	2,319
15		Tokyo Electron Ltd. (m)	705
194		Tokyo Gas Co., Ltd. (m)	735
11		Tokyo Steel Manufacturing Co., Ltd. (m)	115
—	(h)	Tokyo Style Co., Ltd. (m)	2
32		Tokyo Tatemono Co., Ltd. (m)	109
84		Tokyu Corp. (m)	359
22		Tokyu Land Corp. (m)	72

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
26		TonenGeneral Sekiyu KK (c)	247
45		Toppan Printing Co., Ltd. (m)	343
100		Toray Industries, Inc. (c)	442
239		Toshiba Corp. (m)	819
40		Tosoh Corp. (m)	91
29		TOTO Ltd. (c)	146
15		Toyo Seikan Kaisha Ltd. (m)	244
7		Toyo Suisan Kaisha Ltd. (m)	137
48		Toyobo Co., Ltd. (m)	75
7		Toyoda Gosei Co., Ltd. (m)	129
2		Toyota Boshoku Corp. (m)	28
14		Toyota Industries Corp. (m)	362
226		Toyota Motor Corp. (m)	8,937
21		Toyota Tsusho Corp. (m)	243
10		Trend Micro, Inc. (m)	290
5		Tsumura & Co. (m)	131
53		Ube Industries Ltd. (m)	100
4		Unicharm Corp. (m)	260
5		Uniden Corp. (c)	16
13		UNY Co., Ltd. (m)	95
8		Ushio, Inc. (m)	105
1		USS Co., Ltd. (m)	68
—	(h)	West Japan Railway Co. (m)	405
1		Yahoo! Japan Corp. (c)	285
7		Yakult Honsha Co., Ltd. (m)	117
7		Yamada Denki Co., Ltd. (m)	308
15		Yamaguchi Financial Group, Inc. (m)	145
16		Yamaha Corp. (m)	181
19		Yamaha Motor Co., Ltd. (m)	197
27		Yamato Holdings Co., Ltd. (c)	296
5		Yamato Kogyo Co., Ltd. (m)	109
8		Yamazaki Baking Co., Ltd. (m)	78
17		Yaskawa Electric Corp. (m)	79
22		Yokogawa Electric Corp. (m)	114
			146,046
		Luxembourg — 0.7%
79		ArcelorMittal (c)	1,849
5		Millicom International Cellular S.A. (c)	262
23		SES S.A. FDR (m)	421
73		Tenaris S.A. (m)	934
110		Tenaris S.A. (m)	1,386
			4,852
		Mexico — 0.6%
26		Alfa S.A.B. de C.V., Class A (m)	45
887		America Movil S.A.B. de C.V., Series L (m)	1,450
326		Cemex S.A.B. de C.V. (m)	241
99		Fomento Economico Mexicano S.A.B. de C.V. (m)	281
24		Grupo Carso S.A.B. de C.V., Class A1 (c)	63
226		Grupo Mexico S.A.B. de C.V., Class B (m)	175
50		Grupo Modelo S.A.B. de C.V., Class C (a) (m)	146
136		Grupo Televisa S.A. (m)	420
65		Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	236
168		Telefonos de Mexico S.A.B. de C.V., Class A (m)	135
112		Telefonos de Mexico S.A.B. de C.V., Class L (m)	90
168		Telmex Internacional S.A.B de C.V., Class A (m)	86
112		Telmex Internacional S.A.B de C.V., Class L (c)	58
146		Wal-Mart de Mexico S.A.B. de C.V., Series V (c)	397
			3,823
		Netherlands — 3.8%
144		Aegon N.V. (m)	725
24		Akzo Nobel N.V. (c)	1,011
45		ASML Holdings N.V. (a) (m)	926
6		Corio N.V. (m)	250
24		European Aeronautic Defence and Space Co., N.V. (c)	351
8		Fugro N.V. CVA (c)	301
22		Heineken Holding N.V. (m)	519
22		Heineken N.V. (c)	646
201		ING Groep N.V. CVA (m)	1,831
22		James Hardie Industries N.V. (m)	75
139		Koninklijke Ahold N.V. (c)	1,520
13		Koninklijke DSM N.V. (m)	402
188		Koninklijke KPN N.V.	2,256
102		Koninklijke Philips Electronics N.V. (m)	1,841
25		Qiagen N.V. (a) (c)	415
9		Randstad Holding N.V. (c)	199
62		Reed Elsevier N.V. (c)	686
179		Royal Dutch Shell plc, Class A (m)	4,111
136		Royal Dutch Shell plc, Class B (m)	3,069
13		SBM Offshore N.V. (c)	214
38		TNT N.V. (m)	704
182		Unilever N.V. CVA (m)	3,606
1		Wereldhave N.V. (m)	79
33		Wolters Kluwer N.V. (m)	547
			26,284

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   33

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		New Zealand — 0.5%
426		Auckland International Airport Ltd. (m)	399
121		Contact Energy Ltd. (m)	391
211		Fletcher Building Ltd. (m)	797
211		Sky City Entertainment Group Ltd. (c)	326
772		Telecom Corp. of New Zealand Ltd. (m)	1,234
			3,147
		Norway — 0.9%
18		Aker Solutions ASA (m)	111
58		DnB NOR ASA (m)	361
16		Hafslund ASA, Class A (m)	159
2		Norsk Hydro ASA (c)	8
26		Norske Skogindustrier ASA (a) (c)	62
100		Orkla ASA (c)	717
29		Petroleum Geo-Services ASA (a) (m)	142
9		Renewable Energy Corp. A/S (a) (c)	85
7		Schibsted ASA (c)	70
147		StatoilHydro ASA (m)	2,739
46		Storebrand ASA (a) (m)	169
9		Tandberg ASA (c)	130
91		Telenor ASA (m)	567
19		TGS Nopec Geophysical Co. ASA (a) (c)	140
38		Tomra Systems ASA (c)	142
26		Yara International ASA (m)	704
			6,306
		Philippines — 0.5%
60		Ayala Corp. (m)	276
2,473		Ayala Land, Inc. (m)	327
110		Banco de Oro Unibank, Inc. (m)	68
670		Bank of the Philippine Islands (m)	546
10		Globe Telecom, Inc. (m)	166
236		Manila Electric Co. (m)	447
542		Petron Corp. (m)	61
16		Philippine Long Distance Telephone Co. (m)	719
2,078		PNOC Energy Development Corp. (m)	154
187		San Miguel Corp., Class B (m)	197
4,907		SM Prime Holdings, Inc. (m)	850
			3,811
		Portugal — 0.9%
74		Banco BPI S.A., Class G (m)	174
562		Banco Comercial Portugues S.A., Class R (m)	524
60		Banco Espirito Santo S.A. (m)	295
87		BRISA (c)	591
56		Cimpor Cimentos de Portugal SGPS S.A. (c)	331
465		Energias de Portugal S.A. (m)	1,693
50		Galp Energia SGPS S.A, Class B (m)	657
60		Jeronimo Martins SGPS S.A. (c)	336
151		Portugal Telecom SGPS S.A. (c)	1,152
206		Sonae SGPS S.A. (m)	174
36		Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (c)	197
			6,124
		Singapore — 0.7%
68		Ascendas REIT (m)	61
—	(h)	CapitaCommercial Trust (m)	—	(h)
136		CapitaLand Ltd. (m)	251
123		CapitaMall Trust (m)	103
—	(h)	Chartered Semiconductor Manufacturing Ltd. (a) (m)	—	(h)
24		City Developments Ltd. (m)	104
100		ComfortDelgro Corp., Ltd. (m)	96
53		Cosco Corp. Singapore Ltd. (m)	36
96		DBS Group Holdings Ltd. (m)	610
60		Fraser and Neave Ltd. (m)	105
350		Golden Agri-Resources Ltd. (c)	87
—	(h)	Haw Par Corp., Ltd. (m)	1
6		Jardine Cycle & Carriage Ltd. (m)	58
65		Keppel Corp., Ltd. (m)	260
30		Neptune Orient Lines Ltd. (m)	26
75		Olam International Ltd. (m)	88
139		Oversea-Chinese Banking Corp. (m)	549
41		Parkway Holdings Ltd. (m)	33
59		SembCorp Industries Ltd. (m)	108
59		SembCorp Marine Ltd. (m)	83
28		Singapore Airlines Ltd. (m)	202
47		Singapore Exchange Ltd. (m)	197
80		Singapore Press Holdings Ltd. (m)	157
75		Singapore Technologies Engineering Ltd. (m)	129
438		Singapore Telecommunications Ltd.(m)	752
1		STATS ChipPAC Ltd. (a) (m)	—	(h)
64		United Overseas Bank Ltd. (m)	492
35		UOL Group Ltd. (a) (m)	52
—	(h)	Venture Corp., Ltd. (m)	2
51		Wilmar International Ltd. (m)	122
			4,764
		South Africa — 0.7%
3		Anglo Platinum Ltd. (m)	159
6		AngloGold Ashanti Ltd. (m)	190
12		ArcelorMittal South Africa Ltd. (m)	108
13		Barloworld Ltd. (m)	54

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Africa — Continued
12	Bidvest Group Ltd. (m)	126
153	FirstRand Ltd. (m)	233
27	Gold Fields Ltd. (m)	281
23	Impala Platinum Holdings Ltd. (m)	431
51	MTN Group Ltd. (m)	661
14	Naspers Ltd., Class N (m)	291
14	Nedbank Group Ltd. (m)	146
22	Pretoria Portland Cement Co., Ltd. (m)	85
110	Sanlam Ltd. (m)	206
14	Sappi Ltd. (m)	37
21	Sasol Ltd. (m)	629
32	Shoprite Holdings Ltd. (m)	189
46	Standard Bank Group Ltd. (m)	440
10	Telkom S.A. Ltd. (m)	123
8	Tiger Brands Ltd. (m)	120
		4,509
	South Korea — 0.6%
4	Daelim Industrial Co., Ltd. (m)	199
10	Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	180
8	Hyundai Mobis (m)	579
5	LG Chem Ltd. (m)	572
6	LG Electronics, Inc. (m)	530
1	LG Hausys Ltd. (a) (m)	63
3	POSCO (m)	802
1	Samsung Electronics Co., Ltd. (m)	646
3	Samsung Fire & Marine Insurance Co., Ltd. (m)	416
1	Shinsegae Co., Ltd. (m)	278
1	SK Telecom Co., Ltd. (m)	167
		4,432
	Spain — 6.2%
37	Abertis Infraestructuras S.A. (c)	671
3	Acciona S.A. (m)	273
23	Acerinox S.A. (c)	350
25	ACS Actividades de Construccion y Servicios S.A. (c)	1,254
489	Banco Bilbao Vizcaya Argentaria S.A. (m)	5,294
124	Banco de Sabadell S.A. (c)	715
24	Banco de Valencia S.A. (m)	220
105	Banco Popular Espanol S.A. (c)	864
1,088	Banco Santander S.A. (m)	10,468
34	Bankinter S.A. (c)	405
36	Cintra Concesiones de Infraestructuras de Transporte S.A. (a) (m)	196
99	Criteria Caixacorp S.A. (m)	372
4	Ebro Puleva S.A. (c)	51
57	EDP Renovaveis S.A. (a) (m)	468
18	Enagas (m)	318
2	Endesa S.A. (m)	43
4	Fomento de Construcciones y Contratas S.A. (m)	132
26	Gamesa Corp. Tecnologica S.A. (m)	491
25	Gas Natural SDG S.A. (m)	402
22	Gestevision Telecinco S.A. (c)	205
14	Grifols S.A. (m)	254
10	Grupo Ferrovial S.A. (c)	291
72	Iberdrola Renovables S.A. (a) (c)	294
475	Iberdrola S.A. (m)	3,737
51	Iberia Lineas Aereas de Espana (m)	96
30	Inditex S.A. (c)	1,293
7	Indra Sistemas S.A. (c)	147
65	Mapfre S.A. (c)	186
23	NH Hoteles S.A. (c)	108
12	Red Electrica Corp. S.A. (m)	496
93	Repsol YPF S.A. (m)	1,758
16	Sacyr Vallehermoso S.A. (c)	159
2	Sociedad General de Aguas de Barcelona S.A., Class A (m)	51
556	Telefonica S.A. (m)	10,537
2	Telefonica S.A., ADR (m)	126
14	Zardoya Otis S.A. (c)	294
18	Zeltia S.A. (m)	91
		43,110
	Sweden — 1.9%
23	Alfa Laval AB (c)	204
20	Assa Abloy AB, Class B (c)	240
76	Atlas Copco AB, Class A (c)	706
20	Boliden AB (m)	128
23	Electrolux AB, Class B (a) (c)	257
13	Eniro AB (c)	28
19	Getinge AB, Class B (c)	221
39	Hennes & Mauritz AB, Class B (c)	1,757
12	Hoganas AB, Class B (m)	136
4	Holmen AB, Class B (c)	87
23	Husqvarna AB, Class B (a) (c)	112
26	Investor AB, Class B (m)	377
28	Kungsleden AB (c)	142
7	Loomis AB, Class B	60
3	Modern Times Group AB, Class B (m)	73
35	Niscayah Group AB (c)	46
223	Nordea Bank AB (c)	1,661
22	Nordea Bank AB (m)	162

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   35

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Sweden — Continued
72		Sandvik AB (c)	473
18		Scania AB, Class B (m)	194
14		Securitas AB, Class B (a) (c)	114
82		Skandinaviska Enskilda Banken AB, Class A (a) (m)	319
27		Skanska AB, Class B (c)	290
29		SKF AB, Class B (c)	322
6		Ssab Svenskt Stal AB, Class A (m)	54
10		Ssab Svenskt Stal AB, Class B (m)	94
55		Svenska Cellulosa AB, Class B (m)	531
38		Svenska Handelsbanken AB, Class A	661
30		Swedbank AB, Class A (a) (c)	167
12		Swedish Match AB (c)	169
16		Tele2 AB, Class B (m)	146
211		Telefonaktiebolaget LM Ericsson, Class B (c)	1,793
157		TeliaSonera AB (m)	736
22		Volvo AB, Class A (c)	147
108		Volvo AB, Class B (c)	704
			13,311
		Switzerland — 2.2%
53		ABB Ltd. (a) (m)	746
4		Actelion Ltd.(a) (m)	192
1		Adecco S.A. (m)	42
2		Aryzta AG (a) (m)	64
17		Compagnie Financiere Richermont S.A., Class A (a) (m)	304
30		Credit Suisse Group AG	1,191
—	(h)	Givaudan S.A. (m)	123
7		Holcim Ltd. (m)	333
8		Julius Baer Holding AG (m)	261
3		Logitech International S.A. (a) (c)	43
98		Nestle S.A.	3,178
1		Nobel Biocare Holding AG (c)	28
61		Novartis AG (m)	2,300
1		Roche Holding AG (m)	121
17		Roche Holding AG (m)	2,081
—	(h)	SGS S.A. (m)	71
—	(h)	Sonova Holding AG (m)	8
65		STMicroelectronics N.V. (c)	428
—	(h)	Sulzer AG (m)	23
1		Swatch Group AG (m)	21
8		Swiss Reinsurance (m)	200
1		Swisscom AG (c)	146
2		Syngenta AG (m)	524
84		UBS AG (a) (m)	1,148
95		Xstrata plc (m)	840
4		Zurich Financial Services AG (m)	666
			15,082
		Taiwan — 0.7%
304		Asustek Computer, Inc. (m)	403
202		Cathay Financial Holding Co., Ltd. (m)	226
179		Chi Mei Optoelectronics Corp. (m)	89
377		China Steel Corp. (m)	292
417		Far Eastern Textile Co., Ltd. (m)	389
206		HON HAI Precision Industry Co., Ltd. (m)	596
390		Quanta Computer, Inc. (m)	580
1,311		Taishin Financial Holdings Co., Ltd. (m)	296
333		Taiwan Mobile Co., Ltd. (m)	526
589		Taiwan Semiconductor Manufacturing Co., Ltd. (m)	997
335		United Microelectronics Corp. (m)	127
			4,521
		Thailand — 0.5%
252		Advanced Info Service pcl (m)	566
207		Bangkok Bank pcl, Class F (m)	501
114		Electricity Generating pcl (m)	218
207		Kasikornbank pcl (m)	326
750		Krung Thai Bank pcl (m)	113
150		PTT Exploration & Production pcl (m)	411
113		PTT pcl (m)	587
124		Siam Cement pcl (m)	425
296		Siam Commercial Bank pcl (m)	461
			3,608
		Turkey — 0.7%
262		Akbank TAS (m)	1,011
64		Aksigorta AS (m)	128
39		Anadolu Efes Biracilik Ve Malt Sanayii AS (m)	273
157		Eregli Demir ve Celik Fabrikalari TAS (m)	382
—	(h)	Trakya Cam Sanayi AS (a) (m)	—	(h)
28		Tupras Turkiye Petrol Rafine (m)	278
115		Turkcell Iletisim Hizmet A/S (m)	586
432		Turkiye Garanti Bankasi A/S (a) (m)	906
266		Turkiye Is Bankasi, Class C (m)	768
133		Yapi ve Kredi Bankasi A/S (a) (m)	180
			4,512
		United Kingdom — 9.6%
19		3i Group plc (m)	89
9		Admiral Group plc (m)	122
15		AMEC plc (m)	138
66		Anglo American plc (m)	1,411

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
19	Antofagasta plc (m)	166
16	Associated British Foods plc (m)	172
73	AstraZeneca plc (m)	2,553
11	Autonomy Corp. plc (a) (m)	230
130	Aviva plc (m)	600
176	BAE Systems plc (m)	926
24	Balfour Beatty plc (m)	121
411	Barclays plc (m)	1,671
4	Berkeley Group Holdings plc (a) (m)	60
169	BG Group plc (m)	2,698
110	BHP Billiton plc (m)	2,292
943	BP plc (m)	6,666
28	British Airways plc (m)	61
95	British American Tobacco plc (m)	2,297
42	British Land Co. plc (m)	262
57	British Sky Broadcasting Group plc (m)	404
408	BT Group plc, Class A (m)	562
21	Bunzl plc (m)	168
21	Burberry Group plc (m)	127
123	Cable & Wireless plc (m)	271
72	Cadbury plc (m)	537
7	Cairn Energy plc (a) (m)	212
32	Capita Group plc (The) (m)	323
8	Carnival plc (m)	220
19	Carphone Warehouse Group plc (m)	41
257	Centrica plc (m)	860
56	Cobham plc (m)	144
93	Compass Group plc (m)	444
14	Daily Mail & General Trust, Class A (m)	68
126	Diageo plc (m)	1,498
18	Drax Group plc (m)	136
15	Eurasian Natural Resources Corp. (m)	133
22	Firstgroup plc (m)	106
137	Friends Provident plc (m)	129
64	G4S plc (m)	176
262	GlaxoSmithKline plc (m)	4,033
34	Hammerson plc (m)	157
65	Hays plc (m)	87
41	Home Retail Group plc (m)	151
609	HSBC Holdings plc (m)	4,332
25	ICAP plc (m)	137
18	IMI plc (m)	95
51	Imperial Tobacco Group plc (m)	1,171
18	Intercontinental Hotels Group plc (m)	170
73	International Power plc (m)	268
41	Invensys plc (a) (m)	120
16	Investec plc (m)	75
128	ITV plc (m)	60
53	J Sainsbury plc (m)	256
10	Johnson Matthey plc (m)	179
10	Kazakhmys plc (m)	74
114	Kingfisher plc (m)	310
33	Ladbrokes plc (m)	114
36	Land Securities Group plc (m)	299
274	Legal & General Group plc (m)	233
12	Liberty International plc (m)	72
511	Lloyds Banking Group plc (m)	828
70	Logica plc (m)	79
8	London Stock Exchange Group plc (m)	90
8	Lonmin plc (m)	170
85	Man Group plc (m)	314
80	Marks & Spencer Group plc (m)	396
56	Meggitt plc (m)	148
123	National Grid plc (m)	1,026
10	Next plc (m)	243
304	Old Mutual plc (m)	303
44	Pearson plc (m)	455
120	Prudential plc (m)	692
30	Reckitt Benckiser Group plc (m)	1,189
58	Reed Elsevier plc (m)	428
29	Rexam plc (m)	134
50	Rio Tinto plc (m)	2,043
87	Rolls-Royce Group plc (a) (m)	433
7,499	Rolls-Royce Group plc, Class C (a) (m)	11
985	Royal Bank of Scotland Group plc (a) (m)	601
166	RSA Insurance Group plc (m)	319
46	SABMiller plc (m)	773
65	Sage Group plc (The) (m)	178
6	Schroders plc (m)	72
46	Scottish & Southern Energy plc (m)	747
23	Segro plc (m)	8
26	Serco Group plc (m)	139
12	Severn Trent plc (m)	185
28	Shire plc (m)	347
44	Smith & Nephew plc (m)	310
19	Smiths Group plc (m)	207
22	Stagecoach Group plc (m)	42
94	Standard Chartered plc (m)	1,452
111	Standard Life plc (m)	308
21	Tate & Lyle plc (m)	85

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   37

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
396	Tesco plc (m)	1,960
21	Thomas Cook Group plc	82
9	Thomson Reuters plc (m)	232
42	Tomkins plc (m)	107
25	TUI Travel plc (m)	93
40	Tullow Oil plc (m)	470
65	Unilever plc (m)	1,262
11	United Business Media Ltd. (m)	76
33	United Utilities Group plc (m)	246
7	Vedanta Resources plc (m)	114
2,639	Vodafone Group plc (m)	4,851
8	Whitbread plc (m)	112
3	William Hill plc (m)	9
118	Wm Morrison Supermarkets plc (m)	428
3	Wolseley plc (a) (m)	58
55	WPP plc (m)	375
		66,717
	United States — 0.0% (g)
2	Synthes, Inc. (m)	166
30	Wheelock & Co., Ltd. (m)	65
		231
	Total Common Stocks (Cost $642,854)	673,511

	Investment Companies — 0.2%
6	iShares MSCI Germany Index Fund (m)	110
36	iShares MSCI Pacific ex-Japan Index Fund (m)	1,000
	Total Investment Companies (Cost $881)	1,110

	Preferred Stocks — 1.0%
	Brazil — 0.5%
34	Aracruz Celulose S.A., Class B (m)	41
25	Banco Bradesco S.A. (m)	312
8	Cia Energetica de Minas Gerais (m)	91
42	Cia Vale do Rio Doce, Class A (m)	590
84	Itau Unibanco Banco Multiplo S.A. (m)	1,160
39	Petroleo Brasileiro S.A. (m)	528
20	Tele Norte Leste Participacoes S.A. (m)	312
		3,034
	Germany — 0.5%
13	Bayerische Motoren Werke AG (m)	278
10	Fresenius SE (c)	541
24	Henkel AG & Co. KGaA (c)	640
10	Porsche Automobil Holding SE (c)	752
7	RWE AG (c)	420
14	Volkswagen AG (c)	897
		3,528
	Italy — 0.0% (g)
210	Unipol Gruppo Finanziario S.p.A. (m)	175
	Japan — 0.0% (g)
2	Ito En Ltd. (m)	17
	Total Preferred Stocks (Cost $4,474)	6,754
	Total Long-Term Investments (Cost $648,209)	681,375

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
	Rights — 0.0% (g)
	Australia — 0.0% (g)
59	Alumina Ltd., expiring 06/01/09 (a)	—
50	Dexus Property Group, expiring 05/27/09 (a)	3
16	OneSteel Ltd., expiring 05/26/09 (a)	5
		8
	Denmark — 0.0% (g)
6	Bang & Olufsen A/S, Class B, expiring 05/07/09 (a) (m)	20
	Italy — 0.0% (g)
171	Snam Rete Gas S.p.A., expiring 05/15/09 (a) (m)	131
	Spain — 0.0% (g)
24	Banco de Valencia S.A., expiring 05/11/09 (a) (m)	4
	United States — 0.0% (g)
3	Liberty International plc, expiring 05/21/09 (a) (m)	4
	Total Rights (Cost $256)	167

SHARES
Short-Term Investment — 0.1%
Investment Company — 0.1%
800	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.650% (b) (l) (Cost $800)	800

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 20.6%
	Certificate of Deposit — 1.0%
7,000	Calyon New York, VAR, 0.385%, 03/15/10	6,889

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Investment Company — 19.6%
136,194	JPMorgan Prime Money Market Fund, Capital Shares, 0.690% (b) (l)	136,194
	Total Investments of Cash Collateral for Securities on Loan (Cost $143,192)	143,083
	Total Investments — 119.1% (Cost $792,457)	825,425
	Liabilities in Excess of Other Assets — (19.1)%	(132,472)
	NET ASSETS — 100.0%	$692,953

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	14.0%
Oil, Gas & Consumable Fuels	8.3
Diversified Telecommunication Services	5.5
Pharmaceuticals	5.5
Electric Utilities	5.2
Insurance	4.8
Automobiles	4.4
Metals & Mining	4.1
Chemicals	3.3
Food & Staples Retailing	2.2
Wireless Telecommunication Services	2.2
Industrial Conglomerates	2.1
Food Products	2.1
Multi-Utilities	1.9
Machinery	1.8
Beverages	1.7
Capital Markets	1.7
Media	1.6
Electronic Equipment, Instruments & Components	1.3
Electrical Equipment	1.3
Diversified Financial Services	1.2
Software	1.2
Real Estate Management & Development	1.2
Construction & Engineering	1.2
Household Durables	1.1
Construction Materials	1.0
Others (each less than 1.0%)	18.1

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
17	TOPIX	06/11/09	$1,450	$242
90	Dow Jones EURO STOXX 50 Index	06/19/09	2,772	472
11	FTSE 100 Index	06/19/09	685	67
				$781

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   39

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.5%
		Common Stocks — 98.5%
		Australia — 2.2%
61		Macquarie Group Ltd. (c)	1,478
34		Newcrest Mining Ltd. (m)	732
98		Santos Ltd. (m)	1,154
			3,364
		Austria — 0.7%
40		Intercell AG (a) (c)	1,038
		Belgium — 1.2%
58		Anheuser-Busch InBev N.V. (c)	1,774
		Brazil — 0.6%
65		Itau Unibanco Banco Multiplo S.A., ADR (m)	887
		Canada — 0.5%
46		Kinross Gold Corp. (m)	713
		China — 3.3%
248		Anhui Conch Cement Co., Ltd., Class H (a) (m)	1,644
3,168		Bank of China Ltd., Class H (m)	1,175
1,842		China Construction Bank Corp., Class H (m)	1,063
658		China Merchants Bank Co., Ltd., Class H (m)	1,175
			5,057
		Finland — 2.3%
213		Nokia OYJ (c)	3,019
207		Ruukki Group OYJ (a)	443
			3,462
		France — 15.7%
33		Alstom S.A. (m)	2,063
39		BNP Paribas (m)	2,067
32		Bouygues S.A. (c)	1,386
44		Compagnie Generale des Etablissements Michelin, Class B (m)	2,266
58		GDF Suez (c)	2,080
65		Sanofi-Aventis S.A. (c)	3,766
17		Schneider Electric S.A. (c)	1,290
34		Societe Generale (m)	1,738
33		Sodexo (m)	1,584
77		Total S.A. (m)	3,832
71		Vivendi (m)	1,921
			23,993
		Germany — 7.8%
24		Allianz SE (c)	2,230
49		Bayer AG (a)	2,440
47		Daimler AG	1,670
95		E.ON AG (a) (c)	3,217
53		Lanxess AG (m)	1,151
9		Muenchener Rueckversicherungs AG (c)	1,194
			11,902
		Hong Kong — 1.8%
400		China Resources Power Holdings Co., Ltd. (m)	896
1,060		Huabao International Holdings Ltd. (m)	749
416		Li & Fung Ltd.	1,169
			2,814
		India — 0.8%
40		Infosys Technologies Ltd., ADR (m)	1,228
		Italy — 1.7%
542		Intesa Sanpaolo S.p.A. (m)	1,726
42		Saipem S.p.A. (c)	902
			2,628
		Japan — 19.8%
48		Canon, Inc. (m)	1,422
106		Chugai Pharmaceutical Co., Ltd. (m)	1,963
47		Daikin Industries Ltd.	1,270
117		Honda Motor Co., Ltd. (m)	3,435
1		Japan Tobacco, Inc. (m)	1,683
45		JFE Holdings, Inc. (m)	1,232
283		Kubota Corp. (m)	1,701
149		Mitsubishi Corp. (m)	2,290
375		Mitsubishi Electric Corp. (m)	1,997
332		Mitsubishi UFJ Financial Group, Inc. (m)	1,808
198		Mitsui & Co., Ltd. (m)	2,100
9		Nintendo Co., Ltd. (m)	2,420
279		Nippon Sheet Glass Co., Ltd. (c)	791
29		Nippon Telegraph & Telephone Corp. (m)	1,100
43		Shin-Etsu Chemical Co., Ltd. (m)	2,071
52		Shiseido Co., Ltd. (m)	913
—	(h)	Sony Financial Holdings, Inc. (m)	805
314		Tokyo Gas Co., Ltd. (m)	1,190
			30,191
		Luxembourg — 1.4%
95		ArcelorMittal (c)	2,224
		Netherlands — 8.9%
42		Akzo Nobel N.V. (c)	1,738
163		Koninklijke KPN N.V. (c)	1,958
218		Royal Dutch Shell plc, Class A (c)	5,002
114		TNT N.V. (m)	2,097
89		Unilever N.V. CVA (m)	1,765
61		Wolters Kluwer N.V. (m)	1,006
			13,566
		South Korea — 0.6%
2		Samsung Electronics Co., Ltd. (m)	963
		Spain — 3.6%
341		Banco Santander S.A. (m)	3,284
115		Telefonica S.A. (m)	2,184
			5,468

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Sweden — 1.1%
78	Atlas Copco AB, Class A (c)	725
21	Hennes & Mauritz AB, Class B (c)	936
		1,661
	Switzerland — 7.5%
57	Credit Suisse Group AG	2,211
100	Nestle S.A. (c)	3,252
28	Roche Holding AG (m)	3,549
13	Zurich Financial Services AG (m)	2,421
		11,433
	Taiwan — 1.8%
184	HON HAI Precision Industry Co., Ltd., GDR (m)	1,124
150	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	1,582
		2,706
	United Kingdom — 15.2%
244	BAE Systems plc (m)	1,285
174	BG Group plc (m)	2,785
83	BHP Billiton plc (m)	1,730
545	HSBC Holdings plc (m)	3,879
80	Imperial Tobacco Group plc (m)	1,831
111	Intercontinental Hotels Group plc (m)	1,053
520	International Power plc (m)	1,899
339	Premier Farnell plc (m)	767
42	Reckitt Benckiser Group plc (m)	1,664
82	Shire plc (m)	1,027
384	Tesco plc (m)	1,903
240	TUI Travel plc (m)	896
1,407	Vodafone Group plc (m)	2,585
		23,304
	Total Long-Term Investments (Cost $187,207)	150,376
Short-Term Investment — 0.9%
	Investment Company — 0.9%
1,388	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.650% (b) (l) (Cost $1,388)	1,388
Investments of Cash Collateral for Securities on Loan — 20.4%
	Investment Company — 20.4%
31,216	JPMorgan Prime Money Market Fund, Capital Shares, 0.690% (b) (l) (Cost $31,216)	31,216
	Total Investments — 119.8% (Cost $219,811 )	182,980
	Liabilities in Excess of Other Assets — (19.8)%	(30,242)
	NET ASSETS — 100.0%	$152,738

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	12.4%
Oil, Gas & Consumable Fuels	8.4
Pharmaceuticals	8.4
Insurance	4.4
Metals & Mining	4.4
Chemicals	3.8
Electrical Equipment	3.5
Diversified Telecommunication Services	3.4
Automobiles	3.4
Food Products	3.3
Trading Companies & Distributors	2.9
Capital Markets	2.4
Hotels, Restaurants & Leisure	2.3
Tobacco	2.3
Electric Utilities	2.1
Communications Equipment	2.0
Media	1.9
Independent Power Producers & Energy Traders	1.8
Wireless Telecommunication Services	1.7
Semiconductors & Semiconductor Equipment	1.7
Machinery	1.6
Software	1.6
Auto Components	1.5
Air Freight & Logistics	1.4
Multi-Utilities	1.4
Building Products	1.4
Food & Staples Retailing	1.3
Electronic Equipment, Instruments & Components	1.2
Beverages	1.2
Household Products	1.1
Construction Materials	1.1
Others (each less than 1.0%)	8.7

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   41

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/09		NET UNREALIZED APPRECIATION (DEPRECIATION)
67,327,763	JPY
804,093	for CHF	05/15/09	$705	#	$683	#	$(22)
12,025,009	AUD	05/15/09	7,809		8,732		923
4,478,244	CHF	05/15/09	3,861		3,924		63
2,881,719	EUR	05/15/09	3,648		3,813		165
5,665,186	GBP	05/15/09	8,267		8,381		114
527,167,151	JPY	05/15/09	5,663		5,346		(317)
6,738,078	NOK	05/15/09	980		1,026		46
15,366,297	SEK	05/15/09	1,864		1,910		46
2,435,698	SGD	05/15/09	1,621		1,645		24
			$34,418		$35,460		$1,042

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,114,571	AUD	05/15/09	$1,413	$1,536	$(123)
2,924,233	CHF	05/15/09	2,529	2,562	(33)
15,593,096	EUR	05/15/09	20,069	20,630	(561)
1,821,771	GBP	05/15/09	2,651	2,695	(44)
19,815,880	HKD	05/15/09	2,557	2,557	— (h)
213,924,222	JPY	05/15/09	2,321	2,170	151
			$31,540	$32,150	$(610)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/09 of the currency being sold, and the value at 04/30/09 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0%
	Common Stocks — 98.0%
	Australia — 2.4%
748	Australia & New Zealand Banking Group Ltd. (m)	8,630
244	Newcrest Mining Ltd. (m)	5,271
989	Santos Ltd. (m)	11,658
		25,559
	Belgium — 1.5%
517	Anheuser-Busch InBev N.V. (c)	15,815
	Brazil — 0.5%
369	Itau Unibanco Banco Multiplo S.A., ADR	5,067
	Canada — 0.4%
293	Kinross Gold Corp. (m)	4,517
	China — 2.8%
27,287	Bank of China Ltd., Class H (m)	10,117
12,839	China Construction Bank Corp., Class H (m)	7,412
4,338	China Shenhua Energy Co., Ltd., Class H (a) (m)	11,994
		29,523
	Finland — 1.6%
990	Nokia OYJ (c)	14,068
1,576	Ruukki Group OYJ (a) (c)	3,372
		17,440
	France — 16.9%
407	BNP Paribas (m)	21,408
342	Bouygues S.A. (c)	14,581
402	Compagnie Generale des Etablissements Michelin, Class B (m)	20,598
486	GDF Suez (c)	17,447
551	Sanofi-Aventis S.A. (c)	31,889
94	Schneider Electric S.A. (a) (c)	7,184
321	Societe Generale (m)	16,402
161	Sodexo (m)	7,751
426	Total S.A. (m)	21,320
760	Vivendi (m)	20,429
		179,009
	Germany — 11.2%
224	Allianz SE (c)	20,672
358	Bayer AG (a) (c)	17,800
690	Daimler AG (c)	24,729
802	E.ON AG (c)	27,121
181	Hamburger Hafen und Logistik AG (m)	6,533
358	Lanxess AG (m)	7,734
100	Muenchener Rueckversicherungs AG (c)	13,846
		118,435
	Greece — 0.3%
680	Sidenor Steel Products Manufacturing Co. S.A. (m)	3,363
	Hong Kong — 2.1%
8,264	CNOOC Ltd. (m)	9,225
1,234	Sun Hung Kai Properties Ltd. (m)	12,757
		21,982
	India — 0.6%
193	Infosys Technologies Ltd., ADR (m)	5,940
	Ireland — 1.7%
673	CRH plc (m)	17,464
	Italy — 1.3%
4,370	Intesa Sanpaolo S.p.A. (m)	13,921
	Japan — 19.5%
368	Canon, Inc. (m)	11,010
251	Daikin Industries Ltd. (c)	6,739
1,348	Daiwa Securities Group, Inc. (m)	7,062
1,187	Honda Motor Co., Ltd. (m)	34,799
4	Japan Tobacco, Inc. (m)	9,215
305	JFE Holdings, Inc. (m)	8,317
1,368	Kubota Corp. (m)	8,222
1,078	Mitsubishi Corp. (m)	16,590
2,391	Mitsubishi Electric Corp. (m)	12,734
4,340	Mitsubishi UFJ Financial Group, Inc. (m)	23,676
1,065	Mitsui & Co., Ltd. (m)	11,294
61	Nintendo Co., Ltd. (m)	16,347
1	Nippon Sheet Glass Co., Ltd. (c)	2
435	Nippon Telegraph & Telephone Corp. (m)	16,372
232	Shin-Etsu Chemical Co., Ltd. (m)	11,266
3,522	Tokyo Gas Co., Ltd. (m)	13,353
		206,998
	Luxembourg — 1.2%
554	ArcelorMittal (c)	12,980
	Netherlands — 8.0%
383	Akzo Nobel N.V. (c)	16,036
1,118	ING Groep N.V. CVA (m)	10,194
805	Koninklijke KPN N.V. (c)	9,683
1,230	Royal Dutch Shell plc, Class A (m)	28,326
690	Unilever N.V. CVA (m)	13,655
416	Wolters Kluwer N.V. (m)	6,843
		84,737
	South Korea — 0.6%
14	Samsung Electronics Co., Ltd. (m)	6,244

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   43

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Spain — 3.7%
3,443	Banco Santander S.A. (m)	33,120
332	Telefonica S.A. (m)	6,289
		39,409
	Switzerland — 6.5%
569	Credit Suisse Group AG (c)	22,245
122	Roche Holding AG (m)	15,387
395	UBS AG (a) (m)	5,432
140	Zurich Financial Services AG (m)	26,081
		69,145
	Taiwan — 2.0%
2,514	HON HAI Precision Industry Co., Ltd. (m)	7,259
1,299	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	13,727
		20,986
	United Kingdom — 13.2%
1,710	BAE Systems plc (m)	8,997
1,443	Barclays plc (m)	5,857
1,370	BP plc (m)	9,679
4,558	HSBC Holdings plc (m)	32,413
481	Imperial Tobacco Group plc (m)	10,965
900	Intercontinental Hotels Group plc (m)	8,553
4,063	International Power plc (m)	14,848
1,757	Prudential plc (m)	10,096
1,774	TUI Travel plc (m)	6,614
17,357	Vodafone Group plc (m)	31,901
		139,923
	Total Long-Term Investments (Cost $1,209,384)	1,038,457
Short-Term Investment — 2.1%
	Investment Company — 2.1%
22,406	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.650% (b) (l) (Cost $22,406)	22,406
Investments of Cash Collateral for Securities on Loan — 12.2%
	Investment Company — 12.2%
129,682	JPMorgan Prime Money Market Fund, Capital Shares, 0.690% (b) (l) (Cost $129,682)	129,682
	Total Investments — 112.3% (Cost $1,361,472 )	1,190,545
	Liabilities in Excess of Other Assets — (12.3)%	(130,118)
	NET ASSETS — 100.0%	$1,060,427

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	16.8%
Oil, Gas & Consumable Fuels	8.7
Insurance	6.7
Pharmaceuticals	6.1
Automobiles	5.6
Chemicals	3.3
Capital Markets	3.3
Metals & Mining	3.2
Diversified Telecommunication Services	3.0
Wireless Telecommunication Services	3.0
Trading Companies & Distributors	2.6
Media	2.6
Electric Utilities	2.6
Hotels, Restaurants & Leisure	2.2
Auto Components	1.9
Tobacco	1.9
Semiconductors & Semiconductor Equipment	1.9
Electrical Equipment	1.9
Construction Materials	1.6
Multi-Utilities	1.6
Software	1.5
Beverages	1.5
Independent Power Producers & Energy Traders	1.4
Construction & Engineering	1.4
Communications Equipment	1.3
Food Products	1.3
Gas Utilities	1.3
Real Estate Management & Development	1.2
Office Electronics	1.0
Diversified Financial Services	1.0
Short-Term Investment	2.1
Others (each less than 1.0%)	4.5

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
71	TOPIX	06/11/09	$6,055	$134
202	Dow Jones EURO STOXX 50 Index	06/19/09	6,222	978
61	FTSE 100 Index	06/19/09	3,796	324
				$1,436

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   45

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
74,533,554	AUD	05/27/09	$48,620	$54,082	$5,462
3,757,593	CHF	05/27/09	3,232	3,293	61
14,114,276	DKK	05/27/09	2,417	2,506	89
36,992,047	EUR	05/27/09	47,770	48,941	1,171
35,504,687	GBP	05/27/09	51,133	52,524	1,391
124,373,880	HKD	05/27/09	16,052	16,051	(1)
8,059,234,013	JPY	05/27/09	83,024	81,748	(1,276)
64,879,492	NOK	05/27/09	9,459	9,872	413
325,952,846	SEK	05/27/09	38,677	40,519	1,842
14,254,699	SGD	05/27/09	9,348	9,628	280
			$309,732	$319,164	$9,432

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
16,770,914	AUD	05/27/09	$11,239	$12,169	$(930)
48,330,019	CHF	05/27/09	41,974	42,356	(382)
97,863,645	EUR	05/27/09	126,871	129,476	(2,605)
40,240,689	GBP	05/27/09	58,521	59,530	(1,009)
101,585,348	HKD	05/27/09	13,112	13,110	2
4,257,710,819	JPY	05/27/09	43,386	43,188	198
28,971,895	SEK	05/27/09	3,589	3,601	(12)
			$298,692	$303,430	$(4,738)

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 98.2%
	Australia — 3.4%
118	AGL Energy Ltd. (m)	1,303
347	BHP Billiton Ltd. (m)	8,382
33	Macquarie Group Ltd. (m)	810
55	Newcrest Mining Ltd. (m)	1,181
130	Westpac Banking Corp. (m)	1,807
		13,483
	Belgium — 0.4%
49	Anheuser-Busch InBev N.V. (m)	1,503
	Brazil — 0.4%
99	Cia Vale do Rio Doce, ADR (m)	1,627
	China — 1.5%
4,007	Bank of China Ltd., Class H (m)	1,486
437	China Life Insurance Co., Ltd., Class H (m)	1,535
505	China Shenhua Energy Co., Ltd., Class H (a) (m)	1,396
2,275	Industrial & Commercial Bank of China, Class H (m)	1,294
205	Shimao Property Holdings Ltd.	227
		5,938
	Denmark — 0.8%
13	Carlsberg A/S, Class B (m)	613
31	D/S Norden (m)	1,038
25	Novo Nordisk A/S, Class B (m)	1,193
3	Vestas Wind Systems A/S (a) (m)	216
		3,060
	Finland — 1.3%
62	Konecranes OYJ (m)	1,256
270	Nokia OYJ (m)	3,834
		5,090
	France — 11.5%
10	Accor S.A. (m)	408
24	Alstom S.A. (m)	1,513
159	AXA S.A. (a) (m)	2,680
60	BNP Paribas (m)	3,140
33	Bouygues S.A. (m)	1,416
16	Casino Guichard Perrachon S.A. (m)	1,024
11	Cie de Saint-Gobain (m)	404
18	CNP Assurances (m)	1,414
84	Credit Agricole S.A. (m)	1,228
89	France Telecom S.A. (m)	1,975
59	GDF Suez (m)	2,130
25	Groupe Danone (m)	1,171
28	Lafarge S.A. (m)	1,580
9	Lafarge S.A. (a) (m)	491
21	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,597
27	Pernod-Ricard S.A. (m)	1,591
19	PPR (m)	1,466
8	Renault S.A.	251
69	Sanofi-Aventis S.A. (m)	4,022
14	Schneider Electric S.A. (a) (m)	1,103
61	SCOR SE (m)	1,282
47	Societe Generale (m)	2,402
15	Sodexo (m)	710
175	Total S.A. (m)	8,739
58	Vivendi (m)	1,571
		45,308
	Germany — 8.2%
31	Adidas AG (m)	1,179
24	Allianz SE (m)	2,256
44	BASF SE (a) (m)	1,649
50	Bayer AG (a) (m)	2,506
42	Bayerische Motoren Werke AG (m)	1,458
39	Daimler AG (m)	1,395
32	Deutsche Bank AG (m)	1,685
10	Deutsche Boerse AG (m)	733
101	Deutsche Telekom AG (m)	1,221
135	E.ON AG (m)	4,559
19	Linde AG (m)	1,516
9	MAN AG (m)	553
10	Muenchener Rueckversicherungs AG (m)	1,366
21	RWE AG (m)	1,502
12	Salzgitter AG (m)	832
51	SAP AG (m)	1,947
33	SGL Carbon AG (a) (m)	970
56	Siemens AG (m)	3,765
5	Volkswagen AG (m)	1,427
		32,519
	Greece — 0.3%
127	Piraeus Bank S.A. (m)	1,168
	Hong Kong — 3.6%
151	Cheung Kong Holdings Ltd. (m)	1,558
404	China Everbright Ltd. (m)	782
146	China Mobile Ltd. (m)	1,256
630	China Overseas Land & Investment Ltd. (m)	1,097
1,209	CNOOC Ltd. (m)	1,349
320	COSCO Pacific Ltd. (m)	304
217	Esprit Holdings Ltd. (m)	1,327
695	Hang Lung Properties Ltd. (m)	1,952

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   47

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Hong Kong — Continued
245		Hutchison Whampoa Ltd. (m)	1,443
136		Jardine Strategic Holdings Ltd. (m)	1,605
214		Swire Pacific Ltd., Class A (m)	1,669
			14,342
		India — 0.8%
42		ICICI Bank Ltd., ADR (m)	872
60		Reliance Capital Ltd., GDR (m)	626
25		Reliance Industries Ltd., GDR (e) (m)	1,827
			3,325
		Israel — 0.4%
31		Teva Pharmaceutical Industries Ltd., ADR (m)	1,375
		Italy — 2.3%
234		Enel S.p.A. (m)	1,269
149		ENI S.p.A. (m)	3,204
41		Fiat S.p.A. (a) (m)	398
775		Intesa Sanpaolo S.p.A. (m)	2,469
679		UniCredit S.p.A. (m)	1,653
			8,993
		Japan — 20.9%
50		Aisin Seiki Co., Ltd. (m)	1,027
98		Amada Co., Ltd. (m)	607
39		Astellas Pharma, Inc. (m)	1,265
12		Autobacs Seven Co., Ltd. (m)	328
76		Canon, Inc. (m)	2,268
—	(h)	Central Japan Railway Co. (m)	587
56		Chugai Pharmaceutical Co., Ltd. (m)	1,044
171		Daiwa Securities Group, Inc. (m)	896
12		Disco Corp. (m)	370
35		East Japan Railway Co. (m)	1,950
7		Fast Retailing Co., Ltd. (m)	715
24		FUJIFILM Holdings Corp. (m)	605
146		Honda Motor Co., Ltd. (m)	4,282
253		ITOCHU Corp. (m)	1,357
1		Japan Tobacco, Inc. (m)	1,412
24		JFE Holdings, Inc. (m)	664
5		Keyence Corp. (m)	851
127		Kinden Corp. (m)	1,060
115		Komatsu Ltd. (m)	1,436
210		Kubota Corp. (m)	1,262
16		Kyocera Corp. (m)	1,274
41		Makita Corp. (m)	935
407		Mazda Motor Corp. (m)	1,013
189		Mitsubishi Corp. (m)	2,901
239		Mitsubishi Electric Corp. (m)	1,273
78		Mitsubishi Gas Chemical Co., Inc. (m)	364
296		Mitsubishi Heavy Industries Ltd. (m)	969
129		Mitsubishi Materials Corp. (m)	373
60		Mitsubishi Tanabe Pharma Corp. (m)	573
731		Mitsubishi UFJ Financial Group, Inc. (m)	3,986
183		Mitsui & Co., Ltd. (m)	1,941
121		Mitsui Fudosan Co., Ltd. (m)	1,522
180		Mitsui OSK Lines Ltd. (m)	1,029
28		Murata Manufacturing Co., Ltd. (m)	1,114
28		Nidec Corp. (m)	1,561
10		Nintendo Co., Ltd. (m)	2,608
363		Nippon Steel Corp. (m)	1,220
44		Nippon Telegraph & Telephone Corp. (m)	1,673
208		Nissan Motor Co., Ltd. (m)	1,086
139		Nomura Holdings, Inc. (m)	838
1		NTT DoCoMo, Inc. (m)	1,326
206		Obayashi Corp. (m)	1,011
10		ORIX Corp. (m)	458
101		Panasonic Corp. (m)	1,483
90		Ricoh Co., Ltd. (m)	1,113
21		Sankyo Co., Ltd. (m)	1,055
20		Santen Pharmaceutical Co., Ltd. (m)	565
41		Seven & I Holdings Co., Ltd. (m)	931
27		Shin-Etsu Chemical Co., Ltd. (m)	1,307
46		Shionogi & Co., Ltd. (m)	791
12		SMC Corp. (m)	1,187
48		Sony Corp. (m)	1,247
—	(h)	Sony Financial Holdings, Inc. (m)	1,325
38		Sumco Corp. (m)	560
260		Sumitomo Corp. (m)	2,260
87		Sumitomo Electric Industries Ltd. (m)	844
582		Sumitomo Metal Industries Ltd. (m)	1,363
38		Sumitomo Mitsui Financial Group, Inc. (m)	1,304
52		Suzuki Motor Corp. (m)	983
34		Taisho Pharmaceutical Co., Ltd. (m)	622
20		Takeda Pharmaceutical Co., Ltd. (m)	713
41		Tokio Marine Holdings, Inc. (m)	1,068
137		Toyota Motor Corp. (m)	5,438
111		Yamaguchi Financial Group, Inc. (m)	1,072
			82,265
		Luxembourg — 0.6%
55		ArcelorMittal (m)	1,289
63		SES S.A. FDR (m)	1,146
			2,435

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mexico — 0.5%
12	America Movil S.A.B. de C.V., Series L, ADR (m)	409
53	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	1,499
		1,908
	Netherlands — 3.9%
19	ASML Holding NV (m)	403
177	ING Groep N.V. CVA (m)	1,611
33	Koninklijke DSM N.V. (m)	1,015
77	Koninklijke KPN N.V. (m)	924
81	Koninklijke Philips Electronics N.V. (m)	1,468
122	Reed Elsevier N.V. (m)	1,339
334	Royal Dutch Shell plc, Class B (m)	7,555
74	Wolters Kluwer N.V. (m)	1,218
		15,533
	Norway — 0.5%
72	StatoilHydro ASA (m)	1,346
120	Telenor ASA (m)	744
		2,090
	Portugal — 0.4%
378	Energias de Portugal S.A. (m)	1,374
	Singapore — 0.4%
1,197	Golden Agri-Resources Ltd. (m)	295
803	Singapore Telecommunications Ltd.(m)	1,380
		1,675
	South Korea — 0.5%
4	Samsung Electronics Co., Ltd. (m)	1,774
	Spain — 3.6%
206	Banco Bilbao Vizcaya Argentaria S.A. (m)	2,235
413	Banco Santander S.A. (m)	3,977
216	Iberdrola S.A. (m)	1,704
33	Inditex S.A. (m)	1,422
254	Telefonica S.A. (m)	4,807
		14,145
	Sweden — 1.1%
163	Alfa Laval AB (m)	1,444
170	Atlas Copco AB, Class A (m)	1,582
18	Electrolux AB, Class B (a) (m)	203
131	Telefonaktiebolaget LM Ericsson, Class B (m)	1,117
		4,346
	Switzerland — 9.4%
131	ABB Ltd. (a) (m)	1,851
19	Actelion Ltd.(a) (m)	880
29	Adecco S.A. (m)	1,159
62	Compagnie Financiere Richemont S.A., Class A (m)	1,112
82	Credit Suisse Group AG (m)	3,199
29	Holcim Ltd. (m)	1,462
216	Nestle S.A. (m)	7,031
135	Novartis AG (m)	5,097
51	Roche Holding AG (m)	6,401
7	Swatch Group AG (The) (m)	1,014
6	Syngenta AG (m)	1,365
144	UBS AG (a) (m)	1,982
188	Xstrata plc (m)	1,657
16	Zurich Financial Services AG (m)	3,003
		37,213
	Taiwan — 0.5%
177	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	1,866
	United Kingdom — 21.0%
164	3i Group plc (m)	773
212	Amlin plc (m)	1,123
77	AstraZeneca plc (m)	2,687
254	BAE Systems plc (m)	1,336
926	Barclays plc (m)	3,760
263	BG Group plc (m)	4,206
978	BP plc (m)	6,909
99	British American Tobacco plc (m)	2,389
100	Burberry Group plc (m)	597
47	Carnival plc (m)	1,286
347	Centrica plc (m)	1,161
157	Compass Group plc (m)	747
130	Drax Group plc (m)	987
55	Enterprise Inns plc	132
521	Game Group plc (m)	1,517
249	GlaxoSmithKline plc (m)	3,841
16	Greene King plc	144
1,235	HSBC Holdings plc (m)	8,783
272	ICAP plc (m)	1,485
79	Imperial Tobacco Group plc (m)	1,808
42	Intercontinental Hotels Group plc (m)	401
272	J Sainsbury plc (m)	1,318
173	Kazakhmys plc (m)	1,345
449	Kingfisher plc (m)	1,223
405	Lloyds Banking Group plc (m)	657
543	Man Group plc (m)	2,008
316	Marks & Spencer Group plc (m)	1,566
77	Pearson plc (m)	791

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   49

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
73	Peter Hambro Mining plc (m)	678
320	Prudential plc (m)	1,841
34	Reckitt Benckiser Group plc (m)	1,353
61	Rio Tinto plc (m)	2,494
45	Rotork plc (m)	544
426	RSA Insurance Group plc (m)	820
205	Standard Chartered plc (m)	3,172
582	Tesco plc (m)	2,883
75	Unilever plc (m)	1,452
147	Vedanta Resources plc (m)	2,299
3,335	Vodafone Group plc (m)	6,130
377	Wm Morrison Supermarkets plc (m)	1,366
64	Wolseley plc (a) (m)	1,156
231	WPP plc (m)	1,583
		82,751
	Total Common Stocks (Cost $433,235)	387,106
	Preferred Stocks — 0.8%
	Brazil — 0.4%
67	Petroleo Brasileiro S.A., ADR (m)	1,805
	Germany — 0.4%
13	Fresenius SE (m)	647
12	Porsche Automobil Holding SE (m)	851
		1,498
	Total Preferred Stocks (Cost $1,886)	3,303
	Total Investments — 99.0% (Cost $435,121)	390,409
	Other Assets in Excess of Liabilities — 1.0%	3,956
	NET ASSETS — 100.0%	$394,365

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	11.9%
Oil, Gas & Consumable Fuels	9.8
Pharmaceuticals	8.4
Metals & Mining	6.5
Insurance	5.0
Automobiles	4.8
Capital Markets	3.5
Diversified Telecommunication Services	3.3
Machinery	2.6
Food Products	2.5
Trading Companies & Distributors	2.5
Wireless Telecommunication Services	2.3
Electric Utilities	2.3
Industrial Conglomerates	2.1
Real Estate Management & Development	2.1
Electrical Equipment	2.0
Media	2.0
Food & Staples Retailing	1.9
Chemicals	1.8
Specialty Retail	1.7
Multi-Utilities	1.6
Electronic Equipment, Instruments & Components	1.5
Tobacco	1.4
Textiles, Apparel & Luxury Goods	1.4
Beverages	1.3
Semiconductors & Semiconductor Equipment	1.3
Communications Equipment	1.3
Software	1.2
Household Durables	1.0
Hotels, Restaurants & Leisure	1.0
Diversified Financial Services	1.0
Others (each less than 1.0%)	7.0

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
37,201,212	JPY	05/07/09	$379	$377	$2

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

JPMorgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

ADR —	American Depositary Receipt

AUD —	Australian Dollar

CHF —	Swiss Franc

CVA —	Dutch Certification

DKK —	Danish Krone

EUR —	Euro

FDR —	Fiduciary Depositary Receipt

GBP —	British Pound

GDR —	Global Depositary Receipt

HKD —	Hong Kong Dollar

JPY —	Japanese Yen

NOK —	Norwegian Krone

REIT —	Real Estate Investment Trust

RNC —	Risparmio Non-Convertible Savings Shares

SEK —	Swedish Krona

SGD —	Singapore Dollar

VAR —	Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2009.

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e) —	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) —	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on total investments (excluding Investments of Cash Collateral for Securities on Loan) that are fair valued (amounts in thousands):

Fund	Value	Percentage
Emerging Markets Equity Fund	$1,108	0.3%
International Equity Index Fund	3	—	(g)

In addition, the value and percentage, based on total investments (excluding Investments of Cash Collateral for Securities on Loan), of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Markets Equity Fund	$251,375	59.9%
International Equity Fund	377,908	92.7
International Equity Index Fund	645,680	93.7
International Opportunities Fund	143,783	94.7
International Value Fund	1,002,915	94.5
Intrepid International Fund	370,870	95.0

(g) —	Amount rounds to less than 0.1%.

(h) —	Amount rounds to less than one thousand (shares or dollars).

(l) —	The rate shown is the current yield as of April 30, 2009.

(m) —	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$399,115	$405,208	$688,431
Investments in affiliates, at value	20,367	18,844	136,994
Total investment securities, at value	419,482	424,052	825,425
Cash	128	473	233
Foreign currency, at value	536	275	6,939
Deposits at broker for futures contracts	—	—	457
Receivables:
Investment securities sold	446	260	826
Fund shares sold	1,874	821	1,234
Interest and dividends	1,815	2,560	2,937
Tax reclaim	—	462	421
Variation margin on futures contracts	—	—	92
Total Assets	424,281	428,903	838,564

LIABILITIES:
Payables:
Investment securities purchased	321	609	821
Collateral for securities lending program	—	16,344	143,192
Fund shares redeemed	1,063	765	929
Accrued liabilities:
Investment advisory fees	330	162	306
Administration fees	38	56	18
Shareholder servicing fees	53	54	3
Distribution fees	16	29	25
Custodian and accounting fees	201	157	253
Trustees’ and Chief Compliance Officer’s fees	1	8	5
Other	100	356	59
Total Liabilities	2,123	18,540	145,611
Net Assets	$422,158	$410,363	$692,953

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid in capital	$435,093	$454,422	$732,121
Accumulated undistributed (distributions in excess of) net investment income	391	2,474	(2,313)
Accumulated net realized gains (losses)	(32,865)	(15,724)	(70,385)
Net unrealized appreciation (depreciation)	19,539	(30,809)	33,530
Total Net Assets	$422,158	$410,363	$692,953

Net Assets:
Class A	$43,810	$73,419	$75,351
Class B	7,044	4,148	6,751
Class C	6,262	18,333	9,815
Class R2	—	48	48
Class R5	—	87,306	—
Select Class	205,192	227,109	600,988
Institutional Class	159,850	—	—
Total	$422,158	$410,363	$692,953

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,173	7,659	5,522
Class B	514	445	533
Class C	460	1,987	739
Class R2	—	5	4
Class R5	—	9,036	—
Select Class	14,682	23,437	43,797
Institutional Class	11,336	—	—

Net Asset Value:
Class A — Redemption price per share	$13.81	$9.59	$13.65
Class B — Offering price per share (a)	13.71	9.32	12.66
Class C — Offering price per share (a)	13.62	9.23	13.29
Class R2 — Offering and redemption price per share	—	9.41	13.57
Class R5 — Offering and redemption price per share	—	9.66	—
Select Class — Offering and redemption price per share	13.98	9.69	13.72
Institutional Class — Offering and redemption price per share	14.10	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.58	$10.12	$14.41

Cost of investments in non-affiliates	$379,591	$435,998	$655,463
Cost of investments in affiliates	20,367	18,844	136,994
Cost of foreign currency	527	278	7,167
Value of securities on loan	—	16,117	136,088

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$150,376	$1,038,457	$390,409
Investments in affiliates, at value	32,604	152,088	—
Total investment securities, at value	182,980	1,190,545	390,409
Cash	105	—	—
Foreign currency, at value	199	4,343	326
Deposits at broker for futures contracts	—	1,927	—
Receivables:
Investment securities sold	2,292	22,812	5,639
Fund shares sold	105	3,039	2,719
Interest and dividends	990	5,136	2,002
Tax reclaim	34	378	888
Variation margin on futures contracts	—	635	—
Unrealized appreciation on forward foreign currency exchange contracts	1,532	10,909	2
Total Assets	188,237	1,239,724	401,985

LIABILITIES:
Payables:
Due to custodian	—	832	8
Investment securities purchased	1,641	39,680	6,144
Collateral for securities lending program	31,216	129,682	—
Fund shares redeemed	1,340	1,820	867
Unrealized depreciation on forward foreign currency exchange contracts	1,100	6,215	—
Accrued liabilities:
Investment advisory fees	70	490	194
Administration fees	14	94	27
Shareholder servicing fees	6	173	63
Distribution fees	3	31	4
Custodian and accounting fees	52	201	231
Trustees’ and Chief Compliance Officer’s fees	3	2	—
Other	54	77	82
Total Liabilities	35,499	179,297	7,620
Net Assets	$152,738	$1,060,427	$394,365

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid in capital	$281,489	$1,612,610	$1,047,846
Accumulated undistributed (distributions in excess of) net investment income	2,005	8,861	1,832
Accumulated net realized gains (losses)	(94,364)	(396,272)	(610,543)
Net unrealized appreciation (depreciation)	(36,392)	(164,772)	(44,770)
Total Net Assets	$152,738	$1,060,427	$394,365

Net Assets:
Class A	$8,890	$96,006	$14,276
Class B	1,118	5,520	—
Class C	257	14,023	1,246
Class R2	—	47	47
Select Class	21,286	733,582	300,840
Institutional Class	121,187	211,249	77,956
Total	$152,738	$1,060,427	$394,365

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	942	10,123	1,223
Class B	119	589	—
Class C	28	1,513	106
Class R2	—	5	4
Select Class	2,233	76,690	25,253
Institutional Class	12,671	21,977	6,571

Net Asset Value:
Class A — Redemption price per share	$9.44	$9.48	$11.68
Class B — Offering price per share (a)	9.40	9.37	—
Class C — Offering price per share (a)	9.24	9.27	11.71
Class R2 — Offering and redemption price per share	—	9.43	11.59
Select Class — Offering and redemption price per share	9.53	9.57	11.91
Institutional Class — Offering and redemption price per share	9.56	9.61	11.86
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.96	$10.01	$12.33

Cost of investments in non-affiliates	$187,207	$1,209,384	$435,121
Cost of investments in affiliates	32,604	152,088	—
Cost of foreign currency	198	4,318	326
Value of securities on loan	29,850	125,143	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   55

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

	Emerging Markets Equity Fund	International Equity Fund		International Equity Index Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,006	$7,551		$12,224
Interest income from affiliates	2	1		17
Dividend income from affiliates(a)	146	32		101
Income from securities lending (net)	60	787		1,177
Foreign taxes withheld	(96)	(927)		(1,101)
Total investment income	4,118	7,444		12,418

EXPENSES:
Investment advisory fees	1,713	1,617		1,832
Administration fees	190	225		371
Distribution fees:
Class A	44	95		89
Class B	24	16		26
Class C	19	68		35
Class R2	—	—	(b)	—	(b)
Shareholder servicing fees:
Class A	44	95		89
Class B	8	5		9
Class C	6	23		12
Class R2	—	—	(b)	—	(b)
Class R5	—	20		—
Select Class	222	281		723
Institutional Class	59	—		—
Custodian and accounting fees	221	93		261
Interest expense to affiliates	— (b)	1		8
Professional fees	41	34		34
Trustees’ and Chief Compliance Officer’s fees	2	2		3
Printing and mailing costs	48	36		62
Registration and filing fees	41	28		38
Transfer agent fees	182	382		298
Other	12	4		16
Total expenses	2,876	3,025		3,906
Less amounts waived	(55)	(777)		(998)
Net expenses	2,821	2,248		2,908
Net investment income (loss)	1,297	5,196		9,510

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(7,775)	$(11,112)	$(54,457)
Futures	—	—	(8,706)
Foreign currency transactions	146	3	(180)
Net realized gain (loss)	(7,629)	(11,109)	(63,343)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	50,874	(8,569)	30,894
Futures	—	—	4,522
Foreign currency translations	16	(49)	(198)
Change in net unrealized appreciation (depreciation)	50,890	(8,618)	35,218
Net realized/unrealized gains (losses)	43,261	(19,727)	(28,125)
Change in net assets resulting from operations	$44,558	$(14,531)	$(18,615)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   57

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

	International Opportunities Fund	International Value Fund		Intrepid International Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,639	$19,604		$7,588
Interest income from affiliates	3	9		4
Dividend income from affiliates(a)	10	226		12
Income from securities lending (net)	113	457		—
Foreign taxes withheld	(300)	(1,968)		(822)
Total investment income	2,465	18,328		6,782

EXPENSES:
Investment advisory fees	430	2,607		1,785
Administration fees	80	483		234
Distribution fees:
Class A	9	107		17
Class B	3	22		—
Class C	1	48		5
Class R2	—	—	(b)	—	(b)
Shareholder servicing fees:
Class A	9	107		16
Class B	1	7		—
Class C	— (b)	16		2
Class R2	—	—	(b)	—	(b)
Select Class	26	772		417
Institutional Class	57	74		36
Custodian and accounting fees	60	266		258
Interest expense to affiliates	4	—	(b)	33
Professional fees	33	54		38
Trustees’ and Chief Compliance Officer’s fees	1	4		2
Printing and mailing costs	8	72		43
Registration and filing fees	19	40		33
Transfer agent fees	30	282		98
Other	4	11		5
Total expenses	775	4,972		3,022
Less amounts waived	(63)	(22)		(432)
Net expenses	712	4,950		2,590
Net investment income (loss)	1,753	13,378		4,192

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	International Opportunities Fund	International Value Fund	Intrepid International Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(26,246)	$(216,823)	$(244,277)
Futures	8	(3,890)	(67)
Foreign currency transactions	(1,046)	108	549
Net realized gain (loss)	(27,284)	(220,605)	(243,795)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	20,342	178,864	201,322
Futures	—	1,201	—
Foreign currency translations	1,104	4,704	(8)
Change in net unrealized appreciation (depreciation)	21,446	184,769	201,314
Net realized/unrealized gains (losses)	(5,838)	(35,836)	(42,481)
Change in net assets resulting from operations	$(4,085)	$(22,458)	$(38,289)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Equity Fund		International Equity Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,297	$7,379	$5,196	$28,149
Net realized gain (loss)	(7,629)	(10,877)	(11,109)	669,518
Change in net unrealized appreciation (depreciation)	50,890	(334,522)	(8,618)	(1,295,092)
Change in net assets resulting from operations	44,558	(338,020)	(14,531)	(597,425)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(719)	(47)	(406)	(4,005)
From net realized gains	—	—	(37,068)	(37,456)
Class B
From net investment income	(62)	—	(20)	(225)
From net realized gains	—	—	(2,278)	(2,715)
Class C
From net investment income	(64)	—	(86)	(1,013)
From net realized gains	—	—	(10,061)	(12,085)
Class R2
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(22)	—
Class R5
From net investment income	—	—	(618)	(2,889)
From net realized gains	—	—	(37,418)	(15,440)
Select Class
From net investment income	(4,365)	(544)	(1,523)	(23,542)
From net realized gains	—	—	(112,932)	(482,248)
Institutional Class
From net investment income	(2,758)	(644)	—	—
Total distributions to shareholders	(7,968)	(1,235)	(202,432)	(581,618)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	43,493	58,432	146,317	(1,874,295)

NET ASSETS:
Change in net assets	80,083	(280,823)	(70,646)	(3,053,338)
Beginning of period	342,075	622,898	481,009	3,534,347
End of period	$422,158	$342,075	$410,363	$481,009
Accumulated undistributed (distributions in excess of) net investment income	$391	$7,062	$2,474	$(69)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	International Equity Index Fund		International Opportunities Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,510	$40,775	$1,753	$5,141
Net realized gain (loss)	(63,343)	67,676	(27,284)	(24,275)
Change in net unrealized appreciation (depreciation)	35,218	(845,125)	21,446	(99,687)
Change in net assets resulting from operations	(18,615)	(736,674)	(4,085)	(118,821)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,656)	(2,659)	(138)	(195)
From net realized gains	(7,474)	(7,154)	—	—
Class B
From net investment income	(302)	(275)	(8)	(26)
From net realized gains	(828)	(1,155)	—	—
Class C
From net investment income	(375)	(327)	(3)	(2)
From net realized gains	(1,016)	(1,255)	—	—
Class R2
From net investment income	(2)	—	—	—
From net realized gains	(5)	—	—	—
Select Class
From net investment income	(32,065)	(30,904)	(517)	(1,046)
From net realized gains	(61,778)	(75,872)	—	—
Institutional Class
From net investment income	—	—	(3,282)	(3,191)
Total distributions to shareholders	(107,501)	(119,601)	(3,948)	(4,460)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	2,672	(97,337)	3,212	47,014

NET ASSETS:
Change in net assets	(123,444)	(953,612)	(4,821)	(76,267)
Beginning of period	816,397	1,770,009	157,559	233,826
End of period	$692,953	$816,397	$152,738	$157,559
Accumulated undistributed (distributions in excess of) net investment income	$(2,313)	$24,577	$2,005	$4,200

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,378	$31,638	$4,192	$46,541
Net realized gain (loss)	(220,605)	(172,806)	(243,795)	(359,783)
Change in net unrealized appreciation (depreciation)	184,769	(487,391)	201,314	(697,334)
Change in net assets resulting from operations	(22,458)	(628,559)	(38,289)	(1,010,576)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,125)	(1,314)	(1,192)	(225)
From net realized gains	—	(5,595)	—	(369)
Class B
From net investment income	(160)	(95)	—	—
From net realized gains	—	(724)	—	—
Class C
From net investment income	(387)	(159)	(113)	(29)
From net realized gains	—	(911)	—	(75)
Class R2
From net investment income	(2)	—	(4)	—
Select Class
From net investment income	(24,451)	(8,938)	(32,144)	(19,891)
From net realized gains	—	(34,984)	—	(27,841)
Institutional Class
From net investment income	(5,546)	(2,853)	(7,511)	(4,330)
From net realized gains	—	(10,233)	—	(5,152)
Total distributions to shareholders	(33,671)	(65,806)	(40,964)	(57,912)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	303,681	435,741	(179,604)	(642,933)

NET ASSETS:
Change in net assets	247,552	(258,624)	(258,857)	(1,711,421)
Beginning of period	812,875	1,071,499	653,222	2,364,643
End of period	$1,060,427	$812,875	$394,365	$653,222
Accumulated undistributed (distributions in excess of) net investment income	$8,861	$29,154	$1,832	$38,604

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Emerging Markets Equity Fund		International Equity Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$18,324	$31,194	$32,131	$53,024
Dividends and distributions reinvested	675	43	29,777	30,051
Cost of shares redeemed	(11,971)	(25,023)	(34,516)	(63,233)
Redemption fees	2	6	4	8
Change in net assets from Class A capital transactions	$7,030	$6,220	$27,396	$19,850

Class B
Proceeds from shares issued	$447	$4,475	$627	$2,007
Dividends and distributions reinvested	57	—	1,769	2,270
Cost of shares redeemed	(1,167)	(4,468)	(970)	(4,536)
Redemption fees	1	2	— (a)	1
Change in net assets from Class B capital transactions	$(662)	$9	$1,426	$(258)

Class C
Proceeds from shares issued	$1,588	$4,759	$6,425	$12,417
Dividends and distributions reinvested	53	—	5,047	5,925
Cost of shares redeemed	(948)	(3,501)	(6,459)	(19,965)
Redemption fees	— (a)	1	1	2
Change in net assets from Class C capital transactions	$693	$1,259	$5,014	$(1,621)

Class R2
Proceeds from shares issued	$—	$—	$50	$—
Dividends and distributions reinvested	—	—	22	—
Redemption fees	—	—	— (a)	—
Change in net assets from Class R2 capital transactions	$—	$—	$72	$—

Class R5
Proceeds from shares issued	$—	$—	$10,785	$78,646
Dividends and distributions reinvested	—	—	38,036	18,329
Cost of shares redeemed	—	—	(8,675)	(15,721)
Redemption fees	—	—	4	4
Change in net assets from Class R5 capital transactions	$—	$—	$40,150	$81,258

Select Class
Proceeds from shares issued	$58,402	$125,404	$73,609	$325,222
Dividends and distributions reinvested	2,583	241	73,471	236,398
Cost of shares redeemed	(59,818)	(90,758)	(74,832)	(2,535,196)
Redemption fees	10	33	11	52
Change in net assets from Select Class capital transactions	$1,177	$34,920	$72,259	$(1,973,524)

Institutional Class
Proceeds from shares issued	$42,814	$58,239	$—	$—
Dividends and distributions reinvested	2,059	488	—	—
Cost of shares redeemed	(9,625)	(42,722)	—	—
Redemption fees	7	19	—	—
Change in net assets from Institutional Class capital transactions	$35,255	$16,024	$—	$—

Total change in net assets from capital transactions	$43,493	$58,432	$146,317	$(1,874,295)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Fund		International Equity Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	1,601	1,439	3,505	1,841
Reinvested	56	2	3,199	940
Redeemed	(1,027)	(1,281)	(3,833)	(2,261)
Change in Class A Shares	630	160	2,871	520

Class B
Issued	38	197	69	67
Reinvested	5	—	195	72
Redeemed	(101)	(220)	(109)	(163)
Change in Class B Shares	(58)	(23)	155	(24)

Class C
Issued	131	211	723	414
Reinvested	5	—	563	188
Redeemed	(81)	(175)	(655)	(701)
Change in Class C Shares	55	36	631	(99)

Class R2
Issued	—	—	3	—
Reinvested	—	—	2	—
Change in Class R2 Shares	—	—	5	—

Class R5
Issued	—	—	1,200	2,907
Reinvested	—	—	4,044	575
Redeemed	—	—	(921)	(555)
Change in Class R5 Shares	—	—	4,323	2,927

Select Class
Issued	4,792	6,162	8,157	10,967
Reinvested	212	10	7,806	7,308
Redeemed	(5,031)	(4,340)	(7,611)	(78,150)
Change in Select Class Shares	(27)	1,832	8,352	(59,875)

Institutional Class
Issued	3,573	3,066	—	—
Reinvested	168	20	—	—
Redeemed	(795)	(1,930)	—	—
Change in Institutional Class Shares	2,946	1,156	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	International Equity Index Fund		International Opportunities Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,899	$63,718	$2,837	$1,276
Dividends and distributions reinvested	9,864	8,538	129	181
Cost of shares redeemed	(17,984)	(45,100)	(615)	(2,034)
Redemption fees	1	4	— (a)	— (a)
Change in net assets from Class A capital transactions	$6,780	$27,160	$2,351	$(577)

Class B
Proceeds from shares issued	$442	$3,471	$465	$556
Dividends and distributions reinvested	1,085	1,302	8	24
Cost of shares redeemed	(1,837)	(7,365)	(224)	(834)
Redemption fees	— (a)	1	— (a)	— (a)
Change in net assets from Class B capital transactions	$(310)	$(2,591)	$249	$(254)

Class C
Proceeds from shares issued	$1,316	$7,334	$213	$162
Dividends and distributions reinvested	1,166	1,229	1	2
Cost of shares redeemed	(1,543)	(8,829)	(53)	(93)
Redemption fees	— (a)	1	— (a)	— (a)
Change in net assets from Class C capital transactions	$939	$(265)	$161	$71

Class R2
Proceeds from shares issued	$50	$—	$—	$—
Dividends and distributions reinvested	7	—	—	—
Redemption fees	— (a)	—	—	—
Change in net assets from Class R2 capital transactions	$57	$—	$—	$—

Select Class
Proceeds from shares issued	$110,645	$290,507	$892	$224
Dividends and distributions reinvested	30,857	28,792	297	724
Cost of shares redeemed	(146,307)	(440,981)	(2,240)	(15,964)
Redemption fees	11	41	— (a)	— (a)
Change in net assets from Select Class capital transactions	$(4,794)	$(121,641)	$(1,051)	$(15,016)

Institutional Class
Proceeds from shares issued	$—	$—	$12,574	$88,138
Dividends and distributions reinvested	—	—	2,318	2,011
Cost of shares redeemed	—	—	(13,391)	(27,360)
Redemption fees	—	—	1	1
Change in net assets from Institutional Class capital transactions	$—	$—	$1,502	$62,790

Total change in net assets from capital transactions	$2,672	$(97,337)	$3,212	$47,014

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Index Fund		International Opportunities Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	1,123	2,363	329	80
Reinvested	685	297	14	11
Redeemed	(1,341)	(1,788)	(74)	(138)
Change in Class A Shares	467	872	269	(47)

Class B
Issued	36	138	55	34
Reinvested	81	48	1	1
Redeemed	(149)	(315)	(26)	(57)
Change in Class B Shares	(32)	(129)	30	(22)

Class C
Issued	104	279	25	11
Reinvested	83	44	— (a)	— (a)
Redeemed	(122)	(374)	(6)	(6)
Change in Class C Shares	65	(51)	19	5

Class R2
Issued	3	—	—	—
Reinvested	1	—	—	—
Change in Class R2 Shares	4	—	—	—

Select Class
Issued	8,525	12,467	98	14
Reinvested	2,082	990	31	43
Redeemed	(10,428)	(16,933)	(245)	(1,141)
Change in Select Class Shares	179	(3,476)	(116)	(1,084)

Institutional Class
Issued	—	—	1,402	5,955
Reinvested	—	—	242	119
Redeemed	—	—	(1,441)	(1,866)
Change in Institutional Class Shares	—	—	203	4,208

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	International Value Fund		Intrepid International Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$54,816	$119,838	$6,208	$10,033
Dividends and distributions reinvested	2,077	4,726	1,011	539
Cost of shares redeemed	(32,236)	(77,440)	(4,066)	(9,054)
Redemption fees	7	11	— (a)	— (a)
Change in net assets from Class A capital transactions	$24,664	$47,135	$3,153	$1,518

Class B
Proceeds from shares issued	$303	$2,920	$—	$—
Dividends and distributions reinvested	130	664	—	—
Cost of shares redeemed	(1,592)	(2,965)	—	—
Redemption fees	— (a)	1	—	—
Change in net assets from Class B capital transactions	$(1,159)	$620	$—	$—

Class C
Proceeds from shares issued	$5,768	$13,825	$46	$1,403
Dividends and distributions reinvested	194	621	79	56
Cost of shares redeemed	(2,883)	(8,380)	(416)	(2,143)
Redemption fees	1	2	— (a)	— (a)
Change in net assets from Class C capital transactions	$3,080	$6,068	$(291)	$(684)

Class R2
Proceeds from shares issued	$50	$—	$50	$—
Dividends and distributions reinvested	2	—	4	—
Redemption fees	— (a)	—	— (a)	—
Change in net assets from Class R2 capital transactions	$52	$—	$54	$—

Select Class
Proceeds from shares issued	$340,673	$549,852	$34,573	$420,420
Dividends and distributions reinvested	1,646	4,897	388	4,810
Cost of shares redeemed	(132,264)	(262,685)	(200,310)	(968,184)
Redemption fees	53	77	5	45
Change in net assets from Select Class capital transactions	$210,108	$292,141	$(165,344)	$(542,909)

Institutional Class
Proceeds from shares issued	$105,760	$159,106	$22,741	$37,986
Dividends and distributions reinvested	1,627	2,641	71	3,031
Cost of shares redeemed	(40,464)	(71,993)	(39,989)	(141,883)
Redemption fees	13	23	1	8
Change in net assets from Institutional Class capital transactions	$66,936	$89,777	$(17,176)	$(100,858)

Total change in net assets from capital transactions	$303,681	$435,741	$(179,604)	$(642,933)

(a)	Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	5,937	7,429	545	487
Reinvested	215	264	86	21
Redeemed	(3,707)	(5,112)	(372)	(442)
Change in Class A Shares	2,445	2,581	259	66

Class B
Issued	34	173	—	—
Reinvested	13	38	—	—
Redeemed	(182)	(201)	—	—
Change in Class B Shares	(135)	10	—	—

Class C
Issued	616	876	4	59
Reinvested	21	36	6	2
Redeemed	(335)	(545)	(37)	(106)
Change in Class C Shares	302	367	(27)	(45)

Class R2
Issued	5	—	4	—
Reinvested	— (a)	—	— (a)	—
Change in Class R2 Shares	5	—	4	—

Select Class
Issued	36,958	36,500	3,061	18,177
Reinvested	170	272	32	197
Redeemed	(14,659)	(17,406)	(16,494)	(50,056)
Change in Select Class Shares	22,469	19,366	(13,401)	(31,682)

Institutional Class
Issued	12,150	9,303	2,092	1,623
Reinvested	167	146	6	123
Redeemed	(4,599)	(4,713)	(3,389)	(7,012)
Change in Institutional Class Shares	7,718	4,736	(1,291)	(5,266)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$12.66	$0.03	(e)	$1.37	$1.40	$(0.25)	$—	(f)
Year Ended October 31, 2008	26.19	0.27		(13.78)	(13.51)	(0.02)	—	(f)
Year Ended October 31, 2007	16.42	0.02	(e)	9.80	9.82	(0.05)	—	(f)
Year Ended October 31, 2006	12.23	0.05	(e)	4.16	4.21	(0.02)	—	(f)
Year Ended October 31, 2005	9.50	(0.03)		2.82	2.79	(0.06)	—	(f)
Year Ended October 31, 2004	7.49	0.05	(e)	2.06	2.11	(0.10)	—

Class B
Six Months Ended April 30, 2009 (Unaudited)	12.46	—	(e)(f)	1.36	1.36	(0.11)	—	(f)
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.71	9.63	—	—	(f)
Year Ended October 31, 2006	12.14	(0.02	)(e)	4.14	4.12	—	—	(f)
Year Ended October 31, 2005	9.44	(0.08)		2.80	2.72	(0.02)	—	(f)
Year Ended October 31, 2004	7.45	0.03	(e)	2.02	2.05	(0.06)	—

Class C
Six Months Ended April 30, 2009 (Unaudited)	12.42	—	(e)(f)	1.35	1.35	(0.15)	—	(f)
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.68	9.60	(0.06)	—	(f)
February 28, 2006 (h) through October 31, 2006	15.21	(0.05	)(e)	1.10	1.05	—	—	(f)

Select Class
Six Months Ended April 30, 2009 (Unaudited)	12.84	0.04	(e)	1.40	1.44	(0.30)	—	(f)
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(f)
Year Ended October 31, 2007	16.62	0.07	(e)	9.94	10.01	(0.09)	—	(f)
Year Ended October 31, 2006	12.36	0.09	(e)	4.21	4.30	(0.04)	—	(f)
Year Ended October 31, 2005	9.58	(0.06)		2.90	2.84	(0.06)	—	(f)
Year Ended October 31, 2004	7.53	0.08	(e)	2.06	2.14	(0.09)	—

Institutional Class
Six Months Ended April 30, 2009 (Unaudited)	12.97	0.06	(e)	1.40	1.46	(0.33)	—	(f)
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(f)
Year Ended October 31, 2007	16.79	0.11	(e)	10.01	10.12	(0.11)	—	(f)
Year Ended October 31, 2006	12.47	0.12	(e)	4.25	4.37	(0.05)	—	(f)
Year Ended October 31, 2005	9.66	0.08		2.81	2.89	(0.08)	—	(f)
Year Ended October 31, 2004	7.59	0.11	(e)	2.07	2.18	(0.11)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charges) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$13.81	11.34%	$43,810	1.92%	0.51%	1.93%		2%
12.66	(51.62)	32,192	1.82	1.17	1.82		19
26.19	59.98	62,409	1.82	0.11	1.82		26
16.42	34.50	25,722	1.88	0.36	1.88		4
12.23	29.45	8,385	1.89	0.29	2.11		149
9.50	28.44	1,372	2.00	0.51	5.68		118

13.71	11.08	7,044	2.42	(0.06)	2.43		2
12.46	(51.87)	7,124	2.32	0.67	2.32		19
25.89	59.23	15,402	2.32	(0.40)	2.32		26
16.26	33.94	8,812	2.37	(0.14)	2.38		4
12.14	28.81	3,108	2.39	(0.18)	2.53		149
9.44	27.68	302	2.50	0.31	6.52	(g)	118

13.62	11.02	6,262	2.42	(0.04)	2.43		2
12.42	(51.86)	5,030	2.32	0.68	2.32		19
25.80	59.17	9,519	2.32	(0.38)	2.32		26
16.26	6.90	1,903	2.45	(0.48)	2.46		4

13.98	11.52	205,192	1.67	0.70	1.68		2
12.84	(51.53)	188,893	1.57	1.43	1.57		19
26.54	60.45	341,701	1.57	0.34	1.57		26
16.62	34.85	263,684	1.62	0.60	1.62		4
12.36	29.77	127,937	1.64	0.51	1.69		149
9.58	28.72	32,733	1.75	0.96	2.13		118

14.10	11.60	159,850	1.45	0.99	1.53		2
12.97	(51.44)	108,836	1.42	1.52	1.42		19
26.80	60.59	193,867	1.42	0.51	1.42		26
16.79	35.14	92,060	1.43	0.77	1.47		4
12.47	30.08	61,981	1.45	0.75	1.53		149
9.66	29.08	49,660	1.45	1.28	1.88		118

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
International Equity Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$18.28	$0.10	(e)	$(0.81)	$(0.71)	$(0.05)	$(7.93)	$(7.98)	$—	(f)
Year Ended October 31, 2008	42.57	0.67	(e)	(15.42)	(14.75)	(0.79)	(8.75)	(9.54)	—	(f)
Year Ended October 31, 2007	37.52	0.47	(e)	6.72	7.19	(0.52)	(1.62)	(2.14)	—	(f)
Year Ended October 31, 2006	30.82	0.38	(e)	7.29	7.67	(0.44)	(0.53)	(0.97)	—	(f)
Year Ended October 31, 2005	27.09	0.37		3.73	4.10	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2004	23.17	0.27	(e)	3.86	4.13	(0.21)	—	(0.21)	—

Class B
Six Months Ended April 30, 2009 (Unaudited)	18.01	0.08	(e)	(0.80)	(0.72)	(0.04)	(7.93)	(7.97)	—	(f)
Year Ended October 31, 2008	42.13	0.50	(e)	(15.21)	(14.71)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.26	0.25	(e)	6.65	6.90	(0.41)	(1.62)	(2.03)	—	(f)
Year Ended October 31, 2006	30.65	0.17	(e)	7.25	7.42	(0.28)	(0.53)	(0.81)	—	(f)
Year Ended October 31, 2005	26.97	0.21		3.70	3.91	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2004	23.10	0.13	(e)	3.85	3.98	(0.11)	—	(0.11)	—

Class C
Six Months Ended April 30, 2009 (Unaudited)	17.92	0.08	(e)	(0.80)	(0.72)	(0.04)	(7.93)	(7.97)	—	(f)
Year Ended October 31, 2008	41.95	0.50	(e)	(15.12)	(14.62)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.11	0.25	(e)	6.63	6.88	(0.42)	(1.62)	(2.04)	—	(f)
Year Ended October 31, 2006	30.57	0.20	(e)	7.19	7.39	(0.32)	(0.53)	(0.85)	—	(f)
Year Ended October 31, 2005	26.91	0.20		3.69	3.89	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2004	23.05	0.11	(e)	3.86	3.97	(0.11)	—	(0.11)	—

Class R2
November 3, 2008 (k) through April 30, 2009 (Unaudited)	18.29	0.10	(e)	(1.00)	(0.90)	(0.05)	(7.93)	(7.98)	—	(f)

Class R5
Six Months Ended April 30, 2009 (Unaudited)	18.38	0.13	(e)	(0.85)	(0.72)	(0.07)	(7.93)	(8.00)	—	(f)
Year Ended October 31, 2008	42.72	0.80	(e)	(15.49)	(14.69)	(0.90)	(8.75)	(9.65)	—	(f)
Year Ended October 31, 2007	37.63	0.66	(e)	6.72	7.38	(0.67)	(1.62)	(2.29)	—	(f)
May 15, 2006 (k) through October 31, 2006	37.07	0.14	(e)	0.82	0.96	(0.40)	—	(0.40)	—	(f)

Select Class
Six Months Ended April 30, 2009 (Unaudited)	18.38	0.12	(e)	(0.82)	(0.70)	(0.06)	(7.93)	(7.99)	—	(f)
Year Ended October 31, 2008	42.72	0.65	(e)	(15.41)	(14.76)	(0.83)	(8.75)	(9.58)	—	(f)
Year Ended October 31, 2007	37.63	0.56	(e)	6.74	7.30	(0.59)	(1.62)	(2.21)	—	(f)
Year Ended October 31, 2006	30.90	0.51	(e)	7.27	7.78	(0.52)	(0.53)	(1.05)	—	(f)
Year Ended October 31, 2005	27.14	0.45		3.75	4.20	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2004	23.19	0.33	(e)	3.90	4.23	(0.28)	—	(0.28)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes interest expense of 0.04%.

(i)	Includes interest expense of 0.01%.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charges) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$9.59	(2.28)%		$73,419	1.32%		2.30%	1.71%		8%
18.28	(43.95	)(g)	87,531	1.35	(h)	2.33	1.64		13
42.57	19.93		181,682	1.32	(i)	1.20	1.51		14
37.52	25.32		140,985	1.31		1.08	1.49		22
30.82	15.16		128,392	1.35		1.33	1.55		22
27.09	17.86		63,622	1.50		1.03	1.93		24

9.32	(2.49)		4,148	1.88		1.82	2.22		8
18.01	(44.27	)(g)	5,225	1.91		1.74	2.14		13
42.13	19.25		13,236	1.87		0.64	2.00		14
37.26	24.57		11,734	1.92		0.50	1.99		22
30.65	14.50		12,463	1.97		1.06	1.99		22
26.97	17.27		768	2.00		0.49	2.44	(j)	24

9.23	(2.44)		18,333	1.88		1.84	2.22		8
17.92	(44.24	)(g)	24,300	1.91		1.74	2.14		13
41.95	19.25		61,023	1.87		0.65	2.01		14
37.11	24.57		46,106	1.91		0.57	1.99		22
30.57	14.49		25,279	1.98		0.68	2.05		22
26.91	17.26		8,346	2.00		0.40	2.44	(j)	24

9.41	(4.21)		48	1.56		2.24	1.95		8

9.66	(2.45)		87,306	0.87		2.92	1.26		8
18.38	(43.70	)(g)	86,640	0.90	(h)	2.86	1.19		13
42.72	20.45		76,309	0.87	(i)	1.67	1.06		14
37.63	2.67		30,533	0.86		0.82	1.07		22

9.69	(2.20)		227,109	1.07		2.65	1.46		8
18.38	(43.82	)(g)	277,313	1.10	(h)	2.10	1.37		13
42.72	20.21		3,202,097	1.07	(i)	1.42	1.25		14
37.63	25.66		4,098,105	1.06		1.46	1.24		22
30.90	15.50		2,520,087	1.07		1.66	1.28		22
27.14	18.31		1,243,387	1.10		1.28	1.52		24

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
International Equity Index Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$16.27	$0.17	(e)	$(0.53)	$(0.36)	$(0.70)	$(1.56)	$(2.26)	$—	(f)
Year Ended October 31, 2008	33.43	0.78		(15.70)	(14.92)	(0.58)	(1.66)	(2.24)	—	(f)
Year Ended October 31, 2007	26.63	0.50	(e)	7.00	7.50	(0.54)	(0.16)	(0.70)	—	(f)
July 1, 2006 through October 31, 2006 (h)	24.55	0.06		2.02	2.08	—	—	—	—
Year Ended June 30, 2006	19.57	0.43	(e)	4.90	5.33	(0.35)	—	(0.35)	—	(f)
Year Ended June 30, 2005	17.46	0.29		2.12	2.41	(0.30)	—	(0.30)	—	(f)
Year Ended June 30, 2004	13.14	0.18		4.29	4.47	(0.15)	—	(0.15)	—

Class B
Six Months Ended April 30, 2009 (Unaudited)	15.13	0.11	(e)	(0.50)	(0.39)	(0.52)	(1.56)	(2.08)	—	(f)
Year Ended October 31, 2008	31.25	0.55		(14.64)	(14.09)	(0.37)	(1.66)	(2.03)	—	(f)
Year Ended October 31, 2007	24.93	0.29	(e)	6.55	6.84	(0.36)	(0.16)	(0.52)	—	(f)
July 1, 2006 through October 31, 2006 (h)	23.04	0.02		1.87	1.89	—	—	—	—
Year Ended June 30, 2006	18.42	0.25	(e)	4.62	4.87	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	16.47	0.16		1.97	2.13	(0.18)	—	(0.18)	—
Year Ended June 30, 2004	12.42	0.07		4.04	4.11	(0.06)	—	(0.06)	—

Class C
Six Months Ended April 30, 2009 (Unaudited)	15.78	0.12	(e)	(0.53)	(0.41)	(0.52)	(1.56)	(2.08)	—	(f)
Year Ended October 31, 2008	32.52	0.57		(15.24)	(14.67)	(0.41)	(1.66)	(2.07)	—	(f)
Year Ended October 31, 2007	25.94	0.30	(e)	6.81	7.11	(0.37)	(0.16)	(0.53)	—	(f)
July 1, 2006 through October 31, 2006 (h)	23.97	0.01		1.96	1.97	—	—	—	—
Year Ended June 30, 2006	19.12	0.24	(e)	4.81	5.05	(0.20)	—	(0.20)	—	(f)
Year Ended June 30, 2005	17.05	0.19		2.02	2.21	(0.14)	—	(0.14)	—	(f)
Year Ended June 30, 2004	12.87	0.07		4.18	4.25	(0.07)	—	(0.07)	—

Class R2
November 3, 2008 (j) through April 30, 2009 (Unaudited)	16.32	0.16	(e)	(0.60)	(0.44)	(0.75)	(1.56)	(2.31)	—	(f)

Select Class
Six Months Ended April 30, 2009 (Unaudited)	16.39	0.19	(e)	(0.55)	(0.36)	(0.75)	(1.56)	(2.31)	—	(f)
Year Ended October 31, 2008	33.65	0.80		(15.75)	(14.95)	(0.65)	(1.66)	(2.31)	—	(f)
Year Ended October 31, 2007	26.79	0.59	(e)	7.02	7.61	(0.59)	(0.16)	(0.75)	—	(f)
July 1, 2006 through October 31, 2006 (h)	24.67	0.10		2.02	2.12	—	—	—	—
Year Ended June 30, 2006	19.65	0.46	(e)	4.95	5.41	(0.39)	—	(0.39)	—	(f)
Year Ended June 30, 2005	17.53	0.36		2.11	2.47	(0.35)	—	(0.35)	—	(f)
Year Ended June 30, 2004	13.19	0.22		4.31	4.53	(0.19)	—	(0.19)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to October 31.

(i)	Amount rounds to less than 1%.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charges) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$13.65	(2.54)%		$75,351	1.07%	2.64%	1.38%	16%
16.27	(47.49	)(g)	82,272	1.07	2.97	1.27	18
33.43	28.72		139,828	1.07	1.72	1.28	15
26.63	8.47		91,809	1.07	0.86	1.28	—	(i)
24.55	27.41		82,186	1.07	1.87	1.29	12
19.57	13.79		48,993	1.07	1.75	1.22	14
17.46	34.11		39,216	1.05	1.28	1.17	13

12.66	(2.96)		6,751	1.80	1.83	1.88	16
15.13	(47.88	)(g)	8,547	1.77	2.18	1.77	18
31.25	27.87		21,693	1.77	1.03	1.77	15
24.93	8.20		20,192	1.77	0.16	1.78	—	(i)
23.04	26.54		20,317	1.78	1.17	1.79	12
18.42	12.88		12,436	1.81	0.96	1.81	14
16.47	33.11		11,414	1.80	0.45	1.82	13

13.29	(2.91)		9,815	1.80	1.91	1.88	16
15.78	(47.85	)(g)	10,639	1.77	2.16	1.77	18
32.52	27.83		23,567	1.78	1.03	1.78	15
25.94	8.22		13,871	1.77	0.16	1.78	—	(i)
23.97	26.48		12,718	1.78	1.08	1.79	12
19.12	12.97		9,127	1.81	0.88	1.81	14
17.05	33.02		10,419	1.80	0.48	1.82	13

13.57	(2.99)		48	1.32	2.43	1.63	16

13.72	(2.47)		600,988	0.82	2.91	1.13	16
16.39	(47.35	)(g)	714,939	0.82	3.09	1.02	18
33.65	29.02		1,584,921	0.82	1.97	1.03	15
26.79	8.59		1,243,966	0.82	1.12	1.03	—	(i)
24.67	27.74		1,170,044	0.82	1.99	1.04	12
19.65	14.04		877,944	0.81	1.91	0.90	14
17.53	34.38		798,323	0.80	1.46	0.82	13

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$9.95	$0.10	(e)	$(0.41)	$(0.31)	$(0.20)	$—	(f)
Year Ended October 31, 2008	18.40	0.30	(e)	(8.48)	(8.18)	(0.27)	—	(f)
Year Ended October 31, 2007	15.00	0.26	(e)	3.31	3.57	(0.17)	—	(f)
Year Ended October 31, 2006	11.62	0.15	(e)	3.40	3.55	(0.17)	—	(f)
Year Ended October 31, 2005	10.17	(0.07)		1.67	1.60	(0.15)	—	(f)
Year Ended October 31, 2004	9.10	0.08	(e)	1.16	1.24	(0.17)	—

Class B
Six Months Ended April 30, 2009 (Unaudited)	9.83	0.07	(e)	(0.40)	(0.33)	(0.10)	—	(f)
Year Ended October 31, 2008	18.20	0.23	(e)	(8.39)	(8.16)	(0.21)	—	(f)
Year Ended October 31, 2007	14.86	0.18	(e)	3.27	3.45	(0.11)	—	(f)
Year Ended October 31, 2006	11.53	0.09	(e)	3.36	3.45	(0.12)	—	(f)
Year Ended October 31, 2005	10.07	(0.09)		1.63	1.54	(0.08)	—	(f)
Year Ended October 31, 2004	9.03	0.02	(e)	1.16	1.18	(0.14)	—

Class C
Six Months Ended April 30, 2009 (Unaudited)	9.77	0.09	(e)	(0.43)	(0.34)	(0.19)	—	(f)
Year Ended October 31, 2008	18.21	0.23	(e)	(8.35)	(8.12)	(0.32)	—	(f)
July 31, 2007 (g) through October 31, 2007	16.88	(0.03	)(e)	1.36	1.33	—	—	(f)

Select Class
Six Months Ended April 30, 2009 (Unaudited)	10.07	0.10	(e)	(0.41)	(0.31)	(0.23)	—	(f)
Year Ended October 31, 2008	18.60	0.34	(e)	(8.56)	(8.22)	(0.31)	—	(f)
Year Ended October 31, 2007	15.16	0.30	(e)	3.34	3.64	(0.20)	—	(f)
Year Ended October 31, 2006	11.75	0.17	(e)	3.46	3.63	(0.22)	—	(f)
Year Ended October 31, 2005	10.31	0.17		1.50	1.67	(0.23)	—	(f)
Year Ended October 31, 2004	9.22	0.15	(e)	1.18	1.33	(0.24)	—

Institutional Class
Six Months Ended April 30, 2009 (Unaudited)	10.13	0.11	(e)	(0.41)	(0.30)	(0.27)	—	(f)
Year Ended October 31, 2008	18.72	0.38	(e)	(8.62)	(8.24)	(0.35)	—	(f)
Year Ended October 31, 2007	15.25	0.34	(e)	3.37	3.71	(0.24)	—	(f)
Year Ended October 31, 2006	11.82	0.19	(e)	3.48	3.67	(0.24)	—	(f)
Year Ended October 31, 2005	10.36	0.15		1.56	1.71	(0.25)	—	(f)
Year Ended October 31, 2004	9.26	0.18	(e)	1.18	1.36	(0.26)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Commencement of operations.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charges) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.44	(3.13)%	$8,890	1.42%		2.18%	1.43%	30%
9.95	(45.06)	6,700	1.39		1.99	1.39	70
18.40	23.98	13,255	1.39		1.58	1.40	92
15.00	30.88	11,261	1.42		1.12	1.56	92
11.62	15.89	7,852	1.59		0.85	1.64	58
10.17	13.81	12,195	1.90		0.85	2.12	98

9.40	(3.41)	1,118	1.92		1.67	1.93	30
9.83	(45.31)	879	1.89		1.48	1.89	70
18.20	23.30	2,023	1.89		1.06	1.90	92
14.86	30.17	1,396	1.92		0.65	2.06	92
11.53	15.40	980	2.07		0.45	2.11	58
10.07	13.23	1,199	2.40		0.24	2.63	98

9.24	(3.46)	257	1.92		2.13	1.94	30
9.77	(45.31)	87	1.89		1.58	1.89	70
18.21	7.88	77	1.90		(0.69)	1.94	92

9.53	(3.13)	21,286	1.17		2.22	1.18	30
10.07	(44.87)	23,645	1.14		2.20	1.14	70
18.60	24.22	63,875	1.14		1.78	1.15	92
15.16	31.25	55,237	1.17		1.24	1.30	92
11.75	16.37	74,050	1.16		1.69	1.17	58
10.31	14.63	37,206	1.20		1.55	1.30	98

9.56	(3.00)	121,187	0.92		2.51	1.03	30
10.13	(44.77)	126,248	0.92		2.48	0.98	70
18.72	24.58	154,596	0.93	(h)	1.99	1.00	92
15.25	31.48	77,502	0.92		1.33	1.15	92
11.82	16.76	57,924	0.92		1.44	1.02	58
10.36	14.93	139,827	0.92		1.78	1.09	98

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
International Value Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$10.32	$0.12	(e)	$(0.62)	$(0.50)	$(0.34)	$—	$(0.34)	$—	(f)
Year Ended October 31, 2008	20.84	0.41	(e)	(9.73)	(9.32)	(0.22)	(0.98)	(1.20)	—	(f)
Year Ended October 31, 2007	16.65	0.29	(e)	4.10	4.39	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2006	12.59	0.41	(e)	3.81	4.22	(0.16)	—	(0.16)	—	(f)
Year Ended October 31, 2005	10.59	0.21	(e)	2.10	2.31	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2004	8.53	0.27	(e)	1.79	2.06	— (f)	—	— (f)	—

Class B
Six Months Ended April 30, 2009 (Unaudited)	10.12	0.09	(e)	(0.61)	(0.52)	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2008	20.46	0.32	(e)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)	—	(f)
Year Ended October 31, 2007	16.37	0.19	(e)	4.03	4.22	(0.13)	—	(0.13)	—	(f)
Year Ended October 31, 2006	12.40	0.34	(e)	3.75	4.09	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2005	10.41	0.14	(e)	2.09	2.23	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2004	8.46	0.21	(e)	1.77	1.98	(0.03)	—	(0.03)	—

Class C
Six Months Ended April 30, 2009 (Unaudited)	10.04	0.10	(e)	(0.59)	(0.49)	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2008	20.36	0.33	(e)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)	—	(f)
Year Ended October 31, 2007	16.37	0.20	(e)	4.01	4.21	(0.22)	—	(0.22)	—	(f)
July 11, 2006 (h) through October 31, 2006	15.06	—	(e)(f)	1.31	1.31	—	—	—	—	(f)

Class R2
November 3, 2008(h) through April 30, 2009 (Unaudited)	10.33	0.11	(e)	(0.63)	(0.52)	(0.38)	—	(0.38)	—	(f)

Select Class
Six Months Ended April 30, 2009 (Unaudited)	10.42	0.14	(e)	(0.62)	(0.48)	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2008	21.01	0.47	(e)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)	—	(f)
Year Ended October 31, 2007	16.76	0.32	(e)	4.15	4.47	(0.22)	—	(0.22)	—	(f)
Year Ended October 31, 2006	12.65	0.40	(e)	3.89	4.29	(0.18)	—	(0.18)	—	(f)
Year Ended October 31, 2005	10.59	0.22	(e)	2.12	2.34	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2004	8.58	0.25	(e)	1.81	2.06	(0.05)	—	(0.05)	—

Institutional Class
Six Months Ended April 30, 2009 (Unaudited)	10.47	0.16	(e)	(0.64)	(0.48)	(0.38)	—	(0.38)	—	(f)
Year Ended October 31, 2008	21.11	0.50	(e)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)	—	(f)
Year Ended October 31, 2007	16.83	0.34	(e)	4.17	4.51	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2006	12.70	0.42	(e)	3.91	4.33	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2005	10.64	0.23	(e)	2.15	2.38	(0.32)	—	(0.32)	—	(f)
Year Ended October 31, 2004	8.61	0.29	(e)	1.83	2.12	(0.09)	—	(0.09)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charges) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$9.48	(4.91)%	$96,006	1.38%	2.66%	1.38%		39%
10.32	(47.12)	79,202	1.32	2.59	1.32		86
20.84	26.60	106,228	1.34	1.55	1.34		92
16.65	33.85	23,013	1.39	2.65	1.39		80
12.59	22.18	2,891	1.44	1.74	1.82		76
10.59	24.18	189	1.45	2.76	6.96	(g)	108

9.37	(5.14)	5,520	1.88	2.14	1.88		39
10.12	(47.40)	7,321	1.82	2.03	1.82		86
20.46	25.96	14,604	1.84	1.04	1.84		92
16.37	33.20	7,790	1.89	2.27	1.90		80
12.40	21.69	1,314	1.94	1.21	2.60		76
10.41	23.51	441	1.95	2.21	7.71	(g)	108

9.27	(4.97)	14,023	1.88	2.24	1.88		39
10.04	(47.43)	12,159	1.82	2.12	1.82		86
20.36	25.96	17,193	1.84	1.09	1.84		92
16.37	8.70	1,691	1.92	0.03	1.93		80

9.43	(5.06)	47	1.63	2.49	1.63		39

9.57	(4.68)	733,582	1.13	3.05	1.13		39
10.42	(47.00)	564,867	1.07	2.91	1.07		86
21.01	26.91	732,412	1.09	1.68	1.09		92
16.76	34.22	259,906	1.14	2.63	1.14		80
12.65	22.47	52,274	1.22	1.86	1.31		76
10.59	24.17	18,023	1.37	2.57	1.76		108

9.61	(4.63)	211,249	0.95	3.55	0.98		39
10.47	(46.94)	149,326	0.92	3.09	0.92		86
21.11	27.10	201,062	0.94	1.80	0.94		92
16.83	34.47	51,749	0.94	2.82	1.01		80
12.70	22.82	34,624	0.95	2.00	1.16		76
10.64	24.85	28,804	0.95	2.98	1.49		108

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Intrepid International Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$13.51	$0.10	(e)	$(0.82)	$(0.72)	$(1.11)	$—	$(1.11)	$—	(f)
Year Ended October 31, 2008	27.57	0.49	(e)	(13.93)	(13.44)	(0.23)	(0.39)	(0.62)	—	(f)
Year Ended October 31, 2007	21.77	0.21	(e)	5.72	5.93	(0.13)	—	(0.13)	—	(f)
Year Ended October 31, 2006	17.24	0.24	(e)	4.46	4.70	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2005	15.02	(0.27)		2.70	2.43	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2004	13.36	0.08	(e)	1.74	1.82	(0.16)	—	(0.16)	—

Class C
Six Months Ended April 30, 2009 (Unaudited)	13.37	0.07	(e)	(0.81)	(0.74)	(0.92)	—	(0.92)	—	(f)
Year Ended October 31, 2008	27.33	0.38	(e)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)	—	(f)
Year Ended October 31, 2007	21.70	0.10	(e)	5.67	5.77	(0.14)	—	(0.14)	—	(f)
February 28, 2006 (h) through October 31, 2006	19.66	0.10	(e)	1.94	2.04	—	—	—	—	(f)

Class R2
November 3, 2008 (h) through April 30, 2009 (Unaudited)	13.56	0.09	(e)	(0.88)	(0.79)	(1.18)	—	(1.18)	—	(f)

Select Class
Six Months Ended April 30, 2009 (Unaudited)	13.72	0.11	(e)	(0.83)	(0.72)	(1.09)	—	(1.09)	—	(f)
Year Ended October 31, 2008	27.96	0.57	(e)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)	—	(f)
Year Ended October 31, 2007	22.08	0.28	(e)	5.79	6.07	(0.19)	—	(0.19)	—	(f)
February 28, 2006 (h) through October 31, 2006	19.90	0.20	(e)	1.98	2.18	—	—	—	—	(f)

Institutional Class
Six Months Ended April 30, 2009 (Unaudited)	13.76	0.13	(e)	(0.83)	(0.70)	(1.20)	—	(1.20)	—	(f)
Year Ended October 31, 2008	28.05	0.60	(e)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)	—	(f)
Year Ended October 31, 2007	22.11	0.34	(e)	5.81	6.15	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2006	17.52	0.36	(e)	4.51	4.87	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2005	15.27	0.31		2.25	2.56	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2004	13.60	0.19	(e)	1.75	1.94	(0.27)	—	(0.27)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.01%.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charges) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.68	(5.43)%	$14,276	1.52%		1.85%	1.71%	45%
13.51	(49.72)	13,027	1.51		2.25	1.53	126
27.57	27.38	24,750	1.50		0.84	1.54	84
21.77	27.46	12,886	1.50		1.17	1.64	92
17.24	16.28	2,700	1.63		0.64	1.76	56
15.02	13.74	5,294	1.69		0.58	1.97	93

11.71	(5.65)	1,246	2.02		1.20	2.21	45
13.37	(49.97)	1,773	2.01	(g)	1.75	2.03	126
27.33	26.74	4,861	2.00		0.40	2.04	84
21.70	10.38	1,508	2.00		0.76	2.12	92

11.59	(5.93)	47	1.77		1.63	1.96	45

11.91	(5.36)	300,840	1.27		1.96	1.45	45
13.72	(49.58)	530,210	1.26	(g)	2.56	1.28	126
27.96	27.69	1,966,815	1.25		1.14	1.29	84
22.08	10.95	521,615	1.25		1.46	1.38	92

11.86	(5.21)	77,956	1.02		2.21	1.31	45
13.76	(49.49)	108,212	1.01	(g)	2.68	1.13	126
28.05	28.04	368,217	1.00		1.37	1.14	84
22.11	28.07	496,326	1.00		1.74	1.24	92
17.52	16.97	103,598	1.00		1.46	1.23	56
15.27	14.44	138,282	1.00		1.31	1.34	93

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Select Class and Institutional Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Select Class and Institutional Class	JPM I	Diversified

Class R2 shares commenced operations on November 3, 2008 for the International Equity Fund, International Equity Index Fund, International Value Fund and Intrepid International Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

82   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”) defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Emerging Markets Equity Fund
Level 1 — Quoted prices	$66,917	$—	$—
Level 2 — Other significant observable inputs	351,457	—	—
Level 3 — Significant unobservable inputs	1,108	—	—
Total	$419,482	$—	$—
International Equity Fund
Level 1 — Quoted prices	$26,394	$—	$—
Level 2 — Other significant observable inputs	397,658	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$424,052	$—	$—
International Equity Index Fund
Level 1 — Quoted prices	$152,018	$781	$—
Level 2 — Other significant observable inputs	673,404	—	—
Level 3 — Significant unobservable inputs	3	—	—
Total	$825,425	$781	$—
International Opportunities Fund
Level 1 — Quoted prices	$35,432	$1,532	$(1,100)
Level 2 — Other significant observable inputs	147,548	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$182,980	$1,532	$(1,100)
International Value Fund
Level 1 — Quoted prices	$176,165	$12,345	$(6,215)
Level 2 — Other significant observable inputs	1,014,380	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$1,190,545	$12,345	$(6,215)
Intrepid International Fund
Level 1 — Quoted prices	$8,463	$2	$—
Level 2 — Other significant observable inputs	381,946	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$390,409	$2	$—

*	Other financial instruments may include futures, forwards and swap contracts.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Investments in Securities		Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Emerging Markets Equity Fund
Balance as of 10/31/08	$—		$—	$—
Realized gain (loss)	—		—	—
Change in unrealized appreciation (depreciation)	—		—	—
Net amortization (accretion)	—		—	—
Net purchases (sales)	—		—	—
Net transfers in (out) of Level 3	1,108		—	—
Balance as of 4/30/09	$1,108		$—	$—
International Equity Fund
Balance as of 10/31/08	$—	(a)	$—	$—
Realized gain (loss)	(1,699)		—	—
Change in unrealized appreciation (depreciation)	1,699		—	—
Net amortization (accretion)	—		—	—
Net purchases (sales)	—		—	—
Net transfers in (out) of Level 3	—		—	—
Balance as of 4/30/09	$—		$—	$—
International Equity Index Fund
Balance as of 10/31/08	$—		$—	$—
Realized gain (loss)	—		—	—
Change in unrealized appreciation (depreciation)	3		—	—
Net amortization (accretion)	—		—	—
Net purchases (sales)	—		—	—
Net transfers in (out) of Level 3	—		—	—
Balance as of 4/30/09	$3		$—	$—

*	Other financial instruments may include futures, forwards and swap contracts.

(a)	Amount rounds to less than $1,000.

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2009, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Emerging Markets Equity Fund	$(1,091)
International Equity Index Fund	(6)

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and Statements of Changes in Net Assets.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

84   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2009, the International Equity Index Fund and International Value Fund had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Funds’ exposure to foreign currency exchange fluctuations. The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains for the Funds and/or as part of their risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

As of April 30, 2009, the International Opportunities Fund, International Value Fund and Intrepid International Fund had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

F. Securities Lending — Each Fund (except Intrepid International Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (the “Advisor”), in order to generate additional income. JPMorgan Chase Bank N.A. (JPMCB), an affiliate of the Funds, serves as lending agent for the Funds. Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Funds are required to return to the borrower cash collateral posted. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. These amounts are recorded as income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest income on the Statements of Operations.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest, and 105% of the value of loaned non-U.S. securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities are marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedules of Portfolio Investments. At April 30, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Unrealized Gain (Loss) on Cash Collateral Investments	Total Value of Collateral Investments
International Equity Fund	$16,117	$16,344	$—	$16,344
International Equity Index Fund	136,088	143,192	(109)	143,083
International Opportunities Fund	29,850	31,216	—	31,216
International Value Fund	125,143	129,682	—	129,682

The Funds bear the risk of loss associated with cash collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower failure to return a loaned security.

The Funds invest cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund. The Advisor of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market as follows (amounts in thousands):

Emerging Markets Equity Fund	$2
International Equity Fund	8
International Equity Index Fund	41
International Opportunities Fund	4
International Value Fund	20

These amounts offset the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the reimbursement is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

The Funds paid lending agent fees to JPMCB as follows for the six months ended April 30, 2009 (amounts in thousands):

Lending Agent Fees Paid
Emerging Markets Equity Fund	$2
International Equity Fund	7
International Equity Index Fund	36
International Opportunities Fund	3
International Value Fund	12

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

86   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction) and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually, except for International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

L. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

M. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Markets Equity Fund	1.00%
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2009 were as follows (amounts in thousands):

Emerging Markets Equity Fund	$17
International Equity Fund	6
International Equity Index Fund	14
International Opportunities Fund	3
International Value Fund	25
Intrepid International Fund	2

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

B. Administration Fees — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding fund of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2009, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Markets Equity Fund	0.25%	0.75%	0.75%	n/a
International Equity Fund	0.25	0.75	0.75	0.50%
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Markets Equity Fund	$5		$8
International Equity Fund	2		4
International Equity Index Fund	15		29
International Opportunities Fund	—	(a)	1
International Value Fund	3		5
Intrepid International Fund	1		—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class	Institutional Class
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	n/a	n/a	0.25%	0.10%
International Equity Fund	0.25	0.25	0.25	0.25%	0.05%	0.25	n/a
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	0.25	n/a
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.25	0.10
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.25	0.10
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

88   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class	Institutional Class
Emerging Markets Equity Fund	2.00%	2.50%	2.50%	n/a	n/a	1.75%	1.45%
International Equity Fund	1.31	2.00	2.00	1.56%	0.86%	1.06	n/a
International Equity Index Fund	1.18	1.93	1.93	1.43	n/a	0.93	n/a
International Opportunities Fund	1.42	1.92	1.92	n/a	n/a	1.17	0.92
International Value Fund	1.45	1.95	1.95	1.70	n/a	1.41	0.95
Intrepid International Fund	1.80	n/a	2.00	2.05	n/a	1.25	1.00

The contractual expense limitation agreements were in effect for the six months ended April 30, 2009. The expense limitation percentages in the table above are in place until at least February 28, 2010.

For the six months ended April 30, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Emerging Markets Equity Fund	$4	$—	$43	$47
International Equity Fund	649	18	95	762
International Equity Index Fund	—	—	634	634
International Opportunities Fund	11	—	52	63
International Value Fund	—	—	22	22
Intrepid International Fund	302	81	36	419

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Emerging Markets Equity Fund	$8	$—	$—	$8
International Equity Fund	14	1	—	15
International Equity Index Fund	—	196	168	364
Intrepid International Fund	10	3	—	13

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2009, the following Fund incurred brokerage commissions with broker/dealers affiliated with the Advisor (amounts in thousands):

International Equity Index Fund	$—	(a)

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

4. Investment Transactions

During the six months ended April 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$43,731	$6,093
International Equity Fund	32,579	66,043
International Equity Index Fund	102,731	155,824
International Opportunities Fund	47,084	43,171
International Value Fund	632,812	333,700
Intrepid International Fund	197,029	424,225

During the six months ended April 30, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$399,958	$69,919	$50,395	$19,524
International Equity Fund	454,842	77,140	107,930	(30,790)
International Equity Index Fund	792,457	170,669	137,701	32,968
International Opportunities Fund	219,811	8,115	44,946	(36,831)
International Value Fund	1,361,472	38,213	209,140	(170,927)
Intrepid International Fund	435,121	27,063	71,775	(44,712)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For International Equity Index, International Value and Intrepid International Fund, one or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. In addition, certain affiliated fund of funds collectively own a significant percentage of the net assets of International Equity Fund, International Equity Index Fund and International Opportunities Fund. Significant shareholder transactions, if any, may impact the Funds’ performance.

90   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2009, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2009, International Equity Index Fund and Intrepid International Fund invested 21.4% and 21.1% of their respective total investments (excluding Investments of Cash Collateral) in issuers in Japan. International Equity Fund and Intrepid International Fund invested approximately 21.1% and 21.2% of their respective total investments (excluding Investments of Cash Collateral) in issuers in the United Kingdom.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   91

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2008, and continued to hold your shares at the end of the reporting period, April 30, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During November 1, 2008 to April 30, 2009	Annualized Expense Ratio
Emerging Markets Equity Fund
Class A
Actual*	$1,000.00	$1,113.40	$10.06	1.92%
Hypothetical*	1,000.00	1,015.27	9.59	1.92
Class B
Actual*	1,000.00	1,110.80	12.67	2.42
Hypothetical*	1,000.00	1,012.79	12.08	2.42
Class C
Actual*	1,000.00	1,110.20	12.66	2.42
Hypothetical*	1,000.00	1,012.79	12.08	2.42
Select Class
Actual*	1,000.00	1,115.20	8.76	1.67
Hypothetical*	1,000.00	1,016.51	8.35	1.67
Institutional Class
Actual*	1,000.00	1,116.00	7.61	1.45
Hypothetical*	1,000.00	1,017.60	7.25	1.45

International Equity Fund
Class A
Actual*	1,000.00	977.20	6.47	1.32
Hypothetical*	1,000.00	1,018.25	6.61	1.32
Class B
Actual*	1,000.00	975.10	9.21	1.88
Hypothetical*	1,000.00	1,015.47	9.39	1.88

92   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

	Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During November 1, 2008 to April 30, 2009	Annualized Expense Ratio
International Equity Fund (continued)
Class C
Actual*	$1,000.00	$975.60	$9.21	1.88%
Hypothetical*	1,000.00	1,015.47	9.39	1.88
Class R2
Actual**	1,000.00	958.50	7.59	1.56
Hypothetical*	1,000.00	1,016.91	7.95	1.56
Class R5
Actual*	1,000.00	975.50	4.26	0.87
Hypothetical*	1,000.00	1,020.48	4.36	0.87
Select Class
Actual*	1,000.00	978.00	5.25	1.07
Hypothetical*	1,000.00	1,019.49	5.36	1.07

International Equity Index Fund
Class A
Actual*	1,000.00	974.00	5.24	1.07
Hypothetical*	1,000.00	1,019.49	5.36	1.07
Class B
Actual*	1,000.00	970.40	8.79	1.80
Hypothetical*	1,000.00	1,015.87	9.00	1.80
Class C
Actual*	1,000.00	970.90	8.80	1.80
Hypothetical*	1,000.00	1,015.87	9.00	1.80
Class R2
Actual**	1,000.00	973.00	6.45	1.32
Hypothetical*	1,000.00	1,018.15	6.71	1.32
Select Class
Actual*	1,000.00	975.30	4.02	0.82
Hypothetical*	1,000.00	1,020.73	4.11	0.82

International Opportunities Fund
Class A
Actual*	1,000.00	968.70	6.93	1.42
Hypothetical*	1,000.00	1,017.75	7.10	1.42
Class B
Actual*	1,000.00	965.40	9.36	1.92
Hypothetical*	1,000.00	1,015.27	9.59	1.92
Class C
Actual*	1,000.00	965.40	9.36	1.92
Hypothetical*	1,000.00	1,015.27	9.59	1.92
Select Class
Actual*	1,000.00	968.70	5.71	1.17
Hypothetical*	1,000.00	1,018.99	5.86	1.17
Institutional Class
Actual*	1,000.00	970.00	4.49	0.92
Hypothetical*	1,000.00	1,020.23	4.61	0.92

APRIL 30, 2009        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   93

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During November 1, 2008 to April 30, 2009	Annualized Expense Ratio
International Value Fund
Class A
Actual*	$1,000.00	$950.90	$6.68	1.38%
Hypothetical*	1,000.00	1,017.95	6.90	1.38
Class B
Actual*	1,000.00	948.60	9.08	1.88
Hypothetical*	1,000.00	1,015.47	9.39	1.88
Class C
Actual*	1,000.00	950.30	9.09	1.88
Hypothetical*	1,000.00	1,015.47	9.39	1.88
Class R2
Actual**	1,000.00	951.30	7.90	1.63
Hypothetical*	1,000.00	1,016.56	8.30	1.63
Select Class
Actual*	1,000.00	953.20	5.47	1.13
Hypothetical*	1,000.00	1,019.19	5.66	1.13
Institutional Class
Actual*	1,000.00	953.70	4.60	0.95
Hypothetical*	1,000.00	1,020.08	4.76	0.95

Intrepid International Fund
Class A
Actual*	1,000.00	945.70	7.33	1.52
Hypothetical*	1,000.00	1,017.26	7.60	1.52
Class C
Actual*	1,000.00	943.50	9.73	2.02
Hypothetical*	1,000.00	1,014.78	10.09	2.02
Class R2
Actual**	1,000.00	944.20	8.53	1.77
Hypothetical*	1,000.00	1,015.87	9.00	1.77
Select Class
Actual*	1,000.00	947.10	6.13	1.27
Hypothetical*	1,000.00	1,018.50	6.36	1.27
Institutional Class
Actual*	1,000.00	947.90	4.93	1.02
Hypothetical*	1,000.00	1,019.74	5.11	1.02

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the actual period). The Class commenced operations on November 3, 2008.

94   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2009

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. April 2009.	SAN-INTEQ-409

Semi-Annual Report

J.P. Morgan Tax Aware Funds

Six months ended April 30, 2009 (Unaudited)

JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Real Return Fund
JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware U.S. Equity Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Tax Aware Disciplined Equity Fund	2
JPMorgan Tax Aware Enhanced Income Fund	4
JPMorgan Tax Aware Real Return Fund	6
JPMorgan Tax Aware Short-Intermediate Income Fund	8
JPMorgan Tax Aware U.S. Equity Fund	10
Schedules of Portfolio Investments	12
Financial Statements	38
Financial Highlights	46
Notes to Financial Statements	54
Schedule of Shareholder Expenses	62

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 15, 2009 (Unaudited)

Dear Shareholder:

Poet T.S. Eliot may have called it the cruelest month, but April was certainly one of the brightest months for investors in a long time. After 18 months of declines, the market finally gave investors one of its finest moments: nine straight weeks of market gains. This rally, along with some signs of economic recovery, led many economists and industry experts to suggest that the global financial crisis may be moving past its peak. Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s (Fed) massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.

“Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.”

After a dismal fall and winter, the market experienced one of its most impressive gains since the 1930s. After a 57% decline in the S&P 500 between the market peak of October 9, 2007, and March 9, 2009, the market has climbed 31% as of the date of this letter. During the same time period, credit spreads narrowed considerably; the spread between the three-month Libor rate and three-month Treasuries, which rose to 4.6% last fall, declined to 0.7%.

Some reported improvement in corporate fundamentals also added to the optimism. In contrast to last year’s dramatic write-downs, most major financial institutions reported profits for the first quarter of 2009. Even the results of the government’s recent stress tests were less “stressful” than anticipated; although half of the major banks will need to bolster their capital, federal officials said the results were another sign that the economy was getting closer to the road to recovery.

Despite these positive signs, it’s still too early to fully seize the “green shoots,” as Federal Chairman Ben Bernanke called them. There are still many hurdles to cross, and slumping housing starts as well as unemployment and gross domestic product (GDP) concerns still present many downside risks to our economy.

Yields drop slightly

Investors’ willingness to take on more risk contributed to a drop in Treasury prices and higher yields during the most recent market rally, but overall, yields were down slightly for the reporting period. During the six-month period ended April 30, 2009, 30-year bond yields dropped 0.9% to 4.05%, the benchmark 10-year Treasury declined 0.8% to end the period at 3.16%, and the two-year note declined 0.5% to close at 0.91%.

Investors display increased confidence with equities

On the heels of encouraging news from the Fed, U.S. equities posted a strong rally in March, but overall, U.S. benchmarks were still in negative territory. During the six-month reporting period ended April 30, 2009, the Dow Jones Industrial Average fell 10.79%, the S&P 500 Index declined 8.53% and NASDAQ Composite Index fell 0.37%.

Outside the U.S., international equities also rallied strongly, particularly in the emerging markets countries. As measured by the MSCI Emerging Markets Index, emerging markets rose 17.52% for the period. Developed markets, however, as measured by the MSCI EAFE Index, declined 2.35% for the period.

Prepare for future setbacks with focus and discipline

The recent stock market rally underscores a point that we’ve emphasized throughout the entire market downturn: the importance of maintaining a disciplined approach to investing. While the markets reacted to a flurry of good news, they remain just as sensitive to any forthcoming “bad” news. These potential risks make a strong case for a balanced mix of stocks, cash and alternatives, as well as diversified fixed income investments, that can, over the long run, help keep your emotions in check and help your portfolio absorb some of the “aftershocks” from weak economic data.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   1

JPMorgan Tax Aware Disciplined Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 30, 1997
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$233,741
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Disciplined Equity Fund, which seeks to provide high after-tax total return from a portfolio of selected equity securities,* returned –6.00%** (Institutional Class Shares) for the six months ended April 30, 2009, compared to the –8.53% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund’s valuation-based investment style began to perform significantly better during March, when cheaper, less fashionable stocks rallied. Trend-following factors, such as price movement and estimate revisions, suffered during this rally. Although volatility remained elevated and risk aversion appeared to remain uppermost in the minds of investors, the first signs of stability began in the middle of March, which was very helpful for valuation-based investment styles, such as our own.

The Fund outperformed its benchmark during the period. Stock selection in the capital markets, pharmaceutical/medical technology and basic materials contributed to performance. Alternatively, stock selection in the autos and transportation, media and utilities sectors detracted from results.

An overweight in Schering-Plough was the top contributor as the announcement that Merck would acquire the drug-maker at a premium sent shares upward in March. Merck will look to gain access to Schering-Plough’s strong pipeline of drugs while benefiting from significant cost synergies. Within capital markets, an overweight position in Goldman Sachs aided performance in the first quarter as the stock was able to rebound from depressed levels. The investment bank was helped by improving capital markets activity, cost cutting and lower exposure to consumer finance than its peers.

Alternatively, an overweight in railroad operator Norfolk Southern was a detractor after the company missed earnings estimates. While the pricing environment remained healthy, costs were not controlled aggressively enough to offset a slowdown in volumes. Additionally, concerns over possible government re-regulation of the railroad industry weighed on the stock. The Fund’s position in Bank of America detracted from performance as troubles in the financial sector continued. Shares were sold off as the company reported a fourth-quarter loss and was forced to attain additional capital from the U.S. government. Investors were concerned about further losses on Bank of America’s portfolio of troubled securities and loans, which was vastly expanded by its acquisitions of Merrill Lynch and Countrywide.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continued to avoid the most overvalued stocks in the market while focusing on the most undervalued securities, based on its bottom-up approach to stock selection. The investment team continued to search for companies with strong fundamentals. The Fund’s approach toward tax minimization required the evaluation of whether a new stock’s higher expected return would compensate for the tax cost of selling an existing holding.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.6%
2.	Microsoft Corp.	3.2
3.	Hewlett-Packard Co.	2.8
4.	Procter & Gamble Co.	2.3
5.	Cisco Systems, Inc.	2.3
6.	Norfolk Southern Corp.	2.1
7.	Google, Inc., Class A	2.1
8.	Verizon Communications, Inc.	2.0
9.	Goldman Sachs Group, Inc. (The)	1.9
10.	Walt Disney Co. (The)	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	19.7%
Financials	12.0
Energy	11.9
Health Care	11.9
Consumer Staples	11.0
Consumer Discretionary	9.8
Industrials	8.2
Materials	3.8
Telecommunication Services	3.3
Utilities	2.2
U.S. Treasury Obligation	0.6
Short-Term Investment	5.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based on total investments as of April 30, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

		6 MONTHS			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares
INSTITUTIONAL CLASS SHARES	1/30/97	(6.00)%	(6.19)%	(3.67)%	(33.17)%	(33.40)%	(21.20)%	(2.46)%	(2.69)%	(2.01)%	(2.73)%	(3.00)%	(2.32)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (4/30/99 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from April 30, 1999 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   3

JPMorgan Tax Aware Enhanced Income Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	April 16, 1999
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$58,642
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index
Average Credit Quality	AA–
Duration	0.4 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Enhanced Income Fund, which seeks to provide high after-tax current income consistent with principal preservation,* returned 0.67%** (Institutional Class Shares) for the six months ended April 30, 2009, compared to the 0.18% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark, driven mostly by its longer duration (expected price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) relative to the benchmark. As overall interest rates fell during the period, driven by a Federal Reserve determined to keep the economy from a freefall, investors fled to quality. As such, U.S. Treasury securities and high credit quality municipal bonds, such as pre-refunded bonds, performed very well during this period. On the other hand, investments in sectors, such as leasing and airport revenue proved to be slight performance detractors, as these sectors have yet to recover from much of the spread-widening that occurred last year, which negatively impacted the value, yields and total return of securities within these sectors.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed with an eye toward improving the overall credit quality amid the challenging credit and economic environment, which continued to weigh on the broader municipal market. We observed acute credit pressure on many municipal bond issuers during the period and, as a result, favored essential-service revenue bonds and bonds issued by large and diverse tax-backed entities.

PORTFOLIO COMPOSITION***

Municipal Bonds-Long-Term	44.7%
Municipal Bonds-Short-Term	35.5
Short-Term Investment	16.9
Collateralized Mortgage Obligations	2.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

4   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

		6 MONTHS			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares
CLASS A SHARES	11/30/01
Without Sales Charge		0.56%	0.53%	0.57%	1.59%	1.50%	1.64%	2.18%	2.01%	2.05%	2.47%	2.27%	2.28%
With Sales Charge*		(1.73)	(1.75)	(0.92)	(0.71)	(0.80)	0.13	1.72	1.55	1.65	2.22	2.01	2.06
SELECT CLASS SHARES	5/6/99	0.67	0.64	0.67	1.78	1.69	1.83	2.44	2.25	2.29	2.67	2.44	2.46
INSTITUTIONAL CLASS SHARES	4/16/99	0.81	0.78	0.81	2.06	1.96	2.10	2.70	2.49	2.53	2.92	2.67	2.69

*	Sales Charge for Class A Shares is 2.25%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (4/30/99 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Returns for Class A Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Enhanced Income Fund and the Merrill Lynch 3-Month U.S. Treasury Bill Index from April 30, 1999 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the index reflects an initial investment at the end of the month following the Fund’s inception. The performance of the index does not reflect the deduction of expenses, such as investment management fees, or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. The issue is then held for one month, sold and rolled into a new bill. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge. %For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	August 31, 2005
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$2,146,755
Primary Benchmark	Barclays Capital 1–10 Year U.S. TIPS Index
Average Credit Quality	AA–
Duration	5.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Real Return Fund, which seeks to maximize after-tax inflation-protected return,* returned 7.14%** (Select Class Shares) for the six months ended April 30, 2009, compared to the 8.55% return for the Barclays Capital 1–10 Year U.S. TIPS Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, primarily due to the performance of the Funds’ inflation swaps compared to that of Treasury Inflation Protected Securities (TIPS). During the six months, the change in the zero-coupon inflation-swap rate, which is used to value the Fund’s inflation swaps, lagged the change in the TIPS breakeven level (yield spread between a nominal Treasury Bond and a TIPS of equal maturity), which is used to value TIPS. This detracted from the Fund’s performance relative to the benchmark.

On the upside, the Fund’s municipal securities contributed to performance. Municipal securities in general outperformed Treasury securities, as evidenced by a decrease in the municipal/Treasury ratio during the period. Used to evaluate “relative value” in the municipal market, this ratio represents the proportion between yields of municipal bonds and U.S. Treasury securities with similar maturities. Since the Fund is municipal-based, a decrease in this ratio typically indicates positive relative performance for the Fund’s municipal positions versus similar Treasury securities. This should generally translate into positive relative performance of the Fund versus the TIPS index. However, due to the relative performance of the zero-coupon inflation-swap rate versus the TIPS breakeven described earlier, the Fund underperformed its benchmark during the period.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund invested primarily in high-quality municipal securities. We also maintained an inflation-overlay strategy using consumer-price index swaps. The Fund’s average duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) was approximately 5.0 years and its average credit-quality rating was AA. We tactically managed our inflation hedge, increasing exposure by adding inflation swaps when they were cheap as inflation expectations declined significantly in the fourth quarter 2008. We stayed duration-neutral with a curve overweight at shorter maturities relative to the benchmark.

PORTFOLIO COMPOSITION***

Municipal Bonds-Long-Term	89.8%
Short-Term Investment	10.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

6   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

		6 MONTHS			1 YEAR			3 YEAR			SINCE INCEPTION
	Inception Date of Class	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares
CLASS A SHARES	8/31/05
Without Sales Charge		7.06%	7.06%	5.15%	(1.22)%	(1.22)%	0.24%	1.90%	1.90%	2.07%	1.83%	1.83%	2.00%
With Sales Charge*		3.09	3.09	2.55	(4.93)	(4.93)	(2.21)	0.60	0.60	0.96	0.77	0.77	1.09
CLASS C SHARES	8/31/05
Without CDSC		6.75	6.75	4.84	(1.90)	(1.90)	(0.40)	1.30	1.30	1.48	1.25	1.25	1.43
With CDSC**		5.75	5.75	4.19	(2.90)	(2.90)	(1.05)	1.30	1.30	1.48	1.25	1.25	1.43
SELECT CLASS SHARES	8/31/05	7.14	7.14	5.23	(1.19)	(1.19)	0.31	2.08	2.08	2.25	2.02	2.02	2.19
INSTITUTIONAL CLASS SHARES	8/31/05	7.20	7.20	5.29	(0.97)	(0.97)	0.50	2.22	2.22	2.39	2.18	2.18	2.35

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (8/31/05 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

This graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Real Return Fund, the Barclays Capital 1-10 Year U.S. TIPS Index, the Barclays Capital Competitive Intermediate (1–17 year) Maturities Index, the Tax Aware Real Return Custom Benchmark and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2005 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–10 Year U.S. TIPS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the indices do not reflect the deduction of expenses, such as investment management fees, or a sales associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of the securities in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–10 Year U.S. TIPS Index measures the performance of intermediate (1–10 year) U.S. Treasury Inflation Protection Securities. The Barclays Capital Competitive Intermediate (1–17 year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Custom Benchmark is determined by adding 75% of the difference between the Barclays Capital 1–10 Year U.S. TIPS Index and the Barclays Capital 1–10 Year U.S. Treasury Index to the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index. Expressed as a formula, the Composite Benchmark = ((Barclays Capital 1–10 Year U.S. TIPS Index — Barclays Capital 1–10 Year Treasury Index) Barclays Capital X 0.75) + Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index. The Lipper Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   7

JPMorgan Tax Aware Short-Intermediate Income Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	December 20, 2002
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$213,977
Primary Benchmark	Barclays Capital 1–5 Year Municipal Blend Index
Average Credit Quality	A+
Duration	2.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Short Intermediate Income Fund, which seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities,* returned 3.98%** (Select Class Shares) for the six months ended April 30, 2009, compared to the 5.46% return for the Barclays Capital 1–5 Year Municipal Blend Index (formerly Lehman Brothers 1–5 Year Municipal Blend Index) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark primarily due to its overweight in select lower-quality sectors, such as healthcare and airport revenue, relative to the benchmark. During much of the period, the municipal market was plagued by severe illiquidity, which at times shut down the new issuance pipeline altogether. In the weeks immediately following the collapse of Lehman Brothers, this lack of market liquidity was most acute, as even the highest-quality municipal bonds found no support. While the municipal market has been historically a safe haven during times of financial market turmoil, for much of the period, the tax- exempt sector struggled mightily to recover from the collapse of the auction-rate securities market and dysfunctions of the bond insurance industry. While some of most-punished sectors had begun to see their credit spreads stabilize, the impact of spread-widening was a net negative during the period from a valuation, yield and total return perspective. On the other hand, the Fund’s longer overall duration (expected price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) was a mild positive contributor as the overall levels of benchmark rates fell in response to concerns about a worsening economy.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed with an eye toward improving the overall credit quality amid the challenging credit and economic environment, which continued to weigh on the broader municipal market. We observed acute credit pressure on many municipal bond issuers and, as a result, favored essential-service revenue bonds and bonds issued by large and diverse tax-backed entities.

PORTFOLIO COMPOSITION***

Municipal Bonds-Long-Term	99.4%
Short-Term Investment	0.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

8   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

		6 MONTHS			1 YEAR			5 YEAR			SINCE INCEPTION
	Inception Date of Class	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares
SELECT CLASS SHARES	12/20/02	3.98%	3.96%	3.14%	2.79%	2.75%	2.93%	2.75%	2.58%	2.65%	2.50%	2.33%	2.40%
INSTITUTIONAL CLASS SHARES	12/20/02	4.16	4.14	3.29	3.05	3.01	3.14	2.92	2.74	2.80	2.66	2.49	2.55

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (12/20/02 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 20, 2002.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Short-Intermediate Income Fund, the Barclays Capital 1–5 Year Municipal Blend Index, and the Lipper Short-Intermediate Municipal Debt Funds Index from December 20, 2002 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Barclays Capital 1–5 Year Municipal Blend Index does not reflect the deduction of expenses, such as investment management fees, or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–5 Year Municipal Blend Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities from 1 to 5.999 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   9

JPMorgan Tax Aware U.S. Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	December 18, 1996
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$265,676
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware U.S. Equity Fund, which seeks to provide high after-tax total return from a portfolio of selected equity securities,* returned –5.66%** (Select Class Shares) for the six months ended April 30, 2009, compared to the –8.53% return for the S&P 500 Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund’s valuation-based investment style began to perform significantly better during March, when cheaper, less fashionable stocks rallied. Trend-following factors, such as price movement and estimate revisions, suffered during this rally. Although volatility remained elevated and risk aversion appeared to continue uppermost in the minds of investors, the first signs of stability were apparent in recent weeks, which was very helpful for valuation-based investment styles, such as our own.

The Fund outperformed its benchmark during the period. Stock selection in the capital markets, pharmaceutical/medical technology and basic materials sectors contributed to performance. Alternatively, stock selection in the autos and transportation, consumer staples and systems hardware sectors detracted from results.

An overweight in Schering-Plough was the top contributor as the announcement that Merck would acquire the drug-maker at a premium sent shares upward in March. Within capital markets, an overweight position in Goldman Sachs aided performance in the first quarter as the stock was able to rebound from depressed levels. The investment bank was helped by improving capital markets activity, cost cutting and lower exposure to consumer finance than its peers.

Alternatively, an overweight in railroad operator Norfolk Southern was a detractor after the company missed earnings estimates. While the pricing environment remained healthy, costs were not controlled aggressively enough to offset a slowdown in volumes. Additionally, concerns over possible government re-regulation of the railroad industry also weighed on the stock. The Fund’s position in Bank of America detracted from performance as troubles in the financial sector continued. Shares were sold off as the company reported a fourth-quarter loss and was forced to attain additional capital from the U.S. government. Investors were concerned about further losses from Bank of America ‘s portfolio of troubled securities and loans, which was vastly expanded by its acquisitions of Merrill Lynch and Countrywide.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continued to avoid the most overvalued stocks in the market while focusing on the most undervalued securities, based on its bottom-up approach to stock selection. The investment team continued to search for companies with strong fundamentals. The Fund’s approach toward tax minimization required the evaluation of whether a new stock’s higher expected return would compensate for the tax cost of selling an existing holding.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.7%
2.	Microsoft Corp.	3.3
3.	Hewlett-Packard Co.	2.9
4.	Procter & Gamble Co.	2.4
5.	Cisco Systems, Inc.	2.3
6.	Norfolk Southern Corp.	2.2
7.	Google, Inc., Class A	2.2
8.	Goldman Sachs Group, Inc. (The)	2.1
9.	Verizon Communications, Inc.	2.0
10.	Schlumberger Ltd.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	20.1%
Health Care	12.2
Energy	12.2
Financials	12.1
Consumer Staples	11.2
Consumer Discretionary	9.9
Industrials	8.4
Materials	3.9
Telecommunication Services	3.4
Utilities	2.2
U.S. Treasury Obligation	1.2
Short-Term Investment	3.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

10   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

		6 MONTHS			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares	Before Taxes	After Taxes on Distri- butions	After Taxes on Distri- butions and Sale of Fund Shares
CLASS A SHARES	4/16/01
Without Sales Charge		(5.76)%	(5.95)%	(3.50)%	(31.91)%	(32.09)%	(20.49)%	(3.20)%	(3.68)%	(2.52)%	(3.02)%	(3.35)%	(2.46)%
With Sales Charge*		(10.70)	(10.88)	(6.73)	(35.47)	(35.64)	(22.82)	(4.24)	(4.71)	(3.38)	(3.54)	(3.87)	(2.89)
CLASS B SHARES	4/16/01
Without CDSC		(5.98)	(6.14)	(3.69)	(32.20)	(32.34)	(20.74)	(3.66)	(4.08)	(2.92)	(3.45)	(3.72)	(2.81)
With CDSC**		(10.98)	(11.14)	(6.94)	(37.20)	(37.34)	(23.99)	(4.13)	(4.55)	(3.30)	(3.45)	(3.72)	(2.81)
CLASS C SHARES	4/16/01
Without CDSC		(6.05)	(6.22)	(3.73)	(32.24)	(32.38)	(20.76)	(3.67)	(4.09)	(2.93)	(3.46)	(3.74)	(2.82)
With CDSC***		(7.05)	(7.22)	(4.38)	(33.24)	(33.38)	(21.41)	(3.67)	(4.09)	(2.93)	(3.46)	(3.74)	(2.82)
SELECT CLASS SHARES	12/18/96	(5.66)	(5.88)	(3.41)	(31.73)	(31.95)	(20.30)	(2.95)	(3.47)	(2.30)	(2.85)	(3.20)	(2.32)
INSTITUTIONAL CLASS SHARES	9/15/00	(5.65)	(6.00)	(3.23)	(31.66)	(32.02)	(20.04)	(2.81)	(3.61)	(2.09)	(2.77)	(3.32)	(2.24)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (4/30/99 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns would have been different.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from April 30, 1999 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses, such as investment management fees, or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged broad-based index that is used as a representation of the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   11

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.0%
	Common Stocks — 93.4%
	Aerospace & Defense — 1.9%
22	Boeing Co.	874
71	United Technologies Corp.	3,478
		4,352
	Auto Components — 1.3%
159	Johnson Controls, Inc.	3,024
	Beverages — 1.4%
67	PepsiCo, Inc.	3,350
	Biotechnology — 2.2%
62	Celgene Corp. (a)	2,660
55	Gilead Sciences, Inc. (a)	2,529
		5,189
	Capital Markets — 5.2%
34	Ameriprise Financial, Inc.	903
113	Bank of New York Mellon Corp. (The)	2,878
34	Goldman Sachs Group, Inc. (The)	4,413
106	Morgan Stanley	2,514
83	TD AMERITRADE Holding Corp. (a)	1,320
		12,028
	Chemicals — 3.0%
89	Dow Chemical Co. (The)	1,429
17	Monsanto Co.	1,468
55	Praxair, Inc.	4,081
		6,978
	Commercial Banks — 2.6%
27	BB&T Corp.	624
146	U.S. Bancorp	2,657
143	Wells Fargo & Co.	2,867
		6,148
	Communications Equipment — 6.0%
272	Cisco Systems, Inc. (a)	5,257
176	Corning, Inc.	2,570
98	Juniper Networks, Inc. (a)	2,131
95	QUALCOMM, Inc.	4,008
		13,966
	Computers & Peripherals — 5.8%
23	Apple, Inc. (a)	2,952
181	Hewlett-Packard Co.	6,530
34	International Business Machines Corp.	3,535
33	NetApp, Inc. (a)	596
		13,613
	Consumer Finance — 0.5%
46	American Express Co.	1,149
	Diversified Financial Services — 1.1%
298	Bank of America Corp.	2,660
	Diversified Telecommunication Services — 3.3%
122	AT&T, Inc.	3,120
151	Verizon Communications, Inc.	4,581
		7,701
	Electric Utilities — 1.5%
54	Edison International	1,543
44	Exelon Corp.	2,036
		3,579
	Electrical Equipment — 0.2%
15	Rockwell Automation, Inc.	487
	Energy Equipment & Services — 1.9%
89	Schlumberger Ltd.	4,337
	Food & Staples Retailing — 5.0%
123	CVS/Caremark Corp.	3,900
132	Safeway, Inc.	2,603
64	SYSCO Corp.	1,496
74	Wal-Mart Stores, Inc.	3,728
		11,727
	Food Products — 0.5%
21	General Mills, Inc.	1,060
	Health Care Equipment & Supplies — 1.7%
22	C.R. Bard, Inc.	1,582
40	Covidien Ltd., (Bermuda)	1,305
27	Zimmer Holdings, Inc. (a)	1,173
		4,060
	Health Care Providers & Services — 1.1%
41	Aetna, Inc.	895
23	McKesson Corp.	848
21	WellPoint, Inc. (a)	882
		2,625
	Hotels, Restaurants & Leisure — 0.8%
55	Yum! Brands, Inc.	1,825
	Household Durables — 0.2%
38	D.R. Horton, Inc.	494
	Household Products — 2.3%
110	Procter & Gamble Co.	5,462

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Industrial Conglomerates — 1.0%
180	General Electric Co.	2,272
	Insurance — 2.5%
31	ACE Ltd., (Switzerland)	1,427
21	Axis Capital Holdings Ltd., (Bermuda)	527
45	MetLife, Inc.	1,352
15	Prudential Financial, Inc.	430
10	RenaissanceRe Holdings Ltd., (Bermuda)	496
38	Travelers Cos., Inc. (The)	1,579
		5,811
	Internet Software & Services — 2.5%
12	Google, Inc., Class A (a)	4,895
71	Yahoo!, Inc. (a)	1,014
		5,909
	IT Services — 0.4%
31	Paychex, Inc.	840
	Machinery — 3.0%
58	Caterpillar, Inc.	2,054
19	Danaher Corp.	1,083
35	Deere & Co.	1,462
66	PACCAR, Inc.	2,323
		6,922
	Media — 3.7%
36	Time Warner Cable, Inc.	1,169
144	Time Warner, Inc.	3,153
200	Walt Disney Co. (The)	4,379
		8,701
	Metals & Mining — 0.8%
45	Freeport-McMoRan Copper & Gold, Inc.	1,906
	Multiline Retail — 0.4%
19	Kohl’s Corp. (a)	846
	Multi-Utilities — 0.7%
41	Consolidated Edison, Inc.	1,506
	Oil, Gas & Consumable Fuels — 10.1%
20	Anadarko Petroleum Corp.	860
45	Apache Corp.	3,250
47	ConocoPhillips	1,940
60	Devon Energy Corp.	3,126
159	Exxon Mobil Corp.	10,596
24	Hess Corp.	1,306
44	Occidental Petroleum Corp.	2,464
		23,542
	Pharmaceuticals — 6.8%
86	Abbott Laboratories	3,617
38	Bristol-Myers Squibb Co.	738
109	Merck & Co., Inc.	2,632
228	Pfizer, Inc.	3,039
181	Schering-Plough Corp.	4,157
40	Wyeth	1,675
		15,858
	Road & Rail — 2.1%
139	Norfolk Southern Corp.	4,942
	Semiconductors & Semiconductor Equipment — 1.7%
44	Lam Research Corp. (a)	1,226
146	National Semiconductor Corp.	1,805
45	Xilinx, Inc.	919
		3,950
	Software — 3.2%
370	Microsoft Corp.	7,497
	Specialty Retail — 2.1%
25	Advance Auto Parts, Inc.	1,085
132	Staples, Inc.	2,723
61	Urban Outfitters, Inc. (a)	1,192
		5,000
	Textiles, Apparel & Luxury Goods — 1.2%
44	Nike, Inc., Class B	2,318
10	V.F. Corp.	566
		2,884
	Tobacco — 1.7%
124	Altria Group, Inc.	2,017
57	Philip Morris International, Inc.	2,052
		4,069
	Total Common Stocks (Cost $208,267)	218,269

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.6%
1,340	U.S. Treasury Note, 4.875%, 06/30/09 (k) (Cost $1,349)	1,350
	Total Long-Term Investments (Cost $209,616)	219,619

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   13

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 5.5%
	Investment Company — 5.5%
12,991	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.650% (b) (l) (m) (Cost $12,991)	12,991
	Total Investments — 99.5% (Cost $222,607)	232,610
	Other Assets in Excess of Liabilities — 0.5%	1,131
	NET ASSETS — 100.0%	$233,741

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
55	S&P 500 Index	06/30/09	$11,963	$380

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

JPMorgan Tax Aware Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 46.8%
	Collateralized Mortgage Obligations — 2.9%
	Agency CMO — 2.9%
1,467	Federal National Mortgage Association REMICS, Series 2002–36, Class FS, VAR, 0.938%, 05/25/09	1,437
234	Government National Mortgage Association, Series 2000-38, Class F, VAR, 0.847%, 05/20/09	230
	Total Collateralized Mortgage Obligations (Cost $1,701)	1,667
	Municipal Bonds — 43.9%
	Alabama — 0.9%
500	Alabama Public School & College Authority, Capital Improvement, Series D, Rev., 5.750%, 08/01/09	513
	California — 5.2%
1,000	Riverside County Transportation Commission, Sales Tax Revenue, Series A-1, Rev., VAR, 5.000%, 12/01/09	1,022
1,000	State of California, Economic Recovery, Series B, GO, VAR, 5.000%, 03/01/10	1,025
1,000	State of California, Stem Cell Research and Cures, Series A, GO, VAR, 5.168%, 05/18/09	994
		3,041
	Florida — 4.8%
1,780	Florida Housing Finance Corp., Multi-Family Mortgage, Heritage Villas, Series F, Rev., 4.000%, 10/01/10	1,794
1,000	Highlands County Health Facilities Authority, Adventist Health Hospital, Series I, Rev., VAR, 5.000%, 11/16/09	1,020
		2,814
	Illinois — 1.7%
1,000	Illinois Educational Facilities Authority, University of Chicago, Series B, Rev., VAR, 4.050%, 07/01/09	1,005
	Indiana — 1.3%
750	Purdue University, Student Fee, Series X, Rev., 5.000%, 07/01/10	787
	Kentucky — 2.0%
1,140	Pendleton County School District Finance Corp., School Building, Rev., 5.125%, 06/01/09 (p)	1,167
	Louisiana — 1.5%
900	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series B, Rev., 5.000%, 05/15/09	900
	Maine — 0.9%
500	State of Maine, General Purpose, GO, 5.000%, 01/15/10	516
	Massachusetts — 0.6%
305	Commonwealth of Massachusetts, Series A, Rev., 5.750%, 12/15/10	328
	Minnesota — 0.7%
415	South Washington County Independent School District No. 833, Series A, GO, NATL-RE, 5.600%, 02/01/10	429
	Mississippi — 1.3%
750	Mississippi Development Bank, Special Obligation, Marshall County Correctional, Series C, Rev., 5.000%, 08/01/10	779
	Pennsylvania — 10.9%
500	City of Philadelphia, Tax and Revenue, Series A, GO, TRAN, 3.500%, 06/30/09	502
1,125	Exeter Township, GO, AMBAC, 5.000%, 07/15/10	1,180
1,125	Pennsylvania Higher Educational Facilities Authority, Lasalle University, Series A, Rev., 5.000%, 05/01/10	1,132
2,000	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania, Rev., 5.000%, 08/01/10	2,084
1,500	Pennsylvania Turnpike Commission, Series A, Rev., BAN, AMBAC, 4.000%, 06/01/09	1,504
		6,402
	Puerto Rico — 1.7%
925	Children’s Trust Fund, Rev., 5.750%, 07/01/10 (p)	963
	South Carolina — 1.5%
400	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 06/01/09	394
500	York County, Pollution Control, Rev., VAR, 4.000%, 09/01/09	498
		892
	Tennessee — 0.9%
500	Sevier County Public Building Authority, Local Government Public Improvement, Series V-K1, Rev., AGC, 5.000%, 03/01/11	530
	Texas — 2.1%
1,000	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.000%, 08/01/10	992

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   15

JPMorgan Tax Aware Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — 2.1%[X_CGS]Texas — Continued
210	San Leanna Educational Facilities Corp., Saint Edwards University Project, Rev., 4.250%, 06/01/10	211
		1,203
	Virginia — 0.6%
345	Stafford County Economic Development Authority, Public Facilities Project, Rev., AGC, 5.000%, 04/01/10	359
	Washington — 5.3%
500	City of Seattle, Limited Tax, GO, 5.000%, 08/01/10	527
500	Energy Northwest, Columbia Generator Project, Series E, Rev., 4.150%, 07/01/09	502
1,050	Port of Olympia, Series B, GO, AMT, FSA, 5.000%, 12/01/10	1,087
1,000	Port of Seattle, Sub Lien, Series B, Rev., AMT, NATL-RE, FGIC, 5.500%, 09/01/09	1,013
		3,129
	Total Municipal Bonds (Cost $25,649)	25,757
	Total Long-Term Investments (Cost $27,350)	27,424
Short-Term Investments — 51.4%
	Municipal Bonds — 34.8%
	Alabama — 5.3%
1,000	Mobile Industrial Development Board, Dock & Wharf, Holnam, Inc. Project, Series A, Rev., VRDO, LOC: Bayerische Landesbank, 0.500%, 05/04/09	1,000
2,100	University of Alabama, Birmingham, Series B, Rev., VRDO, 0.520%, 05/04/09	2,100
		3,100
	Colorado — 2.4%
1,400	Colorado Housing & Finance Authority, Series A-1, Rev., VRDO, 0.500%, 05/04/09	1,400
	Florida — 3.4%
2,000	JEA, Water & Sewer Systems, Series A-2, Rev., VRDO, 0.420%, 05/04/09	2,000
	Georgia — 4.4%
2,600	De Kalb Private Hospital Authority, Children’s Healthcare, Rev., VRDO, 0.500%, 05/04/09	2,600
	Illinois — 1.7%
1,000	University of Illinois, Utility Infrastructure Projects, COP, VRDO, 0.580%, 05/04/09	1,000
	Maryland — 1.7%
1,000	Maryland Health & Higher Education Facilities Authority, Series A, Rev., VRDO, 0.350%, 05/04/09	1,000
	Massachusetts — 1.5%
865	Massachusetts Bay Transportation Authority, Massachusetts General Transportation System, Rev., VRDO, 0.500%, 05/06/09	865
	Michigan — 1.9%
1,100	Michigan State Hospital Finance Authority, Ascension Health, Series B-8, Rev., VRDO, 0.250%, 05/04/09	1,100
	Nebraska — 1.6%
979	American Public Energy Agency, Gas Supply, Series A, Rev., VRDO, 0.500%, 05/07/09	979
	North Carolina — 1.7%
1,000	Wake County, Schools, Series A, GO, VRDO, 0.470%, 05/07/09	1,000
	Rhode Island — 2.4%
1,400	Rhode Island Health & Education Building Corp., Higher Education Facility, Rev., VRDO, LOC: TD Banknorth N.A., 0.300%, 05/06/09	1,400
	Texas — 3.4%
1,000	San Antonio Empowerment Zone Development Corp., Drury Southwest Hotel Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.650%, 05/07/09	1,000
1,000	Texas Small Business Industrial Development Corp., Texas Public Facilities Capital Access, Rev., VRDO, LOC: Bank of America N.A., 0.480%, 05/06/09	1,000
		2,000
	Utah — 1.7%
1,000	Utah Housing Corp., Series E-1, Class I, Rev., VRDO, 0.500%, 05/06/09	1,000
	Wyoming — 1.7%
1,000	Sweetwater County Pollution Control, Pacificorp Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.470%, 05/06/09	1,000
	Total Municipal Bonds (Cost $20,444)	20,444

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 16.6%
9,734	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.470% (b) (l) (m) (Cost $9,734)	9,734
	Total Short-Term Investments (Cost $30,178)	30,178
	Total Investments — 98.2% (Cost $57,528)	57,602
	Other Assets in Excess of Liabilities — 1.8%	1,040
	NET ASSETS — 100.0%	$58,642

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 95.0%
	Municipal Bonds — 95.0%
	Alabama — 0.4%
8,135	Alabama Public School & College Authority, Capital Improvement, Rev., 5.000%, 12/01/16	9,249
	Arizona — 4.4%
	Arizona Health Facilities Authority, Banner Health,
2,000	Series D, Rev., 5.000%, 01/01/11	2,069
2,000	Series D, Rev., 5.000%, 01/01/12	2,086
5,000	Series D, Rev., 5.000%, 01/01/17	5,213
2,500	Series D, Rev., 5.000%, 01/01/18	2,425
3,215	Series D, Rev., 5.000%, 01/01/18	3,079
3,000	Series D, Rev., 5.500%, 01/01/18	3,121
2,500	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 1.630%, 05/07/09	1,976
1,485	Arizona Power Authority, Crossover, Special Obligation, Series A, Rev., 5.250%, 10/01/12	1,659
12,040	Arizona School Facilities Board, State School Trust, Series A, Rev., AMBAC, 5.750%, 07/01/14 (p)	14,312
5,475	Arizona State Transportation Board, Series A, Rev., GAN, 5.000%, 07/01/14	6,186
175	Arizona State University, Rev., AMBAC, 5.000%, 07/01/15	184
	City of Goodyear,
1,175	GO, FSA, 6.000%, 07/01/15	1,393
1,225	GO, FSA, 6.000%, 07/01/16	1,464
1,300	GO, FSA, 6.000%, 07/01/17	1,561
1,375	GO, FSA, 6.000%, 07/01/18	1,655
1,400	GO, FSA, 6.000%, 07/01/18	1,665
3,450	City of Phoenix, Series A, GO, 5.000%, 07/01/17	4,007
9,000	Glendale Western Loop 101 Public Facilities Corp., Series A, Rev., 7.000%, 01/01/14	9,564
850	Maricopa County Elementary School District No. 28-Kyrene Elementary, School Improvement Project 2005, Series C, GO, 5.000%, 07/01/18	917
6,760	Maricopa County Unified School District No. 4-Mesa, School Improvement Project 2005, Series C, GO, 4.250%, 07/01/14	7,289
8,130	Maricopa County Unified School District No. 69-Paradise Valley, GO, NATL-RE, FGIC, 5.200%, 07/01/16	9,105
1,500	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/19	1,651
	Scottsdale IDA,
4,615	Series A, Rev., 5.000%, 09/01/12	4,732
2,250	Series A, Rev., 5.000%, 09/01/14	2,306
1,845	Scottsdale Municipal Property Corp., Rev., 5.000%, 07/01/17	2,143
3,500	Surprise Municipal Property Corp., Rev., 4.700%, 04/01/14	2,938
		94,700
	Arkansas — 0.8%
5,650	City of Fayetteville, Sales & Use Tax, Series A, Rev., FSA, 4.750%, 11/01/16	6,077
1,815	City of Fort Smith, Water & Sewer, Rev., FSA, 5.000%, 10/01/18	1,922
8,000	State of Arkansas, Federal Highway Grant, Anticipated Tax Revenue, GO, 5.000%, 08/01/12	8,835
		16,834
	California — 10.4%
2,805	Burbank California Public Financing Authority, Golden State Redevelopment Project, Series A, Tax Allocation, FGIC, 5.000%, 12/01/17	2,696
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/18	2,042
	California Health Facilities Financing Authority, Providence Health & Services,
1,500	Series C, Rev., 6.250%, 10/01/18	1,605
2,000	Series C, Rev., 6.250%, 10/01/18	2,098
200	California Infrastructure & Economic Development Bank, Revolving Fund, Rev., 5.000%, 10/01/14	205
4,000	California Municipal Finance Authority, Waste Management, Inc. Project, Series A, Rev., VAR, 4.900%, 02/01/10	4,006
	California State Department of Water Resources,
5,000	Series A, Rev., 5.750%, 05/01/12 (p)	5,706
850	Series A, Rev., NATL-RE, 5.250%, 05/01/12	926
2,070	Series H, Rev., FSA-CR, 5.000%, 05/01/18	2,204
8,025	California State Department of Water Resources, Water Systems, Unrefunded Balance, Series J-2, Rev., 7.000%, 12/01/11	9,154
2,000	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.500%, 06/01/14	2,009
	California State Public Works Board, University of California Research Project,
1,000	Series E, Rev., 5.250%, 10/01/16	1,125

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
2,025	Series E, Rev., 5.250%, 10/01/16	2,240
3,445	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/17	1,176
4,750	City of Santa Rosa, Capital Appreciation, Series B, Rev., FSA-CR, AMBAC, Zero Coupon, 09/01/23	2,333
	City of Vallejo, Water Revenue,
1,690	Rev., NATL-RE, 5.000%, 05/01/16	1,801
1,370	Rev., NATL-RE, 5.000%, 05/01/16	1,410
750	El Camino Community College District, Election of 2002, Series B, GO, NATL-RE, FGIC, 4.250%, 08/01/12	807
	Evergreen Elementary School District,
3,000	Series A, GO, FSA, 6.000%, 08/01/13	3,469
1,090	Series A, GO, FSA, 6.000%, 08/01/16	1,297
13,000	Golden State Tobacco Securitization Corp., Series 2003 A-1, Rev., 6.750%, 06/01/13 (p)	15,203
	Golden State Tobacco Securitization Corp., Asset-Backed,
3,550	Series A-1, Rev., 4.500%, 06/01/17	2,866
2,000	Series A-2, Rev., 7.900%, 06/01/13 (p)	2,423
1,350	Series A-4, Rev., 7.800%, 06/01/13 (p)	1,630
4,765	Golden State Tobacco Securitization Corp., Enhanced Asset-Backed, Series B, Rev., AMBAC, 5.000%, 06/01/13 (p)	5,249
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.500%, 08/01/20	2,781
	Grossmont-Cuyamaca Community College District, Capital Appreciation,
5,640	GO, AGC, Zero Coupon, 08/01/14	4,930
5,845	GO, AGC, Zero Coupon, 08/01/15	4,887
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	4,113
250	Los Altos School District, GO, AMBAC, 5.000%, 08/01/16	263
	Los Angeles Department of Airports, Ontario International,
2,790	Series A, Rev., NATL-RE, 4.500%, 05/15/10	2,847
3,080	Series A, Rev., NATL-RE, 4.500%, 05/15/12	3,169
	Los Angeles Unified School District,
1,000	Series A-1, GO, FSA, 5.000%, 07/01/17	1,086
2,750	Series B, GO, FGIC, 4.750%, 07/01/16	2,830
5,000	Menlo Park Community Development Agency, Las Pulgas Community Development Project, Tax Allocation, AMBAC, 5.500%, 06/01/10 (p)	5,366
1,220	San Diego Unified School District, Election of 1998, Series F-1, GO, FSA, 5.250%, 07/01/28	1,296
1,000	San Luis Obispo County Financing Authority, Nacimento Water Project, Series A, Rev., NATL-RE, 5.000%, 09/01/17	1,035
	Santa Monica Community College District, Election of 2007,
2,500	Series C, GO, NATL-RE, FGIC, Zero Coupon, 08/01/11	2,399
1,500	Series C, GO, NATL-RE, FGIC, Zero Coupon, 08/01/12	1,400
2,700	Saugus Union School District, GO, NATL-RE, FGIC, 5.250%, 08/01/20	2,920
3,110	Simi Valley School Financing Authority, Rev., FSA, 5.000%, 08/01/17	3,351
	State of California,
3,775	GO, 5.000%, 02/01/14 (p)	4,317
1,000	GO, 5.000%, 08/01/16	1,090
7,500	GO, 5.000%, 02/01/17	7,379
18,945	GO, 5.125%, 02/01/14 (p)	21,772
7,830	State of California, Economic Recovery, Series A, GO, 5.250%, 07/01/14	8,707
	State of California, Various Purpose,
1,720	GO, 5.000%, 03/01/16	1,872
940	GO, 5.000%, 04/01/16	1,023
6,310	GO, 5.000%, 04/01/17	6,815
5,000	GO, 5.000%, 04/01/19	5,205
10,000	GO, 5.500%, 04/01/18	10,994
5,000	GO, 5.500%, 04/01/19	5,454
5,000	GO, 5.500%, 04/01/19	5,319
5,000	GO, 5.625%, 04/01/19	5,155
	University of California,
5,285	Series O, Rev., 5.750%, 05/15/19	5,659
5,000	Series O, Rev., 5.750%, 05/15/19	5,342
6,045	University of California Regents Medical Center, Series A, Rev., NATL-RE, 4.750%, 05/15/15	6,192
1,000	University of California, Unrefunded Balance, UCLA Medical Center, Series B, Rev., AMBAC, 5.500%, 05/15/14	1,016
		223,664

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Colorado — 2.1%
7,230	Arapahoe County School District No. 5 Cherry Creek, Improvement, GO, FSA, 5.000%, 12/15/13	8,283
5,000	Colorado Health Facilities Authority, Catholic Health, Series A, Rev., 5.500%, 03/01/12 (p)	5,556
8,000	Colorado Higher Education, COP, 5.500%, 11/01/18	8,349
1,000	Denver City & County, Airport, Series B, Rev., AMT, NATL-RE, FGIC, 5.000%, 11/15/14	1,020
1,660	Highlands Ranch Metropolitan District, Family & Children’s Fund Bonds, GO, 5.000%, 12/01/10	1,764
10,000	Jefferson County School District R-001, Series A, GO, FSA, 5.250%, 12/15/12	11,276
1,225	Platte River Power Authority, Series HH, Rev., 5.000%, 06/01/19	1,341
5,000	Regional Transportation District, Fastracks Project, Series A, Rev., AMBAC, 5.000%, 11/01/16 (p)	5,901
1,000	Superior Metropolitan District No. 1, Rev., AMBAC, 5.000%, 12/01/15	926
		44,416
	Connecticut — 2.2%
	City of Greenwich,
325	GO, 4.000%, 06/01/18	338
500	GO, 4.000%, 06/01/18	515
300	GO, 4.750%, 06/01/18	348
200	GO, 5.000%, 06/01/18	229
1,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University, Series I, Rev., NATL-RE, 5.000%, 07/01/17	1,019
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.250%, 08/01/19	280
1,290	Series A, Rev., NATL-RE, 5.250%, 08/01/20	1,416
	State of Connecticut,
3,000	GO, 5.000%, 03/15/14	3,422
3,500	Series B, GO, AMBAC, 5.250%, 06/01/19	4,128
12,990	Series B, GO, NATL-RE, 5.000%, 12/01/12	14,618
10,235	Series B, GO, NATL-RE, 5.000%, 06/01/14	11,721
8,375	State of Connecticut, Transportation Infrastructure, Series B, Special Tax, FSA, 5.375%, 10/01/10	8,907
		46,941
	Delaware — 0.4%
1,675	Delaware Transportation Authority, Motor Fuel Tax Revenue, Unrefunded Balance, Series B, Rev., AMBAC, 5.000%, 07/01/12	1,844
1,000	State of Delaware, Series C, GO, 5.000%, 03/01/21	1,163
6,000	University of Delaware, Series A, Rev., VAR, 2.000%, 06/01/11	6,015
		9,022
	District of Columbia — 0.2%
4,185	District of Columbia, Unrefunded Balance, Series A, GO, FSA, 5.500%, 06/01/09	4,240
	Florida — 4.4%
4,900	City of Gainesville, Utilities System, Series A, Rev., FSA, 5.000%, 10/01/15 (p)	5,733
7,060	Florida State Board of Education, Lottery, Series B, Rev., NATL-RE, FGIC, 5.250%, 07/01/11	7,316
200	Florida State Department of Environmental Protection, Series A, Rev., NATL-RE, FGIC, 5.750%, 07/01/10	209
	Florida State Department of Environmental Protection, Florida Forever,
1,125	Series A, Rev., 5.000%, 07/01/10	1,168
3,140	Series A, Rev., NATL-RE, 5.375%, 07/01/12	3,414
5,000	Series C, Rev., AMBAC, 5.000%, 07/01/13	5,282
3,405	Florida State Department of General Services, Facilities Pool, Series A, Rev., AMBAC, 5.000%, 09/01/14	3,744
5,000	Highlands County Health Facilities Authority, Adventist Sunbelt, Series A, Rev., 6.000%, 11/15/11 (p)	5,551
10,000	Lee County, Airport, Series B, Rev., FSA, 5.750%, 10/01/10 (p)	10,814
110	Lee County, Capital Improvement & Transition, Rev., AMBAC, 5.000%, 10/01/13	115
2,000	Lee County, Transitional Facilities, Series A, Rev., AMBAC, 5.250%, 10/01/10	2,097
5,000	Miami-Dade County, Entitlement, Rev., NATL-RE, FGIC, 5.000%, 08/01/10	5,174
2,560	Miami-Dade County, Health Facilities Authority, Miami Children’s Hospital, Series A, Rev., AMBAC, 5.625%, 08/15/11 (p)	2,824
	Miami-Dade County, School Board,
2,500	Series A, COP, NATL-RE, FGIC, 5.000%, 05/01/17	2,581
3,405	Series D, COP, FSA-CR, FGIC, 5.000%, 08/01/13	3,442
	Miami-Dade County, Water & Sewer Systems,
5,000	Rev., XLCA, 5.000%, 10/01/17	5,202

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Florida — Continued
6,000	Series B, Rev., FSA, 5.000%, 10/01/14	6,603
15,180	Series B, Rev., FSA, 5.000%, 10/01/15	16,699
3,955	Palm Beach County, School Board, Series D, COP, FSA, 5.250%, 08/01/12	4,295
135	State of Florida, Department of Transportation, Right of Way, Series A, GO, 5.000%, 07/01/14	151
2,500	Tampa Bay Water Florida Utility System Revenue, Regional Water Supply Authority, Rev., NATL-RE, FGIC, 5.250%, 10/01/16	2,822
		95,236
	Georgia — 5.5%
2,650	Bryan County School District, Sales Tax, GO, 5.000%, 08/01/10	2,786
500	De Kalb County School District, Series A, GO, 6.250%, 07/01/10 (p)	533
1,025	Fulton County School District, GO, 6.375%, 05/01/12	1,169
	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds,
7,375	Rev., NATL-RE, 5.000%, 06/01/16	8,399
2,000	Rev., NATL-RE, 5.000%, 06/01/16	2,247
5,000	Series A, Rev., 5.000%, 06/01/15	5,627
10,000	Series A, Rev., FSA, 5.000%, 06/01/18	11,320
	Gwinnett County School District,
2,500	GO, 5.000%, 02/01/11	2,678
7,500	GO, 5.000%, 02/01/13	8,466
3,335	Gwinnett County Water & Sewerage Authority, Rev., 5.000%, 08/01/18	3,861
5,700	Municipal Electric Authority of Georgia, Series B, Rev., 6.250%, 01/01/17	6,619
	Newton County School District,
1,400	GO, 5.000%, 04/01/11	1,503
2,300	GO, 5.000%, 04/01/12	2,533
1,535	Peach County, Sales Tax, GO, 5.000%, 07/01/12	1,675
1,050	Private Colleges & Universities Authority, Emory University, Rev., 5.000%, 09/01/19 (w)	1,211
	State of Georgia,
5,030	Series A, GO, 5.000%, 09/01/12	5,644
3,425	Series A, GO, 5.000%, 09/01/15	3,959
11,245	Series A-1, GO, 5.000%, 07/01/12	12,562
1,000	Series B, GO, 5.750%, 08/01/17	1,225
14,960	Series C, GO, 5.000%, 07/01/17	17,611
1,120	Series C, GO, 5.500%, 07/01/12	1,267
10,000	Series C, GO, 5.500%, 07/01/14	11,636
2,000	Series C, GO, 6.000%, 07/01/10	2,123
1,700	Series D, GO, 5.250%, 10/01/11	1,872
		118,526
	Hawaii — 1.7%
	City & County of Honolulu, Second Bond Resolution,
2,500	Series A, Rev., FSA, 5.000%, 07/01/18	2,647
3,740	Series A, Rev., FSA, 5.000%, 07/01/18	3,932
4,915	Series A, Rev., FSA, 5.000%, 07/01/18	5,073
2,740	Series A, Rev., FSA, 5.000%, 07/01/18	2,852
	State of Hawaii,
1,500	Rev., 5.000%, 01/01/15	1,705
2,575	Rev., 5.000%, 01/01/19	2,928
5,515	Series CY, GO, FSA, 5.750%, 02/01/14	6,408
10,000	Series DD, GO, NATL-RE, 5.250%, 05/01/14	10,716
		36,261
	Idaho — 0.9%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/18	8,528
6,885	Idaho State Building Authority, Capitol Project, Rev., NATL-RE, FGIC, 5.000%, 09/01/14	7,610
2,800	University of Idaho, Series A, Rev., VAR, FSA, 4.375%, 04/01/11	2,877
		19,015
	Illinois — 1.4%
3,200	Chicago Housing Authority, Rev., 5.375%, 07/01/12 (p)	3,603
5,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AGC-ICC, AMBAC, 5.000%, 01/01/16	5,045
2,500	Chicago Transit Authority, Federal Transit Administration, Section 5307, Rev., AMBAC, 5.000%, 12/01/16	2,689
140	City of Chicago, Series A, GO, FSA, 5.000%, 01/01/13	153
5,000	City of Chicago, Emergency Telephone System, GO, NATL-RE, FGIC, 5.250%, 01/01/14	5,549
3,000	City of Chicago, Sales Tax, Rev., FSA, 5.000%, 07/01/15	3,287
5,000	City of Chicago, Skyway Toll, Rev., AMBAC, 5.500%, 01/01/11 (p)	5,421
1,125	City of Chicago, Wastewater Transmission, Series A, Rev., BHAC, 5.250%, 01/01/18	1,167
100	Metropolitan Pier & Exposition Authority, Series 2002-A, Rev., FGIC, 5.500%, 06/15/18 (p)	118

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Illinois — Continued
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	871
1,160	State of Illinois, Sales Tax, Rev., 5.000%, 06/15/11	1,249
195	Will County School District No. 122, Series 2004-A, GO, FSA, 6.500%, 11/01/10 (p)	212
		29,364
	Indiana — 0.8%
2,125	Center Grove 2000 Building Corp., First Mortgage, Rev., NATL-RE, FGIC, 5.250%, 07/10/15	2,230
1,000	Hamilton Heights School Corp., First Mortgage, Rev., FSA, 5.000%, 01/15/13	1,110
160	Indiana Bond Bank, Special Program, Series D, Rev., FSA, 5.000%, 02/01/16	174
100	Indiana State Office Building Commission, Museum Facilities, Rev., NATL-RE, 5.000%, 07/01/09	101
5,205	Indianapolis Local Public Improvement Bond Bank, Series 2005-E, Rev., AMBAC, 5.000%, 01/01/15	5,654
3,570	Purdue University, Student Facilities Systems, Series A, Rev., 5.250%, 07/01/20	4,058
	South Bend Community School Corp., First Mortgage,
1,000	Rev., FSA, 4.000%, 07/05/11	1,058
1,350	Rev., FSA, 5.000%, 07/05/14	1,525
855	Rev., FSA, 5.000%, 01/05/16	968
1,030	Rev., FSA, 5.000%, 07/05/17	1,171
		18,049
	Iowa — 0.4%
7,820	Tobacco Settlement Authority of Iowa, Asset Backed, Series B, Rev., 5.600%, 06/01/11 (p)	8,514
	Kansas — 2.2%
21,045	City of Olathe & County of Labette, Capital Accumulator, Series A, Rev., Zero Coupon, 02/01/16 (p)	17,173
1,745	Kansas Development Finance Authority, Kansas Transitional Revolving Fund, Rev., 5.000%, 10/01/15	1,959
5,000	Kansas State Department of Transportation, Series A, 5.000%, 09/01/13	5,697
9,015	Reno Sedgwick Finney Counties, Capital Accumulator, Rev., NATL-RE, Zero Coupon, 04/01/16 (p)	7,315
	Wyandotte County-Kansas City Unified Government,
8,930	Series 2004, Rev., AMBAC, 5.650%, 09/01/12	9,842
3,755	Series 2004, Rev., AMBAC, 5.650%, 09/01/14	4,281
		46,267
	Kentucky — 0.8%
	Kentucky State Property & Buildings Commission, Project No. 79,
5,000	Rev., NATL-RE, 5.000%, 10/01/13 (p)	5,725
4,030	Rev., NATL-RE, 5.125%, 10/01/13 (p)	4,635
1,000	Kentucky State Property & Buildings Commission, Project No. 89, Rev., FSA, 5.000%, 11/01/18	1,019
165	Kentucky State Property & Buildings Commission, Road Fund, Project No. 73, Rev., 5.250%, 11/01/09 (p)	169
4,050	Kentucky Turnpike Authority, Revitalization Project, Series A, Rev., AMBAC, 5.500%, 07/01/12	4,516
		16,064
	Louisiana — 0.2%
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	2,914
3,270	Louisiana Public Facilities Authority, CR, Multi-Family Housing, Series A, Rev., Zero Coupon, 02/01/20 (p)	2,131
		5,045
	Maryland — 2.5%
1,430	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, Rev., 6.750%, 07/01/10 (p)	1,546
2,665	Maryland National Capital Park & Planning Commission, Park Acquisition & Development, Series EE-2, GO, 5.000%, 01/15/14	3,029
1,000	Maryland State Economic Development Corp., University of Maryland College Park Project, Rev., 6.000%, 06/01/13 (p)	1,177
1,490	Maryland Water Quality Financing Administration Revolving Loan Fund, Rev., 5.000%, 03/01/14	1,684
6,635	State of Maryland, Capital Improvement, Series A, GO, 5.250%, 02/15/14	7,659
1,150	State of Maryland, State & Local Facilities Loan, Capital Improvement, Series A, GO, 5.500%, 08/01/13	1,336
	State of Maryland, State & Local Facilities Loan, Second Series,
8,080	GO, 5.000%, 08/01/11	8,804

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Maryland — Continued
6,700	GO, 5.000%, 08/01/13	7,480
8,000	GO, 5.000%, 08/01/15	9,342
10,000	Series A, GO, 5.000%, 08/01/10	10,544
		52,601
	Massachusetts — 4.7%
	Boston Housing Authority,
1,790	Rev., FSA, 5.000%, 04/01/15	2,003
1,770	Rev., FSA, 5.000%, 04/01/17	1,980
9,000	Commonwealth of Massachusetts, Series A, GO, 5.250%, 08/01/19	10,505
	Commonwealth of Massachusetts, Consolidated Lien,
3,050	Series C, GO, FSA, 5.500%, 11/01/10	3,260
4,100	Series C, GO, NATL-RE, FGIC, 5.500%, 11/01/13	4,750
10,000	Series C, GO, NATL-RE, FGIC, 5.500%, 11/01/14	11,690
20,450	Series D, GO, NATL-RE, 5.250%, 11/01/11 (p)	22,332
5,000	Series E, GO, AMBAC, 5.000%, 11/01/16 (p)	5,901
2,000	Commonwealth of Massachusetts, Federal Highway, Series A, Rev., NATL-RE-IBC, GAN, 5.750%, 12/15/10	2,132
14,900	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.000%, 01/01/14 (p)	16,671
	Massachusetts Development Finance Agency, College of the Holy Cross,
1,000	Series B, Rev., 5.000%, 09/01/18	1,097
1,000	Series B, Rev., 5.000%, 09/01/18	1,084
1,100	Series B, Rev., 5.000%, 09/01/18	1,178
10,000	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series A, Rev., 5.000%, 07/01/14	11,530
3,840	Massachusetts School Building Authority, Series A, Rev., FSA, 5.000%, 08/15/15	4,078
		100,191
	Michigan — 1.4%
1,000	Brandon School District, School Building & Site, GO, FSA, 5.000%, 05/01/16	1,098
540	City of Detroit, Sewer Systems, Senior Lien, Series C, Rev., NATL-RE, FGIC, 5.250%, 07/01/16	556
250	City of Detroit, Water Supply System, Second Lien, Series A, Rev., NATL-RE, 5.250%, 07/01/16	239
5,900	City of Detroit, Water Supply System, Senior Lien, Series B, Rev., NATL-RE, 5.000%, 07/01/13	6,175
8,000	Detroit City School District, School Building & Site Improvement, Series A, GO, FGIC, 5.000%, 05/01/13 (p)	9,035
3,000	Kent Hospital Finance Authority, Spectrum Health, Series A, Rev., VAR, 5.000%, 01/15/12	3,078
3,000	State of Michigan, GO, 5.500%, 12/01/13	3,287
185	State of Michigan, Clean Michigan Initiative Program, GO, 5.000%, 11/01/09 (p)	189
5,000	State of Michigan, Environmental Program, Series A, GO, 5.250%, 05/01/13 (p)	5,718
1,400	State of Michigan, Trunk Line Fund, Series B, Rev., FSA, 5.000%, 09/01/15	1,562
		30,937
	Minnesota — 1.8%
2,915	City of Minneapolis, Convention Center, Series B, GO, 5.000%, 04/01/12	3,231
8,650	Minnesota Public Facilities Authority, Series B, Rev., 5.000%, 03/01/13	9,762
	State of Minnesota,
5,000	GO, 5.000%, 08/01/16	5,872
10,000	GO, FSA, 5.000%, 08/01/13	10,616
6,760	Series C, GO, 5.000%, 08/01/16	7,939
1,000	University of Minnesota, Series C, Rev., 5.000%, 12/01/18 (w)	1,156
		38,576
	Mississippi — 0.9%
15,750	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	12,567
5,760	State of Mississippi, Series A, GO, 5.000%, 10/01/14	6,592
		19,159
	Missouri — 2.3%
	Cass County Reorganized School District No. R-2,
1,000	GO, 5.000%, 03/01/16	1,098
1,000	GO, 5.000%, 03/01/16	1,070
14,000	Missouri State Board of Public Buildings, Series A, Rev., 5.000%, 10/15/13	15,349
2,500	Missouri State Highways & Transit Commission, Series A, Rev., 5.000%, 02/01/12	2,731
	Missouri State Highways & Transit Commission, First Lien,
3,000	Series A, Rev., 5.000%, 05/01/13	3,396
7,000	Series A, Rev., 5.000%, 05/01/16	8,029
6,000	Series B, Rev., 5.000%, 05/01/16	6,520

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Missouri — Continued
5,000	Missouri State Highways & Transit Commission, Second Lien, Rev., 5.000%, 05/01/16	5,808
5,000	Missouri State Highways & Transit Commission, Senior Lien, Rev., 5.000%, 02/01/16	5,789
		49,790
	Nebraska — 0.9%
7,000	City of Lincoln, Electrical Systems, Rev., 5.000%, 09/01/12	7,812
	Nebraska Public Power District,
250	Series B, Rev., FSA, 5.000%, 01/01/17	273
600	Series B, Rev., FSA, 5.000%, 07/01/17	649
2,500	Series C, Rev., NATL-RE, FGIC, 5.000%, 01/01/16	2,709
	University of Nebraska Facilities Corp., Deferred Maintenance,
3,625	Rev., AMBAC, 5.000%, 07/15/16	4,001
3,715	Rev., AMBAC, 5.000%, 07/15/16	4,050
		19,494
	Nevada — 1.9%
3,795	Clark County School District, Series C, GO, FSA, 5.000%, 12/15/15 (p)	4,451
	Clark County, Flood Control,
7,175	GO, 5.000%, 11/01/10	7,559
5,450	GO, 5.000%, 11/01/13	6,051
	Nevada System of Higher Education,
5,785	Series B, Rev., AMBAC, 5.000%, 01/01/16	6,041
6,075	Series B, Rev., AMBAC, 5.000%, 01/01/16	6,296
5,000	State of Nevada, Projects R9-A-R13-F, GO, FSA, 5.000%, 06/01/15	5,116
5,000	Truckee Meadows Water Authority, Rev., FSA, 5.000%, 07/01/16	5,508
		41,022
	New Jersey — 1.6%
140	Essex County Improvement Authority, County Correctional Facilities Project, Rev., FGIC CNTY GTD, 5.750%, 10/01/10 (p)	150
	Garden State Preservation Trust,
1,000	Series A, Rev., FSA, 5.250%, 11/01/13 (p)	1,157
6,000	Series A, Rev., FSA, 5.800%, 11/01/15	7,051
5,000	New Jersey EDA, Cigarette Tax, Rev., AGC-ICC, 5.375%, 06/15/14	4,994
7,570	New Jersey Environmental Infrastructure Trust, Series A, Rev., 5.000%, 09/01/15	8,702
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series C, Rev., FSA-CR, 5.500%, 06/15/13 (p)	5,785
3,000	State of New Jersey, Series N, GO, AMBAC, 5.500%, 07/15/14	3,470
1,995	Sussex County Municipal Utilities Authority, Capital Appreciation, Series B, Rev., FSA, Zero Coupon, 12/01/20	1,214
3,075	Tobacco Settlement Financing Corp., Series 1A, Rev., 4.500%, 06/01/17	2,583
		35,106
	New Mexico — 1.5%
5,000	Albuquerque Municipal School District No. 12, GO, 5.000%, 08/01/14	5,731
	New Mexico Finance Authority, Senior Lien,
7,000	Series A, Rev., NATL-RE, 5.250%, 06/15/14	7,755
1,625	Series B, Rev., 5.000%, 06/01/18	1,747
1,690	Series B, Rev., 5.000%, 06/01/18	1,803
1,820	Series B, Rev., 5.000%, 06/01/18	1,902
1,965	Series B, Rev., 5.000%, 06/01/18	2,021
10,735	State of New Mexico, Series A-1, Rev., 4.000%, 07/01/13	11,456
		32,415
	New York — 9.6%
	Briarcliff Manor, Public Improvement,
285	Series A, GO, FSA, 5.000%, 09/01/13	324
100	Series A, GO, FSA, 5.000%, 09/01/14	115
2,860	City of New York, Series F, GO, 6.000%, 01/15/13	3,010
3,000	Erie County Industrial Development Agency, City of Buffalo School District Project, Series A, Rev., FSA, 5.750%, 05/01/18	3,262
1,550	Erie County Water Authority, Rev., 5.000%, 12/01/16	1,773
5,000	Long Island Power Authority, Series A, Rev., 5.250%, 04/01/19	5,414
1,150	Massapequa Union Free School District, GO, 4.000%, 06/15/12 (w)	1,233
	Metropolitan Transportation Authority,
1,000	Series 2008-C, Rev., 6.500%, 11/15/18	1,103
6,000	Series A, Rev., AMBAC, 5.500%, 11/15/14	6,669
5,000	Series A, Rev., FGIC, 5.250%, 11/15/11 (p)	5,509
1,040	Series A, Rev., FGIC, 6.125%, 04/01/10 (p)	1,094
5,000	Series A, Rev., NATL-RE, 5.250%, 10/01/10 (p)	5,328
7,135	Series B, Rev., NATL-RE, 5.000%, 11/15/16	7,748
	New York City Municipal Water Finance Authority,
15,400	Rev., 5.500%, 06/15/10 (p)	16,414
380	Series AA, Rev., 5.000%, 06/15/17	424

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
2,500	Series CC, Rev., 5.000%, 06/15/18	2,527
5,985	Series DD, Rev., 4.500%, 06/15/18	5,562
2,500	New York City Municipal Water Finance Authority, Second Generation Resolution, Series BB, Rev., 5.000%, 06/15/16	2,754
395	New York City Transitional Finance Authority, Sub Series A-2, Rev., 5.000%, 11/01/15	432
400	New York City Transitional Finance Authority, Fiscal Year 2007, Series S-1, Rev., NATL-RE, FGIC, 5.000%, 07/15/16	432
	New York City Transitional Finance Authority, Future Tax Secured,
11,285	Series C, Rev., 5.875%, 05/01/10 (p)	12,003
5,340	New York State Dormitory Authority, Columbia University, Series B, Rev., 5.000%, 07/01/15	6,198
	New York State Dormitory Authority, Education,
10,000	Series A, Rev., 5.000%, 03/15/18	10,862
4,000	Series A, Rev., 5.000%, 03/15/19	4,281
6,500	Series C, Rev., 5.000%, 12/15/16	6,969
	New York State Dormitory Authority, Mental Health Services Facilities Improvement,
3,600	Series D, Rev., FSA, 5.000%, 02/15/14	3,909
2,220	Series D, Rev., FSA, 5.000%, 08/15/14	2,422
510	Series D, Rev., FSA, 5.000%, 02/15/17	540
	New York State Dormitory Authority, School Districts, Building Finance Program,
400	Series A, Rev., NATL-RE, 5.000%, 10/01/13	434
510	Series A, Rev., NATL-RE, 5.000%, 10/01/14	553
675	Series A, Rev., NATL-RE, 5.000%, 10/01/15	729
1,360	Series A, Rev., NATL-RE, 5.000%, 10/01/16	1,431
3,000	New York State Dormitory Authority, State University Educational Facilities, Rev., FGIC, 5.250%, 05/15/10 (p)	3,177
4,395	New York State Dormitory Authority, University Dorm Facilities, Series A, Rev., 5.000%, 07/01/18	4,471
	New York State Environmental Facilities Corp.,
1,010	Rev., FSA, 5.750%, 06/15/12	1,131
1,000	Series A, Rev., 5.000%, 12/15/17	1,107
2,430	Series A, Rev., 5.250%, 12/15/18	2,782
1,165	Series E, Rev., NATL-RE, 6.000%, 06/15/10	1,227
10,225	New York State Environmental Facilities Corp., New York City Municipal Project, Revolving Funds, Series C, Rev., 5.000%, 06/15/17	11,029
2,250	New York State Environmental Facilities Corp., New York City Municipal Water Financing Authority, Series A, Rev., 5.000%, 06/15/16	2,474
5,000	New York State Environmental Facilities Corp., Revolving Funds, Series B, Rev., 5.000%, 06/15/13	5,586
	New York State Thruway Authority,
5,000	Series A, Rev., 5.250%, 03/15/19	5,689
5,000	Series A, Rev., 5.500%, 03/15/12 (p)	5,590
2,535	Series B, Rev., AMBAC, 5.000%, 10/01/15	2,732
15,000	New York State Urban Development Corp., Service Contract, Series B, Rev., 5.250%, 07/01/18	15,294
200	Sachem Central School District of Holbrook, GO, NATL-RE, FGIC, 5.000%, 10/15/16	229
5,000	Sales Tax Asset Receivables Corp., Series A, Rev., AMBAC, 5.250%, 10/15/14	5,214
5,000	Tobacco Settlement Financing Authority, Asset-Backed, Series B, Rev., 5.000%, 06/01/11	5,248
5,000	Triborough Bridge & Tunnel Authority, Series B, Rev., 5.250%, 11/15/12	5,391
5,000	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., VAR, 0.00%, 07/15/17 (p)	6,394
		206,223
	North Carolina — 1.6%
	City of High Point,
1,000	Rev., FSA, 5.000%, 11/01/18	1,050
1,170	Rev., FSA, 5.000%, 11/01/18	1,220
1,020	Iredell County, School Project, COP, AMBAC, 5.000%, 06/01/16	1,140
2,950	Mecklenburg County, Public Improvement, Series B, GO, 5.000%, 02/01/15	3,415
2,500	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.250%, 01/01/18	2,655
225	North Carolina Municipal Power Agency No. 1, Catawba Electric, Rev., NATL-RE, 6.000%, 01/01/11	239
	State of North Carolina,
6,755	Rev., NATL-RE, 5.000%, 03/01/12	7,376
4,155	Series A, GO, 5.000%, 05/01/19	4,596
10,000	Series B, GO, 5.000%, 04/01/14	11,472
		33,163
	Ohio — 2.3%
5,000	American Municipal Power - Ohio, Inc., Prepayment, Series A, Rev., 5.000%, 02/01/10	4,983

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   25

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
15,020	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	11,791
	City of Cleveland,
1,715	Rev., FSA, 5.250%, 09/15/18	1,888
1,390	Series A, GO, AMBAC, 5.000%, 10/01/14	1,538
7,780	City of Columbus, Limited Tax, Series 2, GO, 5.000%, 07/01/14	8,810
2,000	City of Columbus, Various Purpose, Series D, GO, 5.000%, 12/15/11	2,198
200	Franklin County Convention Facilities Authority, Tax & Lease Revenue Anticipated Bonds, Rev., AMBAC, 5.000%, 12/01/15	218
5,725	Franklin County, Various Purpose, GO, 5.000%, 12/01/18	6,619
200	Greater Cleveland Regional Transit Authority, Capital Improvement, Series A, GO, NATL-RE, 5.625%, 12/01/11 (p)	223
225	Kettering City School District, School Improvement, GO, FSA, 5.000%, 12/01/14	235
3,000	State of Ohio, Common Schools, Series B, GO, 5.000%, 03/15/14	3,329
3,260	State of Ohio, Higher Education, Series II-A, Rev., NATL-RE-IBC, 5.500%, 12/01/10	3,492
2,700	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/17	3,001
		48,325
	Oregon — 1.9%
5,000	City of Portland, Sewer Systems, Series A, Rev., FGIC, 5.750%, 08/01/10 (p)	5,319
2,000	City of Portland, Sewer Systems, First Lien, Series A, Rev., FSA, 5.000%, 10/01/10	2,116
1,500	Clackamas County, School District No. 12, GO, FSA GTY, 5.000%, 06/15/18	1,741
1,500	Deschutes County Administrative School, District No. 1, GO, FSA, 5.000%, 06/15/11	1,624
	Oregon State Department of Administrative Services,
10,060	Rev., FSA, 5.000%, 09/01/12	11,213
3,425	Series A, COP, 5.000%, 05/01/19	3,730
3,350	Series A, COP, 5.000%, 05/01/19	3,603
6,965	Series A, COP, 5.000%, 05/01/19	7,410
1,250	Oregon State Department of Transportation, Senior Lien, Series C, Rev., 5.000%, 11/15/17	1,447
2,055	Portland Community College District, GO, 5.000%, 06/15/13	2,328
		40,531
	Pennsylvania — 4.8%
9,265	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.000%, 11/01/14	10,066
5,500	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/14	5,846
1,000	Allegheny Valley Joint School District, Series A, GO, NATL-RE, 5.000%, 11/01/14	1,070
5,000	Altoona City Authority, Rev., FSA, 5.250%, 11/01/18	5,706
2,165	Central Bucks School District, GO, NATL-RE, FGIC, 5.000%, 05/15/15	2,494
7,135	Chester County, GO, 5.000%, 07/15/17	7,859
	City of Pittsburgh,
5,850	Series A, GO, FSA, 5.000%, 09/01/11	6,204
9,475	Series A, GO, FSA, 5.000%, 09/01/12	10,161
	Commonwealth of Pennsylvania, First Series,
1,000	GO, 5.000%, 10/01/13	1,140
14,865	GO, 5.000%, 05/15/18	17,268
10,335	Series A, GO, 5.000%, 11/01/17	11,248
4,000	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 01/01/16	4,327
5,545	East Stroudsburg Area School District, GO, FSA, 5.000%, 09/01/17	5,976
1,315	Haverford Township School District, GO, FSA, 5.250%, 03/15/16	1,508
1,060	Marple Newtown School District, GO, FSA, 5.000%, 03/01/16	1,185
	Pennsylvania State University,
1,250	Series A, Rev., 5.000%, 03/01/19 (w)	1,385
2,000	Series A, Rev., 5.000%, 03/01/19 (w)	2,193
	Pennsylvania Turnpike Commission,
1,100	Series A, Rev., FSA, 5.250%, 07/15/22	1,211
2,070	Series A, Rev., FSA-CR-AMBAC, 5.000%, 12/01/16	2,294
3,000	Sayre Health Care Facilities Authority, Guthrie Health, Rev., VAR, 1.625%, 06/01/09	1,580
2,050	Seneca Valley School District, GO, FSA, 5.000%, 07/01/13	2,296
		103,017
	Puerto Rico — 0.3%
5,000	Puerto Rico Public Buildings Authority, Rev., CIFG-TCRS, 5.250%, 07/01/12 (p)	5,529

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Carolina — 2.1%
200	Charleston County, Public Facilities Corp., COP, NATL-RE, 5.000%, 06/01/12	218
2,220	City of Charleston, Waterworks & Sewer System, Series A, Rev., 5.000%, 01/01/19 (w)	2,428
	City of Columbia, Waterworks & Sewer System,
1,000	Rev., 5.700%, 02/01/10	1,038
1,960	Rev., 6.000%, 02/01/10 (p)	2,041
	Piedmont Municipal Power Agency,
13,185	Series A3, Rev., AGC, 5.000%, 01/01/17	14,431
7,000	Series A3, Rev., AGC, 5.000%, 01/01/18	7,615
3,025	Scago Educational Facilities Corp. for Colleton School District, Rev., FSA, 5.000%, 12/01/16	3,026
15,000	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 06/01/09	14,791
		45,588
	Tennessee — 1.1%
2,325	City of Memphis, General Improvement, GO, NATL-RE, 5.250%, 10/01/18	2,676
2,070	City of Memphis, Sewer System, Rev., FSA, 5.000%, 05/01/17	2,405
5,000	Memphis-Shelby County Sports Authority, Inc., Memphis Arena Project, Series B, Rev., AMBAC, 5.500%, 11/01/12 (p)	5,706
1,000	Metropolitan Government Nashville & Davidson County, Series A, GO, NATL-RE, 5.000%, 01/01/16	1,148
8,190	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Building, Vanderbilt University, Series A, Rev., 5.000%, 10/01/18	9,280
3,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.000%, 09/01/13	2,829
		24,044
	Texas — 7.1%
12,700	Bell County, Limited Tax Note, GO, 5.000%, 02/15/12	13,641
1,075	Bexar County, GO, 5.250%, 06/15/17	1,175
200	City of Dallas, Waterworks & Sewer System Improvements, Rev., FSA, 5.375%, 10/01/12	226
4,485	City of Garland, Series A, GO, 5.000%, 02/15/18	4,796
5,000	City of Houston, Junior Lien, Series B, Rev., AMBAC, 5.750%, 12/01/12 (p)	5,738
200	City of Laredo, International Tool Bridge, Series B, Rev., FSA, 5.000%, 10/01/13	223
4,000	City of San Antonio, Electric & Gas, Series B, Rev., 5.000%, 02/01/13	4,430
1,000	Clear Creek Independent School District, School Building, GO, 5.250%, 02/15/18 (w)	1,066
185	Collin County, Tax Refund, GO, 5.000%, 02/15/15	200
6,020	Colorado River Municipal Water District, Water System, Rev., AMBAC, 5.375%, 01/01/13	6,566
	Dallas Area Rapid Transit, Senior Lien,
4,620	Rev., 5.000%, 12/01/18	5,037
3,000	Rev., 5.250%, 12/01/18	3,025
8,935	Rev., AMBAC, 5.000%, 12/01/11 (p)	9,809
3,000	Dallas County Community College District, GO, 5.000%, 02/15/14	3,400
	Dallas Independent School District, Maintenance Tax Notes,
3,470	GO, 5.000%, 02/15/13	3,899
2,085	GO, 5.000%, 02/15/15	2,394
	Deer Park Independent School District, Limited Tax,
1,000	GO, FSA, 3.500%, 02/15/14	1,056
1,000	GO, FSA, 4.000%, 02/15/15	1,078
1,020	GO, FSA, 5.250%, 02/15/17	1,098
1,000	GO, FSA, 5.250%, 02/15/17	1,052
1,000	GO, FSA, 5.250%, 02/15/17	1,044
5,120	Harris County Health Facilities Development Corp., Hermann Memorial Healthcare System, Series B, Rev., 7.200%, 12/01/14	5,375
665	La Joya Independent School District, GO, PSF-GTD, 5.000%, 02/15/16	757
	Longview Independent School District, Capital Appreciation,
1,575	GO, PSF-GTD, Zero Coupon, 02/15/14	1,393
2,210	GO, PSF-GTD, Zero Coupon, 02/15/15	1,875
3,870	GO, PSF-GTD, Zero Coupon, 02/15/16	3,127
1,000	Lower Colorado River Authority, Transmission Services, Series A, Rev., NATL-RE, 5.000%, 05/15/16	1,039
	North East Independent School District, Capital Appreciation, School Building,
2,500	Series A, GO, PSF-GTD, Zero Coupon, 08/01/12	2,340
1,430	Series A, GO, PSF-GTD, Zero Coupon, 08/01/13	1,300
2,730	Series A, GO, PSF-GTD, Zero Coupon, 08/01/15	2,277
	North Texas Municipal Water District,
2,030	Rev., 5.000%, 06/01/15	2,304
2,130	Rev., 5.000%, 06/01/16	2,423
2,230	Rev., 5.000%, 06/01/17	2,537

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   27

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
2,340	Rev., 5.000%, 06/01/18	2,651
2,695	Rev., 5.000%, 06/01/18	2,935
2,955	Rev., 5.000%, 06/01/18	3,164
3,405	Rev., 5.000%, 06/01/18	3,541
110	Plano Independent School District, GO, PSF-GTD, 4.750%, 02/15/10	114
	San Jacinto Community College District,
1,330	GO, AMBAC, 5.000%, 02/15/17	1,461
390	GO, AMBAC, 5.000%, 02/15/17	424
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.000%, 08/01/18	2,803
4,340	Series A, GO, 5.000%, 08/01/18	4,813
1,350	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.000%, 02/15/15	1,422
1,550	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., AMBAC, 5.000%, 08/01/14	1,675
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.000%, 04/01/16	5,608
	Texas State University Systems,
3,150	Rev., 5.250%, 03/15/18	3,305
1,000	Series A, Rev., AMBAC, 5.500%, 03/15/16	1,140
250	Series A, Rev., AMBAC, 5.500%, 03/15/16	281
8,780	Trinity River Authority, Texas Regional Water, Rev., 5.000%, 08/01/12	9,706
	University of Texas, Financing System,
3,000	Series B, Rev., 5.000%, 08/15/16	3,310
2,500	Series B, Rev., 5.250%, 08/15/17	2,946
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.000%, 03/01/18	2,465
1,215	Series C, Rev., 5.000%, 03/01/18	1,305
		152,769
	Utah — 0.8%
2,500	Ogden City, Rev., FSA, 4.500%, 06/15/18	2,277
1,680	Utah Municipal Power Agency, Electrical Systems, Series A, Rev., AMBAC, 5.000%, 07/01/16	1,853
10,000	Utah Transit Authority, Series A, Rev., FSA, 5.000%, 12/15/12 (p)	11,278
2,110	Utah Water Finance Agency, Series A, Rev., AMBAC, 5.000%, 07/01/14	2,286
		17,694
	Vermont — 0.3%
	University of Vermont & State Agricultural College,
4,230	Rev., AMBAC, 5.000%, 10/01/17	4,410
2,355	Rev., AMBAC, 5.000%, 10/01/17	2,433
		6,843
	Virginia — 3.4%
5,180	Arlington County, Public Improvement, GO, 5.000%, 01/15/16	6,051
5,000	City of Newport News, Series B, GO, 5.250%, 02/01/16	5,843
1,360	City of Richmond, Public Improvement, GO, NATL-RE, FGIC, 5.500%, 07/15/09	1,374
	Fairfax County Economic Development Authority, Route 28 Project, Special Tax,
1,500	5.000%, 04/01/15	1,720
1,005	5.000%, 04/01/16	1,159
1,935	5.000%, 04/01/17	2,238
1,655	5.000%, 04/01/18	1,911
	Fairfax County, Public Improvement,
6,495	Series A, GO, 5.000%, 04/01/18	7,344
16,685	Series B, GO, 5.000%, 10/01/12	18,761
7,000	Tobacco Settlement Financing Corp., Asset Backed Securities, Rev., 5.625%, 06/01/15 (p)	8,081
2,900	Virginia Commonwealth Transportation Board, Series A, Rev., 5.000%, 05/15/14	3,318
	Virginia Public Building Authority,
5,330	Series A, Rev., 5.000%, 08/01/14	6,112
3,005	Series B, Rev., 4.000%, 08/01/12	3,254
	Virginia Public School Authority, School Financing, 1997 Resolution,
3,000	Series A, Rev., 5.000%, 08/01/11	3,261
2,565	Series B, Rev., 5.250%, 08/01/17	3,028
		73,455
	Washington — 0.4%
2,000	City of Tacoma, Series B, GO, NATL-RE, Zero Coupon, 12/01/16	1,509
200	Energy Northwest, Project 1, Series A, Rev., NATL-RE, 5.250%, 07/01/13	224
5,000	King County School District No. 414, Lake Washington, GO, FSA, 5.000%, 12/01/17	5,469
1,225	Washington Health Care Facilities Authority, Multicare Health Care System, Series A, Rev., FSA, 5.250%, 08/15/18	1,259
		8,461

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	West Virginia — 0.4%
8,380	State of West Virginia, State Roads, GO, NATL-RE, 5.750%, 06/01/10 (p)	8,931
	Wisconsin — 0.2%
700	Milwaukee County, Series A, GO, NATL-RE, 5.000%, 10/01/11	760
3,800	Wisconsin Health & Education Facilities, 4.420%, 10/01/27 (i)	3,744
		4,504
	Wyoming — 0.0% (g)
150	Wyoming State Loan & Investment Board, Capital Facilities, Rev., 5.000%, 10/01/14	157
	Total Long-Term Investments (Cost $1,976,956)	2,039,932

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 10.9%
	Investment Company — 10.9%
232,666	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.470% (b) (l) (m) (Cost $232,666)	232,666
	Total Investments — 105.9% (Cost $2,209,622)	2,272,598
	Liabilities in Excess of Other Assets — (5.9)%	(125,843)
	NET ASSETS — 100.0%	$2,146,755

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   29

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
Barclays Bank plc	2.770% at termination	90 day CPIU at termination	09/02/10	$2,000	$(118)	$—
Barclays Bank plc	2.988% at termination	90 day CPIU at termination	01/15/11	25,000	(2,215)	—
Barclays Bank plc	2.817% at termination	90 day CPIU at termination	02/13/11	500	(39)	—
Barclays Bank plc	2.960% at termination	90 day CPIU at termination	04/15/11	20,000	(1,957)	—
Barclays Bank plc	2.970% at termination	90 day CPIU at termination	06/14/11	2,000	(182)	—
Barclays Bank plc	2.940% at termination	90 day CPIU at termination	06/15/11	3,000	(268)	—
Barclays Bank plc	2.890% at termination	90 day CPIU at termination	08/25/11	25,000	(2,003)	—
Barclays Bank plc	2.490% at termination	90 day CPIU at termination	10/12/11	50,000	(3,436)	—
Barclays Bank plc	2.030% at termination	90 day CPIU at termination	09/16/12	100,000	(7,908)	—
Barclays Bank plc	2.760% at termination	90 day CPIU at termination	09/16/12	1,500	(121)	—
Barclays Bank plc	3.003% at termination	90 day CPIU at termination	01/15/13	20,000	(2,234)	—
Barclays Bank plc	2.855% at termination	90 day CPIU at termination	02/13/13	500	(47)	—
Barclays Bank plc	2.540% at termination	90 day CPIU at termination	03/19/13	50,000	(3,988)	—
Barclays Bank plc	2.950% at termination	90 day CPIU at termination	06/14/13	2,000	(206)	—
Barclays Bank plc	2.923% at termination	90 day CPIU at termination	06/15/13	3,000	(303)	—
Barclays Bank plc	2.573% at termination	90 day CPIU at termination	07/15/13	25,000	(2,338)	—
Barclays Bank plc	2.895% at termination	90 day CPIU at termination	08/25/13	25,000	(2,139)	—
Barclays Bank plc	2.573% at termination	90 day CPIU at termination	01/15/14	50,000	(4,003)	—
Barclays Bank plc	2.993% at termination	90 day CPIU at termination	01/15/14	25,000	(2,789)	—
Barclays Bank plc	2.920% at termination	90 day CPIU at termination	01/15/15	25,000	(2,748)	—
Barclays Bank plc	3.007% at termination	90 day CPIU at termination	01/15/15	20,000	(2,362)	—
Barclays Bank plc	2.610% at termination	90 day CPIU at termination	03/19/15	50,000	(4,075)	—
Barclays Bank plc	2.675% at termination	90 day CPIU at termination	10/12/15	50,000	(3,973)	—
Barclays Bank plc	2.998% at termination	90 day CPIU at termination	01/15/16	25,000	(2,914)	—
Barclays Bank plc	2.943% at termination	90 day CPIU at termination	06/14/16	5,000	(540)	—
Barclays Bank plc	2.930% at termination	90 day CPIU at termination	06/15/16	3,000	(320)	—
Barclays Bank plc	2.680% at termination	90 day CPIU at termination	07/15/16	25,000	(2,594)	—
Barclays Bank plc	2.718% at termination	90 day CPIU at termination	01/15/17	50,000	(4,388)	—
Barclays Bank plc	2.812% at termination	90 day CPIU at termination	10/12/19	50,000	(4,471)	—
BNP Paribas	2.710% at termination	90 day CPIU at termination	05/09/14	50,000	(3,643)	—
BNP Paribas	2.745% at termination	90 day CPIU at termination	05/01/28	25,000	(2,458)	—
Goldman Sachs Capital Management	2.750% at termination	90 day CPIU at termination	08/01/13	100,000	(9,677)	—
Goldman Sachs Capital Management	0.600% at termination	90 day CPIU at termination	07/23/15	100,000	4,242	—
Goldman Sachs Capital Management	1.500% at termination	90 day CPIU at termination	07/23/18	100,000	2,625	—
Goldman Sachs Capital Management	2.150% at termination	90 day CPIU at termination	07/23/28	50,000	(733)	—
Goldman Sachs Capital Management	2.800% at termination	90 day CPIU at termination	08/04/28	50,000	(6,107)	—
Royal Bank of Scotland	2.490% at termination	90 day CPIU at termination	08/07/10	100,000	(7,570)	—
Royal Bank of Scotland	2.330% at termination	90 day CPIU at termination	08/28/10	100,000	(7,879)	—
Royal Bank of Scotland	2.740% at termination	90 day CPIU at termination	07/31/13	150,000	(15,461)	—
Royal Bank of Scotland	2.140% at termination	90 day CPIU at termination	09/15/13	100,000	(8,723)	—
					$(120,063)	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION(t)	VALUE($)
Long-Term Investments — 98.9%
	Collateralized Mortgage Obligation — 0.1%
	Non-Agency CMO — 0.1%
138	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A1, VAR, 4.961%, 06/25/34 (Cost $140)	137
	Municipal Bonds — 98.8%
	Alabama — 3.2%
5,000	Alabama State Dock Authority, Series B, Rev., NATL-RE, 5.000%, 10/01/10	5,235
1,570	Huntsville Madison County Airport Authority, Rev., FSA, 5.000%, 07/01/14	1,607
		6,842
	Arizona — 1.8%
2,600	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 1.630%, 05/07/09	2,055
1,600	Arizona School Facilities Board, COP, 5.500%, 09/01/13	1,762
		3,817
	California — 2.8%
1,000	California Health Facilities Financing Authority, Stanford Hospital, Series A-3, Rev., VAR, 3.450%, 06/15/11	1,027
2,180	Golden State Tobacco Securitization Corp., Asset Backed, Series A-1, Rev., 4.500%, 06/01/17	1,760
1,110	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.000%, 11/15/09	1,100
2,000	State of California, Various Purpose, GO, 5.125%, 11/01/11	2,148
		6,035
	Colorado — 1.8%
2,500	Colorado Health Facilities Authority, Evangelical Lutheran, Series B, Rev., VAR, 3.750%, 06/01/09	2,502
1,350	Denver City & County, Airport, Floating Rate Certificates, Series A2, Rev., VAR, 5.250%, 05/15/09	1,371
		3,873
	Delaware — 2.6%
5,000	Delaware Transportation Authority, Motor Fuel Tax Revenue, Series B, Rev., AMBAC, 5.250%, 07/01/12	5,585
	Florida — 15.9%
5,000	Citizens Property Insurance Corp. High Risk Account, Series A, Rev., NATL-RE, 5.000%, 03/01/12	5,097
270	Florida Housing Finance Corp., Multi-Family Mortgage, Briarwood Apartments, Series E, Rev., 4.000%, 10/01/10	272
2,000	Florida Housing Finance Corp., Multi-Family Mortgage, Heritage Villas, Series F, Rev., 4.000%, 10/01/10	2,016
10,000	Florida Hurricane Catastrophe Fund Finance Corp., Series A, Rev., 5.000%, 07/01/11	10,299
2,000	Highlands County Health Facilities Authority, Adventist Health Hospital, Series I, Rev., VAR, 5.000%, 11/16/09	2,040
3,250	Miami-Dade County Educational Facilities Authority, University of Miami, Series B, Rev., 5.000%, 04/01/12	3,456
1,785	Miami-Dade County, Capital Asset Acquisition, Series A, Rev., AMBAC, 5.000%, 04/01/14	1,954
5,000	Miami-Dade County, Water & Sewer Systems, Series B, Rev., FSA, 5.000%, 10/01/14	5,503
3,225	Palm Beach County School Board, Series B, COP, VAR, FGIC, 5.000%, 08/01/11	3,286
		33,923
	Georgia — 2.1%
2,000	Carroll County, Sales Tax, GO, AGC, 5.000%, 07/01/11	2,158
2,000	State of Georgia, Series B, GO, 5.500%, 07/01/14	2,351
		4,509
	Idaho — 3.2%
6,045	Idaho Housing & Finance Association, Federal Highway, Series A, Rev., AGC, 5.250%, 07/15/14	6,888
	Illinois — 1.9%
1,545	Chicago Transit Authority, Capital Grant, Federal Transit Administration, Section 5309, Rev., AGC, 5.000%, 06/01/14	1,734
2,440	City of Chicago, Pilsen Redevelopment, Tax Allocation, Series A, AMBAC, 4.350%, 06/01/13	2,344
		4,078
	Kansas — 0.1%
175	Wyandotte County-Kansas City Unified Government, Sales Tax, 1st Lien, Series C, Rev., LOC: Citibank N.A., 3.850%, 12/01/13	176
	Louisiana — 0.2%
510	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series B, Rev., 5.000%, 05/15/11	508

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   31

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — 4.5%
10,920	City of Detroit, Sewer Disposal, Series D, Rev., VAR, FSA, 1.409%, 07/01/09	6,599
2,825	Wayne County Airport Authority, Rev., NATL-RE, FGIC, 5.000%, 12/01/14	2,930
		9,529
	Minnesota — 3.0%
5,555	State of Minnesota, GO, 5.000%, 10/01/15	6,492
	Mississippi — 0.5%
1,060	Mississippi Development Bank Special Obligation, Marshall County Correctional Facility, Series C, Rev., 5.000%, 08/01/11	1,120
	Missouri — 2.6%
5,000	Kansas City, Streetlight Project, Series A, GO, NATL-RE, 5.000%, 02/01/13	5,625
	Nebraska — 0.6%
1,160	Nebraska Public Power District, Series B, Rev., 5.000%, 01/01/12	1,246
	Nevada — 2.6%
5,000	Clark County School District, GO, FSA, 5.500%, 06/15/13	5,545
	New Jersey — 15.3%
10,000	New Jersey Economic Development Authority, Cigarette Tax, Rev., FGIC, 5.000%, 06/15/13	9,642
	New Jersey Economic Development Authority, School Facilities Construction,
2,475	Series J3, Rev., VAR, FSA, 5.000%, 09/01/14	2,739
5,095	Series L, Rev., FSA, 5.250%, 03/01/15	5,798
775	New Jersey State Educational Facilities Authority, Stevens Institute of Technology, Series A, Rev., 5.000%, 07/01/13	804
10,015	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., NATL-RE, 5.250%, 12/15/13	11,057
2,600	State of New Jersey, Equipment Lease Purchase, Series A, COP, 5.000%, 06/15/10	2,695
		32,735
	New York — 5.4%
2,000	Metropolitan Transportation Authority, Series A, Rev., NATL-RE, FGIC, 5.250%, 11/15/11	2,166
2,000	Nassau Health Care Corp., Series B, Rev., FSA CNTY GTD, 5.000%, 08/01/10	2,096
4,000	New York City, Series F, GO, 5.500%, 12/15/12	4,425
845	New York State Dormitory Authority, Montefiore Hospital Mortgage, Rev., NATL-RE, FGIC, FHA, 5.000%, 02/01/10	871
2,025	Tobacco Settlement Financing Authority, Asset-Backed, Series A, Rev., 5.000%, 06/01/10	2,090
		11,648
	North Carolina — 4.9%
5,000	Mecklenburg County, Series C, GO, 5.000%, 02/01/13	5,644
2,460	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.000%, 01/01/13	2,618
2,080	North Carolina Municipal Power Agency, No. 1 - Catawba, Series A, Rev., 5.250%, 01/01/13	2,250
		10,512
	Ohio — 1.7%
1,000	American Municipal Power-Ohio, Inc., Series A, Rev., 5.000%, 02/01/11	985
3,360	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	2,638
		3,623
	Pennsylvania — 13.2%
	Commonwealth of Pennsylvania, First Series,
3,500	GO, NATL-RE, 5.000%, 01/01/13 (p)	3,936
5,000	GO, NATL-RE, 5.250%, 02/01/12	5,522
10,000	Harrisburg Authority Resource Recovery Improvements, Series D-2, Rev., VAR, GTD, FSA, 5.000%, 12/01/13	10,750
2,775	Lancaster County Solid Waste Management Authority, Rev., NATL-RE, 5.000%, 12/15/14	3,060
3,000	Luzerne County IDA, Pennsylvania-American Water Co., Series A, Rev., VAR, AMBAC, 3.600%, 12/01/09	3,007
1,875	Pennsylvania Higher Educational Facilities Authority, Lasalle University, Series A, Rev., 5.000%, 05/01/11	1,880
		28,155
	Puerto Rico — 1.5%
3,000	Puerto Rico Public Finance Corp., Commonwealth Appropriations, Series A, Rev., NATL-RE, 5.375%, 08/01/11 (p)	3,256
	South Carolina — 2.2%
4,700	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 06/01/09	4,634
	Texas — 5.2%
1,110	Austin Community College District, Round Rock Campus, Educational Facilities Project, Rev., 5.250%, 08/01/13	1,238

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., XLCA, 5.000%, 11/01/09	5,031
2,975	Harris County Hospital District, Series B, Rev., VAR, NATL-RE, 4.799%, 08/16/10	2,943
485	San Leanna Educational Facilities Corp., Higher Education, Saint Edwards University Project, Rev., 4.500%, 06/01/12	487
1,500	Texas Municipal Gas Acquisition & Supply Corp. I, Senior Lien, Series D, Rev., 5.000%, 12/15/09	1,478
		11,177
	Total Municipal Bonds (Cost $211,530)	211,531
	Total Long-Term Investments (Cost $211,670)	211,668

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.6%
	Investment Company — 0.6%
1,164	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.470% (b) (l) (m) (Cost $1,164)	1,164
	Total Investments — 99.5% (Cost $212,834)	212,832
	Other Assets in Excess of Liabilities — 0.5%	1,145
	NET ASSETS — 100.0%	$213,977

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   33

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.6%
	Common Stocks — 95.4%
	Aerospace & Defense — 1.9%
25	Boeing Co.	1,015
83	United Technologies Corp.	4,062
		5,077
	Auto Components — 1.3%
185	Johnson Controls, Inc.	3,508
	Beverages — 1.5%
79	PepsiCo, Inc.	3,913
	Biotechnology — 2.3%
72	Celgene Corp. (a)	3,089
64	Gilead Sciences, Inc. (a)	2,933
		6,022
	Capital Markets — 5.4%
40	Ameriprise Financial, Inc.	1,055
131	Bank of New York Mellon Corp. (The)	3,339
44	Goldman Sachs Group, Inc. (The)	5,594
123	Morgan Stanley	2,918
97	TD AMERITRADE Holding Corp. (a)	1,541
		14,447
	Chemicals — 3.1%
104	Dow Chemical Co. (The)	1,658
20	Monsanto Co.	1,714
64	Praxair, Inc.	4,767
		8,139
	Commercial Banks — 2.7%
31	BB&T Corp.	722
169	U.S. Bancorp	3,086
166	Wells Fargo & Co.	3,327
		7,135
	Communications Equipment — 6.1%
316	Cisco Systems, Inc. (a)	6,097
209	Corning, Inc.	3,053
114	Juniper Networks, Inc. (a)	2,475
110	QUALCOMM, Inc.	4,653
		16,278
	Computers & Peripherals — 5.9%
27	Apple, Inc. (a)	3,431
211	Hewlett-Packard Co.	7,581
40	International Business Machines Corp.	4,103
38	NetApp, Inc. (a)	692
		15,807
	Consumer Finance — 0.5%
53	American Express Co.	1,334
	Diversified Financial Services — 1.2%
346	Bank of America Corp.	3,087
	Diversified Telecommunication Services — 3.4%
142	AT&T, Inc.	3,644
176	Verizon Communications, Inc.	5,351
		8,995
	Electric Utilities — 1.6%
63	Edison International	1,802
52	Exelon Corp.	2,378
		4,180
	Electrical Equipment — 0.2%
18	Rockwell Automation, Inc.	565
	Energy Equipment & Services — 1.9%
103	Schlumberger Ltd.	5,035
	Food & Staples Retailing — 5.0%
143	CVS/Caremark Corp.	4,555
148	Safeway, Inc.	2,920
75	SYSCO Corp.	1,748
83	Wal-Mart Stores, Inc.	4,181
		13,404
	Food Products — 0.5%
24	General Mills, Inc.	1,230
	Health Care Equipment & Supplies — 1.8%
26	C.R. Bard, Inc.	1,848
46	Covidien Ltd., (Bermuda)	1,524
31	Zimmer Holdings, Inc. (a)	1,370
		4,742
	Health Care Providers & Services — 1.1%
47	Aetna, Inc.	1,039
27	McKesson Corp.	985
24	WellPoint, Inc. (a)	1,024
		3,048
	Hotels, Restaurants & Leisure — 0.8%
64	Yum! Brands, Inc.	2,132
	Household Durables — 0.2%
44	D.R. Horton, Inc.	573
	Household Products — 2.4%
129	Procter & Gamble Co.	6,379
	Industrial Conglomerates — 1.0%
210	General Electric Co.	2,654

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — 2.3%
36	ACE Ltd., (Switzerland)	1,656
25	Axis Capital Holdings Ltd., (Bermuda)	615
53	MetLife, Inc.	1,578
17	Prudential Financial, Inc.	500
43	Travelers Cos., Inc. (The)	1,772
		6,121
	Internet Software & Services — 2.6%
14	Google, Inc., Class A (a)	5,717
83	Yahoo!, Inc. (a)	1,184
		6,901
	IT Services — 0.4%
36	Paychex, Inc.	975
	Machinery — 3.0%
67	Caterpillar, Inc.	2,384
22	Danaher Corp.	1,257
41	Deere & Co.	1,697
76	PACCAR, Inc.	2,686
		8,024
	Media — 3.7%
41	Time Warner Cable, Inc.	1,309
162	Time Warner, Inc.	3,534
225	Walt Disney Co. (The)	4,917
		9,760
	Metals & Mining — 0.8%
52	Freeport-McMoRan Copper & Gold, Inc.	2,226
	Multiline Retail — 0.4%
22	Kohl’s Corp. (a)	996
	Multi-Utilities — 0.7%
47	Consolidated Edison, Inc.	1,746
	Oil, Gas & Consumable Fuels — 10.3%
23	Anadarko Petroleum Corp.	998
52	Apache Corp.	3,771
55	ConocoPhillips	2,253
70	Devon Energy Corp.	3,630
186	Exxon Mobil Corp.	12,376
28	Hess Corp.	1,525
51	Occidental Petroleum Corp.	2,860
		27,413
	Pharmaceuticals — 6.9%
101	Abbott Laboratories	4,223
51	Bristol-Myers Squibb Co.	989
126	Merck & Co., Inc.	3,050
255	Pfizer, Inc.	3,412
207	Schering-Plough Corp.	4,767
46	Wyeth	1,942
		18,383
	Road & Rail — 2.2%
162	Norfolk Southern Corp.	5,772
	Semiconductors & Semiconductor Equipment — 1.7%
51	Lam Research Corp. (a)	1,432
169	National Semiconductor Corp.	2,095
52	Xilinx, Inc.	1,066
		4,593
	Software — 3.3%
432	Microsoft Corp.	8,756
	Specialty Retail — 2.2%
29	Advance Auto Parts, Inc.	1,260
157	Staples, Inc.	3,232
71	Urban Outfitters, Inc. (a)	1,384
		5,876
	Textiles, Apparel & Luxury Goods — 1.3%
52	Nike, Inc., Class B	2,707
11	V.F. Corp.	657
		3,364
	Tobacco — 1.8%
144	Altria Group, Inc.	2,356
66	Philip Morris International, Inc.	2,397
		4,753
	Total Common Stocks (Cost $244,890)	253,343

PRINCIPAL AMOUNT ($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 1.2%
3,080	U.S. Treasury Note, 4.875%, 06/30/09 (k) (Cost $3,104)	3,104
	Total Long-Term Investments (Cost $247,994)	256,447

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   35

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.2%
	Investment Company — 3.2%
8,600	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.650% (b) (l) (m) (Cost $8,600)	8,600
	Total Investments — 99.8% (Cost $256,594)	265,047
	Other Assets in Excess of Liabilities — 0.2%	629
	NET ASSETS — 100.0%	$265,676

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
42	S&P 500 Index	06/30/09	$9,135	$1,181

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

JPMorgan Tax Aware Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

AGC —	Insured by Assured Guarantee Corp.

AMBAC —	Insured by American Municipal Bond Assurance Corp.

AMT —	Alternative Minimum Tax

BAN —	Bond Anticipation Note

BHAC —	Insured by Berkshire Hathaway Assurance Corp.

CIFG —	Insured by CDC IXIS Financial Guaranty

CMO —	Collateralized Mortgage Obligation

CNTY —	County

COP —	Certificate of Participation

CPIU —	Consumer Price Index for Urban Consumers

CR —	Custodial Receipts

EDA —	Economic Development Authority

FGIC —	Insured by Financial Guaranty Insurance Co.

FHA —	Federal Housing Administration

FSA —	Insured by Financial Security Assurance, Inc.

GAN —	Grant Anticipation Note

GO —	General Obligation

GTD —	Guaranteed

GTY —	Guaranty

IBC —	Insured Bond Certificates

ICC —	Insured Custody Certificates

IDA —	Industrial Development Authority

LOC —	Letter of Credit

NATL —	Insured by National Public Finance Guarantee Corp.

PSF —	Permanent School Fund

RE —	Reinsured

REMICS —	Real Estate Mortgage Investment Conduits

Rev. —	Revenue

TCRS —	Transferable Custodial Receipts

TRAN —	Tax & Revenue Anticipation Note

VAR —	Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2009.

VRDO —	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of April 30, 2009.

XLCA —	Insured by XL Capital Assurance

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(i) —	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k) —	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l) —	The rate shown is the current yield as of April 30, 2009.

(m) —	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p) —	Security is prerefunded or escrowed to maturity.

(r) —	Rates are per annum and payments are as described.

(t) —	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w) —	When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   37

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund	Tax Aware Real Return Fund	Tax Aware Short- Intermediate Income Fund	Tax Aware U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$219,619	$47,868	$2,039,932	$211,668	$256,447
Investments in affiliates, at value	12,991	9,734	232,666	1,164	8,600
Total investment securities, at value	232,610	57,602	2,272,598	212,832	265,047
Cash	—	2	18	1	—
Receivables:
Investment securities sold	2,865	400	—	—	3,274
Fund shares sold	882	402	8,255	129	432
Interest and dividends	414	350	27,752	3,013	513
Variation margin on futures contracts	14	—	—	—	10
Outstanding swap contracts, at value	—	—	6,867	—	—
Due from Advisor	—	5	—	—	—
Total Assets	236,785	58,761	2,315,490	215,975	269,276

LIABILITIES:
Payables:
Due to custodian	1	—	—	—	2
Dividends	—	54	4,667	524	—
Investment securities purchased	2,807	—	34,819	—	3,232
Fund shares redeemed	72	3	1,142	1,325	121
Outstanding swap contracts, at value	—	—	126,930	—	—
Accrued liabilities:
Investment advisory fees	63	—	606	25	76
Administration fees	20	— (a)	167	13	25
Shareholder servicing fees	—	4	201	21	51
Distribution fees	—	— (a)	46	—	1
Custodian and accounting fees	10	8	44	10	20
Trustees’ and Chief Compliance Officer’s fees	1	4	5	2	6
Other	70	46	108	78	66
Total Liabilities	3,044	119	168,735	1,998	3,600
Net Assets	$233,741	$58,642	$2,146,755	$213,977	$265,676

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund	Tax Aware Real Return Fund	Tax Aware Short- Intermediate Income Fund	Tax Aware U.S. Equity Fund
NET ASSETS:
Paid in capital	$467,097	$84,687	$2,239,269	$240,767	$291,107
Accumulated undistributed (distributions in excess of) net investment income	382	1	(2)	(19)	301
Accumulated net realized gains (losses)	(244,121)	(26,120)	(35,425)	(26,769)	(35,366)
Net unrealized appreciation (depreciation)	10,383	74	(57,087)	(2)	9,634
Total Net Assets	$233,741	$58,642	$2,146,755	$213,977	$265,676

Net Assets:
Class A	$—	$1,715	$83,432	$—	$1,450
Class B	—	—	—	—	891
Class C	—	—	50,649	—	462
Select Class	—	17,403	1,610,914	169,124	252,642
Institutional Class	233,741	39,524	401,760	44,853	10,231
Total	$233,741	$58,642	$2,146,755	$213,977	$265,676

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	—	174	8,711	—	129
Class B	—	—	—	—	80
Class C	—	—	5,298	—	42
Select Class	—	1,762	168,138	17,428	22,425
Institutional Class	19,238	4,006	41,887	4,620	1,410

Net Asset Value:
Class A — Redemption price per share	$—	$9.88	$9.58	$—	$11.26
Class B — Offering price per share(b)	—	—	—	—	11.13
Class C — Offering price per share(b)	—	—	9.56	—	11.08
Select Class — Offering and redemption price per share	—	9.88	9.58	9.70	11.27
Institutional Class — Offering and redemption price per share	12.15	9.87	9.59	9.71	7.25

Class A maximum sales charge	—	2.25%	3.75%	—	5.25%
Class A maximum public offering price per share
[net asset value per share/100% – maximum sales charge)]	$—	$10.11	$9.95	$—	$11.88

Cost of investments in non-affiliates	$209,616	$47,794	$1,976,956	$211,670	$247,994
Cost of investments in affiliates	12,991	9,734	232,666	1,164	8,600

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   39

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund	Tax Aware Real Return Fund	Tax Aware Short- Intermediate Income Fund	Tax Aware U.S. Equity Fund
INVESTMENT INCOME:
Interest income	$8	$604	$37,262	$4,182	$8
Dividend income	3,638	—	—	—	3,168
Dividend income from affiliates(a)	42	61	647	26	93
Total investment income	3,688	665	37,909	4,208	3,269
EXPENSES:
Investment advisory fees	438	81	3,320	279	516
Administration fees	139	36	1,054	124	127
Distribution fees:
Class A	—	2	147	—	2
Class B	—	—	—	—	4
Class C	—	—	159	—	2
Shareholder servicing fees:
Class A	—	2	147	—	2
Class B	—	—	—	—	1
Class C	—	—	53	—	1
Select Class	—	22	1,713	219	263
Institutional Class	125	22	183	24	8
Custodian and accounting fees	17	16	84	17	15
Interest expense to affiliates	1	—	—	— (b)	1
Professional fees	27	26	46	25	28
Trustees’ and Chief Compliance Officer’s fees	1	— (b)	9	1	1
Printing and mailing costs	16	—	41	5	—
Registration and filing fees	4	14	47	17	24
Transfer agent fees	23	9	224	18	32
Proxy related fees and expenses	—	13	—	40	—
Other	3	3	30	4	6
Total expenses	794	246	7,257	773	1,033
Less amounts waived	(106)	(128)	(1,149)	(195)	(120)
Less earnings credits	— (b)	— (b)	— (b)	— (b)	—
Less expense reimbursements	—	(11)	—	—	—
Net expenses	688	107	6,108	578	913
Net investment income (loss)	3,000	558	31,801	3,630	2,356
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(58,984)	(348)	(370)	(826)	(31,872)
Futures	(2,476)	—	—	—	(2,585)
Swaps	—	—	(30,830)	—	—
Net realized gain (loss)	(61,460)	(348)	(31,200)	(826)	(34,457)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	27,474	238	114,156	6,234	19,547
Futures	380	—	—	—	1,181
Swaps	—	—	14,380	—	—
Change in net unrealized appreciation (depreciation)	27,854	238	128,536	6,234	20,728
Net realized/unrealized gains (losses)	(33,606)	(110)	97,336	5,408	(13,729)
Change in net assets resulting from operations	$(30,606)	$448	$129,137	$9,038	$(11,373)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund		Tax Aware Enhanced Income Fund		Tax Aware Real Return Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,000	$11,370	$558	$2,986	$31,801	$40,340
Net realized gain (loss)	(61,460)	(79,166)	(348)	(499)	(31,200)	(1,090)
Change in net unrealized appreciation (depreciation)	27,854	(183,227)	238	(92)	128,536	(183,666)
Change in net assets resulting from operations	(30,606)	(251,023)	448	2,395	129,137	(144,416)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(11)	(23)	(1,779)	(1,947)
Class C
From net investment income	—	—	—	—	(547)	(489)
Select Class
From net investment income	—	—	(138)	(894)	(23,027)	(27,808)
Institutional Class
From net investment income	(3,217)	(11,173)	(409)	(2,079)	(6,338)	(10,233)
Total distributions to shareholders	(3,217)	(11,173)	(558)	(2,996)	(31,691)	(40,477)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(151,383)	(42,837)	(13,953)	(75,963)	226,346	1,234,833

NET ASSETS:
Change in net assets	(185,206)	(305,033)	(14,063)	(76,564)	323,792	1,049,940
Beginning of period	418,947	723,980	72,705	149,269	1,822,963	773,023
End of period	$233,741	$418,947	$58,642	$72,705	$2,146,755	$1,822,963
Accumulated undistributed (distributions in excess of) net investment income	$382	$599	$1	$1	$(2)	$(112)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   41

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Short-Intermediate Income Fund		Tax Aware U.S. Equity Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,630	$8,496	$2,356	$2,669
Net realized gain (loss)	(826)	(2,525)	(34,457)	5,694
Change in net unrealized appreciation (depreciation)	6,234	(4,021)	20,728	(86,446)
Change in net assets resulting from operations	9,038	1,950	(11,373)	(78,083)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(12)	(57)
From net realized gains	—	—	(11)	(843)
Class B
From net investment income	—	—	(5)	(9)
From net realized gains	—	—	(6)	(234)
Class C
From net investment income	—	—	(2)	(4)
From net realized gains	—	—	(3)	(87)
Select Class
From net investment income	(2,825)	(6,846)	(1,977)	(1,951)
From net realized gains	—	—	(1,090)	(22,607)
Institutional Class
From net investment income	(802)	(1,650)	(259)	(472)
From net realized gains	—	—	(97)	(6,007)
Total distributions to shareholders	(3,627)	(8,496)	(3,462)	(32,271)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(25,081)	(32,679)	95,018	(1,479)

NET ASSETS:
Change in net assets	(19,670)	(39,225)	80,183	(111,833)
Beginning of period	233,647	272,872	185,493	297,326
End of period	$213,977	$233,647	$265,676	$185,493
Accumulated undistributed (distributions in excess of) net investment income	$(19)	$(22)	$301	$200

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

	Tax Aware Disciplined Equity Fund		Tax Aware Enhanced Income Fund		Tax Aware Real Return Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$828	$1,573	$46,443	$170,840
Dividends and distributions reinvested	—	—	7	13	843	836
Cost of shares redeemed	—	—	(896)	(181)	(104,343)	(29,017)
Change in net assets from Class A capital transactions	$—	$—	$(61)	$1,405	$(57,057)	$142,659
Class C
Proceeds from shares issued	$—	$—	$—	$—	$14,152	$52,212
Dividends and distributions reinvested	—	—	—	—	389	335
Cost of shares redeemed	—	—	—	—	(8,317)	(6,921)
Change in net assets from Class C capital transactions	$—	$—	$—	$—	$6,224	$45,626
Select Class
Proceeds from shares issued	$—	$—	$411	$1,628	$404,650	$978,331
Dividends and distributions reinvested	—	—	12	270	1,300	8,753
Cost of shares redeemed	—	—	(2,863)	(17,712)	(137,869)	(138,725)
Change in net assets from Select Class capital transactions	$—	$—	$(2,440)	$(15,814)	$268,081	$848,359
Institutional Class
Proceeds from shares issued	$47,543	$249,521	$3,322	$21,555	$77,971	$288,663
Dividends and distributions reinvested	392	2,517	164	1,778	1,360	5,603
Cost of shares redeemed	(199,318)	(294,875)	(14,938)	(84,887)	(70,233)	(96,077)
Change in net assets from Institutional Class capital transactions	$(151,383)	$(42,837)	$(11,452)	$(61,554)	$9,098	$198,189
Total change in net assets from capital transactions	$(151,383)	$(42,837)	$(13,953)	$(75,963)	$226,346	$1,234,833

SHARE TRANSACTIONS:
Class A
Issued	—	—	84	159	4,963	17,109
Reinvested	—	—	1	1	91	85
Redeemed	—	—	(91)	(18)	(11,123)	(3,065)
Change in Class A Shares	—	—	(6)	142	(6,069)	14,129
Class C
Issued	—	—	—	—	1,495	5,222
Reinvested	—	—	—	—	42	35
Redeemed	—	—	—	—	(909)	(736)
Change in Class C Shares	—	—	—	—	628	4,521
Select Class
Issued	—	—	42	164	43,064	97,752
Reinvested	—	—	1	27	140	881
Redeemed	—	—	(290)	(1,782)	(15,071)	(14,246)
Change in Select Class Shares	—	—	(247)	(1,591)	28,133	84,387
Institutional Class
Issued	3,998	14,582	337	2,171	8,326	28,881
Reinvested	34	145	17	179	145	564
Redeemed	(16,789)	(17,503)	(1,515)	(8,534)	(7,653)	(9,929)
Change in Institutional Class Shares	(12,757)	(2,776)	(1,161)	(6,184)	818	19,516

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   43

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Short-Intermediate Income Fund		Tax Aware U.S. Equity Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$148	$2,790
Dividends and distributions reinvested	—	—	20	423
Cost of shares redeemed	—	—	(628)	(6,028)
Change in net assets from Class A capital transactions	$—	$—	$(460)	$(2,815)
Class B
Proceeds from shares issued	$—	$—	$12	$99
Dividends and distributions reinvested	—	—	9	224
Cost of shares redeemed	—	—	(255)	(302)
Change in net assets from Class B capital transactions	$—	$—	$(234)	$21
Class C
Proceeds from shares issued	$—	$—	$28	$728
Dividends and distributions reinvested	—	—	4	61
Cost of shares redeemed	—	—	(66)	(618)
Change in net assets from Class C capital transactions	$—	$—	$(34)	$171
Select Class
Proceeds from shares issued	$13,793	$58,767	$147,315	$104,325
Dividends and distributions reinvested	252	1,368	106	7,013
Cost of shares redeemed	(36,658)	(85,640)	(53,403)	(79,025)
Change in net assets from Select Class capital transactions	$(22,613)	$(25,505)	$94,018	$32,313
Institutional Class
Proceeds from shares issued	$8,877	$11,567	$14,750	$417
Dividends and distributions reinvested	3	735	5	1,949
Cost of shares redeemed	(11,348)	(19,476)	(13,027)	(15,033)
Redemption in-kind (See Note 8)	—	—	—	(18,502)
Change in net assets from Institutional Class capital transactions	$(2,468)	$(7,174)	$1,728	$(31,169)

Total change in net assets from capital transactions	$(25,081)	$(32,679)	$95,018	$(1,479)

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

	Tax Aware Short-Intermediate Income Fund		Tax Aware U.S. Equity Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	—	—	14	166
Reinvested	—	—	2	24
Redeemed	—	—	(62)	(380)
Change in Class A Shares	—	—	(46)	(190)
Class B
Issued	—	—	1	6
Reinvested	—	—	1	13
Redeemed	—	—	(25)	(19)
Change in Class B Shares	—	—	(23)	— (a)
Class C
Issued	—	—	3	43
Reinvested	—	—	— (a)	4
Redeemed	—	—	(6)	(38)
Change in Class C Shares	—	—	(3)	9
Select Class
Issued	1,436	6,019	13,593	7,696
Reinvested	26	141	10	403
Redeemed	(3,823)	(8,808)	(5,170)	(4,794)
Change in Select Class Shares	(2,361)	(2,648)	8,433	3,305
Institutional Class
Issued	925	1,181	2,038	37
Reinvested	— (a)	76	1	171
Redeemed	(1,174)	(1,995)	(2,141)	(1,391)
Redemption in-kind (See Note 8)	—	—	—	(1,312)
Change in Institutional Class Shares	(249)	(738)	(102)	(2,495)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   45

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Tax Aware Disciplined Equity Fund
Six Months Ended April 30, 2009 (Unaudited)	$13.09	$0.16		$(0.95)	$(0.79)	$(0.15)	$12.15
Year Ended October 31, 2008	20.82	0.33		(7.74)	(7.41)	(0.32)	13.09
Year Ended October 31, 2007	18.58	0.28		2.23	2.51	(0.27)	20.82
Year Ended October 31, 2006	16.16	0.23		2.42	2.65	(0.23)	18.58
Year Ended October 31, 2005	15.30	0.24		0.85	1.09	(0.23)	16.16
Year Ended October 31, 2004	14.02	0.16		1.29	1.45	(0.17)	15.30

Tax Aware Enhanced Income Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	9.89	0.06	(e)	— (f)	0.06	(0.07)	9.88
Year Ended October 31, 2008	9.97	0.26	(e)	(0.06)	0.20	(0.28)	9.89
Year Ended October 31, 2007	9.97	0.33	(e)	(0.01)	0.32	(0.32)	9.97
Year Ended October 31, 2006	9.96	0.29	(e)	0.01	0.30	(0.29)	9.97
Year Ended October 31, 2005	9.99	0.20		(0.03)	0.17	(0.20)	9.96
Year Ended October 31, 2004	10.05	0.11		(0.06)	0.05	(0.11)	9.99
Select Class
Six Months Ended April 30, 2009 (Unaudited)	9.89	0.08	(e)	(0.01)	0.07	(0.08)	9.88
Year Ended October 31, 2008	9.97	0.29	(e)	(0.06)	0.23	(0.31)	9.89
Year Ended October 31, 2007	9.98	0.36	(e)	(0.01)	0.35	(0.36)	9.97
Year Ended October 31, 2006	9.96	0.31	(e)	0.02	0.33	(0.31)	9.98
Year Ended October 31, 2005	9.99	0.22		(0.03)	0.19	(0.22)	9.96
Year Ended October 31, 2004	10.06	0.13		(0.07)	0.06	(0.13)	9.99
Institutional Class
Six Months Ended April 30, 2009 (Unaudited)	9.88	0.09	(e)	(0.01)	0.08	(0.09)	9.87
Year Ended October 31, 2008	9.96	0.32	(e)	(0.07)	0.25	(0.33)	9.88
Year Ended October 31, 2007	9.97	0.38	(e)	(0.01)	0.37	(0.38)	9.96
Year Ended October 31, 2006	9.95	0.34	(e)	0.01	0.35	(0.33)	9.97
Year Ended October 31, 2005	9.98	0.23		(0.01)	0.22	(0.25)	9.95
Year Ended October 31, 2004	10.05	0.15		(0.06)	0.09	(0.16)	9.98

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(5.93)%	$233,741	0.55%		2.40%	0.63%	23%
(35.95)	418,947	0.55		1.83	0.59	65
13.61	723,980	0.55		1.41	0.59	30
16.54	621,508	0.55		1.40	0.59	26
7.11	376,879	0.55		1.47	0.64	24
10.40	201,520	0.55		1.14	0.69	31

0.56	1,715	0.75		1.32	1.11	9
2.06	1,778	0.75		2.59	1.02	83
3.31	380	0.76	(g)	3.29	0.95	94
3.02	3,694	0.75		2.90	0.96	42
1.68	7,479	0.75		1.89	1.02	75
0.47	15,684	0.75		1.04	1.03	95

0.67	17,403	0.50		1.55	0.86	9
2.29	19,868	0.50		2.96	0.75	83
3.54	35,881	0.50		3.58	0.69	94
3.38	47,821	0.50		3.13	0.71	42
1.92	104,716	0.50		2.08	0.71	75
0.63	362,177	0.50		1.30	0.68	95

0.81	39,524	0.25		1.81	0.71	9
2.55	51,059	0.25		3.23	0.59	83
3.81	113,008	0.25		3.82	0.53	94
3.62	57,762	0.25		3.42	0.56	42
2.18	87,828	0.25		2.19	0.56	75
0.88	744,157	0.25		1.55	0.53	95

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   47

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Tax Aware Real Return Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$9.08	$0.15	(e)	$0.50	$0.65	$(0.15)	$9.58
Year Ended October 31, 2008	9.91	0.30		(0.83)	(0.53)	(0.30)	9.08
Year Ended October 31, 2007	10.01	0.31	(e)	(0.10)	0.21	(0.31)	9.91
Year Ended October 31, 2006	9.95	0.31		0.03 (f)	0.34	(0.28)	10.01
August 31, 2005(g) through October 31, 2005	10.00	0.04	(e)	(0.05)	(0.01)	(0.04)	9.95

Class C
Six Months Ended April 30, 2009 (Unaudited)	9.07	0.12	(e)	0.49	0.61	(0.12)	9.56
Year Ended October 31, 2008	9.90	0.24		(0.82)	(0.58)	(0.25)	9.07
Year Ended October 31, 2007	10.01	0.26	(e)	(0.11)	0.15	(0.26)	9.90
Year Ended October 31, 2006	9.95	0.25		0.04 (f)	0.29	(0.23)	10.01
August 31, 2005(g) through October 31, 2005	10.00	0.03	(e)	(0.05)	(0.02)	(0.03)	9.95

Select Class
Six Months Ended April 30, 2009 (Unaudited)	9.09	0.15	(e)	0.49	0.64	(0.15)	9.58
Year Ended October 31, 2008	9.91	0.31		(0.82)	(0.51)	(0.31)	9.09
Year Ended October 31, 2007	10.01	0.33	(e)	(0.10)	0.23	(0.33)	9.91
Year Ended October 31, 2006	9.95	0.30		0.06 (f)	0.36	(0.30)	10.01
August 31, 2005(g) through October 31, 2005	10.00	0.04	(e)	(0.05)	(0.01)	(0.04)	9.95

Institutional Class
Six Months Ended April 30, 2009 (Unaudited)	9.10	0.16	(e)	0.49	0.65	(0.16)	9.59
Year Ended October 31, 2008	9.92	0.34		(0.83)	(0.49)	(0.33)	9.10
Year Ended October 31, 2007	10.02	0.35	(e)	(0.11)	0.24	(0.34)	9.92
Year Ended October 31, 2006	9.95	0.32		0.07 (f)	0.39	(0.32)	10.02
August 31, 2005(g) through October 31, 2005	10.00	0.05	(e)	(0.05)	—	(0.05)	9.95

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market value for the Fund.

(g)	Commencement of operations.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

7.17%	$83,432	0.75%	3.26%	1.01%		10%
(5.54)	134,277	0.76	3.13	1.00		7
2.13	6,447	0.90	3.15	1.00		26
3.45	752	0.90	2.99	3.22		1
(0.09)	620	0.90	2.45	11.03	(h)	12

6.75	50,649	1.40	2.59	1.51		10
(6.03)	42,365	1.40	2.49	1.50		7
1.50	1,477	1.40	2.63	1.50		26
2.95	521	1.40	2.47	4.08		1
(0.16)	499	1.40	1.95	11.32	(h)	12

7.14	1,610,914	0.65	3.34	0.76		10
(5.32)	1,272,624	0.65	3.24	0.75		7
2.32	551,307	0.65	3.39	0.75		26
3.72	407,100	0.65	3.33	0.89		1
(0.06)	1,000	0.65	2.70	10.57	(h)	12

7.20	401,760	0.50	3.50	0.61		10
(5.20)	373,697	0.50	3.39	0.60		7
2.49	213,792	0.50	3.54	0.60		26
3.94	29,263	0.50	3.45	1.45		1
(0.04)	3,010	0.50	2.85	10.42	(h)	12

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   49

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Tax Aware Short-Intermediate Income Fund
Select Class
Six Months Ended April 30, 2009 (Unaudited)	$9.47	$0.16	$0.23	$0.39	$(0.16)	$9.70
Year Ended October 31, 2008	9.73	0.30	(0.25)	0.05	(0.31)	9.47
Year Ended October 31, 2007	9.76	0.34	(0.03)	0.31	(0.34)	9.73
Year Ended October 31, 2006	9.75	0.34	0.01	0.35	(0.34)	9.76
Year Ended October 31, 2005	10.00	0.27	(0.24)	0.03	(0.28)	9.75
Year Ended October 31, 2004	10.05	0.23	(0.05)	0.18	(0.23)	10.00

Institutional Class
Six Months Ended April 30, 2009 (Unaudited)	9.48	0.16	0.23	0.39	(0.16)	9.71
Year Ended October 31, 2008	9.73	0.34	(0.26)	0.08	(0.33)	9.48
Year Ended October 31, 2007	9.77	0.35	(0.03)	0.32	(0.36)	9.73
Year Ended October 31, 2006	9.75	0.41	(0.04)	0.37	(0.35)	9.77
Year Ended October 31, 2005	10.00	0.30	(0.25)	0.05	(0.30)	9.75
Year Ended October 31, 2004	10.05	0.26	(0.06)	0.20	(0.25)	10.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	See Note 2K.

(f)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (excluding imputed interest) (d)		Net expenses (including imputed interest) (d)(e)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest) (e)	Portfolio turnover rate (b)

4.09%	$169,124	0.55%		0.55%		3.22%	0.72%	0.72%	6%
0.51	187,500	0.55		0.57		3.18	0.67	0.69	49
3.26	218,309	0.55		0.59		3.50	0.66	0.70	122
3.61	275,161	0.56	(f)	0.56	(f)	3.41	0.65	0.65	73
0.33	507,008	0.55		0.55		2.81	0.65	0.65	118
1.86	357,317	0.55		0.55		2.38	0.69	0.69	185

4.16	44,853	0.40		0.40		3.37	0.58	0.58	6
0.75	46,147	0.40		0.42		3.33	0.52	0.54	49
3.30	54,563	0.40		0.44		3.65	0.51	0.55	122
3.86	47,568	0.41	(f)	0.41	(f)	3.51	0.50	0.50	73
0.48	187,056	0.40		0.40		2.92	0.51	0.51	118
2.02	349,338	0.40		0.40		2.49	0.55	0.55	185

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   51

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware U.S. Equity Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$12.11	$0.10	(e)	$(0.80)	$(0.70)	$(0.08)	$(0.07)	$(0.15)
Year Ended October 31, 2008	21.24	0.19	(e)	(6.92)	(6.73)	(0.15)	(2.25)	(2.40)
Year Ended October 31, 2007	19.18	0.16	(e)	2.04	2.20	(0.14)	—	(0.14)
Year Ended October 31, 2006	16.65	0.14	(e)	2.56	2.70	(0.17)	—	(0.17)
Year Ended October 31, 2005	16.16	0.16		0.49	0.65	(0.16)	—	(0.16)
Year Ended October 31, 2004	14.89	0.08	(e)	1.28	1.36	(0.09)	—	(0.09)

Class B
Six Months Ended April 30, 2009 (Unaudited)	11.96	0.07	(e)	(0.78)	(0.71)	(0.05)	(0.07)	(0.12)
Year Ended October 31, 2008	21.03	0.11	(e)	(6.85)	(6.74)	(0.08)	(2.25)	(2.33)
Year Ended October 31, 2007	18.99	0.06	(e)	2.02	2.08	(0.04)	—	(0.04)
Year Ended October 31, 2006	16.49	0.05	(e)	2.53	2.58	(0.08)	—	(0.08)
Year Ended October 31, 2005	16.00	0.07		0.49	0.56	(0.07)	—	(0.07)
Year Ended October 31, 2004	14.75	0.01	(e)	1.26	1.27	(0.02)	—	(0.02)

Class C
Six Months Ended April 30, 2009 (Unaudited)	11.92	0.07	(e)	(0.78)	(0.71)	(0.06)	(0.07)	(0.13)
Year Ended October 31, 2008	20.97	0.11	(e)	(6.83)	(6.72)	(0.08)	(2.25)	(2.33)
Year Ended October 31, 2007	18.95	0.05	(e)	2.02	2.07	(0.05)	—	(0.05)
Year Ended October 31, 2006	16.46	0.05	(e)	2.52	2.57	(0.08)	—	(0.08)
Year Ended October 31, 2005	15.97	0.08		0.48	0.56	(0.07)	—	(0.07)
Year Ended October 31, 2004	14.72	0.02	(e)	1.25	1.27	(0.02)	—	(0.02)

Select Class
Six Months Ended April 30, 2009 (Unaudited)	12.13	0.11	(e)	(0.80)	(0.69)	(0.10)	(0.07)	(0.17)
Year Ended October 31, 2008	21.29	0.23	(e)	(6.93)	(6.70)	(0.21)	(2.25)	(2.46)
Year Ended October 31, 2007	19.22	0.21	(e)	2.05	2.26	(0.19)	—	(0.19)
Year Ended October 31, 2006	16.68	0.20	(e)	2.54	2.74	(0.20)	—	(0.20)
Year Ended October 31, 2005	16.18	0.23		0.47	0.70	(0.20)	—	(0.20)
Year Ended October 31, 2004	14.90	0.13	(e)	1.28	1.41	(0.13)	—	(0.13)

Institutional Class
Six Months Ended April 30, 2009 (Unaudited)	7.87	0.08	(e)	(0.52)	(0.44)	(0.11)	(0.07)	(0.18)
Year Ended October 31, 2008	14.77	0.19	(e)	(4.61)	(4.42)	(0.23)	(2.25)	(2.48)
Year Ended October 31, 2007	13.41	0.17	(e)	1.42	1.59	(0.23)	—	(0.23)
Year Ended October 31, 2006	11.71	0.15	(e)	1.79	1.94	(0.24)	—	(0.24)
Year Ended October 31, 2005	11.42	0.18		0.34	0.52	(0.23)	—	(0.23)
Year Ended October 31, 2004	10.57	0.11	(e)	0.89	1.00	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.26	(5.76)%	$1,450	1.06%	1.83%	1.16%	38%
12.11	(35.03)	2,122	1.10	1.16	1.18	116
21.24	11.50	7,747	1.10	0.78	1.13	34
19.18	16.29	7,581	1.10	0.80	1.13	32
16.65	3.99	8,132	1.10	0.89	1.24	46
16.16	9.15	5,130	1.10	0.57	1.74	59

11.13	(5.90)	891	1.56	1.33	1.66	38
11.96	(35.39)	1,227	1.60	0.67	1.68	116
21.03	10.98	2,169	1.60	0.28	1.63	34
18.99	15.68	2,370	1.60	0.30	1.63	32
16.49	3.51	2,458	1.60	0.53	1.79	46
16.00	8.62	2,814	1.60	0.07	2.24	59

11.08	(5.98)	462	1.56	1.32	1.66	38
11.92	(35.38)	539	1.60	0.69	1.68	116
20.97	10.95	765	1.60	0.24	1.63	34
18.95	15.67	572	1.60	0.29	1.63	32
16.46	3.53	550	1.60	0.47	1.77	46
15.97	8.66	479	1.60	0.07	2.24	59

11.27	(5.66)	252,642	0.81	2.04	0.91	38
12.13	(34.87)	169,702	0.84	1.43	0.93	116
21.29	11.83	227,477	0.84	1.05	0.88	34
19.22	16.56	288,494	0.84	1.12	0.87	32
16.68	4.29	701,050	0.84	1.28	0.86	46
16.18	9.46	879,507	0.84	0.83	0.90	59

7.25	(5.53)	10,231	0.57	2.32	0.76	38
7.87	(34.81)	11,903	0.70	1.66	0.77	116
14.77	11.94	59,168	0.70	1.19	0.73	34
13.41	16.75	75,507	0.70	1.24	0.72	32
11.71	4.50	133,590	0.70	1.37	0.71	46
11.42	9.50	120,379	0.70	0.97	0.76	59

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   53

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 5 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
Tax Aware Disciplined Equity Fund	Institutional Class	Diversified
Tax Aware Enhanced Income Fund	Class A, Select Class and Institutional Class	Diversified
Tax Aware Real Return Fund	Class A, Class C, Select Class and Institutional Class	Diversified
Tax Aware Short-Intermediate Income Fund	Select Class and Institutional Class	Diversified
Tax Aware U.S. Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class	Diversified

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”) defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

54   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Tax Aware Disciplined Equity Fund
Level 1 — Quoted prices	$231,260	$380	$—
Level 2 — Other significant observable inputs	1,350	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$232,610	$380	$—
Tax Aware Enhanced Income Fund
Level 1 — Quoted prices	$9,734	$—	$—
Level 2 — Other significant observable inputs	47,868	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$57,602	$—	$—
Tax Aware Real Return Fund
Level 1 — Quoted prices	$232,666	$—	$—
Level 2 — Other significant observable inputs	2,039,932	6,867	(126,930)
Level 3 — Significant unobservable inputs	—	—	—
Total	$2,272,598	$6,867	$(126,930)
Tax Aware Short-Intermediate Income Fund
Level 1 — Quoted prices	$1,164	$—	$—
Level 2 — Other significant observable inputs	211,668	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$212,832	$—	$—
Tax Aware U.S. Equity Fund
Level 1 — Quoted prices	$261,943	$1,181	$—
Level 2 — Other significant observable inputs	3,104	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$265,047	$1,181	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2009 (amounts in thousands):

	Value	Percentage
Tax Aware Real Return Fund	$3,744	0.2%

C.  Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   55

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2009, Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D.  Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, credit default, index and total return swaps, to manage credit, currency, duration and yield curve risks, or as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Any upfront payments made or received upon entering a swap are recorded as an asset or liability, respectively. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. Upfront payments made or received are recorded as a realized gain or loss upon termination of the agreement. The value of swap agreements is recognized in the Statements of Assets and Liabilities; the risk of loss may exceed such amounts. The Funds may be exposed to market risk related to unfavorable changes in interest rates or in the price or return of underlying instruments; counterparty credit risk related to the swap counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position; and, documentation risk related to disagreement on the meaning of contract terms. Notional amounts of swap agreements, presented in the Schedules of Portfolio Investments, are used to express the extent of involvement in these transactions.

Interest Rate Swaps

The Funds may enter into interest rate swap agreements to maintain interest rate and yield curve exposure as well as to hedge against the exposure associated with changes to market interest rates and for inflation protection. Interest rate swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. The Tax Aware Real Return Fund enters into inflation linked swaps to protect portfolio returns from the cost of inflation. An inflation linked swap is an agreement between two parties to exchange payments at a future date based on the difference between a fixed payment and a payment linked to the inflation rate at a future date. The Funds may also enter into various other types of interest rate swap agreements such as: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”, (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate or “floor”, (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, and (4) callable interest rate swaps, under which a counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to expiration date.

Price Lock Swaps

Price lock swap agreements involve the exchange of cash flows by the Funds with another party based on the price differential between the market price at termination and a fixed forward price (the “price lock”) of a debt obligation. Both parties agree to exchange a payment for the price differential on the debt obligation with respect to the notional amount. At inception, the price lock is generally designed such that the fair value of the swap is zero. At the termination date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price differential of the market price of the debt obligation and the price lock multiplied by the notional amount. As a receiver of the realized price differential, a Fund would receive the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would owe the payoff amount when the differential is less than the price lock. As a payer of the realized price differential, a Fund would owe the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would receive the payoff amount when the differential is less than the price lock.

As of April 30, 2009, Tax Aware Real Return Fund had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable

56   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I.  Dividends and Distributions to Shareholders — Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and Tax Aware Short-Intermediate Income Fund declare and pay dividends from net investment income monthly. Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund declare and pay dividends from net investment income quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

K.  Floating-Rate Note Obligations Related to Securities Held — Tax Aware Short-Intermediate Income Fund may enter into transactions in which a fixed-rate note owned by the Fund is transferred to a trust in exchange for cash and residual interests in the trust’s assets and cash flows, which are in the form of inverse floating rate investments (the “Inverse Floater”). The trust funds the purchase of the fixed rate notes by issuing floating-rate certificates issued to third parties and allowing the Fund to retain the residual interests in the fixed-rate notes. The Inverse Floater held by the Fund gives the Fund the right to (1) cause the holders of the floating-rate certificates to tender their notes at par at the next reset date, and (2) to transfer the fixed-rate notes from the trust to the Fund, causing the trust to collapse. The Fund accounts for the transfer of the fixed-rate notes to the trust as a secured borrowing, with the fixed-rate notes transferred to the trust remaining in the Fund’s investments, and the related floating-rate certificates reflected as a liability under the caption “Floating rate notes payable” on the Statements of Assets and Liabilities. The Fund recorded no imputed interest expense for the six months ended April 30, 2009.

At April 30, 2009, Tax Aware Short-Intermediate Fund did not hold any Inverse Floaters.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Tax Aware Disciplined Equity Fund	0.35%
Tax Aware Enhanced Income Fund	0.25
Tax Aware Real Return Fund	0.35
Tax Aware Short-Intermediate Income Fund	0.25
Tax Aware U.S. Equity Fund	0.45

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   57

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2009 was as follows (amounts in thousands):

Tax Aware Disciplined Equity Fund	$5
Tax Aware Enhanced Income Fund	13
Tax Aware Real Return Fund	153
Tax Aware Short-Intermediate Income Fund	6
Tax Aware U.S. Equity Fund	10

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2009, the annualized effective rate was 0.11% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Tax Aware Enhanced Income Fund	0.25%	n/a	n/a
Tax Aware Real Return Fund	0.25	n/a	0.75%
Tax Aware U.S. Equity Fund	0.25	0.75%	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Tax Aware Enhanced Income Fund	$—	(a)	$—
Tax Aware Real Return Fund	24		36
Tax Aware U.S. Equity Fund	—	(a)	1

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Tax Aware Disciplined Equity Fund	n/a	n/a	n/a	n/a	0.10%
Tax Aware Enhanced Income Fund	0.25%	n/a	n/a	0.25%	0.10
Tax Aware Real Return Fund	0.25	n/a	0.25%	0.25	0.10
Tax Aware Short-Intermediate Income Fund	n/a	n/a	n/a	0.25	0.10
Tax Aware U.S. Equity Fund	0.25	0.25%	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

58   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Select Class		Institutional Class
Tax Aware Disciplined Equity Fund	n/a		n/a		n/a		n/a		0.55%
Tax Aware Enhanced Income Fund	0.75%		n/a		n/a		0.50%		0.25
Tax Aware Real Return Fund	0.75		n/a		1.40%		0.65		0.50
Tax Aware Short-Intermediate Income Fund	n/a		n/a		n/a		0.55		0.40
Tax Aware U.S. Equity Fund	1.05	*	1.55	%*	1.55	*	0.80	*	0.55	*

*	Prior to March 1, 2009, the contractual expense limitations for Tax Aware U.S. Equity Fund were 1.10%, 1.60%, 1.60%, 0.84% and 0.70% for Class A, Class B, Class C, Select Class and Institutional Class, respectively.

The contractual expense limitation agreements were in effect for the six months ended April 30, 2009. The expense limitation percentages in the table above are in place until at least February 28, 2010.

For the six months ended April 30, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Tax Aware Disciplined Equity Fund	$—	$3	$103	$106	$—
Tax Aware Enhanced Income Fund	72	33	23	128	11
Tax Aware Real Return Fund	—	112	1,037	1,149	—
Tax Aware Short-Intermediate Income Fund	39	44	112	195	—
Tax Aware U.S. Equity Fund	73	—	18	91	—

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Tax Aware U.S. Equity Fund	$27	$2	$29

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2009, Tax Aware U.S. Equity Fund incurred brokerage commissions with broker/dealers affiliated with the Advisor of approximately $3,000.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   59

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

4. Investment Transactions

During the six months ended April 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Disciplined Equity Fund	$59,618	$225,765
Tax Aware Enhanced Income Fund	3,860	13,536
Tax Aware Real Return Fund	210,386	179,214
Tax Aware Short-Intermediate Income Fund	12,416	26,554
Tax Aware U.S. Equity Fund	170,208	83,885

During the six months ended April 30, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Disciplined Equity Fund	$222,607	$27,034	$17,031	$10,003
Tax Aware Enhanced Income Fund	57,528	200	126	74
Tax Aware Real Return Fund	2,209,622	75,522	12,546	62,976
Tax Aware Short-Intermediate Income Fund	212,834	5,018	5,020	(2)
Tax Aware U.S. Equity Fund	256,594	22,031	13,578	8,453

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2009. Average borrowings from the Facility for the six months ended April 30, 2009, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Tax Aware Disciplined Equity Fund	$28,363	1	$—	(a)
Tax Aware U.S. Equity Fund	10,669	1	— (a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

60   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

For the Funds, one or more affiliate of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and Tax Aware Short-Intermediate Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

As of April 30, 2009, Tax Aware Short-Intermediate Income Fund had approximately 21% of its total investments insured by National Public Finance Guarantee Corp. This percentage does not include insured bonds that have been pre-refunded as of April 30, 2009.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). Tax Aware Real Return Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against Tax Aware Real Return Fund in the event Tax Aware Real Return Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on Tax Aware Real Return Fund.

8. Transfers-in-Kind

For the year ended October 31, 2008, certain shareholders of Tax Aware U.S. Equity Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the dates, at the values listed, and gains for book purposes which resulted from the redemption in-kind are listed below (amounts in thousands):

	Date	Value	Realized Gains	Type
Tax Aware U.S. Equity Fund	12/14/2007	$18,502	$4,986	Redemption-in-kind

9. Reorganization

On February 18, 2009, the Board of Trustees of the Trust approved the reorganizations of Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund (each an “Acquired Fund”) into JPMorgan Short-Intermediate Municipal Bond Fund, a fund of JPMorgan Trust II. These reorganizations occurred on June 26, 2009, subsequent to approval at shareholder meetings held on June 15, 2009 and June 22, 2009.

The Advisor and Distributor agreed to waive their fees and/or reimburse each Acquired Fund in an amount sufficient to offset the costs incurred by each Acquired Fund relating to its Reorganization.

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   61

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2008, and continued to hold your shares at the end of the reporting period, April 30, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During November 1, 2009 to April 30, 2009*	Annualized Expense Ratio
Tax Aware Disciplined Equity Fund
Institutional Class
Actual	$1,000.00	$940.70	$2.65	0.55%
Hypothetical	1,000.00	1,022.07	2.76	0.55

Tax Aware Enhanced Income Fund
Class A
Actual	1,000.00	1,005.60	3.73	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Select Class
Actual	1,000.00	1,006.70	2.49	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Institutional Class
Actual	1,000.00	1,008.10	1.24	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

62   J.P. MORGAN TAX AWARE FUNDS        APRIL 30, 2009

	Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During November 1, 2009 to April 30, 2009*	Annualized Expense Ratio
Tax Aware Real Return Fund
Class A
Actual	$1,000.00	$1,071.70	$3.85	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class C
Actual	1,000.00	1,067.50	7.18	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Select Class
Actual	1,000.00	1,071.40	3.34	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Institutional Class
Actual	1,000.00	1,072.00	2.57	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

Tax Aware Short-Intermediate Income Fund
Select Class
Actual	1,000.00	1,040.90	2.78	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Institutional Class
Actual	1,000.00	1,041.60	2.02	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

Tax Aware U.S. Equity Fund
Class A
Actual	1,000.00	942.40	5.11	1.06
Hypothetical	1,000.00	1,019.54	5.31	1.06
Class B
Actual	1,000.00	941.00	7.51	1.56
Hypothetical	1,000.00	1,017.06	7.80	1.56
Class C
Actual	1,000.00	940.20	7.50	1.56
Hypothetical	1,000.00	1,017.06	7.80	1.56
Select Class
Actual	1,000.00	943.40	3.90	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Institutional Class
Actual	1,000.00	944.70	2.75	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2009        J.P. MORGAN TAX AWARE FUNDS   63

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. April 2009.	SAN-TA-409

Semi-Annual Report

J.P. Morgan Country/Region Funds

Six months ended April 30, 2009 (Unaudited)

JPMorgan Asia Equity Fund

JPMorgan China Region Fund

JPMorgan India Fund

JPMorgan Intrepid European Fund

JPMorgan Intrepid Japan Fund

JPMorgan Latin America Fund

JPMorgan Russia Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Asia Equity Fund	2
JPMorgan China Region Fund	4
JPMorgan India Fund	6
JPMorgan Intrepid European Fund	8
JPMorgan Intrepid Japan Fund	10
JPMorgan Latin America Fund	12
JPMorgan Russia Fund	14
Schedules of Portfolio Investments	16
Financial Statements	30
Financial Highlights	46
Notes to Financial Statements	60
Schedule of Shareholder Expenses	70

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 15, 2009 (Unaudited)

Dear Shareholder:

Poet T.S. Eliot may have called it the cruelest month, but April was certainly one of the brightest months for investors in a long time. After 18 months of declines, the market finally gave investors one of its finest moments: nine straight weeks of market gains. This rally, along with some signs of economic recovery, led many economists and industry experts to suggest that the global financial crisis may be moving past its peak. Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s (Fed) massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.

“Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.”

After a dismal fall and winter, the market experienced one of its most impressive gains since the 1930s. After a 57% decline in the S&P 500 between the market peak of October 9, 2007, and March 9, 2009, the market has climbed 31% as of the date of this letter. During the same time period, credit spreads narrowed considerably; the spread between the three-month Libor rate and three-month Treasuries, which rose to 4.6% last fall, declined to 0.7%.

Some reported improvement in corporate fundamentals also added to the optimism. In contrast to last year’s dramatic write-downs, most major financial institutions reported profits for the first quarter of 2009. Even the results of the government’s recent stress tests were less “stressful” than anticipated; although half of the major banks will need to bolster their capital, federal officials said the results were another sign that the economy was getting closer to the road to recovery.

Despite these positive signs, it’s still too early to fully seize the “green shoots,” as Federal Chairman Ben Bernanke called them. There are still many hurdles to cross, and slumping housing starts as well as unemployment and gross domestic product (GDP) concerns still present many downside risks to our economy.

Yields drop slightly

Investors’ willingness to take on more risk contributed to a drop in Treasury prices and higher yields during the most recent market rally, but overall, yields were down slightly for the reporting period. During the six-month period ended April 30, 2009, 30-year bond yields dropped 0.9% to 4.05%, the benchmark 10-year Treasury declined 0.8% to end the period at 3.16%, and the two-year note declined 0.5% to close at 0.91%.

Investors display increased confidence with equities

On the heels of encouraging news from the Fed, U.S. equities posted a strong rally in March, but overall, U.S. benchmarks were still in negative territory. During the six-month reporting period ended April 30, 2009, the Dow Jones Industrial Average fell 10.79%, the S&P 500 Index declined 8.53% and NASDAQ Composite Index fell 0.37%.

Outside the U.S., international equities also rallied strongly, particularly in the emerging markets countries. As measured by the MSCI Emerging Markets Index, emerging markets rose 17.52% for the period. Developed markets, however, as measured by the MSCI EAFE Index, declined 2.35% for the period.

Prepare for future setbacks with focus and discipline

The recent stock market rally underscores a point that we’ve emphasized throughout the entire market downturn: the importance of maintaining a disciplined approach to investing. While the markets reacted to a flurry of good news, they remain just as sensitive to any forthcoming “bad” news. These potential risks make a strong case for a balanced mix of stocks, cash and alternatives, as well as diversified fixed income investments, that can, over the long run, help keep your emotions in check and help your portfolio absorb some of the “aftershocks” from weak economic data.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   1

JPMorgan Asia Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 1, 2001
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$878,502
Primary Benchmark	Morgan Stanley Capital International (MSCI) All Country Asia (ex Japan) Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Asia Equity Fund, which seeks total return from long-term capital growth,* returned 26.30%** (Class A Shares, no sales charge) for the six months ended April 30, 2009, compared to the 21.40% return for the MSCI All Country Asia ex- Japan Index (“The ”Index“) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark during the period ended April 30, 2009. The sharp rally in Asian assets over the same period was accompanied by both a rapid expansion of domestic liquidity and optimism about Asia’s prospects, relative to the rest of the world, due to Asia’s healthy fiscal, corporate and household balance sheets. Large, domestic-oriented markets, such as China and Indonesia, were the top-performing markets, as they were amongst the first countries to show signs of recovery from the global crisis.

The Fund’s overweight and stock selection in China and Indonesia contributed to performance. However, the Fund’s overweight in Singapore, and stock selection within Korea were detractors from overall performance.

Within China, the Fund’s overweight in Chinese property stocks such as Shimao Property Holdings Ltd., were amongst the largest contributors to performance. This stock was one of the prime beneficiaries of government stimulus measures and of the easing credit environment in China. The Fund’s overweight in Indonesia’s United Tractors Tbk PT was another contributor to performance. The company, which distributes capital equipment, performed strongly due to signs that a resumption of mining activity has led to a pick-up in its order book.

One of the key detractors from performance was the Fund’s overweight in Singapore United Overseas Bank Ltd., which lagged the overall Index. The stock performed poorly early in 2009 as it aggressively wrote down the value of its investment holdings. The Fund’s holding in Korea’s LG Electronics also detracted from performance. During the period that the stock was held by the Fund, it was weighed down by concerns over its export orders, particularly in the US and Europe.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s strategy, which focused on active and fundamental research through company visits by country specialists was unchanged. The Fund tended to overweight stocks in countries exposed to regional domestic demand. The Fund remained overweight in China as we felt that China’s strong fiscal position allowed the government to implement large fiscal stimulus measures to support the economy. We continued to emphasize domestic-oriented stocks, such as telecommunication, consumer and infrastructure companies. The Fund remained underweight in countries, such as Taiwan, and smaller emerging markets, such as the Philippines and Malaysia, that largely depended on exports.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	China Telecom Corp., Ltd., Class H (China)	3.5%
2.	China Shenhua Energy Co., Ltd., Class H (China)	3.3
3.	China Life Insurance Co., Ltd., Class H (China)	3.2
4.	HSBC Holdings plc (United Kingdom)	3.1
5.	Samsung Electronics Co., Ltd. (South Korea)	3.1
6.	Industrial & Commercial Bank of China, Class H (China)	3.0
7.	Asia Cement Corp. (Taiwan)	3.0
8.	KB Financial Group, Inc. (South Korea)	2.9
9.	Olam International Ltd. (Singapore)	2.7
10.	United Tractors Tbk PT (Indonesia)	2.7

PORTFOLIO COMPOSITION BY COUNTRY***

China	33.2%
South Korea	15.3
Taiwan	13.2
Hong Kong	9.3
Singapore	8.9
India	7.9
Indonesia	5.8
Thailand	3.3
United Kingdom	3.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/01
Without Sales Charge		26.30%	(39.42)%	7.39%	7.22%
With Sales Charge*		19.70	(42.59)	6.23	6.45
SELECT CLASS SHARES	6/28/02	26.44	(39.26)	7.67	7.47
INSTITUTIONAL CLASS SHARES	6/28/02	26.59	(39.16)	7.84	7.62

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (11/1/01 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2001.

Returns for the Select Class and Institutional Class Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Select Class and Institutional Class Shares would have been different than shown because Select Class and Institutional Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Asia Equity Fund, the MSCI All Country Asia (ex Japan) Index and the Lipper Pacific Region (ex Japan) Funds Index from November 1, 2001 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI All Country Asia (ex Japan) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Pacific Region (ex Japan) Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI All Country Asia (ex Japan) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in Asia, excluding Japan. The Lipper Pacific Region (ex Japan) Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   3

JPMorgan China Region Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2007
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$7,789
Primary Benchmark	Morgan Stanley Capital International (MSCI) Golden Dragon Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan China Region Fund, which seeks long-term capital growth,* returned 20.55%** (Class A Shares, no sales charge) for the six months ended April 30, 2009, compared to the 24.02% return for the MSCI Golden Dragon Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The JPMorgan China Region Fund underperformed its benchmark during the period. The Chinese equity market performed strongly during the period, as the Chinese economy started to show signs of a recovery from the global financial crisis. Indicators, such as loan growth and the Purchasing Managers Index (PMI) rose, due to the massive fiscal and monetary stimulus plans put in place since the third quarter of 2008. The recovery in China also helped the Hong Kong equity market, in particular the property sector, to rebound sharply. Despite deteriorating fundamentals, the export-geared Taiwan market has performed strongly so far in 2009 due to strong domestic liquidity from the large repatriation of money into Taiwan by high-net-worth Taiwanese as the inheritance tax was cut.

The primary driver of underperformance was overall stock selection in China. The largest contributor to performance was the Fund’s overweight in China.

Within China, the Fund’s overweight in New Oriental Education & Technology Group was one of the biggest detractors from performance. It underperformed the overall Index’s rise, as the focus in China was on cyclical sectors that would benefit from China’s stimulus programs. In Taiwan, the Fund’s overweight in defensive stock Chunghwa Telecom Co., Ltd., was another detractor from performance. The stock lagged the overall Index, reversing its outperformance during the third quarter of 2008. In particular, during March and April 2009, defensive stocks fell out of favor and Chunghwa Telecom hurt relative performance.

The Fund’s overweight in Chinese property stocks, such as China Vanke Co., Ltd. was among the largest contributors to performance. This stock was one of the prime beneficiaries of the easing credit environment in China. The Fund’s overweight in Hong Kong landlord Wharf Holdings Ltd. was another contributor to performance. The stock traded at a substantial valuation discount at the beginning of the period and later was re-rated due to the stabilization of economic activity and consumer sentiment.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s strategy, which focused on active and fundamental research, through company visits by country specialists, was unchanged. The Fund tended to overweight stocks in countries exposed to regional domestic demand. The Fund remained overweight in China as we felt that China’s strong fiscal position allowed the government to implement large fiscal stimulus measures to support the economy. We continued to emphasize domestic-oriented stocks, such as property and retail within China. The Fund remained underweight in countries and in stocks that largely depended on exports, such as Taiwan.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	China Mobile Ltd. (China)	6.5%
2.	Industrial & Commercial Bank of China, Class H (China)	5.9
3.	China Construction Bank Corp., Class H (China)	5.4
4.	China Life Insurance Co., Ltd., Class H (China)	5.2
5.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	4.4
6.	Cheung Kong Holdings Ltd. (Hong Kong)	3.9
7.	CNOOC Ltd. (China)	3.9
8.	HON HAI Precision Industry Co., Ltd. (Taiwan)	3.2
9.	China Petroleum & Chemical Corp., Class H (China)	3.0
10.	AU Optronics Corp. (Taiwan)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***

China	49.2%
Taiwan	29.6
Hong Kong	21.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

4   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		20.55%	(36.05)%	(7.32)%
With Sales Charge*		14.22	(39.40)	(9.59)
CLASS C SHARES	2/28/07
Without CDSC		20.33	(36.34)	(7.77)
With CDSC**		19.33	(37.34)	(7.77)
CLASS R5 SHARES	2/28/07	20.89	(35.71)	(6.88)
SELECT CLASS SHARES	2/28/07	20.67	(35.88)	(7.09)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Average from February 28, 2007 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper China Region Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Lipper China Region Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   5

JPMorgan India Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	May 1, 2007
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$7,753
Primary Benchmark	Morgan Stanley Capital International (MSCI) India Index

A:	The JPMorgan India Fund, which seeks long-term capital growth,* returned 9.52%** (Class A Shares, no sales charge) for the six months ended April 30, 2009, compared to the 15.40% return for the MSCI India Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark during the period. The terrorist attacks in Mumbai, concerns over corporate governance in India and sharp downgrades in India’s gross domestic product growth led to poor performance of the Index from November 2008 to February 2009. Since the beginning of March 2009, the Index has risen by almost 50%, driven by improvements in global risk appetite and resumption of foreign portfolio inflows.

The major detractor from performance was the Fund’s underweight in the materials sector, the top-performing sector in India during the period. Within the sector, the Fund did not own steel stocks, which doubled due to optimism that steel prices would rebound. The Fund was also hurt by stock selection in the industrials sector. The Fund was overweight in Larsen and Toubro Ltd., which lagged the market rally due to concerns over cuts in its infrastructure order book and worries about margins. The Fund’s overweight in Satyam Computers was another key detractor from performance. The stock fell sharply in January after it was embroiled in a corporate governance scandal.

The major contributor to performance was stock selection in the consumer staples sector. The Fund was overweight in cigarette company ITC Ltd., which outperformed the Index due to the high visibility of its earnings. Another contributor to performance was stock selection in the utilities sector, where the Fund was overweight in power utility NTPC Ltd. The stock outperformed the overall market due to optimism about its long-term growth prospects in the power sector.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s strategy, which focused on active and fundamental research, through company visits by Indian country specialists, was unchanged. The Fund tended to overweight stocks exposed to domestic demand, which remains very strong in India. The Fund remained overweight in sectors dependent on infrastructure and consumption demand, including the financial and telecommunication sectors. In addition, we are positive on stocks with a high proportion of earnings coming from the rural sector, which is benefiting from secular trends of rising incomes and urbanization. The Fund remains underweight in stocks from sectors exposed to end demand in developed markets, such as exporters and information technology services stocks.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Reliance Industries Ltd.	14.1%
2.	Infosys Technologies Ltd.	7.2
3.	Housing Development Finance Corp., Ltd.	6.8
4.	HDFC Bank Ltd.	6.5
5.	ICICI Bank Ltd.	5.5
6.	ITC Ltd.	5.2
7.	Bharat Heavy Electricals Ltd.	5.0
8.	Bharti Airtel Ltd.	4.6
9.	NTPC Ltd.	3.6
10.	Infosys Technologies Ltd., ADR	3.4

PORTFOLIO COMPOSITION BY SECTOR***

Financials	23.1%
Energy	20.5
Information Technology	10.6
Industrials	8.1
Utilities	8.0
Consumer Discretionary	7.9
Consumer Staples	7.2
Telecommunication Services	5.8
Health Care	5.7
Materials	3.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

6   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	5/1/07
Without Sales Charge		9.52%	(49.21)%	(24.15)%
With Sales Charge*		3.73	(51.87)	(26.16)
CLASS C SHARES	5/1/07
Without CDSC		9.34	(49.44)	(24.50)
With CDSC**		8.34	(50.44)	(24.50)
CLASS R5 SHARES	5/1/07	9.70	(48.97)	(23.80)
SELECT CLASS SHARES	5/1/07	9.61	(49.09)	(23.97)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/1/07 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 1, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan India Fund, the MSCI India Index and the Lipper Emerging Markets Funds Index from May 1, 2007 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI India Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI India Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in India. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically or economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   7

JPMorgan Intrepid European Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 2, 1995
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$200,237
Primary Benchmark	Morgan Stanley Capital International (MSCI) Europe Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid European Fund, which seeks total return from long-term capital growth,* returned –7.35%** (Class A Shares, no sales charge) for the six months ended April 30, 2009, compared with the –4.56% return for the MSCI Europe Index for the same period. Total return consists of capital growth and current income.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark during the period. The European market, along with global markets, endured a turbulent six months as the repercussions of the financial crisis spread to the economy. Very weak economic data painted a bleak outlook for 2009 earnings, contributing to heavy falls for equities. The market rallied towards the end of the period on hopes that global government interventions would stem the economic downturn, but could not erase heavy losses suffered earlier in the period.

In the Fund, stock selection in the healthcare, industrials and materials sectors negatively impacted performance. At the individual stock level, an underweight position in steelmaker ArcelorMittal hurt returns. The company reported better-than-expected fourth-quarter earnings and benefited from the rally in commodity prices towards the end of the period under review. An overweight position in Allianz SE was detrimental after the insurer reported a fourth-quarter loss on investment write-downs and the sale of Dresdner Bank. The Fund was also hurt by an overweight position in drug-maker GlaxoSmithKline plc, which fell after reporting a 7.1% drop in fourth-quarter 2008 net income due to higher legal costs and rising competition from generic drug companies.

Positive contributions to relative returns came from stock selection in the financials, consumer discretionary and energy sectors. An overweight position in Petrofac helped returns after the oil services company reported a 40% increase in full-year 2008 earnings and received broker upgrades citing its ability to win orders. An overweight position in Tui Travel plc was also positive after the firm’s parent company increased its forecast of savings from the integration of its purchase of First Choice. An underweight position in HSBC Holdings plc was beneficial for relative returns. The bank, which had held up relatively well during the earlier part of the financial crisis, said it would seek new capital after experiencing a 70% drop in full-year profits for 2008.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on the premise that psychological factors cause investors to behave irrationally in systematic, but predicable ways. These market inefficiencies give rise to persistent anomalies that manifest themselves at the extremes of the growth and value spectrums of the market. Utilizing disciplined stock screening combined with fundamental validation, the Fund is constructed to possess attractive growth and value characteristics, ensuring that style and stock selection are the primary drivers of returns. Risk is managed by holding 50+ stocks and seeking to ensure that the Fund had positive exposure to both growth and value compared to the broad market.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Banco Santander S.A. (Spain)	2.3%
2.	Vodafone Group plc (United Kingdom)	2.3
3.	Sanofi-Aventis S.A. (France)	2.3
4.	Novartis AG (Switzerland)	2.0
5.	E.ON AG (Germany)	2.0
6.	Nestle S.A. (Switzerland)	1.9
7.	France Telecom S.A. (France)	1.7
8.	Telefonica S.A. (Spain)	1.6
9.	CRH plc (Ireland)	1.6
10.	Credit Suisse Group AG (Switzerland)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	33.0%
France	11.5
Germany	11.4
Switzerland	9.6
Spain	5.3
Sweden	5.0
Italy	3.5
Greece	3.5
Belgium	2.4
Netherlands	2.2
Finland	1.9
Ireland	1.6
Norway	1.5
Denmark	1.2
Short-Term Investment	5.1
Others (each less than 1.0%)	1.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2009. The Fund’s composition is subject to change.

8   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		(7.35)%	(46.96)%	2.65%	3.90%
With Sales Charge*		(12.20)	(49.74)	1.55	3.34
CLASS B SHARES	11/3/95
Without CDSC		(7.58)	(47.25)	2.12	3.38
With CDSC**		(12.58)	(52.25)	1.75	3.38
CLASS C SHARES	11/1/98
Without CDSC		(7.61)	(47.25)	2.13	3.27
With CDSC***		(8.61)	(48.25)	2.13	3.27
SELECT CLASS SHARES	9/10/01	(7.23)	(46.84)	2.93	4.10
INSTITUTIONAL CLASS SHARES	9/10/01	(7.10)	(46.71)	3.16	4.36

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/99 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Select Class and Institutional Class Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Select Class and Institutional Class Shares would have been different than those shown because Select Class and Institutional Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, MSCI Europe Index, and Lipper European Funds Index from April 30, 1999 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper European Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Funds Index represents the total returns of the funds in the indicated category defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   9

JPMorgan Intrepid Japan Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 2, 1995
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$12,988
Primary Benchmark	Tokyo Stock Exchange (Topix) 1st Section Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Japan Fund, which seeks total return from long-term capital growth,* returned –7.31%** (Class A Shares, no sales charge) for the six months ended April 30, 2009, compared to the –2.40% return for the Tokyo Stock Exchange (Topix) 1st Section Index and 2.33% for the MSCI Japan Index for the same period. Total return consists of capital growth and current income.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark during the period. The Japanese market lagged its peers in the Asia-Pacific region due to the release of poor macro-economic data, which indicated new highs in unemployment levels and aggressive wage reductions by companies. In addition, the period was characterized by significant currency volatility. Specifically, the Japanese yen strengthened by 12% during the last two months of 2008 before weakening by almost 15% in the first three months of 2009. This also led to considerable volatility in the performance of export-related sectors, such as automotive and electronics.

In terms of sector allocation, the main detractor from performance was the Fund’s underweight in semiconductors, which outperformed the overall index. The sector rose by 36% and was a top performer, buoyed by expectations of inventory re-stocking of technology products. The largest contributor to performance was the Fund’s overweight in capital goods, another top-performing sector. Capital goods rose by 8%, outperforming the overall index, as signs of a pick-up in global growth led to expectations that the sector would benefit from increased orders for capital equipment.

In terms of stock selection, the major detractor from performance was the Fund’s overweight in telecommunication stock KDDI Corp. The stock underperformed the overall index as defensive stocks, such as KDDI Corp., fell out of favor with investors. Another detractor was the Fund’s overweight in real estate stock Mitsui Fudosan Co., Ltd, which is an index stock. It underperformed the overall index due to downgrades to its operating earnings.

The Fund benefited from its overweight in machinery stock Amada Co., Ltd., which performed well due to optimism that the company would benefit from a pick-up in global industrial activity. The Fund’s overweight in Mitsubishi Paper Mills also contributed to performance. During the holding period, the stock strengthened as it was seen as a large beneficiary of the strong yen, which helps the company as it imports a significant amount of its raw materials.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on the premise that psychological factors cause investors to behave irrationally in systematic, but predictable ways. These market inefficiencies give rise to persistent anomalies that manifest themselves at the extremes of the growth and value spectrums of the market. Utilizing disciplined stock screening combined with fundamental validation, the Fund is constructed to possess attractive growth and value characteristics, ensuring that style and stock selection are the primary drivers of returns. We believe that this dynamic, multi-cap approach to investing in Japan allows the Fund to potentially generate consistent alpha through the strict control of risk through various style and market cycles. The main value factors we screened were historic price/book and forward price/earnings. The growth factors were earnings momentum and price momentum.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Toyota Motor Corp.	5.6%
2.	Mitsubishi UFJ Financial Group, Inc.	4.5
3.	Honda Motor Co., Ltd.	2.7
4.	Takeda Pharmaceutical Co., Ltd.	2.3
5.	NTT DoCoMo, Inc.	2.1
6.	Panasonic Corp.	2.1
7.	Nippon Telegraph & Telephone Corp.	2.1
8.	East Japan Railway Co.	2.0
9.	Seven & I Holdings Co., Ltd.	2.0
10.	Shin-Etsu Chemical Co., Ltd.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	20.1%
Consumer Discretionary	20.0
Industrials	14.3
Information Technology	11.9
Materials	7.4
Health Care	7.0
Utilities	5.8
Telecommunication Services	5.8
Consumer Staples	4.8
Energy	2.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

10   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		(7.31)%	(38.45)%	(6.93)%	(3.97)%
With Sales Charge*		(12.09)	(41.66)	(7.92)	(4.48)
CLASS B SHARES	11/3/95
Without CDSC		(7.55)	(38.79)	(7.52)	(4.47)
With CDSC**		(12.55)	(43.79)	(8.07)	(4.47)
CLASS C SHARES	2/28/06
Without CDSC		(7.79)	(38.90)	(7.56)	(4.62)
With CDSC***		(8.79)	(39.90)	(7.56)	(4.62)
SELECT CLASS SHARES	2/28/06	(7.07)	(38.18)	(6.78)	(3.89)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/99 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Select Class Shares would have been different than shown because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid Japan Fund, Tokyo Stock Exchange (Topix) 1st Section Index, MSCI Japan Index and Lipper Japan Funds Average from April 30, 1999 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Japan Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Tokyo Stock Exchange (Topix) 1st Section Index, also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The MSCI Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Japan. The Lipper Japan Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   11

JPMorgan Latin America Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2007
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$5,252
Primary Benchmark	Morgan Stanley Capital International (MSCI) EM Latin America Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Latin America Fund, which seeks long-term capital growth,* returned 9.93%** (Class A Shares, no sales charge) for the six months ended April 30, 2009, compared to the 18.78% return for the MSCI EM Latin America Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Performance within the emerging markets (EM) asset class and Latin America specifically went through two distinct phases during the last half year. The first, from November 2008 through February 2009, was that of extreme risk aversion. Poor global macroeconomic data, including rising unemployment, slowing industrial production numbers and falling consumer confidence data, led investors to move money out of the region. Secondly, from early March 2009 through the end of April 2009, investors’ risk appetite returned as economic stimulus plans announced by many of the world’s largest countries, including China, worked their way through to the real economy. News from developed countries also had a positive effect on the asset class as the U.S. began the process of quantitative easing, driving interest rates down which led to signs of stabilization in the housing market, increasing investor confidence.

During the period, an underweight position in Brazilian energy company Petrobras and an overweight in Brazilian materials company Cia Vale do Rio Doce detracted from performance. Cia Vale do Rio Doce suffered from a sharp decrease in demand for iron ore, leading to a negative effect on performance and a fall in the share price. Petrobras performed strongly after commodity prices stabilized in the beginning of 2009 and started to rise through April. As the Fund was underweight in Petrobras, the run-up had a negative effect on performance. An overweight position in Brazilian financial company Itau Unibanco Banco Multiplo S.A added to returns. Our position in off-index name Totvs S.A, a Brazilian information technology company, also added to returns. Totvs benefited from stabilization in earnings within the technology sector after earnings-per-share estimates were sharply reduced in October. While macroeconomic data from Brazil has been weak, it has shown improvement, especially in March and April, which aided performance of Itau Unibanco Banco Multiplo S.A.

From a sector perspective an overweight position in information technology and a slight underweight in telecommunication added to performance during the period. Alternatively, an overweight position in consumer discretionary and underweight in energy have detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed using an active, diversified strategy in which portfolio construction was focused on the highest-conviction ideas, which are found at the stock level. The Fund held, as of April 2009, what it believed were approximately 44 of the most promising investment opportunities as identified by our network of analysts. Risk exposures were monitored and managed versus the benchmark. Security weightings were determined by a bottom-up stock selection process. Sector weightings are an output of our bottom-up stock selection process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Petroleo Brasileiro S.A., ADR (Brazil) (Preferred Stock)	15.2%
2.	Cia Vale do Rio Doce, ADR (Brazil)	12.6
3.	Itau Unibanco Banco Multiplo S.A. (Brazil) (Preferred Stock)	8.9
4.	America Movil S.A.B. de C.V., Series L, ADR (Mexico)	7.3
5.	Itau Unibanco Banco Multiplo S.A., ADR (Brazil)	4.1
6.	Cia de Bebidas das Americas, ADR (Brazil) (Preferred Stock)	3.6
7.	BM&FBOVESPA S.A. (Brazil)	2.6
8.	OGX Petroleo e Gas Participacoes S.A. (Brazil)	2.4
9.	Cia de Transmissao de Energia Eletrica Paulista (Brazil) (Preferred Stock)	2.4
10.	Fomento Economico Mexicano S.A.B. de C.V., ADR (Mexico)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	72.5%
Mexico	21.6
Chile	3.0
Peru	1.2
Panama	1.0
Others (each less than 1.0%)	0.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

12   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		9.93%	(53.03)%	(13.46)%
With Sales Charge*		4.11	(55.49)	(15.59)
CLASS C SHARES	2/28/07
Without CDSC		9.77	(53.22)	(13.86)
With CDSC**		8.77	(54.22)	(13.86)
CLASS R5 SHARES	2/28/07	10.23	(52.77)	(13.05)
SELECT CLASS SHARES	2/28/07	10.05	(52.90)	(13.25)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America. The Lipper Latin American Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   13

JPMorgan Russia Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2007
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$6,754
Primary Benchmark	Morgan Stanley Capital International (MSCI) Russia Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Russia Fund, which seeks long-term capital growth,* returned 5.17%** (Select Class Shares) for the six months ended April 30, 2009, compared to the –2.97% return for the MSCI Russia Index (the “Index”) for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. Russia was the worst-affected emerging market in 2008 from a performance standpoint. Russia’s economy is tightly linked to commodities. As such, the country was hurt by the precipitous fall in commodity prices, specifically oil, which went from a high of $147 a barrel in mid-summer to close out the year trading in the range of $40 a barrel. Through April 2009, the risk premium that investors demanded, due in part to events that occurred during 2008, such as the political conflict with Georgia and the Mechel investigation, declined.

During the period, an underweight position in Gazprom OAO, an energy company, added to performance. Gazprom suffered as the global recession decreased demand for oil. A position in Magnit OAO, a consumer staples company that is not part of the Index, also added to the Fund’s return. Magnit performed well during the period as Russia’s largest grocery store chain announced that net profit doubled in the first quarter. An overweight position in Mechel, a materials company, and Aeroflot Russian International Airlines, detracted from returns. Aeroflot, also not part of the index, struggled as the volume of air travel declined during the period. Mechel struggled as global demand for materials softened in conjunction with the continued global recession.

From a sector perspective, the Fund’s underweight positions relative to the Index in telecommunication and overweight in consumer discretionary added to performance during the period, proving resilient during the downturn that Russia faced during the last two months of 2008 and the upturn in the markets through April 2009. Overweights in financials and industrials detracted from performance during the period. The Russian financial and utilities sector declined on concern about negative gross domestic product growth estimates expected for the country in 2009.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed using an active, concentrated strategy in which portfolio construction was focused on the highest-conviction ideas. These ideas were generated during the period at the individual stock level. The Fund held approximately 45 of what our network of analysts believed to be the most promising investment opportunities. These positions were monitored and managed against the Index. Security weightings were determined by a bottom-up stock selection process. Sector weightings are an output of our bottom-up stock selection process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Gazprom OAO, ADR	12.8%
2.	Sberbank	7.0
3.	Tatneft, GDR	6.3
4.	Surgutneftegaz, ADR	5.2
5.	Dragon Oil plc (Ireland)	4.9
6.	Sistema JSFC, GDR	4.7
7.	MMC Norilsk Nickel, ADR	4.5
8.	Magnit OAO, GDR	4.2
9.	Magnitogorsk Iron & Steel Works, GDR	3.9
10.	Mobile Telesystems OJSC, ADR	3.9

PORTFOLIO COMPOSITION BY SECTOR***

Energy	38.9%
Materials	23.7
Telecommunication Services	12.1
Financials	8.8
Consumer Staples	8.0
Consumer Discretionary	4.2
Health Care	1.9
Industrials	1.5
Others (each less than 1.0%)	0.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

14   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		5.01%	(69.32)%	(35.23)%
With Sales Charge*		(0.53)	(70.93)	(36.82)
CLASS C SHARES	2/28/07
Without CDSC		4.67	(69.48)	(35.57)
With CDSC**		3.67	(70.48)	(35.57)
CLASS R5 SHARES	2/28/07	5.30	(69.16)	(34.92)
SELECT CLASS SHARES	2/28/07	5.17	(69.22)	(35.05)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Russia Fund, the MSCI Russia Index and the Lipper Emerging Markets Funds Index from February 28, 2007 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Russia Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Russia Index is a capitalization weighted index that monitors the performance of stocks from the country of Russia. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   15

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 90.2%
	Common Stocks — 90.2%
	China — 30.0%
15,624	Air China Ltd., Class H (a)	7,302
10,000	Aluminum Corp of China Ltd., Class H	7,658
7,754	Angang Steel Co., Ltd., Class H	9,210
23,000	China Construction Bank Corp., Class H	13,278
8,700	China COSCO Holdings Co., Ltd., Class H	7,046
7,300	China Life Insurance Co., Ltd., Class H	25,637
1,795	China Mobile Ltd.	15,500
7,500	China Railway Construction Corp., Ltd., Class H (a)	10,363
9,500	China Shenhua Energy Co., Ltd., Class H	26,266
56,300	China Telecom Corp., Ltd., Class H	27,715
15,251	CNOOC Ltd.	17,025
7,500	Guangzhou R&F Properties Co., Ltd., Class H	12,060
42,360	Industrial & Commercial Bank of China, Class H	24,098
16,500	Maanshan Iron & Steel, Class H	6,693
17,500	Pacific Basin Shipping Ltd.	8,653
11,000	Parkson Retail Group Ltd.	13,815
1,400	Ping An Insurance Group Co. of China Ltd., Class H	8,648
9,500	Shimao Property Holdings Ltd.	10,551
25,000	Soho China Ltd. (a)	11,998
		263,516
	Hong Kong — 8.4%
13,000	AMVIG Holdings Ltd.	8,090
1,750	Cheung Kong Holdings Ltd.	18,053
11,200	China Overseas Land & Investment Ltd.	19,507
55,000	Guangzhou Investment Co., Ltd.	8,925
8,350	Huabao International Holdings Ltd.	5,902
4,018	Wharf Holdings Ltd.	13,220
		73,697
	India — 7.1%
983	Bharti Airtel Ltd. (a)	14,889
1,000	Larsen & Toubro Ltd., GDR	17,620
700	Maruti Suzuki India Ltd.	11,493
240	Reliance Industries Ltd., GDR (e)	18,288
		62,290
	Indonesia — 5.2%
23,000	Bank Rakyat Indonesia	12,479
37,500	International Nickel Indonesia Tbk PT (a)	12,004
25,000	United Tractors Tbk PT	21,124
		45,607
	Singapore — 8.0%
30,288	Chartered Semiconductor Manufacturing Ltd. (a)	3,353
2,200	DBS Group Holdings Ltd.	13,986
12,333	Neptune Orient Lines Ltd.	10,722
18,000	Olam International Ltd.	21,227
5,400	Singapore Press Holdings Ltd.	10,557
1,380	United Overseas Bank Ltd.	10,637
		70,482
	South Korea — 13.8%
234	Daelim Industrial Co., Ltd.	11,360
263	Doosan Heavy Industries and Construction Co., Ltd.	17,157
420	Hanjin Shipping Co., Ltd.	6,393
950	Hankook Tire Co., Ltd.	11,328
170	Hyundai Mobis	13,046
334	Kangwon Land, Inc.	4,067
750	KB Financial Group, Inc. (a)	23,254
54	Samsung Electronics Co., Ltd.	24,704
29	Shinsegae Co., Ltd.	10,166
		121,475
	Taiwan — 11.9%
3,661	Acer, Inc.	6,997
23,000	Asia Cement Corp.	23,682
18,500	AU Optronics Corp.	19,682
13,000	China Steel Corp.	10,058
21,000	Evergreen Marine Corp. Taiwan Ltd.	10,467
16,150	Far Eastern Textile Co., Ltd.	15,067
6,400	HON HAI Precision Industry Co., Ltd.	18,477
		104,430
	Thailand — 3.0%
1,650	Banpu PCL, Foreign Shares	13,203
695	Banpu PCL, NVDR	5,538
4,650	Siam Commercial Bank pcl, Foreign Shares	7,248
		25,989
	United Kingdom — 2.8%
3,559	HSBC Holdings plc	24,945

	Total Investments — 90.2% (Cost $786,261)	792,431
	Other Assets in Excess of Liabilities — 9.8%	86,071
	NET ASSETS — 100.0%	$878,502

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	16.4%
Real Estate Management & Development	11.9
Oil, Gas & Consumable Fuels	10.1
Construction & Engineering	7.1
Metals & Mining	5.8
Marine	5.5
Electronic Equipment, Instruments & Components	4.8
Insurance	4.3
Food & Staples Retailing	4.0
Wireless Telecommunication Services	3.8
Semiconductors & Semiconductor Equipment	3.5
Diversified Telecommunication Services	3.5
Auto Components	3.1
Construction Materials	3.0
Machinery	2.7
Industrial Conglomerates	1.9
Multiline Retail	1.7
Automobiles	1.5
Media	1.3
Containers & Packaging	1.0
Others (each less than 1.0%)	3.1

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   17

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.9%
	Common Stocks — 99.9%
	China — 49.1%
128	Aluminum Corp of China Ltd., Class H	98
58	Angang Steel Co., Ltd., Class H	69
71	Asia Cement China Holdings Corp. (a)	54
18	Beijing Enterprises Holdings Ltd.	79
63	China Coal Energy Co.	54
730	China Construction Bank Corp., Class H	421
115	China Life Insurance Co., Ltd., Class H	404
24	China Merchants Holdings International Co., Ltd.	57
58	China Mobile Ltd.	503
70	China National Building Material Co., Ltd., Class H	146
296	China Petroleum & Chemical Corp., Class H	230
51	China Railway Construction Corp., Ltd., Class H (a)	70
58	China Shenhua Energy Co., Ltd., Class H	160
271	China Shipping Container Lines Co., Ltd., Class H	65
200	China Telecom Corp., Ltd., Class H	99
117	China Vanke Co., Ltd., Class B	123
271	CNOOC Ltd.	303
802	Industrial & Commercial Bank of China, Class H	456
30	Li Ning Co., Ltd.	61
134	Maanshan Iron & Steel, Class H	54
45	Parkson Retail Group Ltd.	56
16	Tencent Holdings Ltd.	141
32	Tingyi Cayman Islands Holding Corp.	39
98	Zhejiang Expressway Co., Ltd., Class H	84
		3,826
	Hong Kong — 21.2%
30	Cheung Kong Holdings Ltd.	306
36	Cheung Kong Infrastructure Holdings Ltd.	139
82	China Overseas Land & Investment Ltd.	143
7	CLP Holdings Ltd.	47
204	Guangzhou Investment Co., Ltd.	33
61	Hang Lung Properties Ltd.	171
11	Hang Seng Bank Ltd.	122
10	Hong Kong Exchanges and Clearing Ltd.	114
23	Hutchison Whampoa Ltd.	136
21	Industrial & Commercial Bank of China Asia Ltd.	27
3	Jardine Matheson Holdings Ltd.	63
17	Sun Hung Kai Properties Ltd.	176
53	Wharf Holdings Ltd.	174
		1,651
	Taiwan — 29.6%
77	Acer, Inc.	148
78	Advanced Semiconductor Engineering, Inc.	43
187	AU Optronics Corp.	198
93	Chunghwa Telecom Co., Ltd.	178
82	Far Eastern Textile Co., Ltd.	76
189	First Financial Holding Co., Ltd.	100
52	Formosa Chemicals & Fibre Corp.	83
76	Formosa Plastics Corp.	134
180	Fubon Financial Holding Co., Ltd.	139
86	HON HAI Precision Industry Co., Ltd.	249
13	HTC Corp.	176
11	MediaTek, Inc.	117
23	Powertech Technology, Inc.	49
40	Taiwan Fertilizer Co., Ltd.	92
200	Taiwan Semiconductor Manufacturing Co., Ltd.	339
31	Wistron Corp.	39
249	Yuanta Financial Holding Co., Ltd.	146
		2,306
	Total Investments — 99.9% (Cost $7,763)	7,783
	Other Assets in Excess of Liabilities — 0.1%	6
	NET ASSETS — 100.0%	$7,789

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	14.5%
Real Estate Management & Development	14.5
Oil, Gas & Consumable Fuels	9.6
Semiconductors & Semiconductor Equipment	7.0
Wireless Telecommunication Services	6.5
Electronic Equipment, Instruments & Components	5.8
Insurance	5.2
Diversified Financial Services	5.1
Computers & Peripherals	4.7
Industrial Conglomerates	4.6
Chemicals	4.0
Diversified Telecommunication Services	3.5
Metals & Mining	2.8
Construction Materials	2.6
Electric Utilities	2.4
Internet Software & Services	1.8
Transportation Infrastructure	1.8
Others (each less than 1.0%)	3.6

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

JPMorgan India Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Common Stocks — 99.2%
	Auto Components — 0.9%
68	Exide Industries Ltd.	71
	Automobiles — 6.8%
12	Bajaj Auto Ltd.	159
6	Hero Honda Motors Ltd.	136
14	Maruti Suzuki India Ltd.	230
		525
	Commercial Banks — 11.9%
23	HDFC Bank Ltd. (a)	500
44	ICICI Bank Ltd.	424
		924
	Construction & Engineering — 1.7%
7	Larsen & Toubro Ltd.	130
	Construction Materials — 3.0%
6	ACC Ltd.	84
4	Grasim Industries Ltd.	152
		236
	Diversified Consumer Services — 0.2%
5	Everonn Systems India Ltd. (a)	15
	Diversified Financial Services — 4.3%
86	Infrastructure Development Finance Co., Ltd.	134
8	Kotak Mahindra Bank Ltd.	61
37	Power Finance Corp., Ltd.	113
2	Reliance Capital Ltd.	23
		331
	Electric Utilities — 4.4%
10	Reliance Infrastructure Ltd.	140
11	Tata Power Co., Ltd.	198
		338
	Electrical Equipment — 5.5%
5	ABB Ltd.	47
12	Bharat Heavy Electricals Ltd.	383
		430
	Household Products — 2.0%
33	Hindustan Unilever Ltd.	153
	Independent Power Producers & Energy Traders — 3.6%
73	NTPC Ltd.	278
	IT Services — 10.5%
18	Infosys Technologies Ltd.	552
8	Infosys Technologies Ltd., ADR	261
		813
	Life Sciences Tools & Services — 0.2%
1	Divi’s Laboratories Ltd.	14
	Oil, Gas & Consumable Fuels — 20.3%
5	Bharat Petroleum Corp., Ltd.	40
35	Hindustan Petroleum Corp., Ltd.	193
15	Oil & Natural Gas Corp., Ltd.	260
30	Reliance Industries Ltd.	1,081
		1,574
	Pharmaceuticals — 5.5%
11	Dr. Reddys Laboratories Ltd.	117
2	GlaxoSmithKline Pharmaceuticals Ltd.	56
7	Glenmark Pharmaceuticals Ltd. (a)	26
13	Piramal Healthcare Ltd.	59
7	Sun Pharmaceutical Industries Ltd.	169
		427
	Thrifts & Mortgage Finance — 6.8%
15	Housing Development Finance Corp., Ltd.	525
	Tobacco — 5.1%
105	ITC Ltd.	398
	Transportation Infrastructure — 0.8%
8	Mundra Port and Special Economic Zone Ltd.	63
	Wireless Telecommunication Services — 5.7%
24	Bharti Airtel Ltd. (a)	356
20	Reliance Communications Ltd.	88
		444
	Total Investments — 99.2% (Cost $13,271)	7,689
	Other Assets in Excess of Liabilities — 0.8%	64
	NET ASSETS — 100.0%	$7,753

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   19

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.5%
	Common Stocks — 93.9%
	Austria — 0.3%
25	Intercell AG (a) (c)	651

	Belgium — 2.4%
61	Anheuser-Busch InBev N.V. (c)	1,881
30	Delhaize Group (c)	2,032
36	Dexia S.A.	174
38	Telenet Group Holding N.V. (a)	738
		4,825
	Denmark — 1.2%
13	Carlsberg A/S, Class B (m)	605
17	Genmab A/S (a) (m)	646
18	Vestas Wind Systems A/S (a)	1,158
		2,409
	Finland — 1.9%
68	Huhtamaki OYJ (m)	651
138	Nokia OYJ (c)	1,954
219	Stora Enso OYJ, Class R (a) (m)	1,252
		3,857
	France — 11.5%
95	AXA S.A. (a) (c)	1,599
31	BNP Paribas (m)	1,620
22	Bureau Veritas S.A. (c)	904
17	Cie de Saint-Gobain	613
152	France Telecom S.A. (m)	3,365
44	GDF Suez	1,597
11	Lafarge S.A. (a) (m)	591
27	PPR (c)	2,074
20	Renault S.A.	645
79	Sanofi-Aventis S.A. (c)	4,553
43	Teleperformance (m)	1,251
59	Total S.A. (m)	2,965
45	Vivendi (m)	1,202
		22,979
	Germany — 10.8%
20	Allianz SE (c)	1,835
56	BASF SE (c)	2,131
31	Bayerische Motoren Werke AG	1,078
27	Daimler AG (c)	966
17	Deutsche Bank AG (c)	894
118	E.ON AG (a) (c)	4,005
30	Hannover Rueckversicherung AG (m)	977
66	MTU Aero Engines Holding AG (a) (m)	2,209
8	Muenchener Rueckversicherungs AG (c)	1,110
11	Phoenix Solar AG (m)	497
10	RWE AG (c)	698
13	Salzgitter AG (m)	925
14	SAP AG	540
15	Siemens AG (m)	984
4	Volkswagen AG (m)	1,144
11	Wincor Nixdorf AG (m)	557
122	Wirecard AG (a) (m)	1,012
		21,562
	Greece — 3.4%
1,145	Alapis Holding Industrial and Commercial S.A. (a) (m)	1,156
179	JUMBO S.A. (m)	1,524
52	OPAP S.A. (m)	1,609
135	Public Power Corp. S.A. (m)	2,610
		6,899
	Ireland — 1.6%
121	CRH plc (m)	3,142

	Italy — 3.5%
103	ENI S.p.A. (m)	2,212
442	Intesa Sanpaolo S.p.A. (m)	1,408
70	Mediobanca S.p.A. (c)	808
2,647	Pirelli & C. S.p.A. (m)	1,030
159	Recordati S.p.A. (m)	914
435	Telecom Italia S.p.A.	550
		6,922
	Luxembourg — 0.4%
38	ArcelorMittal	880

	Netherlands — 2.2%
90	Aegon N.V.	450
52	Imtech N.V. (m)	811
76	Reed Elsevier N.V. (c)	839
102	Royal Dutch Shell plc, Class A (m)	2,344
		4,444
	Norway — 1.5%
233	DnB NOR ASA (a) (m)	1,447
189	Pronova BioPharma A.S. (a) (m)	473
274	Storebrand ASA (a) (m)	995
		2,915
	Portugal — 0.6%
152	Portugal Telecom SGPS S.A. (c)	1,159

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Spain — 5.3%
94	Banco Bilbao Vizcaya Argentaria S.A.	1,014
482	Banco Santander S.A. (m)	4,639
19	Endesa S.A.	407
24	Repsol YPF S.A. (m)	454
171	Telefonica S.A. (m)	3,244
49	Viscofan S.A. (m)	919
		10,677
	Sweden — 4.9%
67	Cardo AB (c)	1,473
117	Loomis AB, Class B (c)	1,004
57	Modern Times Group AB, Class B (m)	1,545
145	Nordea Bank AB (c)	1,081
52	SKF AB, Class B	565
67	Svenska Cellulosa AB, Class B (m)	646
153	Svenska Handelsbanken AB, Class A (c)	2,667
66	Swedish Match AB (c)	938
		9,919
	Switzerland — 9.5%
79	Credit Suisse Group AG	3,103
3	Helvetia Holding AG (m)	866
118	Nestle S.A. (c)	3,842
108	Novartis AG (m)	4,070
20	Roche Holding AG (m)	2,585
16	Swiss Reinsurance (m)	377
142	UBS AG (a) (m)	1,950
69	Xstrata plc (m)	608
9	Zurich Financial Services AG (m)	1,715
		19,116
	United Kingdom — 32.9%
178	Amlin plc (m)	942
115	Anglo American plc (m)	2,469
77	AstraZeneca plc (m)	2,709
28	Autonomy Corp. plc (a) (m)	585
235	Aviva plc (m)	1,084
276	BAE Systems plc (m)	1,451
227	Barclays plc (m)	920
63	BG Group plc (m)	1,001
272	BP plc (m)	1,919
105	British American Tobacco plc (m)	2,532
312	Britvic plc (m)	1,202
397	Cable & Wireless plc (m)	875
41	Cadbury plc (m)	306
34	Carnival plc (m)	922
294	Cobham plc (m)	762
342	Compass Group plc (m)	1,628
738	Debenhams plc (m)	993
548	G4S plc (m)	1,519
178	GlaxoSmithKline plc (m)	2,738
323	HSBC Holdings plc (m)	2,294
127	Imperial Tobacco Group plc (m)	2,903
239	Kazakhmys plc (m)	1,859
428	Ladbrokes plc (m)	1,480
608	Lloyds Banking Group plc (m)	986
259	Marks & Spencer Group plc (m)	1,285
567	Meggitt plc (m)	1,504
50	Next plc (m)	1,204
136	Pearson plc (m)	1,403
113	Peter Hambro Mining plc (m)	1,056
268	Petrofac Ltd. (m)	2,260
601	QinetiQ Group plc (m)	1,173
38	Reckitt Benckiser Group plc (m)	1,476
30	Rio Tinto plc (m)	1,199
1,064	Royal Bank of Scotland Group plc (a) (m)	649
306	Sage Group plc (The) (m)	833
490	SIG plc (m)	1,154
72	Standard Chartered plc (m)	1,108
103	Telecom Plus plc (m)	451
357	Tesco plc (m)	1,767
257	Thomas Cook Group plc (c)	991
400	Tullett Prebon plc (m)	1,568
12	Unilever plc (m)	242
100	Vedanta Resources plc (m)	1,568
2,521	Vodafone Group plc (m)	4,634
73	WH Smith plc (m)	451
545	William Hill plc (m)	1,751
		65,806
	Total Common Stocks (Cost $174,103)	188,162
	Preferred Stock — 0.6%
	Germany — 0.6%
19	Volkswagen AG (c) (Cost $893)	1,181
	Total Long-Term Investments (Cost $174,996)	189,343
Short-Term Investment — 5.1%
	Investment Company — 5.1%
10,231	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.650%, (b) (l) (Cost $10,231)	10,231

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   21

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amount in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 18.7%
	Investment Company — 18.7%
37,348	JPMorgan Prime Money Market Fund, Capital Shares, 0.690%, (b) (l) (Cost $37,348)	37,348
	Total Investments — 118.3% (Cost $222,575 )	236,922
	Liabilities in Excess of Other Assets — (18.3)%	(36,685)
	NET ASSETS — 100.0%	$200,237

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments: (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	10.0%
Pharmaceuticals	9.0
Insurance	6.0
Oil, Gas & Consumable Fuels	5.5
Metals & Mining	5.3
Diversified Telecommunication Services	5.2
Hotels, Restaurants & Leisure	4.2
Capital Markets	4.2
Aerospace & Defense	3.6
Electric Utilities	3.5
Tobacco	3.2
Multiline Retail	2.8
Food Products	2.7
Automobiles	2.5
Media	2.5
Wireless Telecommunication Services	2.3
Food & Staples Retailing	1.9
Construction Materials	1.9
Beverages	1.8
Household Products	1.3
Commercial Services & Supplies	1.3
Multi-Utilities	1.1
Energy Equipment & Services	1.1
Professional Services	1.1
Chemicals	1.1
Machinery	1.0
Software	1.0
Communications Equipment	1.0
Paper & Forest Products	1.0
Short-Term Investment	5.1
Others (each less than 1.0%)	5.8

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
207	Dow Jones EURO STOXX 50 Index	06/19/09	$6,376	$266
42	FTSE 100 Index	06/19/09	2,614	76
				$342

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

JPMorgan Intrepid Japan Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.1%
	Common Stocks — 94.1%
	Auto Components — 1.5%
6	Bridgestone Corp.	95
1	Denso Corp.	12
3	Sumitomo Rubber Industries, Inc.	19
6	U-Shin Ltd.	24
9	Yokohama Rubber Co., Ltd. (The)	39
		189
	Automobiles — 10.0%
3	Daihatsu Motor Co., Ltd.	27
26	Fuji Heavy Industries Ltd.	105
11	Honda Motor Co., Ltd.	328
30	Nissan Motor Co., Ltd.	157
17	Toyota Motor Corp.	680
		1,297
	Beverages — 0.5%
5	Asahi Breweries Ltd.	65
	Building Products — 1.0%
9	Central Glass Co., Ltd.	34
6	JS Group Corp.	77
3	Sekisui Jushi Corp.	20
		131
	Capital Markets — 2.0%
25	Daiwa Securities Group, Inc.	131
22	Nomura Holdings, Inc.	132
		263
	Chemicals — 2.7%
3	Mitsui Chemicals, Inc.	9
5	Nippon Kayaku Co., Ltd.	27
6	Nippon Soda Co., Ltd.	20
4	Nippon Synthetic Chemical Industry Co., Ltd. (The)	14
5	Shin-Etsu Chemical Co., Ltd.	237
8	Tokuyama Corp.	48
		355
	Commercial Banks — 9.4%
7	77 Bank Ltd. (The)	36
7	Bank of Nagoya Ltd. (The)	30
14	Chuo Mitsui Trust Holdings, Inc.	46
9	Daishi Bank Ltd. (The)	34
46	Fukuoka Financial Group, Inc.	142
4	Hachijuni Bank Ltd. (The)	24
101	Mitsubishi UFJ Financial Group, Inc.	551
32	Mizuho Financial Group, Inc.	67
3	San-In Godo Bank Ltd. (The)	23
5	Sumitomo Mitsui Financial Group, Inc.	155
16	Sumitomo Trust & Banking Co., Ltd. (The)	67
5	Yamaguchi Financial Group, Inc.	48
		1,223
	Commercial Services & Supplies — 0.3%
3	Toppan Forms Co., Ltd.	35
	Communications Equipment — 0.2%
10	Uniden Corp. (a)	32
	Computers & Peripherals — 1.0%
2	Megachips Corp.	25
14	NEC Corp. (a)	47
4	Seiko Epson Corp.	58
		130
	Construction & Engineering — 2.7%
6	COMSYS Holdings Corp.	49
2	Kandenko Co., Ltd.	13
7	Maeda Corp.	23
6	Maeda Road Construction Co., Ltd.	50
3	Nippon Densetsu Kogyo Co., Ltd.	26
11	Nippon Road Co., Ltd. (The)	29
16	Obayashi Corp.	78
9	Okumura Corp.	34
3	Taihei Dengyo Kaisha Ltd.	26
4	Toenec Corp.	18
		346
	Construction Materials — 0.9%
3	Krosaki Harima Corp.	6
50	Sumitomo Osaka Cement Co., Ltd.	112
		118
	Consumer Finance — 1.6%
6	Credit Saison Co., Ltd.	63
4	Hitachi Capital Corp.	47
9	Jaccs Co., Ltd.	19
2	ORIX Corp. (a)	75
		204
	Containers & Packaging — 0.8%
1	FP Corp.	21
5	Toyo Seikan Kaisha Ltd.	78
		99
	Diversified Financial Services — 0.2%
1	Mitsubishi UFJ Lease & Finance Co., Ltd.	17
1	Ricoh Leasing Co., Ltd.	13
		30

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   23

JPMorgan Intrepid Japan Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — 2.0%
7	Nippon Telegraph & Telephone Corp.	256
	Electric Utilities — 3.5%
6	Chubu Electric Power Co., Inc.	125
7	Kansai Electric Power Co., Inc. (The)	138
8	Tokyo Electric Power Co., Inc. (The)	186
		449
	Electrical Equipment — 0.6%
1	Chiyoda Integre Co., Ltd.	7
2	Futaba Corp./Chiba	30
2	Nippon Signal Co., Ltd.	10
4	Panasonic Electric Works Co., Ltd.	33
		80
	Electronic Equipment, Instruments & Components — 5.3%
4	FUJIFILM Holdings Corp.	103
2	Furuno Electric Co., Ltd.	10
1	Hirose Electric Co., Ltd.	52
21	Hitachi Ltd.	73
5	Hosiden Corp.	60
2	Kyocera Corp.	155
1	Mabuchi Motor Co., Ltd.	32
2	Murata Manufacturing Co., Ltd.	77
5	Nippon Electric Glass Co., Ltd.	41
4	Nohmi Bosai Ltd.	30
3	Osaki Electric Co., Ltd.	25
1	TDK Corp.	36
		694
	Food & Staples Retailing — 1.9%
1	Matsumotokiyoshi Holdings Co., Ltd.	12
11	Seven & I Holdings Co., Ltd.	240
		252
	Food Products — 1.6%
6	Fuji Oil Co., Ltd.	62
7	J-Oil Mills, Inc.	19
10	Nisshin Oillio Group Ltd. (The)	40
2	QP Corp.	19
4	Snow Brand Milk Products Co., Ltd.	9
3	Toyo Suisan Kaisha Ltd.	59
		208
	Gas Utilities — 1.4%
42	Osaka Gas Co., Ltd.	134
12	Tokyo Gas Co., Ltd.	45
		179
	Health Care Equipment & Supplies — 1.0%
7	Hitachi Medical Corp.	55
8	JMS Co., Ltd.	29
3	Nipro Corp.	44
		128
	Hotels, Restaurants & Leisure — 0.3%
2	HIS Co., Ltd.	33
	Household Durables — 4.0%
2	Foster Electric Co., Ltd.	19
1	Funai Electric Co., Ltd.	37
5	Hitachi Koki Co., Ltd.	44
18	Panasonic Corp.	260
6	Sony Corp.	166
		526
	Household Products — 0.5%
2	Kao Corp.	37
1	Pigeon Corp.	25
		62
	Independent Power Producers & Energy Traders — 0.7%
3	Electric Power Development Co., Ltd.	85
	Insurance — 3.7%
17	Fuji Fire & Marine Insurance Co., Ltd. (The) (a)	17
6	Mitsui Sumitomo Insurance Group Holdings, Inc.	154
7	Nissay Dowa General Insurance Co., Ltd.	30
25	Sompo Japan Insurance, Inc.	151
— (h)	Sony Financial Holdings, Inc.	22
4	Tokio Marine Holdings, Inc.	113
		487
	Internet & Catalog Retail — 0.3%
— (h)	Rakuten, Inc.	43
	IT Services — 0.2%
2	IT Holdings Corp.	28
	Leisure Equipment & Products — 1.0%
1	Mars Engineering Corp.	20
5	Namco Bandai Holdings, Inc.	46
— (h)	Sankyo Co., Ltd.	10
7	Sega Sammy Holdings, Inc.	59
		135
	Machinery — 1.7%
8	Amada Co., Ltd.	50
4	Kinki Sharyo Co., Ltd.	23
9	Kubota Corp.	54
20	Mitsubishi Heavy Industries Ltd.	65

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — Continued
3	Mori Seiki Co., Ltd.	30
		222
	Metals & Mining — 1.5%
17	Godo Steel Ltd.	43
2	Kyoei Steel Ltd.	38
13	Nakayama Steel Works Ltd.	31
2	Nippon Steel Corp.	7
4	Nisshin Steel Co., Ltd.	8
1	Osaka Steel Co., Ltd.	18
4	Tokyo Steel Manufacturing Co., Ltd.	44
		189
	Office Electronics — 2.2%
6	Canon, Inc.	185
8	Ricoh Co., Ltd.	99
		284
	Oil, Gas & Consumable Fuels — 2.8%
2	AOC Holdings, Inc.	10
13	Cosmo Oil Co., Ltd.	37
1	Idemitsu Kosan Co., Ltd.	44
1	Japan Petroleum Exploration Co.	51
19	Nippon Mining Holdings, Inc.	86
25	Nippon Oil Corp.	131
		359
	Paper & Forest Products — 1.1%
7	Chuetsu Pulp & Paper Co., Ltd.	20
2	Nippon Paper Group, Inc.	60
14	OJI Paper Co., Ltd.	60
		140
	Pharmaceuticals — 5.6%
6	Astellas Pharma, Inc.	195
1	Daiichi Sankyo Co., Ltd.	17
3	Eisai Co., Ltd.	78
14	Mitsubishi Tanabe Pharma Corp.	134
3	Nippon Shinyaku Co., Ltd.	27
8	Takeda Pharmaceutical Co., Ltd.	276
		727
	Real Estate Investment Trusts (REITs) — 0.1%
— (h)	Nippon Building Fund, Inc.	8
	Real Estate Management & Development — 1.8%
4	Mitsubishi Estate Co., Ltd.	52
2	Mitsui Fudosan Co., Ltd.	25
6	Sumitomo Realty & Development Co., Ltd.	72
26	Tokyo Tatemono Co., Ltd.	89
		238
	Road & Rail — 2.5%
— (h)	Central Japan Railway Co.	65
4	East Japan Railway Co.	242
7	Senko Co., Ltd.	19
		326
	Semiconductors & Semiconductor Equipment — 0.7%
2	Ferrotec Corp.	23
1	Rohm Co., Ltd.	43
2	Sumco Corp.	28
		94
	Software — 1.4%
1	Nintendo Co., Ltd.	188
	Specialty Retail — 1.5%
2	Alpen Co., Ltd.	38
1	Aoyama Trading Co., Ltd.	17
2	DCM Japan Holdings Co., Ltd.	8
— (h)	Duskin Co., Ltd.	6
1	Fast Retailing Co., Ltd.	106
— (h)	Nitori Co., Ltd.	25
		200
	Textiles, Apparel & Luxury Goods — 0.2%
2	Nisshinbo Industries, Inc.	21
	Trading Companies & Distributors — 4.6%
18	ITOCHU Corp.	97
6	Marubeni Corp.	22
11	Mitsubishi Corp.	169
12	Mitsui & Co., Ltd.	127
21	Sumitomo Corp.	185
		600
	Transportation Infrastructure — 0.1%
3	Sumitomo Warehouse Co., Ltd. (The)	11
	Wireless Telecommunication Services — 3.5%
— (h)	KDDI Corp.	162
— (h)	NTT DoCoMo, Inc.	261
2	Softbank Corp.	27
		450
	Total Investments — 94.1% (Cost $13,186)	12,219
	Other Assets in Excess of Liabilities — 5.9%	769
	NET ASSETS — 100.0%	$12,988

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   25

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Common Stocks — 60.8%
	Argentina — 0.7%
1	Tenaris S.A., ADR (m)	36
	Brazil — 33.5%
4	AES Tiete S.A. (m)	29
9	Banco Bradesco S.A., ADR (m)	107
33	BM&FBOVESPA S.A. (m)	135
4	Cia Siderurgica Nacional S.A., ADR (m)	71
48	Cia Vale do Rio Doce, ADR (m)	658
3	Gafisa S.A., ADR (m)	53
5	Global Village Telecom Holding S.A. (a) (m)	69
16	Itau Unibanco Banco Multiplo S.A., ADR (m)	214
10	Localiza Rent A Car S.A. (m)	53
7	Lojas Renner S.A. (m)	64
2	Natura Cosmeticos SA (m)	22
3	NET Servicos de Comunicacao S.A., ADR (m)	23
— (h)	OGX Petroleo e Gas Participacoes S.A. (m)	126
2	PDG Realty SA Empreendimentos e Participacoes (m)	22
4	Totvs S.A. (m)	112
		1,758
	Chile — 3.0%
3	ENTEL Chile S.A. (m)	35
26	La Polar S.A. (m)	70
5	Lan Airlines S.A., ADR (m)	42
— (h)	Sociedad Quimica y Minera de Chile S.A., ADR (m)	11
		158
	Mexico — 21.4%
12	America Movil S.A.B. de C.V., Series L, ADR (m)	380
26	Banco Compartamos S.A. de C.V. (m)	65
9	Cemex S.A.B. de C.V., ADR (a) (m)	64
79	Corp. GEO S.A.B. de C.V., Series B(a) (m)	103
21	Desarrolladora Homex S.A.B. de C.V. (a) (m)	65
4	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	115
2	Grupo Aeroportuario del Sureste S.A.B de C.V., ADR (m)	72
56	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	86
50	Grupo Mexico S.A.B. de C.V., Class B (m)	39
36	Grupo Televisa S.A. (m)	110
29	Mexichem S.A.B. de C.V. (m)	25
		1,124
	Panama — 1.0%
2	Copa Holdings S.A., Class A (m)	53
	Peru — 1.2%
1	Credicorp Ltd. (m)	64
	Total Common Stocks (Cost $3,906)	3,193
	Preferred Stocks — 38.4%
	Brazil — 38.4%
3	Cia de Bebidas das Americas, ADR (m)	188
6	Cia de Transmissao de Energia Eletrica Paulista (m)	123
9	Cia Energetica de Minas Gerais (m)	112
4	Gerdau S.A., ADR (m)	29
13	Investimentos Itau S.A. (m)	57
34	Itau Unibanco Banco Multiplo S.A. (m)	465
29	Petroleo Brasileiro S.A., ADR (m)	793
— (h)	Randon Participacoes S.A. (m)	—	(h)
2	Telemar Norte Leste S.A., Series A(m)	49
3	Usinas Siderurgicas de Minas Gerais S.A., Series A (m)	39
5	Vivo Participacoes S.A. (m)	79
9	Votorantim Celulose e Papel S.A., ADR (a) (m)	82
	Total Preferred Stocks (Cost $2,003)	2,016

	Total Investments — 99.2% (Cost $5,909)	5,209
	Other Assets in Excess of Liabilities — 0.8%	43
	NET ASSETS — 100.0%	$5,252

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	19.1%
Oil, Gas & Consumable Fuels	17.6
Metals & Mining	16.0
Wireless Telecommunication Services	8.8
Beverages	5.8
Household Durables	4.7
Electric Utilities	4.5
Diversified Telecommunication Services	2.9
Diversified Financial Services	2.6
Multiline Retail	2.6
Media	2.6
Software	2.2
Airlines	1.8
Paper & Forest Products	1.6
Transportation Infrastructure	1.4
Consumer Finance	1.2
Construction Materials	1.2
Road & Rail	1.0
Others (each less than 1.0%)	2.4

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   27

JPMorgan Russia Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 87.5%
	Common Stocks — 87.5%
	Airlines — 1.3%
86	Aeroflot—Russian International Airlines (m)	88
	Automobiles — 1.7%
18	Sollers OJSC (m)	114
	Chemicals — 1.1%
6	Uralkali, GDR (a) (m)	72
	Commercial Banks — 7.1%
23	Bank St. Petersburg OJSC (a) (m)	21
6	Halyk Savings Bank of Kazakhstan JSC, (Kazakhstan), GDR (m)	23
6	Kazkommertsbank, (Kazakhstan), GDR (a) (m)	21
499	Sberbank (m)	415
		480
	Communications Equipment — 0.3%
50	Sitronics, GDR (a) (m)	24
	Construction Materials — 0.2%
29	Steppe Cement Ltd., (Malaysia) (a) (m)	13
	Diversified Telecommunication Services — 3.1%
48	Comstar United Telesystems OJSC, Reg. S, GDR (m)	209
	Electric Utilities — 0.4%
81	Lenenergo OAO (a) (m)	29
	Energy Equipment & Services — 3.1%
16	Eurasia Drilling Co., Ltd., GDR (m)	115
14	TMK OAO, Reg. S, GDR (m)	98
		213
	Food & Staples Retailing — 6.4%
32	DIXY Group OJSC (a) (m)	113
2	Magnit OAO (a) (m)	73
31	Magnit OAO, GDR (a) (e) (m)	248
		434
	Food Products — 0.6%
13	Cherkizovo Group OJSC, Reg. S, GDR (a) (m)	41
	Media — 1.8%
12	CTC Media, Inc. (a) (m)	90
24	RBC Information Systems (a) (m)	24
1	RBC Information Systems, ADR (a) (m)	6
		120
	Metals & Mining — 19.5%
8	Chelyabinsk Zinc Plant, GDR (a) (m)	12
11	Evraz Group S.A., (Luxembourg), GDR (m)	145
6	KazakhGold Group Ltd., (United Kingdom), GDR (a) (m)	49
59	Magnitogorsk Iron & Steel Works, GDR (m)	233
34	Mechel, ADR (m)	181
32	MMC Norilsk Nickel, ADR (m)	263
14	Novolipetsk Steel OJSC, GDR (m)	218
227	Orsu Metals Corp., (United Kingdom) (a) (m)	11
52	Severstal, Reg. S, GDR (m)	199
		1,311
	Oil, Gas & Consumable Fuels — 30.9%
11	BMB Munai, Inc. (United States) (a) (m)	9
76	Dragon Oil plc, (Ireland) (a) (m)	288
43	Gazprom OAO, ADR (m)	753
10	KazMunaiGas Exploration Production, (Kazakhstan), GDR (m)	180
43	Surgutneftegaz, ADR (a) (m)	306
6	Tatneft, GDR (m)	373
43	Urals Energy PCL, (Cyprus) (a) (m)	8
257	West Siberian Resources Ltd., (Sweden), GDR (a) (m)	118
11	Zhaikmunai LP, (Kazakhstan), GDR (a) (e) (m)	47
		2,082
	Paper & Forest Products — 0.0% (g)
15	Kazakhstan Kagazy plc, (Kazakhstan), GDR (a) (e) (m)	1
32	Kazakhstan Kagazy plc, (Kazakhstan), GDR (a) (m)	1
		2
	Pharmaceuticals — 1.7%
1	Pharmstandard, GDR (a)	9
5	Veropharm (a) (m)	105
		114
	Real Estate Management & Development — 0.9%
—(h)	Open Investments JSC (a) (m)	12
9	PIK Group, GDR (a) (m)	17
23	RTM OAO (a) (f) (m)	1
61	Sistema-Hals, GDR (a) (m)	25
8	XXI Century Investments Public Ltd., (Cyprus) (a)	4
		59
	Wireless Telecommunication Services — 7.4%
7	Mobile Telesystems OJSC, ADR (m)	228
32	Sistema JSFC, GDR (m)	275
		503
	Total Investments — 87.5% (Cost $10,265)	5,908
	Other Assets in Excess of Liabilities — 12.5%	846
	NET ASSETS — 100.0%	$6,754

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

J.P. Morgan Country/Region Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

ADR—	American Depositary Receipt

GDR—	Global Depositary Receipt

NVDR—	Non-Voting Depository Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Russia Fund	$1	—	%(g)

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(l)—	The rate shown is the current yield as of April 30, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The value and percentage, based on total investments, (excluding Investments of Cash Collateral for Securities on Loan) of the investments that apply the fair valuation policy for the international investments as described in Note 2A are as follows (amounts in thousands):

Fund	Value	Percentage
Asia Equity Fund	$766,894	96.8%
China Region Fund	7,700	98.9
India Fund	7,428	96.6
Intrepid European Fund	185,361	92.6
Intrepid Japan Fund	12,219	100.0
Russia Fund	4,647	78.7

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   29

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	Asia Equity Fund	China Region Fund		India Fund		Intrepid European Fund
ASSETS:
Investments in non-affiliates, at value	$792,431	$7,783		$7,689		$189,343
Investments in affiliates, at value	—	—		—		47,579
Total investment securities, at value	792,431	7,783		7,689		236,922
Cash	103,902	146		67		—
Foreign currency, at value	10,779	33		—	(a)	3,302
Deposits at broker for futures contracts	—	—		—		1,594
Receivables:
Investment securities sold	29,973	49		64		12,628
Fund shares sold	33,314	3		—	(a)	80
Interest and dividends	1,123	13		—		1,398
Tax reclaims	—	—		—		268
Variation margin on futures contracts	—	—		—		479
Due from Advisor	—	27		17		—
Total Assets	971,522	8,054		7,837		256,671

LIABILITIES:
Payables:
Due to custodian	—	—		—		1,117
Investment securities purchased	91,509	152		—		17,240
Collateral for securities lending program	—	—		—		37,348
Fund shares redeemed	267	13		—		365
Accrued liabilities:
Investment advisory fees	566	—		—		61
Administration fees	64	—		—		7
Shareholder servicing fees	94	1		1		32
Distribution fees	3	2		2		39
Custodian and accounting fees	432	52		31		114
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	—	(a)	1
Other	84	45		50		110
Total Liabilities	93,020	265		84		56,434
Net Assets	$878,502	$7,789		$7,753		$200,237

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

	Asia Equity Fund	China Region Fund	India Fund	Intrepid European Fund
NET ASSETS:
Paid in capital	$1,454,984	$23,200	$34,026	$473,239
Accumulated undistributed (distributions in excess of) net investment income	(1,375)	(16)	(63)	1,960
Accumulated net realized gains (losses)	(581,173)	(15,415)	(20,628)	(289,672)
Net unrealized appreciation (depreciation)	6,066	20	(5,582)	14,710
Total Net Assets	$878,502	$7,789	$7,753	$200,237

Net Assets:
Class A	$14,762	$3,272	$3,730	$100,339
Class B	—	—	—	11,435
Class C	—	1,273	1,681	20,913
Class R5	—	86	58	—
Select Class	747,810	3,158	2,284	30,804
Institutional Class	115,930	—	—	36,746
Total	$878,502	$7,789	$7,753	$200,237

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	665	259	432	7,649
Class B	—	—	—	953
Class C	—	102	197	1,754
Class R5	—	7	7	—
Select Class	33,483	249	263	2,319
Institutional Class	5,179	—	—	2,739

Net Asset Value:
Class A — Redemption price per share	$22.20	$12.61	$8.63	$13.12
Class B — Offering price per share (b)	—	—	—	12.00
Class C — Offering price per share (b)	—	12.49	8.55	11.92
Class R5 — Offering and redemption price per share	—	12.73	8.71	—
Select Class — Offering and redemption price per share	22.33	12.67	8.67	13.28
Institutional Class — Offering and redemption price per share	22.38	—	—	13.42
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$23.43	$13.31	$9.11	$13.85

Cost of investments in non-affiliates	$786,261	$7,763	$13,271	$174,996
Cost of investments in affiliates	—	—	—	47,579
Cost of foreign currency	10,751	33	—	3,302
Value of securities on loan	—	—	—	35,897

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   31

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Japan Fund	Latin America Fund		Russia Fund
ASSETS:
Investments in non-affiliates, at value	$12,219	$5,209		$5,908
Cash	215	40		580
Foreign currency, at value	2	1		—	(a)
Receivables:
Investment securities sold	27	15		95
Fund shares sold	474	6		221
Interest and dividends	142	52		9
Tax reclaims	—	—		—	(a)
Due from Advisor	10	23		26
Total Assets	13,089	5,346		6,839

LIABILITIES:
Payables:
Investment securities purchased	—	37		21
Fund shares redeemed	19	—	(a)	5
Accrued liabilities:
Administration fees	3	—		—	(a)
Shareholder servicing fees	1	1		1
Distribution fees	3	1		1
Custodian and accounting fees	22	24		21
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	—	(a)
Other	52	31		36
Total Liabilities	101	94		85
Net Assets	$12,988	$5,252		$6,754

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

	Intrepid Japan Fund	Latin America Fund	Russia Fund
NET ASSETS:
Paid in capital	$41,836	$11,086	$15,523
Accumulated undistributed (distributions in excess of) net investment income	(61)	26	(25)
Accumulated net realized gains (losses)	(27,820)	(5,160)	(4,387)
Net unrealized appreciation (depreciation)	(967)	(700)	(4,357)
Total Net Assets	$12,988	$5,252	$6,754

Net Assets:
Class A	$6,097	$2,146	$1,752
Class B	1,604	—	—
Class C	1,261	1,053	1,465
Class R5	—	73	40
Select Class	4,026	1,980	3,497
Total	$12,988	$5,252	$6,754

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,567	210	309
Class B	452	—	—
Class C	355	103	262
Class R5	—	7	7
Select Class	935	194	615

Net Asset Value:
Class A — Redemption price per share	$3.89	$10.20	$5.66
Class B — Offering price per share(b)	3.55	—	—
Class C — Offering price per share(b)	3.55	10.21	5.60
Class R5 — Offering and redemption price per share	—	10.19	5.69
Select Class — Offering and redemption price per share	4.31	10.20	5.69
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$4.11	$10.77	$5.97

Cost of investments in non-affiliates	$13,186	$5,909	$10,265
Cost of foreign currency	2	1	— (a)

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   33

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

	Asia Equity Fund	China Region Fund	India Fund	Intrepid European Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$5,577	$46	$19	$5,006
Interest income from affiliates	104	— (a)	1	7
Dividend income from affiliates (b)	—	—	—	35
Income from securities lending (net)	—	—	—	123
Foreign taxes withheld	(250)	(1)	—	(481)
Total investment income	5,431	45	20	4,690

EXPENSES:
Investment advisory fees	3,373	40	51	700
Administration fees	376	4	5	120
Distribution fees:
Class A	13	3	5	135
Class B	—	—	—	46
Class C	—	3	6	85
Shareholder servicing fees:
Class A	13	3	5	135
Class B	—	—	—	16
Class C	—	1	2	28
Class R5	—	— (a)	— (a)	—
Select Class	718	4	3	42
Institutional Class	45	—	—	19
Custodian and accounting fees	450	78	30	108
Interest expense to affiliates	— (a)	— (a)	— (a)	8
Professional fees	27	34	28	32
Trustees’ and Chief Compliance Officer’s fees	3	— (a)	— (a)	1
Printing and mailing costs	60	—	—	52
Registration and filing fees	20	28	28	30
Transfer agent fees	114	14	20	273
Other	7	4	12	5
Total expenses	5,219	216	195	1,835
Less amounts waived	(214)	(45)	(58)	(263)
Less expense reimbursements	—	(110)	(55)	—
Net expenses	5,005	61	82	1,572
Net investment income (loss)	426	(16)	(62)	3,118

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(436,335)	(2,076)	(6,790)	(131,785)
Futures	—	—	—	(1,269)
Foreign currency transactions	(755)	(3)	(16)	(180)
Net realized gain (loss)	(437,090)	(2,079)	(6,806)	(133,234)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	584,618	3,360	7,265	106,966
Futures	—	—	—	89
Foreign currency translations	(66)	— (a)	— (a)	72
Change in net unrealized appreciation (depreciation)	584,552	3,360	7,265	107,127
Net realized/unrealized gains (losses)	147,462	1,281	459	(26,107)
Change in net assets resulting from operations	$147,888	$1,265	$397	$(22,989)

(a)	Amount rounds to less than $1,000.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

	Intrepid Japan Fund	Latin America Fund	Russia Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$163	$87	$22
Interest income from affiliates	— (a)	— (a)	—	(a)
Dividend income from affiliates (b)	—	—	—	(a)
Income from securities lending (net)	5	—	—
Foreign taxes withheld	(11)	—	—
Total investment income	157	87	22

EXPENSES:
Investment advisory fees	64	23	26
Administration fees	7	3	2
Distribution fees:
Class A	10	2	1
Class B	6	—	—
Class C	5	3	4
Shareholder servicing fees:
Class A	10	2	1
Class B	2	—	—
Class C	2	1	1
Class R5	—	— (a)	—	(a)
Select Class	3	2	3
Custodian and accounting fees	22	35	33
Interest expense to affiliates	— (a)	— (a)	—	(a)
Professional fees	31	33	35
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	—	(a)
Registration and filing fees	16	27	28
Transfer agent fees	30	14	16
Other	2	4	4
Total expenses	210	149	154
Less amounts waived	(77)	(27)	(30)
Less expense reimbursements	(12)	(78)	(83)
Net expenses	121	44	41
Net investment income (loss)	36	43	(19)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(4,303)	(2,201)	(2,775)
Foreign currency transactions	61	(6)	—	(a)
Payments by affiliates (See Note 3)	2	—	—
Net realized gain (loss)	(4,240)	(2,207)	(2,775)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	3,686	2,597	3,395
Foreign currency translations	(12)	1	3
Change in net unrealized appreciation (depreciation)	3,674	2,598	3,398
Net realized/unrealized gains (losses)	(566)	391	623
Change in net assets resulting from operations	$(530)	$434	$604

(a)	Amount rounds to less than $1,000.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   35

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Equity Fund		China Region Fund		India Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$426	$2,811	$(16)	$(20)	$(62)	$(482)
Net realized gain (loss)	(437,090)	(142,725)	(2,079)	(13,235)	(6,806)	(13,915)
Change in net unrealized appreciation (depreciation)	584,552	(1,030,126)	3,360	(10,475)	7,265	(19,376)
Change in net assets resulting from operations	147,888	(1,170,040)	1,265	(23,730)	397	(33,773)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8)	(30)	—	(20)	—	—
From net realized gains	—	(1,463)	—	(29)	—	—
Class C
From net investment income	—	—	—	(5)	—	—
From net realized gains	—	—	—	(10)	—	—
Class R5
From net investment income	—	—	—	(1)	—	—
From net realized gains	—	—	—	(1)	—	—
Select Class
From net investment income	(4,124)	(3,040)	—	(174)	—	—
From net realized gains	—	(59,170)	—	(217)	—	—
Institutional Class
From net investment income	(860)	(712)	—	—	—	—
From net realized gains	—	(10,413)	—	—	—	—
Total distributions to shareholders	(4,992)	(74,828)	—	(457)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(15,371)	241,136	(485)	(25,752)	(3,703)	(12,433)

NET ASSETS:
Change in net assets	127,525	(1,003,732)	780	(49,939)	(3,306)	(46,206)
Beginning of period	750,977	1,754,709	7,009	56,948	11,059	57,265
End of period	$878,502	$750,977	$7,789	$7,009	$7,753	$11,059
Accumulated undistributed (distributions in excess of) net investment income	$(1,375)	$3,191	$(16)	$— (a)	$(63)	$(1)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

	Intrepid European Fund		Intrepid Japan Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,118	$19,123	$36	$59
Net realized gain (loss)	(133,234)	(156,040)	(4,240)	(7,837)
Change in net unrealized appreciation (depreciation)	107,127	(272,630)	3,674	(9,213)
Change in net assets resulting from operations	(22,989)	(409,547)	(530)	(16,991)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,453)	(5,259)	(69)	(7,920)
From net realized gains	—	(40,000)	—	—
Class B
From net investment income	(939)	(443)	—	(1,078)
From net realized gains	—	(4,609)	—	—
Class C
From net investment income	(1,676)	(964)	—	(1,061)
From net realized gains	—	(9,176)	—	—
Select Class
From net investment income	(2,677)	(4,350)	(19)	(931)
From net realized gains	—	(31,644)	—	—
Institutional Class
From net investment income	(3,306)	(4,374)	—	—
From net realized gains	—	(28,553)	—	—
Total distributions to shareholders	(17,051)	(129,372)	(88)	(10,990)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(40,473)	(342,466)	(1,250)	(15,970)

NET ASSETS:
Change in net assets	(80,513)	(881,385)	(1,868)	(43,951)
Beginning of period	280,750	1,162,135	14,856	58,807
End of period	$200,237	$280,750	$12,988	$14,856
Accumulated undistributed (distributions in excess of) net investment income	$1,960	$15,893	$(61)	$(9)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   37

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund		Russia Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$43	$143	$(19)	$(94)
Net realized gain (loss)	(2,207)	(2,808)	(2,775)	(1,506)
Change in net unrealized appreciation (depreciation)	2,598	(5,360)	3,398	(8,971)
Change in net assets resulting from operations	434	(8,025)	604	(10,571)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(87)	(33)	—	(7)
From net realized gains	—	(85)	—	(85)
Class C
From net investment income	(29)	(12)	—	(1)
From net realized gains	—	(41)	—	(107)
Class R5
From net investment income	(3)	(1)	— (a)	— (a)
From net realized gains	—	(3)	—	(4)
Select Class
From net investment income	(73)	(39)	(4)	(1)
From net realized gains	—	(97)	—	(106)
Total distributions to shareholders	(192)	(311)	(4)	(311)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(292)	4,354	1,469	7,616

NET ASSETS:
Change in net assets	(50)	(3,982)	2,069	(3,266)
Beginning of period	5,302	9,284	4,685	7,951
End of period	$5,252	$5,302	$6,754	$4,685
Accumulated undistributed (distributions in excess of) net investment income	$26	$175	$(25)	$(2)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

	Asia Equity Fund		China Region Fund			India Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)		Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,704	$12,868	$696		$3,467	$300	$11,021
Dividends and distributions reinvested	5	1,089	—		46	—	—
Cost of shares redeemed	(3,138)	(12,160)	(237)		(3,103)	(1,234)	(3,510)
Redemption fees	— (a)	2	—	(a)	2	1	5
Change in net assets from Class A capital transactions	$571	$1,799	$459		$412	$(933)	$7,516
Class C
Proceeds from shares issued	$—	$—	$395		$1,045	$96	$6,192
Dividends and distributions reinvested	—	—	—		10	—	—
Cost of shares redeemed	—	—	(39)		(948)	(480)	(3,210)
Redemption fees	—	—	—	(a)	1	— (a)	2
Change in net assets from Class C capital transactions	$—	$—	$356		$108	$(384)	$2,984
Class R5
Dividends and distributions reinvested	$—	$—	$—		$1	$—	$—
Cost of shares redeemed	—	—	—		—	—	(1)
Redemption fees	—	—	—	(a)	— (a)	— (a)	— (a)
Change in net assets from Class R5 capital transactions	$—	$—	$—	(a)	$1	$— (a)	$(1)
Select Class
Proceeds from shares issued	$287,512	$644,629	$96		$5,493	$180	$17,452
Dividends and distributions reinvested	16	7,619	—		66	—	—
Cost of shares redeemed	(303,819)	(418,638)	(1,396)		(31,845)	(2,566)	(40,409)
Redemption fees	9	105	—	(a)	13	— (a)	25
Change in net assets from Select Class capital transactions	$(16,282)	$233,715	$(1,300)		$(26,273)	$(2,386)	$(22,932)
Institutional Class
Proceeds from shares issued	$40,140	$75,419	$—		$—	$—	$—
Dividends and distributions reinvested	— (a)	2,488	—		—	—	—
Cost of shares redeemed	(39,801)	(72,302)	—		—	—	—
Redemption fees	1	17	—		—	—	—
Change in net assets from Institutional Class capital transactions	$340	$5,622	$—		$—	$—	$—

Total change in net assets from capital transactions	$(15,371)	$241,136	$(485)		$(25,752)	$(3,703)	$(12,433)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   39

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Asia Equity Fund		China Region Fund		India Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	174	359	62	175	37	610
Reinvested	— (b)	29	—	2	—	—
Redeemed	(179)	(379)	(23)	(175)	(167)	(248)
Change in Class A Shares	(5)	9	39	2	(130)	362
Class C
Issued	—	—	36	50	12	351
Reinvested	—	—	—	1	—	—
Redeemed	—	—	(4)	(50)	(65)	(215)
Change in Class C Shares	—	—	32	1	(53)	136
Class R5
Reinvested	—	—	—	— (b)	—	—
Redeemed	—	—	—	—	—	— (b)
Change in Class R5 Shares	—	—	—	— (b)	—	— (b)
Select Class
Issued	14,787	19,435	9	246	27	886
Reinvested	1	198	—	3	—	—
Redeemed	(17,459)	(13,507)	(132)	(1,750)	(345)	(2,728)
Change in Select Class Shares	(2,671)	6,126	(123)	(1,501)	(318)	(1,842)
Institutional Class
Issued	2,021	2,439	—	—	—	—
Reinvested	— (b)	64	—	—	—	—
Redeemed	(2,331)	(2,255)	—	—	—	—
Change in Institutional Class Shares	(310)	248	—	—	—	—

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

	Intrepid European Fund		Intrepid Japan Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,228	$78,069	$2,138	$9,452
Dividends and distributions reinvested	7,718	40,359	34	2,524
Cost of shares redeemed	(34,374)	(157,058)	(4,220)	(24,588)
Redemption fees	7	25	2	30
Change in net assets from Class A capital transactions	$(18,421)	$(38,605)	$(2,046)	$(12,582)
Class B
Proceeds from shares issued	$303	$4,671	$13	$760
Dividends and distributions reinvested	823	4,435	—	424
Cost of shares redeemed	(3,069)	(12,216)	(258)	(1,540)
Redemption fees	1	3	1	5
Change in net assets from Class B capital transactions	$(1,942)	$(3,107)	$(244)	$(351)
Class C
Proceeds from shares issued	$774	$12,858	$46	$697
Dividends and distributions reinvested	1,315	7,676	—	481
Cost of shares redeemed	(5,933)	(27,539)	(382)	(2,422)
Redemption fees	1	5	— (a)	5
Change in net assets from Class C capital transactions	$(3,843)	$(7,000)	$(336)	$(1,239)
Select Class
Proceeds from shares issued	$4,808	$13,819	$3,167	$2,191
Dividends and distributions reinvested	394	13,729	10	606
Cost of shares redeemed	(16,807)	(175,835)	(1,801)	(4,601)
Redemption fees	2	14	— (a)	6
Change in net assets from Select Class capital transactions	$(11,603)	$(148,273)	$1,376	$(1,798)
Institutional Class
Proceeds from shares issued	$1,180	$8,551	$—	$—
Dividends and distributions reinvested	728	12,878	—	—
Cost of shares redeemed	(6,574)	(166,923)	—	—
Redemption fees	2	13	—	—
Change in net assets from Institutional Class capital transactions	$(4,664)	$(145,481)	$—	$—

Total change in net assets from capital transactions	$(40,473)	$(342,466)	$(1,250)	$(15,970)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund		Intrepid Japan Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	640	2,929	593	1,386
Reinvested	574	1,459	8	379
Redeemed	(2,722)	(6,618)	(1,145)	(3,734)
Change in Class A Shares	(1,508)	(2,230)	(544)	(1,969)
Class B
Issued	25	186	3	134
Reinvested	67	175	—	70
Redeemed	(266)	(554)	(72)	(263)
Change in Class B Shares	(174)	(193)	(69)	(59)
Class C
Issued	63	499	13	116
Reinvested	107	305	—	79
Redeemed	(509)	(1,280)	(104)	(388)
Change in Class C Shares	(339)	(476)	(91)	(193)
Select Class
Issued	397	521	783	306
Reinvested	29	491	2	82
Redeemed	(1,275)	(7,227)	(390)	(653)
Change in Select Class Shares	(849)	(6,215)	395	(265)
Institutional Class
Issued	92	286	—	—
Reinvested	53	454	—	—
Redeemed	(492)	(6,546)	—	—
Change in Institutional Class Shares	(347)	(5,806)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

	Latin America Fund		Russia Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)		Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$257	$7,296	$1,026		$9,201
Dividends and distributions reinvested	71	107	—		85
Cost of shares redeemed	(721)	(3,722)	(359)		(6,736)
Redemption fees	— (a)	13	1		9
Change in net assets from Class A capital transactions	$(393)	$3,694	$668		$2,559
Class C
Proceeds from shares issued	$61	$1,819	$454		$4,990
Dividends and distributions reinvested	24	50	—		92
Cost of shares redeemed	(99)	(1,018)	(326)		(2,230)
Redemption fees	— (a)	5	1		7
Change in net assets from Class C capital transactions	$(14)	$856	$129		$2,859
Class R5
Dividends and distributions reinvested	$3	$4	$—	(a)	$4
Redemption fees	— (a)	1	—	(a)	— (a)
Change in net assets from Class R5 capital transactions	$3	$5	$—	(a)	$4
Select Class
Proceeds from shares issued	$86	$2,702	$1,195		$2,861
Dividends and distributions reinvested	71	135	2		107
Cost of shares redeemed	(45)	(3,048)	(527)		(780)
Redemption fees	— (a)	10	2		6
Change in net assets from Select Class capital transactions	$112	$(201)	$672		$2,194

Total change in net assets from capital transactions	$(292)	$4,354	$1,469		$7,616

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund		Russia Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)		Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	28	338	206		498
Reinvested	8	5	—		5
Redeemed	(81)	(208)	(89)		(419)
Change in Class A Shares	(45)	135	117		84
Class C
Issued	6	83	92		283
Reinvested	3	2	—		5
Redeemed	(12)	(54)	(71)		(164)
Change in Class C Shares	(3)	31	21		124
Class R5
Reinvested	— (b)	— (b)	—	(b)	— (b)
Change in Class R5 Shares	— (b)	— (b)	—	(b)	— (b)
Select Class
Issued	10	120	302		289
Reinvested	8	7	—	(b)	6
Redeemed	(5)	(147)	(116)		(42)
Change in Select Class Shares	13	(20)	186		253

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   45

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Asia Equity Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$17.56	$(0.01	)(e)	$4.66	$4.65	$(0.01)	$—	$(0.01)
Year Ended October 31, 2008	48.39	(0.04	)(e)	(28.75)	(28.79)	(0.04)	(2.00)	(2.04)
Year Ended October 31, 2007	26.43	0.02	(e)	22.49	22.51	(0.06)	(0.49)	(0.55)
Year Ended October 31, 2006	21.68	0.10(	e)	5.59	5.69	(0.12)	(0.82)	(0.94)
Year Ended October 31, 2005	18.32	0.22	(e)	3.37	3.59	(0.23)	—	(0.23)
Year Ended October 31, 2004	17.74	0.06	(e)	0.63	0.69	(0.11)	—	(0.11)

Select Class
Six Months Ended April 30, 2009 (Unaudited)	17.74	0.01	(e)	4.70	4.71	(0.12)	—	(0.12)
Year Ended October 31, 2008	48.82	0.07	(e)	(29.05)	(28.98)	(0.10)	(2.00)	(2.10)
Year Ended October 31, 2007	26.64	0.09	(e)	22.68	22.77	(0.10)	(0.49)	(0.59)
Year Ended October 31, 2006	21.82	0.18	(e)	5.61	5.79	(0.15)	(0.82)	(0.97)
Year Ended October 31, 2005	18.37	0.15	(e)	3.50	3.65	(0.20)	—	(0.20)
Year Ended October 31, 2004	17.80	0.14	(e)	0.60	0.74	(0.17)	—	(0.17)

Institutional Class
Six Months Ended April 30, 2009 (Unaudited)	17.81	0.02	(e)	4.71	4.73	(0.16)	—	(0.16)
Year Ended October 31, 2008	48.96	0.11	(e)	(29.12)	(29.01)	(0.14)	(2.00)	(2.14)
Year Ended October 31, 2007	26.72	0.14	(e)	22.74	22.88	(0.15)	(0.49)	(0.64)
Year Ended October 31, 2006	21.84	0.22	(e)	5.62	5.84	(0.14)	(0.82)	(0.96)
Year Ended October 31, 2005	18.40	0.29	(e)	3.39	3.68	(0.24)	—	(0.24)
Year Ended October 31, 2004	17.84	0.17	(e)	0.59	0.76	(0.20)	—	(0.20)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Had this error not occurred the total return for Class A, Select Class and Institutional Class would have been 86.43%, 86.90% and 87.16%, respectively.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

		Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$ —(f)	$22.20	26.52%	$14,762	1.75%	(0.09)%	1.81%		110%
—(f)	17.56	(61.76)	11,763	1.73	(0.11)	1.75		115
—(f)	48.39	86.62 (g)	31,985	1.74	0.07	1.77		78
—(f)	26.43	26.95	7,360	1.75	0.43	1.85		99
—(f)	21.68	19.72	2,445	1.75	1.00	2.49		78
—	18.32	3.91	513	1.75	0.34	5.07	(h)	175

—(f)	22.33	26.67	747,810	1.50	0.11	1.56		110
—(f)	17.74	(61.67)	641,451	1.48	0.20	1.51		115
—(f)	48.82	87.05 (g)	1,466,109	1.48	0.25	1.51		78
—(f)	26.64	27.30	270,131	1.50	0.73	1.60		99
—(f)	21.82	19.99	69,986	1.50	1.25	1.95		78
—	18.37	4.21	18,101	1.50	0.78	2.17		175

—(f)	22.38	26.74	115,930	1.35	0.26	1.41		110
—(f)	17.81	(61.60)	97,763	1.33	0.31	1.35		115
—(f)	48.96	87.31 (g)	256,615	1.34	0.40	1.36		78
—(f)	26.72	27.52	20,140	1.35	0.90	1.45		99
—(f)	21.84	20.19	7,990	1.36	1.26	1.92		78
—	18.40	4.29	16,905	1.35	0.93	2.03		175

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   47

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
China Region Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$10.46	$(0.03	)(e)	$2.18	$2.15	$—	$—	$—
Year Ended October 31, 2008	26.24	0.05	(e)	(15.65)	(15.60)	(0.08)	(0.11)	(0.19)
February 28, 2007(h) through October 31, 2007	15.00	—	(f)	11.21	11.21	—	—	—

Class C
Six Months Ended April 30, 2009 (Unaudited)	10.38	(0.06	)(e)	2.17	2.11	—	—	—
Year Ended October 31, 2008	26.15	(0.03	)(e)	(15.59)	(15.62)	(0.05)	(0.11)	(0.16)
February 28, 2007(h) through October 31, 2007	15.00	(0.02)		11.14	11.12	—	—	—

Class R5
Six Months Ended April 30, 2009 (Unaudited)	10.53	(0.01	)(e)	2.21	2.20	—	—	—
Year Ended October 31, 2008	26.32	0.15(e)		(15.75)	(15.60)	(0.09)	(0.11)	(0.20)
February 28, 2007(h) through October 31, 2007	15.00	0.13		11.19	11.32	—	—	—

Select Class
Six Months Ended April 30, 2009 (Unaudited)	10.50	(0.02	)(e)	2.19	2.17	—	—	—
Year Ended October 31, 2008	26.28	(0.03	)(e)	(15.56)	(15.59)	(0.09)	(0.11)	(0.20)
February 28, 2007(h) through October 31, 2007	15.00	(0.01)		11.25	11.24	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.05%

(h)	Commencement of operations.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(j)	Includes interest expense of 0.06%.

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

		Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$ —(f)	$12.61	20.55%	$3,272	2.00%		(0.60)%	6.89%(i)		55%
0.01	10.46	(59.78)	2,305	2.05	(g)	0.30	3.13		122
0.03	26.24	74.93	5,728	2.00		0.09	9.26	(i)	50

—(f)	12.49	20.33	1,273	2.50		(1.07)	7.42	(i)	55
0.01	10.38	(59.99)	728	2.56	(j)	(0.15)	3.67		122
0.03	26.15	74.33	1,815	2.50		(0.39)	10.03	(i)	50

—(f)	12.73	20.89	86	1.55		(0.17)	6.41	(i)	55
0.01	10.53	(59.61)	71	1.60	(g)	0.82	2.73		122
—	26.32	75.47	175	1.55		1.08	10.46	(i)	50

—(f)	12.67	20.67	3,158	1.75		(0.31)	6.53	(i)	55
0.01	10.50	(59.67)	3,905	1.80	(g)	(0.14)	2.65		122
0.04	26.28	75.20	49,230	1.75		(0.33)	7.96	(i)	50

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   49

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance

		Investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Redemption fees		Net asset value, end of period
India Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$7.90	$(0.06	)(e)	$0.79	$0.73	$—	(f)	$8.63
Year Ended October 31, 2008	20.84	(0.17	)(e)	(12.78)	(12.95)	0.01		7.90
May 1, 2007(h) through October 31, 2007	15.00	(0.03)		5.86	5.83	0.01		20.84

Class C
Six Months Ended April 30, 2009 (Unaudited)	7.84	(0.08	)(e)	0.79	0.71	—	(f)	8.55
Year Ended October 31, 2008	20.79	(0.25	)(e)	(12.71)	(12.96)	0.01		7.84
May 1, 2007(h) through October 31, 2007	15.00	(0.05)		5.83	5.78	0.01		20.79

Class R5
Six Months Ended April 30, 2009 (Unaudited)	7.95	(0.05	)(e)	0.81	0.76	—	(f)	8.71
Year Ended October 31, 2008	20.89	(0.12	)(e)	(12.83)	(12.95)	0.01		7.95
May 1, 2007(h) through October 31, 2007	15.00	(0.03)		5.91	5.88	0.01		20.89

Select Class
Six Months Ended April 30, 2009 (Unaudited)	7.93	(0.04	)(e)	0.78	0.74	—	(f)	8.67
Year Ended October 31, 2008	20.87	(0.18	)(e)	(12.77)	(12.95)	0.01		7.93
May 1, 2007(h) through October 31, 2007	15.00	(0.02)		5.87	5.85	0.02		20.87

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.03%

(h)	Commencement of operations.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(j)	Includes interest expense of 0.02%

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

9.24%	$3,730	2.00%		(1.60)%	4.79%(i)		13%
(62.09)	4,438	2.03	(g)	(1.17)	2.40		80
38.93	4,177	2.00		(1.31)	10.08	(i)	17

9.06	1,681	2.50		(2.10)	5.30	(i)	13
(62.29)	1,960	2.53	(g)	(1.67)	2.89		80
38.60	2,372	2.50		(1.61)	11.11	(i)	17

9.56	58	1.55		(1.31)	4.41	(i)	13
(61.94)	53	1.57	(j)	(0.75)	1.91		80
39.27	141	1.55		(0.35)	11.15	(i)	17

9.33	2,284	1.75		(1.06)	4.43	(i)	13
(62.00)	4,608	1.77	(j)	(1.04)	1.99		80
39.13	50,575	1.75		(1.17)	9.71	(i)	17

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   51

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance

		Investment operations			Distributions

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid European Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$15.20	$0.18(e)	$(1.27)	$(1.09)	$(0.99)	$—	$(0.99)
Year Ended October 31, 2008	34.64	0.70(e)	(16.27)	(15.57)	(0.41)	(3.46)	(3.87)
Year Ended October 31, 2007	27.98	0.43(e)	7.85	8.28	(0.21)	(1.41)	(1.62)
Year Ended October 31, 2006	23.12	0.31(e)	7.85	8.16	(0.14)	(3.16)	(3.30)
Year Ended October 31, 2005	19.81	0.19(e)	4.37	4.56	(0.13)	(1.12)	(1.25)
Year Ended October 31, 2004	16.94	0.19(e)	2.68	2.87	—	—	—

Class B
Six Months Ended April 30, 2009 (Unaudited)	13.92	0.14(e)	(1.18)	(1.04)	(0.88)	—	(0.88)
Year Ended October 31, 2008	32.09	0.53(e)	(14.95)	(14.42)	(0.29)	(3.46)	(3.75)
Year Ended October 31, 2007	26.04	0.24(e)	7.31	7.55	(0.09)	(1.41)	(1.50)
Year Ended October 31, 2006	21.74	0.17(e)	7.33	7.50	(0.04)	(3.16)	(3.20)
Year Ended October 31, 2005	18.71	0.10(e)	4.09	4.19	(0.04)	(1.12)	(1.16)
Year Ended October 31, 2004	16.08	0.08(e)	2.55	2.63	—	—	—

Class C
Six Months Ended April 30, 2009 (Unaudited)	13.81	0.14(e)	(1.17)	(1.03)	(0.86)	—	(0.86)
Year Ended October 31, 2008	31.91	0.52(e)	(14.84)	(14.32)	(0.32)	(3.46)	(3.78)
Year Ended October 31, 2007	25.97	0.24(e)	7.28	7.52	(0.17)	(1.41)	(1.58)
Year Ended October 31, 2006	21.72	0.18(e)	7.30	7.48	(0.07)	(3.16)	(3.23)
Year Ended October 31, 2005	18.69	0.09(e)	4.10	4.19	(0.04)	(1.12)	(1.16)
Year Ended October 31, 2004	16.06	0.08(e)	2.55	2.63	—	—	—

Select Class
Six Months Ended April 30, 2009 (Unaudited)	15.39	0.20(e)	(1.30)	(1.10)	(1.01)	—	(1.01)
Year Ended October 31, 2008	34.98	0.69(e)	(16.37)	(15.68)	(0.45)	(3.46)	(3.91)
Year Ended October 31, 2007	28.18	0.50(e)	7.94	8.44	(0.23)	(1.41)	(1.64)
Year Ended October 31, 2006	23.28	0.40(e)	7.87	8.27	(0.21)	(3.16)	(3.37)
Year Ended October 31, 2005	19.96	0.33(e)	4.32	4.65	(0.20)	(1.13)	(1.33)
Year Ended October 31, 2004	17.00	0.29(e)	2.67	2.96	—(f)	—	— (f)

Institutional Class
Six Months Ended April 30, 2009 (Unaudited)	15.63	0.22(e)	(1.31)	(1.09)	(1.12)	—	(1.12)
Year Ended October 31, 2008	35.44	0.74(e)	(16.59)	(15.85)	(0.50)	(3.46)	(3.96)
Year Ended October 31, 2007	28.54	0.56(e)	8.03	8.59	(0.28)	(1.41)	(1.69)
Year Ended October 31, 2006	23.53	0.44(e)	7.97	8.41	(0.24)	(3.16)	(3.40)
Year Ended October 31, 2005	20.16	0.33(e)	4.43	4.76	(0.27)	(1.12)	(1.39)
Year Ended October 31, 2004	17.17	0.40(e)	2.65	3.05	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

		Ratios/Supplemental data

				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ —(f)	$13.12	(7.35)%	$100,339	1.51%		2.84%	1.73%	199%
—(f)	15.20	(49.91)	139,208	1.46		2.77	1.46	235
—(f)	34.64	30.94	394,416	1.42		1.39	1.42	171
—(f)	27.98	39.68	147,422	1.44		1.22	1.44	97
—(f)	23.12	23.83	35,445	1.57		0.85	1.71	281
—	19.81	16.94	35,781	1.75		1.01	2.13	440

—(f)	12.00	(7.65)	11,435	2.01		2.33	2.23	199
—(f)	13.92	(50.14)	15,678	1.96		2.28	1.96	235
—(f)	32.09	30.31	42,374	1.91		0.84	1.92	171
—(f)	26.04	38.97	22,621	1.94		0.72	1.95	97
—(f)	21.74	23.17	12,716	2.06		0.47	2.20	281
—	18.71	16.36	12,187	2.27		0.47	2.64	440

—(f)	11.92	(7.61)	20,913	2.01		2.34	2.23	199
—(f)	13.81	(50.15)	28,904	1.96		2.27	1.96	235
—(f)	31.91	30.31	81,982	1.92		0.85	1.92	171
—(f)	25.97	38.94	24,316	1.93		0.78	1.94	97
—(f)	21.72	23.20	3,730	2.06		0.42	2.19	281
—	18.69	16.38	3,165	2.27		0.46	2.63	440

—(f)	13.28	(7.29)	30,804	1.26		3.11	1.48	199
—(f)	15.39	(49.76)	48,741	1.20		2.63	1.20	235
—(f)	34.98	31.29	328,183	1.16		1.61	1.17	171
—(f)	28.18	40.01	236,203	1.19		1.60	1.20	97
—(f)	23.28	24.16	71,960	1.24		1.47	1.35	281
—	19.96	17.43	20,897	1.37		1.54	1.71	440

—(f)	13.42	(7.15)	36,746	1.01	(g)	3.38	1.33	199
—(f)	15.63	(49.65)	48,219	1.01	(g)	2.77	1.05	235
—(f)	35.44	31.48	315,180	0.99		1.77	1.02	171
—(f)	28.54	40.27	144,301	1.00		1.75	1.05	97
—(f)	23.53	24.56	48,448	1.00		1.47	1.24	281
—	20.16	17.83	37,115	1.00		2.10	1.48	440

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Japan Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$4.14	$0.01	(e)	$(0.23)	$(0.22)	$(0.03)	$—	$(0.03)
Year Ended October 31, 2008	9.77	0.02	(e)	(3.62)	(3.60)	(2.04)	—	(2.04)
Year Ended October 31, 2007	9.78	(0.03	)(e)	0.02	(0.01)	—	—	—
Year Ended October 31, 2006	9.07	(0.03	)(e)	0.86	0.83	—	(0.12)	(0.12)
Year Ended October 31, 2005	7.02	(0.04	)(e)	2.09	2.05	—	—	—
Year Ended October 31, 2004	6.68	(0.04	)(e)	0.38	0.34	—	—	—

Class B
Six Months Ended April 30, 2009 (Unaudited)	3.76	—	(e)(f)	(0.21)	(0.21)	—	—	—
Year Ended October 31, 2008	9.08	(0.03	)(e)	(3.31)	(3.34)	(1.99)	—	(1.99)
Year Ended October 31, 2007	9.14	(0.08	)(e)	0.02	(0.06)	—	—	—
Year Ended October 31, 2006	8.53	(0.08	)(e)	0.81	0.73	—	(0.12)	(0.12)
Year Ended October 31, 2005	6.64	(0.08	)(e)	1.97	1.89	—	—	—
Year Ended October 31, 2004	6.36	(0.10	)(e)	0.38	0.28	—	—	—

Class C
Six Months Ended April 30, 2009 (Unaudited)	3.76	—	(e)(f)	(0.21)	(0.21)	—	—	—
Year Ended October 31, 2008	9.07	(0.03	)(e)	(3.31)	(3.34)	(1.98)	—	(1.98)
Year Ended October 31, 2007	9.13	(0.07	)(e)	0.01	(0.06)	—	—	—
February 28, 2006(l) through October 31, 2006	9.78	(0.06	)(e)	(0.59)	(0.65)	—	—	—

Select Class
Six Months Ended April 30, 2009 (Unaudited)	4.59	0.05	(e)	(0.28)	(0.23)	(0.05)	—	(0.05)
Year Ended October 31, 2008	9.77	0.03	(e)	(3.88)	(3.85)	(1.34)	—	(1.34)
Year Ended October 31, 2007	9.79	(0.03	)(e)	0.04	0.01	(0.03)	—	(0.03)
February 28, 2006(l) through October 31, 2006	10.43	(0.01	)(e)	(0.63)	(0.64)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return.

(h)	Includes interest expense of 0.03%

(i)	Includes interest expense of 0.12%.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(k)	Includes interest expense of 0.13%.

(l)	Commencement of offering class of shares.

(m)	Includes interest expense of 0.09%.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

		Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$ —(f)	$3.89	(5.30	)% (g)	$6,097	1.75%		0.36%	3.18%		73%
0.01	4.14	(44.60	) (g)	8,739	1.78	(h)	0.35	2.09		175
—(f)	9.77	(0.10)		39,873	1.84	(i)	(0.33)	1.94		111
—(f)	9.78	9.16		94,585	1.68		(0.29)	1.68		151
—(f)	9.07	29.20		200,558	1.75		(0.51)	1.86		164
—	7.02	5.09		47,106	1.75		(0.60)	2.84	(j)	221

—(f)	3.55	(5.59	) (g)	1,604	2.50		(0.12)	3.70		73
0.01	3.76	(45.02	) (g)	1,958	2.53	(h)	(0.49)	2.59		175
—(f)	9.08	(0.66)		5,271	2.39	(k)	(0.84)	2.46		111
—(f)	9.14	8.56		6,985	2.19		(0.80)	2.19		151
—(f)	8.53	28.46		1,927	2.36		(1.13)	2.37		164
—	6.64	4.40		959	2.50		(1.46)	4.44	(j)	221

—(f)	3.55	(5.59	) (g)	1,261	2.50		(0.19)	3.69		73
0.01	3.76	(45.07	) (g)	1,679	2.53	(h)	(0.54)	2.59		175
—(f)	9.07	(0.66)		5,793	2.40	(k)	(0.74)	2.49		111
—(f)	9.13	(6.65)		5,530	2.22		(0.91)	2.22		151

—(f)	4.31	(5.05	) (g)	4,026	1.50		2.45	3.07		73
0.01	4.59	(44.46	) (g)	2,480	1.53	(h)	0.49	1.84		175
—(f)	9.77	0.09		7,870	1.56	(m)	(0.34)	1.61		111
—(f)	9.79	(6.14)		799,762	1.47		(0.09)	1.47		151

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Latin America Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$9.66	$0.08	(e)	$0.82	$0.90	$(0.36)	$—	$(0.36)
Year Ended October 31, 2008	23.07	0.26	(e)	(13.08)	(12.82)	(0.18)	(0.46)	(0.64)
February 28, 2007(h) through October 31, 2007	15.00	(0.01)		8.07	8.06	—	—	—

Class C
Six Months Ended April 30, 2009 (Unaudited)	9.61	0.06	(e)	0.83	0.89	(0.29)	—	(0.29)
Year Ended October 31, 2008	22.99	0.17	(e)	(13.02)	(12.85)	(0.13)	(0.46)	(0.59)
February 28, 2007(h) through October 31, 2007	15.00	(0.04)		8.02	7.98	—	—	—

Class R5
Six Months Ended April 30, 2009 (Unaudited)	9.72	0.10	(e)	0.82	0.92	(0.45)	—	(0.45)
Year Ended October 31, 2008	23.14	0.35	(e)	(13.16)	(12.81)	(0.21)	(0.46)	(0.67)
February 28, 2007(h) through October 31, 2007	15.00	0.08		8.05	8.13	—	—	—

Select Class
Six Months Ended April 30, 2009 (Unaudited)	9.70	0.10	(e)	0.81	0.91	(0.41)	—	(0.41)
Year Ended October 31, 2008	23.11	0.30	(e)	(13.12)	(12.82)	(0.18)	(0.46)	(0.64)
February 28, 2007(h) through October 31, 2007	15.00	0.05		8.05	8.10	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.02%

(h)	Commencement of operations.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

		Ratios/Supplemental data

				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$ —(f)	$10.20	10.04%	$2,146	1.90%		1.84%	6.40%(i)		40%
0.05	9.66	(56.81)	2,462	1.92	(g)	1.31	3.61		134
0.01	23.07	53.80	2,775	1.90		(0.14)	7.28	(i)	39

—(f)	10.21	9.77	1,053	2.40		1.36	6.95	(i)	40
0.06	9.61	(56.98)	1,017	2.42	(g)	0.88	4.18		134
0.01	22.99	53.27	1,716	2.40		(0.61)	8.11	(i)	39

—(f)	10.19	10.35	73	1.45		2.33	6.03	(i)	40
0.06	9.72	(56.62)	67	1.47	(g)	1.74	3.29		134
0.01	23.14	54.27	154	1.45		0.65	8.65	(i)	39

—(f)	10.20	10.17	1,980	1.65		2.16	6.24	(i)	40
0.05	9.70	(56.70)	1,756	1.67	(g)	1.46	3.49		134
0.01	23.11	54.07	4,639	1.65		0.40	8.63	(i)	39

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Russia Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$5.39	$(0.02	)(e)	$0.29	$0.27	$—	$—	$—
Year Ended October 31, 2008	19.43	(0.12	)(e)	(13.33)	(13.45)	(0.02)	(0.60)	(0.62)
February 28, 2007(k) through October 31, 2007	15.00	(0.01)		4.19	4.18	—	—	—

Class C
Six Months Ended April 30, 2009 (Unaudited)	5.35	(0.03	)(e)	0.28	0.25	—	—	—
Year Ended October 31, 2008	19.36	(0.18	)(e)	(13.26)	(13.44)	—(f)	(0.60)	(0.60)
February 28, 2007(k) through October 31, 2007	15.00	(0.03)		4.13	4.10	—	—	—

Class R5
Six Months Ended April 30, 2009 (Unaudited)	5.43	(0.01	)(e)	0.29	0.28	(0.02)	—	(0.02)
Year Ended October 31, 2008	19.55	(0.03	)(e)	(13.49)	(13.52)	(0.03)	(0.60)	(0.63)
February 28, 2007(k) through October 31, 2007	15.00	0.07		4.34	4.41	—	—	—

Select Class
Six Months Ended April 30, 2009 (Unaudited)	5.42	(0.02	)(e)	0.30	0.28	(0.01)	—	(0.01)
Year Ended October 31, 2008	19.53	(0.09	)(e)	(13.44)	(13.53)	(0.01)	(0.60)	(0.61)
February 28, 2007(k) through October 31, 2007	15.00	0.05		4.36	4.41	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.01%.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(i)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return.

(j)	Includes interest expense of 0.02%

(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

		Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$ —(f)	$5.66	5.01%		$1,752	2.01%(g)		(0.89)%	7.33%(h)		42%
0.03	5.39	(71.32	) (i)	1,034	2.02	(j)	(0.70)	3.57		76
0.25	19.43	29.53		2,106	2.01	(g)	(0.09)	8.75	(h)	68

—(f)	5.60	4.67		1,465	2.51	(g)	(1.32)	7.77	(h)	42
0.03	5.35	(71.45	) (i)	1,288	2.52	(j)	(1.09)	4.02		76
0.26	19.36	29.07		2,272	2.51	(g)	(0.67)	9.04	(h)	68

—(f)	5.69	5.30		40	1.56	(g)	(0.35)	6.85	(h)	42
0.03	5.43	(71.28	) (i)	38	1.57	(j)	(0.17)	3.20		76
0.14	19.55	30.33		131	1.56	(g)	0.62	9.99	(h)	68

—(f)	5.69	5.17		3,497	1.76	(g)	(0.75)	7.25	(h)	42
0.03	5.42	(71.33	) (i)	2,325	1.77	(j)	(0.56)	3.39		76
0.12	19.53	30.20		3,442	1.76	(g)	0.39	9.67	(h)	68

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   59

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 7 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
Asia Equity Fund	Class A, Select Class and Institutional Class	Diversified
China Region Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
India Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Intrepid European Fund	Class A, Class B, Class C, Select Class and Institutional Class	Diversified
Intrepid Japan Fund	Class A, Class B, Class C and Select Class	Diversified
Latin America Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Russia Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

60   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”) defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investment in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Asia Equity Fund
Level 1 — Quoted prices	$38,321	$—	$—
Level 2 — Other significant observable inputs	754,110	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$792,431	$—	$—
China Region Fund
Level 1 — Quoted prices	$83	$—	$—
Level 2 — Other significant observable inputs	7,700	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$7,783	$—	$—
India Fund
Level 1 — Quoted prices	$261	$—	$—
Level 2 — Other significant observable inputs	7,428	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$7,689	$—	$—
Intrepid European Fund
Level 1 — Quoted prices	$58,697	$342	$—
Level 2 — Other significant observable inputs	178,225	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$236,922	$342	$—
Intrepid Japan Fund
Level 1 — Quoted prices	$—	$—	$—
Level 2 — Other significant observable inputs	12,219	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$12,219	$—	$—
Latin America Fund
Level 1 — Quoted prices	$5,209	$—	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$5,209	$—	$—
Russia Fund
Level 1 — Quoted prices	$412	$—	$—
Level 2 — Other significant observable inputs	5,495	—	—
Level 3 — Significant unobservable inputs	1	—	—
Total	$5,908	$—	$—

*	Other financial instruments may include futures, forwards and swap contracts.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   61

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Investment in Securities	Other Financial Instruments*
Russia Fund
Balance as of 10/31/08	$43	$—
Realized gain (loss)	(128)	—
Change in unrealized appreciation (depreciation)	121	—
Net amortization/accretion	—	—
Net purchases (sales)	(36)	—
Net transfers in (out) of Level 3	1	—
Balance as of 04/30/09	$1	$—

*	Other financial instruments may include futures, forwards and swap contracts.

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2009, which were valued using significant unobservable inputs (Level 3), amounted to approximately $(4,000) for the Russia Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and the Statements of Changes in Net Assets.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2009, the Intrepid European Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign

62   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains for the Funds and/or as part of their risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

F. Securities Lending — The Funds may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (the “Advisor”), in order to generate additional income. JPMorgan Chase Bank N.A. (JPMCB), an affiliate of the Funds, serves as lending agent for the Funds. Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Funds are required to return to the borrower cash collateral posted. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. These amounts are recorded as income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest income on the Statements of Operations.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest, and 105% of the value of loaned non-U.S. securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities are marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedules of Portfolio Investments. At April 30, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Unrealized Gain (Loss) on Cash Collateral Investments	Total Value of Collateral Investments
Intrepid European Fund	$35,897	$37,348	$—	$ 37,348

The Funds bear the risk of loss associated with cash collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower failure to return a loaned security.

The Funds invest cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund. The Advisor of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Intrepid European Fund	$4
Intrepid Japan Fund	—	(a)

(a)	Amount rounds to less than $1,000.

These amounts offset the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the reimbursement is voluntary.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   63

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

The Funds paid lending agent fees to JPMCB as follows for the six months ended April 30, 2009 (amounts in thousands):

	Lending Agent Fees Paid
Intrepid European Fund	$3
Intrepid Japan Fund	—	(a)

(a)	Amount rounds to less than $1,000.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

L. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

M. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

64   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Asia Equity Fund	1.00%
China Region Fund	1.25
India Fund	1.25
Intrepid European Fund	0.65
Intrepid Japan Fund	1.00
Latin America Fund	1.00
Russia Fund	1.25

The Advisor, on behalf of Asia Equity Fund, China Region Fund and India Fund, has entered into an investment sub-advisory agreement with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-advisor, JFIMI receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2009 were as follows (amounts in thousands):

Intrepid European Fund	$4
Russia Fund	—	(a)

(a)	Amount rounds to less than $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2009, the annualized effective rate was 0.11% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Equity Fund	0.25%	n/a	n/a
China Region Fund	0.25	n/a	0.75%
India Fund	0.25	n/a	0.75
Intrepid European Fund	0.25	0.75%	0.75
Intrepid Japan Fund	0.25	0.75	0.75
Latin America Fund	0.25	n/a	0.75
Russia Fund	0.25	n/a	0.75

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   65

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Asia Equity Fund	$2	$2
China Region Fund	1	—	(a)
India Fund	1	1
Intrepid European Fund	4	20
Intrepid Japan Fund	1	1
Latin America Fund	1	—	(a)
Russia Fund	2	2

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Asia Equity Fund	0.25%	n/a	n/a	n/a	0.25%	0.10%
China Region Fund	0.25	n/a	0.25%	0.05%	0.25	n/a
India Fund	0.25	n/a	0.25	0.05	0.25	n/a
Intrepid European Fund	0.25	0.25%	0.25	n/a	0.25	0.10
Intrepid Japan Fund	0.25	0.25	0.25	n/a	0.25	n/a
Latin America Fund	0.25	n/a	0.25	0.05	0.25	n/a
Russia Fund	0.25	n/a	0.25	0.05	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Asia Equity Fund	1.75%	n/a	n/a	n/a	1.50%	1.35%
China Region Fund	2.00	n/a	2.50%	1.55%	1.75	n/a
India Fund	2.00	n/a	2.50	1.55	1.75	n/a
Intrepid European Fund	1.75	2.50%	2.50	n/a	1.50	1.00
Intrepid Japan Fund	1.75	2.50	2.50	n/a	1.50	n/a
Latin America Fund	1.90	n/a	2.40	1.45	1.65	n/a
Russia Fund	2.00	n/a	2.50	1.55	1.75	n/a

The contractual expense limitation agreements were in effect for the six months ended April 30, 2009. The expense limitation percentages in the table above are in place until at least February 28, 2010.

For the six months ended April 30, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

66   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Serving	Total	Contractual Reimbursements
Asia Equity Fund	$—	$—	$214	$214	$—
China Region Fund	39	4	2	45	110
India Fund	51	5	2	58	55
Intrepid European Fund	46	17	19	82	—
Intrepid Japan Fund	60	5	12	77	12
Latin America Fund	23	3	1	27	78
Russia Fund	27	2	1	30	83

	Voluntary Waivers
	Investment Advisory	Administration	Total
Intrepid European Fund	$101	$80	$181

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2009, the following Funds incurred brokerage commissions with broker/dealers affiliated with the Advisor (amounts in thousands):

Asia Equity Fund	$87
India Fund	—	(a)
Intrepid European Fund	2

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

Affiliates of JPMorgan Chase & Co. made a payment to the Intrepid Japan Fund of approximately $2,000 relating to operational errors.

4. Investment Transactions

During the six months ended April 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Equity Fund	$727,974	$775,760
China Region Fund	3,531	3,980
India Fund	1,053	4,625
Intrepid European Fund	426,961	488,003
Intrepid Japan Fund	9,498	13,119
Latin America Fund	1,854	2,306
Russia Fund	2,566	1,675

During the six months ended April 30, 2009, there were no purchases or sales of U.S. Government securities.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   67

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Equity Fund	$786,261	$87,048	$80,878	$6,170
China Region Fund	7,763	636	616	20
India Fund	13,271	221	5,803	(5,582)
Intrepid European Fund	222,575	22,594	8,247	14,347
Intrepid Japan Fund	13,186	525	1,492	(967)
Latin America Fund	5,909	324	1,024	(700)
Russia Fund	10,265	455	4,812	(4,357)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Asia Equity, China Region, India and Intrepid European Funds, one or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2009, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2009, the Asia Equity Fund invested approximately 33.2% of its total investments in China.

As of April 30, 2009, the Intrepid European Fund invested approximately 33.0% of its total investments (excluding Investments of Cash Collateral for Securities on Loan) in the United Kingdom.

68   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

China Region Fund

Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At April 30, 2009, the Fund had 49.2%, 29.6% and 21.2% of its total investments invested in China, Taiwan and Hong Kong, respectively.

India Fund

Investing in securities of Indian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from such countries’ undeveloped systems of securities and transfer. At April 30, 2009, the Fund had 20.5% of its total investments in Oil, Gas & Consumable Fuels.

Latin America Fund

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments. At April 30, 2009, the Fund had 72.5% and 21.6% of its total investments invested in Brazil and Mexico, respectively.

Russia Fund

Investing in securities of Russian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from such countries’ undeveloped systems of securities and transfer. At April 30, 2009, the Fund had 35.2% and 22.2%, respectively, of its total investments in Oil, Gas & Consumable Fuels and Metals & Mining.

8. Subsequent Event

Subsequent to April 30, 2009, certain shareholders of the Intrepid Japan Fund redeemed shares and the Intrepid Japan Fund paid the redemptions primarily with proceeds resulting from disposing of portfolio securities. The proceeds from these redemptions amounted to approximately 21% of the net assets of the Intrepid Japan Fund.

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   69

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2008, and continued to hold your shares at the end of the reporting period, April 30, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During November 1, 2008 to April 30, 2009*	Annualized Expense Ratio
Asia Equity Fund
Class A
Actual	$1,000.00	$1,265.20	$9.83	1.75%
Hypothetical	1,000.00	1,016.12	8.75	1.75
Select Class
Actual	1,000.00	1,266.70	8.43	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Institutional Class
Actual	1,000.00	1,267.40	7.59	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35

China Region Fund
Class A
Actual	1,000.00	1,205.50	10.94	2.00
Hypothetical	1,000.00	1,014.88	9.99	2.00
Class C
Actual	1,000.00	1,203.30	13.66	2.50
Hypothetical	1,000.00	1,012.40	12.47	2.50
Class R5
Actual	1,000.00	1,208.90	8.49	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Select Class
Actual	1,000.00	1,206.70	9.57	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75

70   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

	Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During November 1, 2008 to April 30, 2009*	Annualized Expense Ratio
India Fund
Class A
Actual	$1,000.00	$1,092.40	$10.38	2.00%
Hypothetical	1,000.00	1,014.88	9.99	2.00
Class C
Actual	1,000.00	1,090.60	12.96	2.50
Hypothetical	1,000.00	1,012.40	12.47	2.50
Class R5
Actual	1,000.00	1,095.60	8.05	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Select Class
Actual	1,000.00	1,093.30	9.08	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75

Intrepid European Fund
Class A
Actual	1,000.00	926.50	7.21	1.51
Hypothetical	1,000.00	1,017.31	7.55	1.51
Class B
Actual	1,000.00	923.50	9.59	2.01
Hypothetical	1,000.00	1,014.83	10.04	2.01
Class C
Actual	1,000.00	923.90	9.59	2.01
Hypothetical	1,000.00	1,014.83	10.04	2.01
Select Class
Actual	1,000.00	927.10	6.02	1.26
Hypothetical	1,000.00	1,018.55	6.31	1.26
Institutional Class
Actual	1,000.00	928.50	4.83	1.01
Hypothetical	1,000.00	1,019.79	5.06	1.01

Intrepid Japan Fund
Class A
Actual	1,000.00	947.00	8.45	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class B
Actual	1,000.00	944.10	12.05	2.50
Hypothetical	1,000.00	1,012.40	12.47	2.50
Class C
Actual	1,000.00	944.10	12.05	2.50
Hypothetical	1,000.00	1,012.40	12.47	2.50
Select Class
Actual	1,000.00	949.50	7.25	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50

Latin America Fund
Class A
Actual	1,000.00	1,100.40	9.89	1.90
Hypothetical	1,000.00	1,015.37	9.49	1.90
Class C
Actual	1,000.00	1,097.70	12.48	2.40
Hypothetical	1,000.00	1,012.89	11.98	2.40

APRIL 30, 2009        J.P. MORGAN COUNTRY/REGION FUNDS   71

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During November 1, 2008 to April 30, 2009*	Annualized Expense Ratio
Latin America Fund (continued)
Class R5
Actual	$1,000.00	$1,103.50	$7.56	1.45%
Hypothetical	1,000.00	1,017.60	7.25	1.45
Select Class
Actual	1,000.00	1,101.70	8.60	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65

Russia Fund
Class A
Actual	1,000.00	1,050.10	10.22	2.01
Hypothetical	1,000.00	1,014.83	10.04	2.01
Class C
Actual	1,000.00	1,046.70	12.74	2.51
Hypothetical	1,000.00	1,012.35	12.52	2.51
Class R5
Actual	1,000.00	1,053.00	7.94	1.56
Hypothetical	1,000.00	1,017.06	7.80	1.56
Select Class
Actual	1,000.00	1,051.70	8.95	1.76
Hypothetical	1,000.00	1,016.07	8.80	1.76

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

72   J.P. MORGAN COUNTRY/REGION FUNDS        APRIL 30, 2009

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. April 2009.	SAN-INTEQ-CO-409

Semi-Annual Report

J.P. Morgan SMA Funds

Six months ended April 30, 2009 (Unaudited)

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan International Value SMA Fund	2
JPMorgan Tax Aware Real Return SMA Fund	5
Schedules of Portfolio Investments	7
Financial Statements	13
Financial Highlights	16
Notes to Financial Statements	18
Schedule of Shareholder Expenses	24

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

President’s Letter
MAY 15, 2009 (Unaudited)

Dear Shareholder:

Poet T.S. Eliot may have called it the cruelest month, but April was certainly one of the brightest months for investors in a long time. After 18 months of declines, the market finally gave investors one of its finest moments: nine straight weeks of market gains. This rally, along with some signs of economic recovery, led many economists and industry experts to suggest that the global financial crisis may be moving past its peak. Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s (Fed) massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.

“Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.”

After a dismal fall and winter, the market experienced one of its most impressive gains since the 1930s. After a 57% decline in the S&P 500 between the market peak of October 9, 2007, and March 9, 2009, the market has climbed 31% as of the date of this letter. During the same time period, credit spreads narrowed considerably; the spread between the three-month Libor rate and three-month Treasuries, which rose to 4.6% last fall, declined to 0.7%.

Some reported improvement in corporate fundamentals also added to the optimism. In contrast to last year’s dramatic write-downs, most major financial institutions reported profits for the first quarter of 2009. Even the results of the government’s recent stress tests were less “stressful” than anticipated; although half of the major banks will need to bolster their capital, federal officials said the results were another sign that the economy was getting closer to the road to recovery.

Despite these positive signs, it’s still too early to fully seize the “green shoots,” as Federal Chairman Ben Bernanke called them. There are still many hurdles to cross, and slumping housing starts as well as unemployment and gross domestic product (GDP) concerns still present many downside risks to our economy.

Yields drop slightly

Investors’ willingness to take on more risk contributed to a drop in Treasury prices and higher yields during the most recent market rally, but overall, yields were down slightly for the reporting period. During the six-month period ended April 30, 2009, 30-year bond yields dropped 0.9% to 4.05%, the benchmark 10-year Treasury declined 0.8% to end the period at 3.16%, and the two-year note declined 0.5% to close at 0.91%.

Investors display increased confidence with equities

On the heels of encouraging news from the Fed, U.S. equities posted a strong rally in March, but overall, U.S. benchmarks were still in negative territory. During the six-month reporting period ended April 30, 2009, the Dow Jones Industrial Average fell 10.79%, the S&P 500 Index declined 8.53% and NASDAQ Composite Index fell 0.37%.

Outside the U.S., international equities also rallied strongly, particularly in the emerging markets countries. As measured by the MSCI Emerging Markets Index, emerging markets rose 17.52% for the period. Developed markets, however, as measured by the MSCI EAFE Index, declined 2.35% for the period.

Prepare for future setbacks with focus and discipline

The recent stock market rally underscores a point that we’ve emphasized throughout the entire market downturn: the importance of maintaining a disciplined approach to investing. While the markets reacted to a flurry of good news, they remain just as sensitive to any forthcoming “bad” news. These potential risks make a strong case for a balanced mix of stocks, cash and alternatives, as well as diversified fixed income investments, that can, over the long run, help keep your emotions in check and help your portfolio absorb some of the “aftershocks” from weak economic data.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

APRIL 30, 2009        J.P. MORGAN SMA FUNDS   1

JPMorgan International Value SMA Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	August 17, 2007
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$81,254
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Value SMA Fund, which seeks to provide high total return from a portfolio of foreign company equity securities,* returned 2.27%** for the six months ended April 30, 2009, compared to the 0.01% return for the MSCI EAFE Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period, due in part to stock selection in the banks and finance, basic industries, and transport services and consumer cyclical sectors. Regionally, Continental Europe, the U.K., emerging markets and the Pacific Rim had a positive impact on relative returns.

At the individual stock level, China Shenhua Energy Co., Ltd., the Chinese integrated coal-based energy producer that is also involved in power production, railways and port operations, contributed to performance. The Chinese government is expected to continue growing even as other countries struggle with recession. China Shenhua is the country’s leading producer of coal, which is a major source of power generation in China. Consequently, the company is expected to benefit from China’s continued growth. The company continues to increase production levels of coal to keep up with higher demand.

Li & Fung Ltd., a Hong Kong export trading company, was a strong performer. The company, which acts as a purchasing agent for various retailers, such as Wal-Mart and Target, experienced a rise in its share price in the first four months of 2009, propelled by hopes of an eventual U.S. economic recovery and by statements from company management suggesting that Li & Fung may pick up market share as hard economic times prompt consumers to trade down to lower-priced toys and clothing.

Hon Hai Precision Industry Co., Ltd., the Taiwanese contract manufacturer of electronic products, was a strong contributor. Despite the sharp drop in consumer demand, the company managed to remain profitable and retain a strong market position, manufacturing products for big-name companies, such as Apple and Dell.

On the negative side, consumer non-durables, utilities and energy hurt returns. At the regional level, Japan was the sole detractor to performance.

At the individual stock level, Japan Tobacco Inc., which is not included in the benchmark, detracted from relative returns, as it was weighed down by concerns about declining cigarette use in Japan, talk about the Japanese government raising cigarette taxes and/or imposing a smoking ban, economic problems in Russia (a major market for the company) and, in recent months, investors shifting their focus in favor of more cyclical names.

Mitsubishi Electric Corp., the Japanese maker of machinery and electronic equipment, performed poorly as slumping demand for autos, flat panel TVs and semiconductors undermined company sales. The company is projecting that it will lose ¥20 billion in the current fiscal year marking its first annual loss in seven years.

Shin-Etsu Chemical Co., Ltd., the Japanese manufacturer of chemicals and electronic materials, also weighed on performance. While affected by the current slowdown, the company was better positioned to weather the downturn compared to many of its rivals. Management had the foresight to stress long-term contracts for silicon wafers, sparing it the worst of the worst of the downturn in wafer pricing. Additionally, the company has room to cut costs aggressively if needed.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was established as part of the International Value SMA strategy. The Fund held common shares of companies deemed attractive but were not accessible in American Depositary Receipt (ADR) form. Fundamental research is the cornerstone of the Fund, which is managed by a team of highly experienced portfolio managers, whose efforts are underpinned by approximately 60 analysts comprising our global sector teams. Utilizing a proprietary dividend discount model, our analysts identified the most attractively valued stocks in each sector. Taking the names with the strongest characteristics, the portfolio managers and analysts then worked closely together to pinpoint specific catalysts that would enable stocks to realize their inherent worth. The Fund was constructed on a bottom-up basis, seeking to invest in the most attractive names in each sector.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

2   J.P. MORGAN SMA FUNDS        APRIL 30, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*

1.	Compagnie Generale des Etablissements Michelin, Class B (France)	6.5%
2.	Vivendi (France)	5.9
3.	CRH plc (Ireland)	5.6
4.	International Power plc (United Kingdom)	5.1
5.	Anheuser-Busch InBev N.V. (Belgium)	4.9
6.	Bouygues S.A. (France)	4.8
7.	Muenchener Rueckversicherungs AG (Germany)	4.5
8.	Tokyo Gas Co., Ltd. (Japan)	4.4
9.	Unilever N.V. CVA (Netherlands)	4.3
10.	Mitsubishi Electric Corp. (Japan)	4.1

PORTFOLIO COMPOSITION BY COUNTRY*

Japan	24.9%
France	22.0
China	9.2
Germany	9.2
United Kingdom	7.6
Australia	6.0
Ireland	5.6
Belgium	4.9
Netherlands	4.3
Taiwan	3.0
South Korea	1.9
Greece	1.1
Others (each less than 1.0%)	0.3

*	Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

APRIL 30, 2009        J.P. MORGAN SMA FUNDS   3

JPMorgan International Value SMA Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
INTERNATIONAL VALUE SMA FUND	8/17/07	2.27%	(39.79)%	(27.86)%

LIFE OF FUND PERFORMANCE (8/17/07 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from August 17, 2007 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally in the United States of America.

4   J.P. MORGAN SMA FUNDS        APRIL 30, 2009

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	May 31, 2007
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$7,675
Primary Benchmark	Barclays Capital 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Real Return SMA Fund, which seeks to maximize after-tax inflation-protected return,* returned 7.92%** for the six months ended April 30, 2009, compared to the 8.55% return for the Barclays Capital 1–10 Year U.S. TIPS Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, primarily due to the performance of the Funds’ inflation swaps compared to that of Treasury Inflation-Protected Securities (TIPS). During the six months, the change in the zero-coupon inflation-swap rate, which is used to value the Fund’s inflation swaps, lagged the change in the TIPS breakeven level (yield spread between a nominal Treasury Bond and a TIPS of equal maturity), which is used to value TIPS. This detracted from the Fund’s performance relative to the benchmark.

On the upside, the Fund’s municipal securities contributed to performance. Municipal securities in general outperformed Treasury securities, as evidenced by a decrease in the municipal/Treasury ratio during the period. Used to evaluate “relative value” in the municipal market, this ratio represents the proportion between yields of municipal bonds and U.S. Treasury securities with similar maturities. Since the Fund is municipal-based, a decrease in this ratio typically indicates positive relative performance for the Fund’s municipal positions versus similar Treasury securities. This should generally translate into positive relative performance of the Fund versus the TIPS index. However, due to the relative performance of the zero-coupon inflation-swap rate versus the TIPS breakeven described earlier, the Fund underperformed its benchmark during the period.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund invested primarily in high-quality municipal securities. We also maintained an inflation-overlay strategy using consumer-price index swaps. The Fund’s average duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) was approximately 5.0 years and its average credit-quality rating was AA. We tactically managed our inflation hedge, increasing exposure by adding inflation swaps when they were cheap as inflation expectations declined significantly in the fourth quarter 2008. We stayed duration-neutral with a curve overweight at shorter maturities relative to the benchmark.

PORTFOLIO COMPOSITION***

Municipal Bonds	92.4%
Short-Term Investment	7.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

APRIL 30, 2009        J.P. MORGAN SMA FUNDS   5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
TAX AWARE REAL RETURN SMA FUND	5/31/07
Before Taxes		7.92%	1.08%	4.12%
After Taxes on Distributions		7.92	1.08	4.11
After Taxes on Distributions and Sale of Fund Shares		5.88	2.02	4.08

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (5/31/07 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Barclays Capital 1–10 Year U.S. TIPS Index, the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index, the Tax Aware Real Return Custom Benchmark and the Lipper Intermediate Municipal Debt Funds Index from May 31, 2007 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–10 Year U.S. TIPS Index, Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index and Tax Aware Real Return Custom Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–10 Year U.S. TIPS Index measures the performance of intermediate (1–10 Year) U.S. Treasury Inflation Protection Securities. The Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Custom Benchmark is determined by adding 75% of the difference between the Barclays Capital 1–10 Year U.S. TIPS Index and the Barclays Capital 1–10 Year U.S. Treasury Index to the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index. Expressed as a formula, the Composite Benchmark = [(Barclays Capital 1–10 Year U.S. TIPS Index—Barclays Capital 1–10 Year Treasury Index) X 0.75] + Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally in the United States of America.

6   J.P. MORGAN SMA FUNDS        APRIL 30, 2009

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.7%
	Common Stocks — 97.7%
	Australia — 5.9%
187	Australia & New Zealand Banking Group Ltd. (m)	2,153
220	Santos Ltd. (m)	2,593
		4,746
	Belgium — 4.8%
128	Anheuser-Busch InBev N.V.	3,921
	China — 9.0%
6,961	Bank of China Ltd., Class H (m)	2,581
3,114	China Construction Bank Corp., Class H (m)	1,798
1,068	China Shenhua Energy Co., Ltd., Class H (m)	2,951
		7,330
	Finland — 0.3%
128	Ruukki Group OYJ (a)	274
	France — 21.5%
90	Bouygues S.A.	3,849
100	Compagnie Generale des Etablissements Michelin, Class B (m)	5,130
24	Schneider Electric S.A.	1,802
42	Sodexo (m)	2,015
175	Vivendi (m)	4,699
		17,495
	Germany — 9.0%
46	Hamburger Hafen und Logistik AG (m)	1,661
95	Lanxess AG (m)	2,055
26	Muenchener Rueckversicherungs AG	3,564
		7,280
	Greece — 1.1%
177	Sidenor Steel Products Manufacturing Co. S.A. (m)	875
	Ireland — 5.4%
170	CRH plc (m)	4,408
	Japan — 24.3%
64	Daikin Industries Ltd.	1,724
336	Daiwa Securities Group, Inc. (m)	1,760
1	Japan Tobacco, Inc. (m)	1,543
80	JFE Holdings, Inc. (m)	2,191
611	Mitsubishi Electric Corp. (m)	3,254
277	Mitsui & Co., Ltd. (m)	2,933
59	Shin-Etsu Chemical Co., Ltd. (m)	2,877
915	Tokyo Gas Co., Ltd. (m)	3,469
		19,751
	Netherlands — 4.2%
171	Unilever N.V. CVA (m)	3,384
	South Korea — 1.9%
3	Samsung Electronics Co., Ltd. (m)	1,542
	Taiwan — 2.9%
387	HON HAI Precision Industry Co., Ltd., GDR (m)	2,367
	United Kingdom — 7.4%
1,108	International Power plc (m)	4,050
38	Prudential plc (m)	219
476	TUI Travel plc (m)	1,774
		6,043
	Total Investments — 97.7% (Cost $88,921)	79,416
	Other Assets in Excess of Liabilities — 2.3%	1,838
	NET ASSETS — 100.0%	$81,254

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	8 .2%
Oil, Gas & Consumable Fuels	7 .0
Auto Components	6 .5
Electrical Equipment	6 .4
Chemicals	6 .2
Media	5 .9
Construction Materials	5 .6
Independent Power Producers & Energy Traders	5 .1
Beverages	4 .9
Construction & Engineering	4 .8
Hotels, Restaurants & Leisure	4 .8
Insurance	4 .8
Gas Utilities	4 .4
Food Products	4 .3
Metals & Mining	3 .9
Trading Companies & Distributors	3 .7
Electronic Equipment, Instruments & Components	3 .0
Capital Markets	2 .2
Building Products	2 .2
Transportation Infrastructure	2 .1
Semiconductors & Semiconductor Equipment	1 .9
Tobacco	1 .9
Others (each less than 1.0%)	0 .2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SMA FUNDS   7

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
7	TOPIX	06/11/09	$597	$15

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SMA FUNDS        APRIL 30, 2009

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 98.2%
	Municipal Bonds — 98.2%
	Alaska — 1.4%
100	Matanuska-Susitna Borough School Board, Series A, GO, NATL-RE, 5.250%, 04/01/15	111
	Arizona — 2.6%
90	Arizona State Transportation Board, Series B, Rev., 5.000%, 07/01/13	102
85	Maricopa County Elementary, School District No. 38, Madison Elementary School Improvement Project of 2004, Series B, GO, NATL-RE, 5.000%, 07/01/16	94
		196
	California — 7.7%
100	California State Public Works Board, Various University of California Projects, Series D, Rev., 5.000%, 05/01/11	107
80	Golden State Tobacco Securitization Corp., Series 2003 A-1, Rev., 6.750%, 06/01/13 (p)	94
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	82
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, FGIC, 5.250%, 08/01/23	28
30	Pasadena Unified School District, Election 1997, Series 2003 D, GO, NATL-RE, 4.500%, 05/01/13 (p)	33
175	San Ramon Valley Unified School District, 2002 Election, GO, FSA, 5.250%, 08/01/14	196
50	University of California, Series C, Rev., NATL-RE, 4.750%, 05/15/13	54
		594
	Colorado — 1.5%
100	City of Grand Junction, Rev., 5.000%, 03/01/13	111
	Delaware — 1.5%
100	State of Delaware, GO, 5.000%, 03/01/13	113
	District of Columbia — 1.7%
20	District of Columbia, Series 2007 C, GO, FSA, 5.000%, 06/01/15	22
100	District of Columbia, Georgetown University, Series A, Rev., AMBAC, 5.000%, 04/01/16	110
		132
	Florida — 5.3%
100	Florida State Department of Environmental Protection, Series A, Rev., NATL-RE, FGIC, 5.750%, 07/01/10	104
125	Florida State Turnpike Authority, Series C, Rev., 5.000%, 07/01/13	137
50	Florida State Turnpike Authority, Department of Transportation, Series B, Rev., AMBAC, 5.000%, 07/01/11	54
80	Polk County, Public Facilities Authority, Rev., NATL-RE, 5.000%, 12/01/15	84
25	Seminole County, Water & Sewer, Rev., 5.000%, 10/01/15	27
		406
	Georgia — 1.4%
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.250%, 09/01/21	57
50	State of Georgia, Series D, GO, 4.000%, 08/01/11	53
		110
	Idaho — 0.7%
50	Idaho Board Bank Authority, Series 2006 B, Rev., NATL-RE, 5.000%, 09/15/15	57
	Illinois — 4.0%
60	City of Chicago, Series A, GO, FSA, 5.500%, 01/01/19	67
60	Cook-Kane Lake & McHenry Counties Community College District No. 512, William Rainey Harper College, GO, 5.000%, 12/01/11	66
150	Metropolitan Pier & Exposition Authority, Series A-2002, Rev., FGIC, 5.500%, 06/15/18 (p)	177
		310
	Indiana — 1.5%
100	Purdue University, Student Fees, Series U, Rev., 5.250%, 07/01/21	113
	Iowa — 1.0%
65	City of Des Moines, Sewer System, Series H, Rev., FSA, 5.000%, 06/01/14	73
	Louisiana — 2.8%
200	Terrebonne Parish, Series 2008 ST, Rev., 5.875%, 03/01/19	217
	Maryland — 2.2%
100	Maryland State Department of Transportation County, Second Issue, Rev., 4.000%, 09/01/16	110
50	Prince Georges County, Public Improvement, Series A, GO, 5.000%, 10/01/13	57
		167
	Massachusetts — 1.5%
100	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.000%, 01/01/14 (p)	112

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SMA FUNDS   9

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — Continued
	Michigan — 2.3%
85	Ovid Elsie Area Schools, School Building & Site, GO, NATL-RE, Q-SBLF, 5.000%, 11/01/12 (p)	96
75	Western Michigan University, Rev., NATL-RE, FGIC, 5.000%, 05/15/15	82
		178
	Mississippi — 2.3%
100	Mississippi Housing Finance Corp., Short Term Appreciation, Rev., Zero Coupon, 06/01/15 (p)	85
85	State of Mississippi, Capital Improvements, GO, 5.000%, 11/01/10	90
		175
	Missouri — 5.1%
75	Missouri State Environmental Improvement & Energy Resources Authority, State Revolving Funding Program, Series B, Rev., 5.500%, 07/01/14	88
100	Missouri State Highways & Transit Commission, First Lien, Series B, Rev., 5.000%, 05/01/16	109
175	North Kansas City School District No. 74, Direct Deposit Program, GO, 5.000%, 03/01/18	197
		394
	New Jersey — 2.0%
	New Jersey Transportation Trust Fund Authority,
80	Series A, Rev., 5.250%, 12/15/20	86
60	Series A, Rev., 5.500%, 12/15/21	65
		151
	New Mexico — 0.4%
30	New Mexico Finance Authority, Sub Lien Public Project Revolving Funds, Series 2007 , Class B, Rev., NATL-RE, 5.000%, 06/15/17	33
	New York — 16.7%
50	Ardsley Union Free School District, Series B, GO, FSA, 4.000%, 06/15/15	54
195	Briarcliff Manor, Public Improvement, Series A, GO, FSA, 5.000%, 09/01/14	223
280	City of New York, Series E-1, GO, 6.250%, 10/15/18	308
75	City of White Plains, Public Improvement, Series A, GO, 4.400%, 05/15/11	80
175	New York City Municipal Water Finance Authority, Series AA, Rev., 5.000%, 06/15/17	195
100	New York State Dormitory Authority, Series B, Rev., 4.000%, 03/15/14	107
50	New York State Environmental Facilities Corp., Revolving Funds, New York City Municipal Projects, Sub Series E, Rev., 5.000%, 06/15/12	55
100	New York State Urban Development Corp., Service Contract, Series A, Rev., 5.000%, 01/01/16	110
100	Sales Tax Asset Receivable Corp., Series A, Rev., NATL-RE, 5.000%, 10/15/14	112
35	Valhalla Union Free School District, GO, FSA , 5.000%, 03/15/11	38
		1,282
	North Carolina — 3.1%
65	Cabarrus County, COP, 5.250%, 02/01/13	70
150	State of North Carolina, Rev., NATL-RE, 5.000%, 03/01/12	164
		234
	Ohio — 4.9%
80	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	63
100	Cincinnati City School District, Classroom Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/19	113
100	Franklin County, Various Purpose, GO, 5.000%, 12/01/18	116
75	Hamilton County, Sewer System, Series A, Rev., NATL-RE, 5.000%, 06/01/15	82
		374
	Pennsylvania — 7.5%
50	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.250%, 11/01/12	55
100	City of Philadelphia, Water & Wastewater, Series A, Rev., NATL-RE, FGIC, 5.500%, 11/01/11	107
200	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 01/01/16	220
190	Delaware County Authority, Villanova University, Series 2006, Rev., AMBAC, 5.000%, 08/01/16	195
		577
	Texas — 13.8%
75	City of El Paso, Series A, GO, NATL-RE, 4.750%, 08/15/17	77
50	City of Garland, Electric System, Rev., NATL-RE, 5.625%, 03/01/15	56
50	City of Houston, Utilities System, First Lien, Series A, Rev., FSA, 5.000%, 11/15/15	57

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SMA FUNDS        APRIL 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
25	City of San Antonio, Water Authority, Rev., NATL-RE, FGIC, 5.500%, 05/15/15	29
50	Harris County, Senior Lien, Toll Road, Rev., FSA, 5.375%, 08/15/11	55
60	Houston Independent School District, GO, PSF-GTD, 5.000%, 02/15/10	62
75	Liberty Independent School District, GO, PSF-GTD, 5.500%, 02/15/12 (p)	84
70	Mesquite Waterworks & Sewer System, Rev., FSA, 5.000%, 03/01/17	76
85	Texas A&M University, Financing System, Series B, Rev., 5.375%, 05/15/11	92
150	Texas State Public Finance Authority, Criminal Projects, Rev., AMBAC, 4.000%, 02/01/14	161
100	Trinity River Authority, Rev., 5.000%, 08/01/14	113
75	University of Texas, Series A, Rev., 6.250%, 01/01/13 (p)	88
100	University of Texas, Financing System, Series C, Rev., 5.000%, 08/15/12	112
		1,062
	Utah — 1.1%
75	Utah State Building Ownership Authority, State Facilities Master Lease Program, Rev., FSA, 5.500%, 05/15/14 (p)	86
	Vermont — 0.5%
35	Vermont Public Power Supply Authority, McNeil Project, Series E, Rev., NATL-RE, 5.250%, 07/01/14	39
	Washington — 1.0%
20	Energy Northwest, Project 1, Series 2008 D, Rev., 5.000%, 07/01/16	22
25	Port of Seattle, Intermediate Lien, Series A, Rev., NATL-RE, 5.000%, 03/01/15	27
25	Snohomish County School District No. 2 Everett, GO, NATL-RE, FGIC, 5.000%, 12/01/16	29
		78
	Wisconsin — 0.7%
50	Northland Pines School District, GO, FSA, 5.000%, 04/01/12	55
	Total Long-Term Investments (Cost $7,239)	7,540

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 8.1%
	Investment Company — 8.1%
620	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.470%(b) (l) (m) (Cost $620)	620
	Total Investments — 106.3% (Cost $7,859)	8,160
	Liabilities in Excess of Other Assets — (6.3)%	(485)
	NET ASSETS — 100.0%	$7,675

Percentages indicated are based on net assets.

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID) RECEIVED [1]
Barclays Bank plc	2.670% at termination	90 day CPIU at termination	06/04/12	$750	$(58)	$—
Barclays Bank plc	2.573% at termination	90 day CPIU at termination	01/15/14	1,000	(80)	—
Barclays Bank plc	2.610% at termination	90 day CPIU at termination	03/19/15	1,500	(122)	—
Barclays Bank plc	2.675% at termination	90 day CPIU at termination	10/12/15	500	(40)	—
Royal Bank of Scotland	2.490% at termination	90 day CPIU at termination	08/07/10	1,000	(76)	—
Royal Bank of Scotland	2.740% at termination	90 day CPIU at termination	07/31/13	1,000	(103)	—
					$(479)	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement in lieu of all or a portion of future periodic payments.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SMA FUNDS   11

JPMorgan SMA Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

AMBAC—	Insured by American Municipal Bond Assurance Corp.

COP—	Certificate of Participation

CPIU—	Consumer Price Index for Urban Consumers

CVA—	Dutch Certification

FGIC—	Insured by Financial Guaranty Insurance Co.

FSA—	Insured by Financial Security Assurance

GDR—	Global Depositary Receipt

GO—	General Obligation

GTD—	Guaranteed

NATL—	Insured by National Public Finance Guarantee Corp.

PSF—	Public School Fund

Q-SBLF—	Qualified School Bond Loan Fund

RE—	Reinsured

Rev.—	Revenue

XLCA—	Insured by XL Capital Assurance

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)—	The rate shown is the current yield as of April 30, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p)—	Security is prerefunded or escrowed to maturity.

(r)—	Rates shown are per annum and payments are as described.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

For the JPMorgan International Value SMA Fund, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A., are approximately $79,416,000 and 100.0%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN SMA FUNDS        APRIL 30, 2009

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$79,416	$7,540
Investments in affiliates, at value	—	620
Total investment securities, at value	79,416	8,160
Cash	—	—	(a)
Foreign currency, at value	234	—
Deposits at broker for futures contracts	335	—
Receivables:
Investment securities sold	2,531	—
Fund shares sold	557	—
Interest and dividends	415	103
Tax reclaim	28	—
Variation margin on futures contracts	2	—
Due from Advisor	20	12
Total Assets	83,538	8,275

LIABILITIES:
Payables:
Due to custodian	430	—
Dividends	—	23
Investment securities purchased	1,651	38
Fund shares redeemed	119	—
Outstanding swap contracts, at value	—	479
Accrued liabilities:
Custodian and accounting fees	30	8
Trustees’ and Chief Compliance Officer’s fees	— (a)	—	(a)
Other	54	52
Total Liabilities	2,284	600
Net Assets	$81,254	$7,675

NET ASSETS:
Paid in capital	$129,813	$7,811
Accumulated undistributed (distributions in excess of) net investment income	727	—	(a)
Accumulated net realized gains (losses)	(39,806)	42
Net unrealized appreciation (depreciation)	(9,480)	(178)
Total Net Assets	$81,254	$7,675

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	9,751	764

Net asset value, offering and redemption price per share	$8.33	$10.04

Cost of investments in non-affiliates	$88,921	$7,239
Cost of investments in affiliates	—	620
Cost of foreign currency	234	—

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SMA FUNDS   13

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$141
Dividend income from non-affiliates	996	—
Interest income from affiliates	1	—
Dividend income from affiliates (a)	9	1
Foreign taxes withheld	(99)	—
Total investment income	907	142

EXPENSES:
Administration fees	39	4
Custodian and accounting fees	36	18
Interest expense to affiliates	1	—
Professional fees	36	31
Trustees’ and Chief Compliance Officer’s fees	— (b)	— (b)
Printing and mailing costs	6	1
Registration and filing fees	12	5
Transfer agent fees	5	3
Other	2	3
Total expenses	137	65
Less amounts waived	(39)	(4)
Less earnings credits	—	— (b)
Less expense reimbursements	(97)	(61)
Net expenses	1	—
Net investment income (loss)	906	142

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(23,309)	25
Futures	(130)	—
Foreign currency transactions	(8)	—
Swaps	—	18
Net realized gain (loss)	(23,447)	43
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	25,850	398
Futures	15	—
Foreign currency translations	(5)	—
Swaps	—	(71)
Change in net unrealized appreciation (depreciation)	25,860	327
Net realized/unrealized gains (losses)	2,413	370
Change in net assets resulting from operations	$3,319	$512

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN SMA FUNDS        APRIL 30, 2009

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$906	$2,113	$142	$206
Net realized gain (loss)	(23,447)	(16,370)	43	(1)
Change in net unrealized appreciation (depreciation)	25,860	(35,964)	327	(545)
Change in net assets resulting from operations	3,319	(50,221)	512	(340)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,173)	(86)	(142)	(206)
From net realized gains	—	—	—	— (a)
Total distributions to shareholders	(2,173)	(86)	(142)	(206)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	46,528	123,615	1,600	6,613
Dividends and distributions reinvested	294	—	—	— (a)
Cost of shares redeemed	(34,872)	(29,960)	(1,635)	(1,638)
Change in net assets from capital transactions	11,950	93,655	(35)	4,975

NET ASSETS:
Change in net assets	13,096	43,348	335	4,429
Beginning of period	68,158	24,810	7,340	2,911
End of period	$81,254	$68,158	$7,675	$7,340
Accumulated undistributed (distributions in excess of) net investment income	$727	$1,994	$— (a)	$— (a)

SHARE TRANSACTIONS:
Issued	6,163	9,039	161	646
Reinvested	36	—	—	— (a)
Redeemed	(4,565)	(2,429)	(171)	(159)
Change in Shares	1,634	6,610	(10)	487

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SMA FUNDS   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains		Total distributions
International Value SMA Fund
Six Months Ended April 30, 2009 (Unaudited)	$8.40	$0.07		$0.10	$0.17	$(0.24)	$—		$(0.24)
Year Ended October 31, 2008	16.47	0.29		(8.33)	(8.04)	(0.03)	—		(0.03)
August 17, 2007 (g) through October 31, 2007	15.00	—	(h)	1.47	1.47	—	—		—

Tax Aware Real Return SMA Fund
Six Months Ended April 30, 2009 (Unaudited)	9.49	0.20		0.55	0.75	(0.20)	—		(0.20)
Year Ended October 31, 2008	10.14	0.38		(0.65)	(0.27)	(0.38)	—	(h)	(0.38)
May 31, 2007 (g) through October 31, 2007	10.00	0.16		0.14	0.30	(0.16)	—		(0.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Reflects the fact that no fees or expenses are incurred. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(f)	Amount rounds to less than 0.01%.

(g)	Commencement of operations.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN SMA FUNDS        APRIL 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)		Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$8.33	2.03%	$81,254	—	%(f)	2.59%	0.39%	58%
8.40	(48.89)	68,158	—		3.03	0.33	115
16.47	9.80	24,810	—		0.26	14.79	10

10.04	7.92	7,675	—		4.04	1.85	20
9.49	(2.86)	7,340	—		3.83	2.84	37
10.14	3.06	2,911	—		4.03	21.57	12

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SMA FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The International Value SMA Fund and the Tax Aware Real Return SMA Fund are 2 separate non-diversified funds of the Trust (collectively, the “Funds”) covered by this report.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. serves as the investment advisor or subadvisor to the account with the separately managed account sponsor or directly with the client. Fund shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”) defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18   J.P. MORGAN SMA FUNDS        APRIL 30, 2009

The following is a summary of the inputs used as of April 30, 2009 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
International Value SMA Fund
Level 1 — Quoted prices	$—	$15	$—
Level 2 — Other significant observable inputs	79,416	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$79,416	$15	$—
Tax Aware Real Return SMA Fund
Level 1 — Quoted prices	$620	$—	$—
Level 2 — Other significant observable inputs	7,540	—	(479)
Level 3 — Significant unobservable inputs	—	—	—
Total	$8,160	$—	$(479)

*	Other financial instruments may include futures, forwards and swap contracts.

B. Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2009, the International Value SMA Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, credit default, index, price lock and total return swaps, primarily to manage duration and yield curve risk or as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Any upfront payments made or received upon entering a swap are recorded as an asset or liability, respectively. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. Upfront payments made or received are recorded as a realized gain or loss upon termination of the agreement. The value of swap agreements is recognized in the Statements of Assets and Liabilities; the risk of loss may exceed such amounts. The Funds may be exposed to market risk related

APRIL 30, 2009        J.P. MORGAN SMA FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

to unfavorable changes in interest rates or in the price or return of underlying instruments; counterparty credit risk related to the swap counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position; and, documentation risk related to disagreement on the meaning of contract terms. Notional amounts of swap agreements, presented in the Schedules of Portfolio Investments, are used to express the extent of involvement in these transactions.

Price Lock Swaps

Price lock swap agreements involve the exchange of cash flows by the Funds with another party based on the price differential between the market price at termination and a fixed forward price (the “price lock”) of a debt obligation. Both parties agree to exchange a payment for the price differential on the debt obligation with respect to the notional amount. At inception, the price lock is generally designed such that the fair value of the swap is zero. At the termination date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price differential of the market price of the debt obligation and the price lock multiplied by the notional amount. As a receiver of the realized price differential, a Fund would receive the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would owe the payoff amount when the differential is less than the price lock. As a payer of the realized price differential, a Fund would owe the payoff amount when the realized price differential of the debt obligation is greater than the price lock and would receive the payoff amount when the differential is less than the price lock.

Interest Rate Swaps

The Funds may enter into interest rate swap agreements to maintain interest rate and yield curve exposure as well as to hedge against the exposure associated with changes to market interest rates and for inflation protection. Interest rate swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. The Tax Aware Real Return SMA Fund enters into inflation linked swaps to protect portfolio returns from the cost of inflation. An inflation linked swap is an agreement between two parties to exchange payments at a future date based on the difference between a fixed payment and a payment linked to the inflation rate at a future date. The Funds may also enter into various other types of interest rate swap agreements such as: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”, (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate or “floor”, (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, and (4) callable interest rate swaps, under which a counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to expiration date.

As of April 30, 2009, the Tax Aware Real Return SMA Fund had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

E.   Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

F.   Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

G.   Federal Income Taxes —Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed at least annually. The

20   J.P. MORGAN SMA FUNDS        APRIL 30, 2009

amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Advisor will be compensated directly or indirectly by the separately managed account sponsors.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2009 was as follows (amounts in thousands):

International Value SMA Fund	$2
Tax Aware Real Return SMA Fund	—	(a)

(a)	Amount rounds to less than $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than the JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2009, the annualized effective rate was 0.11% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations. For Tax Aware Real Return SMA Fund, the custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

E. Waivers and Reimbursements — No expenses or fees (other than dividend expense related to short sales, interest, taxes and extraordinary expenses) are borne by the Funds pursuant to contractual arrangements with the Advisor through February 28, 2010.

APRIL 30, 2009        J.P. MORGAN SMA FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

For the six months ended April 30, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Total	Contractual Reimbursements
International Value SMA Fund	$39	$39	$97
Tax Aware Real Return SMA Fund	4	4	61

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$48,997	$39,528
Tax Aware Real Return SMA Fund	1,486	2,126

During the six months ended April 30, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$88,921	$4,872	$14,377	$(9,505)
Tax Aware Real Return SMA Fund	7,859	333	32	301

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

22   J.P. MORGAN SMA FUNDS        APRIL 30, 2009

disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2009, substantially all of the International Value SMA Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2009, the International Value SMA Fund invested approximately 24.9% and 22.0% of its total investments in Japan and France, respectively.

The Tax Aware Real Return SMA Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return SMA Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). Tax Aware Real Return SMA Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against Tax Aware Real Return SMA Fund in the event Tax Aware Real Return SMA Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on Tax Aware Real Return SMA Fund.

APRIL 30, 2009        J.P. MORGAN SMA FUNDS   23

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, November 1, 2008, and continued to hold your shares at the end of the reporting period, April 30, 2009.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During November 1, 2008 to April 30, 2009†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$1,020.30	$0.00	0.00%
Hypothetical	1,000.00	1,024.79	0.00	0.00
Tax Aware Real Return SMA Fund
Actual	1,000.00	1,079.20	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24   J.P. MORGAN SMA FUNDS        APRIL 30, 2009

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. April 2009.	SAN-SMA-409

Semi-Annual Report

J.P. Morgan Specialty Funds

Six months ended April 30, 2009 (Unaudited)

JPMorgan International Realty Fund
JPMorgan Strategic Preservation Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan International Realty Fund	2
JPMorgan Strategic Preservation Fund	5
Schedule of Portfolio Investments	8
Financial Statements	16
Financial Highlights	22
Notes to Financial Statements	26
Schedule of Shareholder Expenses	33

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 15, 2009 (Unaudited)

Dear Shareholder:

Poet T.S. Eliot may have called it the cruelest month, but April was certainly one of the brightest months for investors in a long time. After 18 months of declines, the market finally gave investors one of its finest moments: nine straight weeks of market gains. This rally, along with some signs of economic recovery, led many economists and industry experts to suggest that the global financial crisis may be moving past its peak. Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s (Fed) massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.

“Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.”

After a dismal fall and winter, the market experienced one of its most impressive gains since the 1930s. After a 57% decline in the S&P 500 between the market peak of October 9, 2007, and March 9, 2009, the market has climbed 31% as of the date of this letter. During the same time period, credit spreads narrowed considerably; the spread between the three-month Libor rate and three-month Treasuries, which rose to 4.6% last fall, declined to 0.7%.

Some reported improvement in corporate fundamentals also added to the optimism. In contrast to last year’s dramatic write-downs, most major financial institutions reported profits for the first quarter of 2009. Even the results of the government’s recent stress tests were less “stressful” than anticipated; although half of the major banks will need to bolster their capital, federal officials said the results were another sign that the economy was getting closer to the road to recovery.

Despite these positive signs, it’s still too early to fully seize the “green shoots,” as Federal Chairman Ben Bernanke called them. There are still many hurdles to cross, and slumping housing starts as well as unemployment and gross domestic product (GDP) concerns still present many downside risks to our economy.

Yields drop slightly

Investors’ willingness to take on more risk contributed to a drop in Treasury prices and higher yields during the most recent market rally, but overall, yields were down slightly for the reporting period. During the six-month period ended April 30, 2009, 30-year bond yields dropped 0.9% to 4.05%, the benchmark 10-year Treasury declined 0.8% to end the period at 3.16%, and the two-year note declined 0.5% to close at 0.91%.

Investors display increased confidence with equities

On the heels of encouraging news from the Fed, U.S. equities posted a strong rally in March, but overall, U.S. benchmarks were still in negative territory. During the six-month reporting period ended April 30, 2009, the Dow Jones Industrial Average fell 10.79%, the S&P 500 Index declined 8.53% and NASDAQ Composite Index fell 0.37%.

Outside the U.S., international equities also rallied strongly, particularly in the emerging markets countries. As measured by the MSCI Emerging Markets Index, emerging markets rose 17.52% for the period. Developed markets, however, as measured by the MSCI EAFE Index, declined 2.35% for the period.

Prepare for future setbacks with focus and discipline

The recent stock market rally underscores a point that we’ve emphasized throughout the entire market downturn: the importance of maintaining a disciplined approach to investing. While the markets reacted to a flurry of good news, they remain just as sensitive to any forthcoming “bad” news. These potential risks make a strong case for a balanced mix of stocks, cash and alternatives, as well as diversified fixed income investments, that can, over the long run, help keep your emotions in check and help your portfolio absorb some of the “aftershocks” from weak economic data.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   1

JPMorgan International Realty Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2006
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$29,430
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Realty Fund, which seeks long-term capital growth,* returned –12.24%** (Class R5 Shares, no sales charge) for the six months ended April 30, 2009, compared to the –2.64% return for the MSCI EAFE Index and –9.08% for the GPR 250 Global {ex United States} Index, the Fund’s secondary benchmark for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Market events following the bankruptcy of Lehman Brothers made it clear to investors around the globe that the credit crisis was intensifying rather than normalizing. The capital-intensive nature of property company business models placed their shares in the crosshairs of a suddenly risk-averse investor base, and the sector suffered extreme volatility, with less-leveraged stocks significantly outperforming the shares of companies with near-term debt maturities. In December and again in April, however, market perceptions that government intervention had staved off a global financial meltdown led to dramatic rallies, particularly in companies and countries previously considered at highest risk. With holdings in companies with strong balance sheets, the Fund performed relatively well in periods of decline, but lagged in extreme rallies when optimism returned to the market.

Investment performance in the U.K., Austria and Canada were the most significant detractors from results.

Among the largest detractors at the individual stock level were our overweight positions in Land Securities Group, Liberty International and Mitsui Fudosan Co. Property securities in the U.K. generally underperformed as the sector began a wave of recapitalizations to reduce leverage and avoid breaching debt covenants. While investors appreciated the relative clarity of property values in the U.K., and the re-equitization of balance sheets improved the outlook for the sector, the impact on stock performance was not uniformly positive. Land Securities Group plc is an owner of office and retail buildings in the U.K., generally focused on the London market. Land’s office portfolio, mostly located in the West End submarket, did not suffer from the oversupply faced in the City of London or Canary Wharf. Near the end of the period, Land issued rights, and, while investors initially welcomed this recapitalization, they subsequently deemed the size insufficient when compared to issuances from other U.K. property companies, which caused the stock to drop. Portfolio performance for Liberty International, an owner of primarily higher-end retail properties in the U.K., started to suffer with more-than-anticipated occupancy losses. Despite publicizing its need for capital, the company did not take advantage of the equity-issuance window in March. Investor uncertainty about its capital-raising strategy put pressure on the shares, and Liberty’s eventual issuance in late April was not well received. Another detractor was Mitsui Fudosan Co., Ltd., one of the top three developers in Japan, with a diversified portfolio of high-quality properties, including one of the better office portfolios in the country. However, investors generally favored Japanese real estate investment trusts (J-REITs) over development companies as the Japanese government took multiple steps designed to boost the J-REIT market, including an announcement that it would invest retirement funds in J-REITs starting in 2010.

Investment performance in Hong Kong, Japan and Australia were the largest contributors to performance. As mentioned earlier, J-REITs outperformed over the period, and one of the leading contributors was our holding of Top REIT Inc., a diversified J-REIT with a portfolio predominantly comprised of prime office buildings in Tokyo. While the global credit environment had restricted the availability of capital for smaller J-REITs, Top REIT’s strong sponsors, including Sumitomo Trust & Banking Co., gave investors confidence that it could still access capital. Property securities in Hong Kong benefited late in the period from the positive sentiment surrounding China’s impressive efforts to provide credit to its property investment market. Two of our strongest contributors were holdings in Hong Kong property companies Sun Hung Kai Properties Ltd., and Hang Lung Properties Ltd. Sun Hung Kai is a developer and owner of a diversified portfolio focused largely on the Hong Kong market. The company offered investors the safety of a lowly levered balance sheet as well as compelling valuation. It also has significant holdings in retail, a segment that has done relatively well in Hong Kong. Hang Lung Properties is a Hong Kong property company that develops properties and owns a diversified portfolio in Hong Kong and China. It has been divesting itself of Hong Kong residential properties to focus on development opportunities in China, including a growing portfolio of retail malls. In addition to the perception that retail rents in China will be more defensive, Hang Lung’s impressive net cash position helped it to outperform.

2   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund attempted to achieve consistent long-term returns (appreciation and income) that exceeded the total return of its benchmark by investing in a diversified portfolio composed primarily of equity REITs. We drew upon our network of REIT specialists, global economists, equity and fixed income research analysts, and real estate investors to develop a sustainable information advantage. We projected long-term cash flow for each company and valued REITs using a proprietary dividend discount model. Stock selection, not sector or country bets, was the primary driver of performance.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Mitsubishi Estate Co., Ltd. (Japan)	9.2%
2.	Westfield Group (Australia)	8.7
3.	Unibail-Rodamco (France)	8.0
4.	Mitsui Fudosan Co., Ltd. (Japan)	7.3
5.	Hang Lung Properties Ltd. (Hong Kong)	6.4
6.	Land Securities Group plc (United Kingdom)	6.2
7.	CapitaLand Ltd. (Singapore)	3.1
8.	Sun Hung Kai Properties Ltd. (Hong Kong)	3.1
9.	Corio N.V. (Netherlands)	3.0
10.	Hammerson plc (United Kingdom)	2.7

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	29.9%
Australia	16.2
Hong Kong	12.4
United Kingdom	11.9
France	10.2
Netherlands	7.9
Singapore	6.6
United States	2.0
Canada	1.6
Finland	1.0
Germany	0.2
Belgium	0.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   3

JPMorgan International Realty Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/06
Without Sales Charge		(12.59)%	(49.22)%	(25.15)%
With Sales Charge*		(17.15)	(51.87)	(26.80)
CLASS C SHARES	11/30/06
Without CDSC		(12.80)	(49.47)	(25.53)
With CDSC**		(13.80)	(50.47)	(25.53)
CLASS R5 SHARES	11/30/06	(12.24)	(48.93)	(24.79)
SELECT CLASS SHARES	11/30/06	(12.36)	(49.10)	(24.95)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/06 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan International Realty Fund, MSCI EAFE Index, GPR 250 Global (ex United States) Index and Lipper International Real Estate Funds Average from November 30, 2006 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index and the GPR 250 Global (ex United States) Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Real Estate Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The GPR 250 Global (ex United States) Index is a subset of the GPR 250 Property Securities Index, where the GPR 250 Property Securities Index consists of the 250 most liquid property companies worldwide and uses the tradeable market capitalizations of these companies as index weights and the GPR 250 Global (ex United States) Index excludes all US companies. The GPR 250 Global (ex United States) Index returns are calculated net of withholding tax. The Lipper International Real Estate Funds Average is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

JPMorgan Strategic Preservation Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	March 30, 2007
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$9,797
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:  HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Preservation Fund, which seeks to provide a total return from a diversified portfolio of stocks and bonds,* returned 2.20%** (Select Class Shares) for the six months ended April 30, 2009, compared to the 0.18% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to the managers’ timely buy-and-sell decisions and the Fund’s position in the equity and fixed income markets. In November, the Fund’s equity exposure was reduced and the Portfolio benefited from strong performance of our fixed income and convertible bond positions, the latter making somewhat of a recovery from the extremely depressed levels seen in September and October. December saw much of the same, with our fixed income and convertible positions contributing strongly to a positive return for the Fund over the month. The equity positions were generally defensive (high free cash-flow and dividend- yielding stocks), notably in the telecommunication and pharmaceutical sectors. During February, we added to positions in defense, energy and gold mining companies, believing that they would provide diversification and contribute positively, even in a falling market. However, severe falls in equity markets at the beginning of March caused these positions to drag on performance. Convertible bonds were the largest positive contributor to performance year to date and remain a large allocation in the Fund.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund held a combination of U.S. Treasuries, global stocks and convertible bonds. During the period, the Fund generally held 5% to 20% in equities. The Fund managers maintained a cautious view on the global economy and expected only a weak recovery in the second half of 2009. The Fund managers preferred segments of the market where they could find pockets of value, particularly in convertible bonds and government bond curves. Sovereign debt remains a key component of the Portfolio, providing stability and liquidity to the asset mix.

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.	U.S. Treasury Note, 4.875%, 02/15/12	10.2%
2.	Bundesobligation, Series 153, 4.000%, 10/11/13 (Germany)	7.8
3.	United Kingdom Gilt, 4.500%, 03/07/19 (United Kingdom)	7.0
4.	U.S. Treasury Note, 3.125%, 11/30/09	5.6
5.	U.S. Treasury Note, 3.375%, 09/15/09	5.5
6.	Bundesrepublik Deutschland, 4.250%, 01/04/14 (Germany)	5.5
7.	Bundesrepublik Deutschland, 5.000%, 01/04/12 (Germany)	4.7
8.	Government of France, 4.000%, 04/25/14 (France)	4.6
9.	U.S. Treasury Note, 3.875%, 05/15/10	4.5
10.	Kingdom of Netherlands, 3.250%, 07/15/15 (Netherlands)	4.4

PORTFOLIO COMPOSITION BY COUNTRY***

United States	49.2%
Germany	21.8
United Kingdom	10.8
France	5.4
Netherlands	4.5
Hong Kong	1.7
Brazil	1.2
Cayman Islands	1.1
Others (each less than 1.0%)	4.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   5

JPMorgan Strategic Preservation Fund

FUND COMMENTARY
AS OF APRIL 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		2.07%	(6.41)%	(1.16)%
With Sales Charge*		(1.79)	(9.94)	(2.94)
CLASS C SHARES	3/30/07
Without CDSC		1.82	(6.85)	(1.65)
With CDSC**		0.82	(7.85)	(1.65)
CLASS R5 SHARES	3/30/07	2.26	(5.96)	(0.71)
SELECT CLASS SHARES	3/30/07	2.20	(6.15)	(0.91)

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Strategic Preservation Fund, the Merrill Lynch 3-Month U.S. Treasury Bill Index, the Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from March 30, 2007 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 20% MSCI World Index, 50% Barclays Capital Global Aggregate Bond Index and 30% Merrill Lynch 3-Month U.S. Treasury Bill Index. The Lipper Global Flexible Portfolio Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   7

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.9%
	Common Stocks — 96.9%
	Australia — 15.9%
563	CFS Retail Property Trust	673
502	Commonwealth Property Office Fund (m)	297
950	Dexus Property Group (m)	502
420	Goodman Group (m)	113
869	GPT Group (m)	296
123	Stockland (m)	280
324	Westfield Group (m)	2,533
		4,694
	Belgium — 0.1%
1	Warehouses De Pauw SCA (m)	45
	Canada — 1.6%
28	Artis REIT (m)	143
11	First Capital Realty, Inc. (m)	135
16	RioCan REIT (m)	187
		465
	Finland — 0.9%
85	Citycon OYJ (m)	192
9	YIT OYJ (m)	87
		279
	France — 10.1%
29	Klepierre (m)	645
16	Unibail-Rodamco	2,324
		2,969
	Germany — 0.2%
8	Alstria Office REIT AG (m)	50
	Hong Kong — 12.3%
666	Hang Lung Properties Ltd. (m)	1,870
285	New World Development Ltd. (m)	373
356	Sino Land Co. (m)	453
88	Sun Hung Kai Properties Ltd. (m)	910
		3,606
	Japan — 29.6%
— (h)	BLife Investment Corp. (m)	40
— (h)	Crescendo Investment Corp. (m)	26
— (h)	Global One Real Estate Investment Corp. (m)	297
— (h)	Japan Excellent, Inc. (m)	432
— (h)	Japan Prime Realty Investment Corp. (m)	326
— (h)	Japan Real Estate Investment Corp. (m)	233
— (h)	Kenedix Realty Investment Corp. (m)	86
206	Mitsubishi Estate Co., Ltd. (m)	2,693
169	Mitsui Fudosan Co., Ltd. (m)	2,126
— (h)	New City Residence Investment Corp. (a) (f) (i)	—
— (h)	Nippon Accommodations Fund, Inc. (m)	393
— (h)	Nippon Building Fund, Inc. (m)	731
— (h)	Nippon Residential Investment Corp.(m)	77
— (h)	Nomura Real Estate Office Fund, Inc. (m)	285
— (h)	Premier Investment Corp. (m)	115
— (h)	Tokyu REIT, Inc. (m)	318
— (h)	Top REIT, Inc. (m)	534
		8,712
	Netherlands — 7.9%
19	Corio N.V. (m)	861
20	Eurocommercial Properties N.V. (m)	579
5	Vastned Retail N.V.	223
9	Wereldhave N.V. (m)	650
		2,313
	Singapore — 6.5%
246	Ascendas REIT (m)	222
495	CapitaLand Ltd. (m)	913
818	CapitaMall Trust (m)	684
195	Suntec Real Estate Investment Trust (m)	96
		1,915
	United Kingdom — 11.8%
14	British Land Co. plc (m)	90
171	Hammerson plc (m)	793
218	Land Securities Group plc (m)	1,799
224	Safestore Holdings plc (m)	260
1,485	Segro plc (m)	521
		3,463
	Total Long-Term Investments (Cost $34,366)	28,511

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE ($)
	Rights — 0.1%
	Australia — 0.1%
271	Dexus Property Group, expiring 05/27/09 (a) (Cost $—)	16

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.0%
	Investment Company — 2.0%
600	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.650% (b) (l) (Cost $600)	600
	Total Investments — 99.0% (Cost $34,966)	29,127
	Other Assets in Excess of Liabilities — 1.0%	303
	NET ASSETS — 100.0%	$29,430

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Diversified	36.2%
Real Estate Management & Development	34.1
Shopping Centers	14.8
Office Property	10.6
Short-Term Investment	2.0
Apartments	1.8
Others (each less than 1.0%)	0.5

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 4/30/09		NET UNREALIZED APPRECIATION (DEPRECIATION)
469,433 AUD
228,723 for GBP	06/02/09	$338	#	$340	#	$2
22,872,669 JPY
160,747 for GBP	06/02/09	238	#	232	#	(6)
287,566 EUR
36,594,970 for JPY	06/02/09	371	#	380	#	9
225,396 GBP
32,166,062 for JPY	06/02/09	326	#	333	#	7
3,054,313 ZAR
33,106,305 for JPY	06/02/09	336	#	358	#	22
145,910 GBP
301,934 for AUD	06/02/09	219	#	216	#	(3)
3,226,751 HKD
620,762 for AUD	06/02/09	450	#	417	#	(33)
318,056 GBP
3,489,581 for HKD	06/02/09	449	#	471	#	22
17,087,440 JPY
1,328,232 for HKD	06/02/09	171	#	173	#	2
38,551,393 JPY
295,317 for EUR	06/02/09	391	#	391	#	— (h)
1,743,228 AUD	06/02/09	1,191		1,264		73
941,053 CAD	06/02/09	736		789		53
549,904 CHF	06/02/09	464		482		18
647,320 EUR	06/02/09	860		856		(4)
540,718 GBP	06/02/09	790		800		10
10,928,836 HKD	06/02/09	1,411		1,411		— (h)
173,599,099 JPY	06/02/09	1,760		1,761		1
4,266,603 SEK	06/02/09	498		530		32
1,482,781 ZAR	06/02/09	147		174		27
		$11,146		$11,378		$232

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   9

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 4/30/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,703,208 AUD	06/02/09	$1,160	$1,235	$(75)
1,370,524 EUR	06/02/09	1,808	1,813	(5)
899,250 GBP	06/02/09	1,273	1,330	(57)
11,245,020 HKD	06/02/09	1,451	1,451	— (h)
135,983,524 JPY	06/02/09	1,383	1,380	3
931,697 SGD	06/02/09	611	629	(18)
		$7,686	$7,838	$(152)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/09 of the currency being sold, and the value at 04/30/09 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 89.4%
	Common Stocks — 15.6%
	Australia — 0.4%
2	BHP Billiton Ltd.	41
	Bermuda — 0.3%
37	Golden Ocean Group Ltd.	28
	Brazil — 1.1%
4	Companhia Vale do Rio Doce, ADR (m)	61
1	Petroleo Brasileiro S.A., ADR	48
		109
	Canada — 0.7%
1	Barrick Gold Corp. (m)	39
2	Kinross Gold Corp.	25
		64
	China — 0.8%
12	China Life Insurance Co., Ltd., Class H	42
71	Industrial & Commercial Bank of China, Class H	41
		83
	France — 0.4%
1	Alstom S.A.	41
	Germany — 0.8%
1	Bayer AG	46
1	E.ON AG	28
		74
	Hong Kong — 1.5%
32	Chaoda Modern Agriculture Holdings Ltd.	18
5	Cheung Kong Holdings Ltd.	51
3	China Mobile Ltd.	26
16	China Resources Power Holdings Co., Ltd.	36
2	Sun Hung Kai Properties Ltd.	21
		152
	Japan — 0.7%
1	Nidec Corp.	50
— (h)	Nippon Telegraph & Telephone Corp.	15
		65
	South Korea — 0.5%
— (h)	Samsung Electronics Co., Ltd.	49
	Taiwan — 0.2%
10	Taiwan Semiconductor Manufacturing Co., Ltd.	17
	United Kingdom — 3.5%
2	Aveva Group plc	16
9	BAE Systems plc (m)	47
4	BG Group plc	62
7	BP plc	50
15	Cobham plc	40
1	Imperial Tobacco Group plc	34
3	National Grid plc	26
2	Scottish & Southern Energy plc	35
18	Vodafone Group plc	34
		344
	United States — 4.7%
1	Celgene Corp. (a) (m)	33
1	Chevron Corp. (m)	37
1	CVS/Caremark Corp. (m)	44
1	Exxon Mobil Corp. (m)	37
— (h)	Goldman Sachs Group, Inc. (The) (m)	42
— (h)	Google, Inc., Class A (a) (m)	36
2	Morgan Stanley (m)	39
1	Newmont Mining Corp.	47
1	Thermo Fisher Scientific, Inc. (a)	34
1	Verizon Communications, Inc.	38
1	Wal-Mart Stores, Inc.	37
2	Yahoo!, Inc. (a)	32
		456
	Total Common Stocks (Cost $1,648)	1,523

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Convertible Bonds — 9.9%
	Cayman Islands — 1.0%
105	Transocean, Inc., 1.625%, 12/15/37	98
	France — 0.3%
EUR 87	Rhodia S.A., 0.500%, 01/01/14	34
	Germany — 2.8%
EUR 200	Kreditanstalt fuer Wiederaufbau, Series DTE, 3.250%, 06/27/13	273
	Luxembourg — 0.5%
EUR 2	ArcelorMittal, 7.250%, 04/01/14	47

	Netherlands — 0.1%
CHF 15	Pargesa Netherlands NV, Series PARG, 1.750%, 06/15/14	11

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   11

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	United States — 5.2%
104	Amgen, Inc., 0.125%, 02/01/11 (m)	97
106	Liberty Media LLC, 3.125%, 03/30/23 (m)	87
157	Medtronic, Inc., 1.500%, 04/15/11 (m)	148
110	Nabors Industries, Inc., 0.940%, 05/15/11 (m)	100
40	Swiss Re America Holding Corp., VAR, 3.250%, 11/21/21	22
29	Vornado Realty Trust, 2.850%, 04/01/27	24
30	Wyeth, VAR, 0.965%, 01/15/24	30
		508
	Total Convertible Bonds (Cost $1,010)	971
	Foreign Government Securities — 31.7%
	France — 4.3%
EUR 300	Government of France, 4.000%, 04/25/14	421
	Germany — 16.8%
	Bundesrepublik Deutschland
EUR 350	4.250%, 01/04/14	502
EUR 300	5.000%, 01/04/12	431
EUR 500	Bundesobligation, Series 153, 4.000%, 10/11/13	708
		1,641
	Netherlands — 4.1%
EUR 300	Kingdom of Netherlands, 3.250%, 07/15/15	402
	United Kingdom — 6.5%
GBP 400	United Kingdom Gilt, 4.500%, 03/07/19	640
	Total Foreign Government Securities (Cost $3,172)	3,104
	U.S. Treasury Obligations — 32.2%
	U.S. Treasury Notes
500	3.125%, 11/30/09 (m)	508
500	3.375%, 09/15/09 (m)	506
400	3.875%, 05/15/10 (m)	414
300	4.000%, 04/15/10 (m)	310
150	4.250%, 08/15/14 (m)	166
850	4.875%, 02/15/12 (m)	935
300	5.750%, 08/15/10 (m)	320
	Total U.S. Treasury Obligations (Cost $3,104)	3,159
	Total Long-Term Investments (Cost $8,934)	8,757

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 3.7%
	Investment Company — 3.7%
362	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.650% (b) (l) (m) (Cost $362)	362
	Total Investments — 93.1% (Cost $9,296)	9,119
	Other Assets in Excess of Liabilities — 6.9%	678
	NET ASSETS — 100.0%	$9,797

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
U.S. Treasury Obligations	34.6%
Foreign Governments	34.1
Commercial Banks	3.4
Metals & Mining	2.8
Oil, Gas & Consumable Fuels	2.6
Energy Equipment & Services	2.2
Health Care Equipment & Supplies	1.6
Biotechnology	1.4
Aerospace & Defense	1.0
Media	1.0
Others (each less than 1.0%)	11.3
Short-Term Investment	4.0

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(2)	Eurodollar	06/15/09	(495)	(1)
(16)	Dow Jones Euro STOXX 50 Index	06/19/09	(493)	(9)
(2)	Long Gilt	06/26/09	(357)	3
				(7)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
465,117 EUR	06/15/09	607	615	8
14,067 GBP	06/15/09	20	21	1
153,458 HKD	06/15/09	20	20	—	(h)
2,619,768 JPY	06/15/09	27	27	—	(h)
25,429 SGD	06/15/09	16	17	1
		690	700	10

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
55,847 AUD	06/15/09	35	40	(5)
2,639,480 EUR	06/15/09	3,349	3,492	(143)
680,688 GBP	06/15/09	951	1,007	(56)
968,170 HKD	06/15/09	125	125	— (h)
		4,460	4,664	(204)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   13

J.P. Morgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

ADR—	American Depositary Receipt

AUD—	Australian Dollar

CAD—	Canadian Dollar

CHF—	Swiss Franc

EUR—	Euro

GBP—	British Pound

HKD—	Hong Kong Dollar

JPY—	Japanese Yen

REIT—	Real Estate Investment Trust

SEK—	Swedish Krona

SGD—	Singapore Dollar

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2009.

ZAR—	South African Rand

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision of the Board of Trustees. The value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
International Realty Fund	$ —	—%

In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. are as follows (amounts in thousands):

Fund	Value	Percentage
International Realty Fund	$28,046	96.3%
Strategic Preservation Fund	895	9.8

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l)—	The rate shown is the current yield as of April 30, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   15

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	International Realty Fund		Strategic Preservation Fund
ASSETS:
Investments in non-affiliates, at value	$28,527		$8,757
Investments in affiliates, at value	600		362
Total investment securities, at value	29,127		9,119
Cash	179		543
Foreign currency, at value	—		200
Deposits at broker for futures contracts	—		69
Receivables:
Investment securities sold	290		139
Fund shares sold	18		—
Interest and dividends	280		87
Tax reclaim	14		—	(a)
Unrealized appreciation on forward foreign currency exchange contracts	281		10
Due from Advisor	8		6
Prepaid expenses and other assets	—		55
Total Assets	30,197		10,228

LIABILITIES:
Payables:
Foreign currency due to custodian, at value	16		—
Investment securities purchased	113		150
Fund shares redeemed	334		—
Variation margin on futures contracts	—		5
Unrealized depreciation on forward foreign currency exchange contracts	201		204
Accrued liabilities:
Shareholder servicing fees	2		2
Distribution fees	2		—	(a)
Custodian and accounting fees	39		18
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	60		52
Total Liabilities	767		431
Net Assets	$29,430		$9,797

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

	International Realty Fund	Strategic Preservation Fund
NET ASSETS:
Paid in capital	$64,632	$10,325
Accumulated undistributed (distributions in excess of) net investment income	622	(23)
Accumulated net realized gains (losses)	(30,065)	(133)
Net unrealized appreciation (depreciation)	(5,759)	(372)
Total Net Assets	$29,430	$9,797

Net Assets:
Class A	$2,942	$195
Class C	1,009	193
Class R5	17,733	98
Select Class	7,746	9,311
Total	$29,430	$9,797

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	421	14
Class C	146	14
Class R5	2,534	7
Select Class	1,108	657

Net Asset Value:
Class A — Redemption price per share	$6.99	$14.17
Class C — Offering price per share (b)	6.93	14.14
Class R5 — Offering and redemption price per share	7.00	14.18
Select Class — Offering and redemption price per share	6.99	14.16
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$7.38	$14.72

Cost of investments in non-affiliates	$34,366	$8,934
Cost of investments in affiliates	600	362
Cost of foreign currency	—	196

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   17

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 (Unaudited)

(Amounts in thousands)

	International Realty Fund	Strategic Preservation Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$80
Dividend income from non-affiliates	999	15
Interest income from affiliates	1	1
Dividend income from affiliates (a)	3	24
Foreign taxes withheld	(90)	— (b)
Total investment income	913	120

EXPENSES:
Investment advisory fees	131	29
Administration fees	16	5
Distribution fees:
Class A	5	— (b)
Class C	6	1
Shareholder servicing fees:
Class A	5	— (b)
Class C	2	— (b)
Class R5	4	— (b)
Select Class	8	11
Custodian and accounting fees	24	25
Interest expense to affiliates	— (b)	—
Professional fees	37	34
Trustees’ and Chief Compliance Officer’s fees	— (b)	— (b)
Printing and mailing costs	23	7
Registration and filing fees	25	1
Transfer agent fees	18	8
Other	3	4
Total expenses	307	125
Less amounts waived	(137)	(36)
Less expense reimbursements	(9)	(35)
Net expenses	161	54
Net investment income (loss)	752	66

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(17,671)	(240)
Futures	—	174
Foreign currency transactions	(147)	308
Net realized gain (loss)	(17,818)	242
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	12,618	183
Futures	—	(32)
Foreign currency translations	117	(248)
Change in net unrealized appreciation (depreciation)	12,735	(97)
Net realized/unrealized gains (losses)	(5,083)	145
Change in net assets resulting from operations	$(4,331)	$211

(a)   Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)   Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Realty Fund		Strategic Preservation Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$752	$880	$66	$100
Net realized gain (loss)	(17,818)	(10,014)	242	(290)
Change in net unrealized appreciation (depreciation)	12,735	(20,638)	(97)	(504)
Change in net assets resulting from operations	(4,331)	(29,772)	211	(694)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2)	(448)	(5)	(1)
Class C
From net investment income	(1)	(564)	(4)	— (a)
Class R5
From net investment income	(158)	(608)	(3)	(1)
Select Class
From net investment income	(24)	(590)	(275)	(36)
Total distributions to shareholders	(185)	(2,210)	(287)	(38)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(5,212)	32,817	287	5,038

NET ASSETS:
Change in net assets	(9,728)	835	211	4,306
Beginning of period	39,158	38,323	9,586	5,280
End of period	$29,430	$39,158	$9,797	$9,586
Accumulated undistributed (distributions in excess of) net investment income	$622	$55	$(23)	$198

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED  (continued)

(Amounts in thousands)

	International Realty Fund		Strategic Preservation Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,803	$5,535	$—		$—
Dividends and distributions reinvested	1	257	5		1
Cost of shares redeemed	(3,207)	(6,402)	—		—
Redemption fees	1	1	—		—
Change in net assets from Class A capital transactions	$(402)	$(609)	$5		$1
Class C
Proceeds from shares issued	$72	$8,628	$—		$—
Dividends and distributions reinvested	— (a)	230	4		— (a)
Cost of shares redeemed	(3,566)	(8,815)	—		—
Redemption fees	— (a)	2	—		—
Change in net assets from Class C capital transactions	$(3,494)	$45	$4	$	— (a)
Class R5
Proceeds from shares issued	$3,146	$32,204	$—		$—
Dividends and distributions reinvested	158	608	3		1
Cost of shares redeemed	(7,043)	(2,315)	—		—
Redemption fees	3	3	—		—
Change in net assets from Class R5 capital transactions	$(3,736)	$30,500	$3		$1
Select Class
Proceeds from shares issued	$3,758	$8,271	$—		$5,000
Dividends and distributions reinvested	9	284	275		36
Cost of shares redeemed	(1,348)	(5,675)	—		—
Redemption fees	1	1	—		—
Change in net assets from Select Class capital transactions	$2,420	$2,881	$275		$5,036

Total change in net assets from capital transactions	$(5,212)	$32,817	$287		$5,038

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

	International Realty Fund		Strategic Preservation Fund
	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008
SHARE TRANSACTIONS:
Class A
Issued	422	454	—	—
Reinvested	— (a)	19	1	— (a)
Redeemed	(503)	(516)	—	—
Change in Class A Shares	(81)	(43)	1	— (a)
Class C
Issued	10	665	—	—
Reinvested	— (a)	17	1	— (a)
Redeemed	(496)	(767)	—	—
Change in Class C Shares	(486)	(85)	1	— (a)
Class R5
Issued	451	2,783	—	—
Reinvested	22	45	— (a)	— (a)
Redeemed	(964)	(277)	—	—
Change in Class R5 Shares	(491)	2,551	— (a)	— (a)
Select Class
Issued	568	627	—	336
Reinvested	1	21	19	2
Redeemed	(187)	(424)	—	—
Change in Select Class Shares	382	224	19	338

(a)	Amount rounds to less than one thousand (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   21

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Realty Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$8.00	$0.15	(e)	$(1.16)	$(1.01)	$— (f)	$—	(f)
Year Ended October 31, 2008	17.12	0.24	(e)	(8.50)	(8.26)	(0.86)	—	(f)
November 30, 2006(h) through October 31, 2007	15.00	0.23	(e)	1.92	2.15	(0.04)	0.01

Class C
Six Months Ended April 30, 2009 (Unaudited)	7.95	0.12	(e)	(1.14)	(1.02)	— (f)	—	(f)
Year Ended October 31, 2008	17.04	0.19	(e)	(8.47)	(8.28)	(0.81)	—	(f)
November 30, 2006(h) through October 31, 2007	15.00	0.16	(e)	1.90	2.06	(0.03)	0.01

Class R5
Six Months Ended April 30, 2009 (Unaudited)	8.03	0.18	(e)	(1.16)	(0.98)	(0.05)	—	(f)
Year Ended October 31, 2008	17.18	0.30	(e)	(8.54)	(8.24)	(0.91)	—	(f)
November 30, 2006(h) through October 31, 2007	15.00	0.32	(e)	1.90	2.22	(0.05)	0.01

Select Class
Six Months Ended April 30, 2009 (Unaudited)	8.01	0.18	(e)	(1.17)	(0.99)	(0.03)	—	(f)
Year Ended October 31, 2008	17.16	0.28	(e)	(8.54)	(8.26)	(0.89)	—	(f)
November 30, 2006(h) through October 31, 2007	15.00	0.27	(e)	1.92	2.19	(0.04)	0.01

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.01%.

(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$6.99	(12.59)%	$2,942	1.40%		4.64%	2.40%	85%
8.00	(50.32)	4,012	1.41	(g)	1.90	2.43	108
17.12	14.44	9,333	1.40		1.52	3.80	175

6.93	(12.80)	1,009	1.90		3.52	2.84	85
7.95	(50.55)	5,022	1.91	(g)	1.50	2.85	108
17.04	13.85	12,223	1.90		1.08	4.19	175

7.00	(12.24)	17,733	0.95		5.27	1.94	85
8.03	(50.13)	24,306	0.96	(g)	2.51	1.76	108
17.18	14.88	8,148	0.95		2.12	2.85	175

6.99	(12.36)	7,746	1.15		5.54	2.19	85
8.01	(50.25)	5,818	1.16	(g)	2.27	2.10	108
17.16	14.73	8,619	1.15		1.78	4.71	175

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   23

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Strategic Preservation Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$14.25	$0.08		$0.22	$0.30	$(0.38)	$14.17
Year Ended October 31, 2008	15.82	0.23	(e)	(1.71)	(1.48)	(0.09)	14.25
March 30, 2007(f) through October 31, 2007	15.00	0.17		0.65	0.82	—	15.82

Class C
Six Months Ended April 30, 2009 (Unaudited)	14.19	0.05		0.21	0.26	(0.31)	14.14
Year Ended October 31, 2008	15.77	0.15	(e)	(1.70)	(1.55)	(0.03)	14.19
March 30, 2007(f) through October 31, 2007	15.00	0.13		0.64	0.77	—	15.77

Class R5
Six Months Ended April 30, 2009 (Unaudited)	14.31	0.11		0.21	0.32	(0.45)	14.18
Year Ended October 31, 2008	15.86	0.30	(e)	(1.71)	(1.41)	(0.14)	14.31
March 30, 2007(f) through October 31, 2007	15.00	0.21		0.65	0.86	—	15.86

Select Class
Six Months Ended April 30, 2009 (Unaudited)	14.28	0.10		0.21	0.31	(0.43)	14.16
Year Ended October 31, 2008	15.84	0.27	(e)	(1.71)	(1.44)	(0.12)	14.28
March 30, 2007(f) through October 31, 2007	15.00	0.19		0.65	0.84	—	15.84

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b) (c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

2.14%	$195	1.35%	1.15%	2.83%	40%
(9.40)	191	1.35	1.50	3.91	89
5.47	211	1.35	1.94	7.39	34

1.82	193	1.85	0.65	3.33	40
(9.83)	190	1.85	1.00	4.41	89
5.13	210	1.85	1.44	7.89	34

2.26	98	0.90	1.60	2.38	40
(8.95)	96	0.90	1.95	3.46	89
5.73	106	0.90	2.39	6.94	34

2.20	9,311	1.10	1.40	2.58	40
(9.16)	9,109	1.10	1.76	3.61	89
5.60	4,753	1.10	2.19	7.14	34

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   25

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Realty Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Strategic Preservation Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

Effective May 1, 2009, Strategic Preservation Fund is publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”) defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

26   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
International Realty Fund
Level 1 — Quoted prices	$1,065	$281	$(201)
Level 2 — Other significant observable inputs	28,062	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$29,127	$281	$(201)
Strategic Preservation Fund
Level 1 — Quoted prices	$930	$13	$(214)
Level 2 — Other significant observable inputs	8,189	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$9,119	$13	$(214)

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2009 (amounts in thousands):

	Value	Percentage
International Realty Fund	$—	— %

C.  Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2009, the Strategic Preservation Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   27

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E.  Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Funds’ exposure to foreign currency exchange fluctuations. The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains for the Funds and/or as part of their risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

As of April 30, 2009, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J.  Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

K. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Funds and are credited to paid in capital. Effective May 1, 2009, Strategic Preservation Fund no longer charges a redemption fee.

L.  Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

28   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

International Realty Fund	0.90%
Strategic Preservation Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2009 were as follows (amounts in thousands):

International Realty Fund	$1
Strategic Preservation Fund	2

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2009, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
International Realty Fund	0.25%	0.75%
Strategic Preservation Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
International Realty Fund	$—	(a)	$—	(a)

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Select Class
International Realty Fund	0.25%	0.25%	0.05%	0.25%
Strategic Preservation Fund	0.25	0.25	0.05	0.25

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Select Class
International Realty Fund	1.40%	1.90%	0.95%	1.15%
Strategic Preservation Fund	1.35	1.85	0.90	1.10

The contractual expense limitation agreements were in effect for the six months ended April 30, 2009. The expense limitation percentages in the table above are in place until at least February 28, 2010.

For the six months ended April 30, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
International Realty Fund	$116	$14	$7	$137	$9
Strategic Preservation Fund	29	5	2	36	35

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government	Sales (excluding U.S. Government	Purchases of U.S. Government	Sales of U.S. Government
International Realty Fund	$24,316	$25,497	$—	$—
Strategic Preservation Fund	6,402	2,113	1,271	539

30   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Realty Fund	$34,966	$1,102	$6,941	$(5,839)
Strategic Preservation Fund	9,296	155	332	(177)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Certain affiliated fund of funds collectively own a significant percentage of the net assets of the International Realty Fund. Significant shareholder transactions, if any, may impact the International Realty Fund’s performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2009, all of the Strategic Preservation Fund’s shares were held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

As of April 30, 2009, substantially all of the International Realty Fund’s net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2009, the International Realty Fund invested approximately 29.9% of its total investments in issuers in Japan and the Strategic Preservation Fund invested approximately 21.8% of its total investments in issuers in Germany.

As of April 30, 2009, the International Realty Fund invested approximately 34.1% and 36.2% of its total investments in the Real Estate Management & Development and Diversified industries, respectively.

As of April 30, 2009, the Strategic Preservation Fund invested approximately 34.6% of its total investments in U.S. Treasury Obligations.

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

The International Realty Fund invests primarily in shares of real estate securities. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

The Strategic Preservation Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

32   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2008, and continued to hold your shares at the end of the reporting period, April 30, 2009.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During November 1, 2008 to April 30, 2009*	Annualized Expense Ratio
International Realty Fund
Class A
Actual	$1,000.00	$874.10	$6.51	1.40%
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class C
Actual	1,000.00	872.00	8.82	1.90
Hypothetical	1,000.00	1,015.37	9.49	1.90
Class R5
Actual	1,000.00	877.60	4.42	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Select Class
Actual	1,000.00	876.40	5.35	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

APRIL 30, 2009        J.P. MORGAN SPECIALTY FUNDS   33

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During November 1, 2008 to April 30, 2009*	Annualized Expense Ratio
Strategic Preservation Fund
Class A
Actual	$1,000.00	$1,021.40	$6.77	1.35%
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class C
Actual	1,000.00	1,018.20	9.26	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class R5
Actual	1,000.00	1,022.60	4.51	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Select Class
Actual	1,000.00	1,022.00	5.51	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

34   J.P. MORGAN SPECIALTY FUNDS        APRIL 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. April 2009.	SAN-SPEC2-409

J.P. Morgan Funds

Semi-Annual Report
April 30, 2009 (Unaudited)

JPMorgan Emerging Economies Fund
JPMorgan Global Focus Fund
JPMorgan Income Builder Fund
JPMorgan International Currency Income Fund

J.P. Morgan Funds
Semi-Annual Report
April 30, 2009

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds
President’s Letter (Unaudited)

May 15, 2009

Dear Shareholder:

Poet T.S. Eliot may have called it the cruelest month, but April was certainly one of the brightest months for investors in a long time. After 18 months of declines, the market finally gave investors one of its finest moments: nine straight weeks of market gains. This rally, along with some signs of economic recovery, led many economists and industry experts to suggest that the global financial crisis may be moving past its peak. Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s (Fed) massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.

After a dismal fall and winter, the market experienced one of its most impressive gains since the 1930s. After a 57% decline in the S&P 500 between the market peak of October 9, 2007, and March 9, 2009, the market has climbed 31% as of the date of this letter. During the same time period, credit spreads narrowed considerably; the spread between the three-month Libor rate and three-month Treasuries, which rose to 4.6% last fall, declined to 0.7%.

Some reported improvement in corporate fundamentals also added to the optimism. In contrast to last year’s dramatic write-downs, most major financial institutions reported profits for the first quarter of 2009. Even the results of the government’s recent stress tests were less “stressful” than anticipated; although half of the major banks will need to bolster their capital, federal officials said the results were another sign that the economy was getting closer to the road to recovery.

Despite these positive signs, it’s still too early to fully seize the “green shoots,” as Federal Chairman Ben Bernanke called them. There are still many hurdles to cross, and slumping housing starts as well as unemployment and gross domestic product (GDP) concerns still present many downside risks to our economy.

Quote

“Although it’s questionable whether we’ve moved out of the trough completely, it does appear that the Federal Reserve’s massive stimulus initiatives have had some impact on investor confidence as well as the credit markets.”

Yields drop slightly

Investors’ willingness to take on more risk contributed to a drop in Treasury prices and higher yields during the most recent market rally, but overall, yields were down slightly for the reporting period. During the six-month period ended April 30, 2009, 30-year bond yields dropped 0.9% to 4.05%, the benchmark 10-year Treasury declined 0.8% to end the period at 3.16%, and the two-year note declined 0.5% to close at 0.91%.

Investors display increased confidence with equities

On the heels of encouraging news from the Fed, U.S. equities posted a strong rally in March, but overall, U.S. benchmarks were still in negative territory. During the six-month reporting period ended April 30, 2009, the Dow Jones Industrial Average fell 10.79%, the S&P 500 Index declined 8.53% and NASDAQ Composite Index fell 0.37%.

Outside the U.S., international equities also rallied strongly, particularly in the emerging markets countries. As measured by the MSCI Emerging Markets Index, emerging markets rose 17.52% for the period. Developed markets, however, as measured by the MSCI EAFE Index, declined 2.35% for the period.

Prepare for future setbacks with focus and discipline

The recent stock market rally underscores a point that we’ve emphasized throughout the entire market downturn: the importance of maintaining a disciplined approach to investing. While the markets reacted to a flurry of good news, they remain just as sensitive to any forthcoming “bad” news. These potential risks make a strong case for a balanced mix of stocks, cash and alternatives, as well as diversified fixed income investments, that can, over the long run, help keep your emotions in check and help your portfolio absorb some of the “aftershocks” from weak economic data.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JPMorgan Emerging Economies Fund

FUND SUMMARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS
Fund Inception	February 28, 2008
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$3,874
Investment objective and strategies

The Fund seeks long-term capital growth. The Fund invests at least 80% of the value of its assets in equity securities of emerging markets companies. The Fund invests in securities across all market capitalizations. The Fund may overweight or underweight countries relative to its benchmark, the MSCI Emerging Markets Index. The Fund seeks undervalued securities, while underweighting overvalued securities.

Primary Benchmark	Morgan Stanley Capital International (MSCI) Emerging Markets Index

	TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*

1.	Petroleo Brasileiro S.A., ADR (Brazil)	3.4%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.1
3.	Cia Vale do Rio Doce, ADR (Brazil)	2.5
4.	China Mobile Ltd. (Hong Kong)	2.1
5.	Industrial & Commercial Bank of China, Class H (China)	2.1
6.	Itau Unibanco Banco Multiplo SA, ADR (Brazil)	2.0
7.	Tatneft, GDR (Russia)	2.0
8.	Quanta Computer, Inc. (Taiwan)	1.8
9.	China Construction Bank Corp., Class H (China)	1.8
10.	Samsung Electronics Co., Ltd. (South Korea)	1.7

PORTFOLIO COMPOSITION BY COUNTRY*

Brazil	19.5%
China	13.1
South Korea	12.9
Taiwan	12.7
South Africa	8.1
Russia	6.6
Turkey	6.0
India	3.6
Czech Republic	2.8
Indonesia	2.5
Israel	2.5
Poland	2.2
Hong Kong	2.1
Mexico	1.8
Thailand	1.1
Others (each less than 1.0%)	2.5

* Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

EMERGING ECONOMIES FUND
AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION

CLASS A SHARES	2/28/08
Without Sales Charge		8.14%	(48.90)%	(43.32)%
With Sales Charge*		2.40	(51.59)	(45.87)

CLASS C SHARES	2/28/08
Without CDSC		7.95	(49.17)	(43.60)
With CDSC**		6.95	(50.17)	(43.60)
CLASS R5 SHARES	2/28/08	8.40	(48.67)	(43.06)
SELECT CLASS SHARES	2/28/08	8.38	(48.75)	(43.14)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan Global Focus Fund

FUND SUMMARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS
Fund Inception	March 30, 2007
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$1,800

Investment objective and strategies

The Fund seeks to provide long-term capital growth by investing in a portfolio of equity securities in developed and emerging markets. The Fund invests primarily in equity and equity-linked securities that are undervalued and have the potential to appreciate in the near term due to positive catalysts. The Fund also invests at least 40% in developed countries other than the U.S. and, to a lesser extent, emerging markets. The Fund uses a bottom-up approach that combines proprietary investment research and individual stock selection.

Primary Benchmark	Morgan Stanley Capital International (MSCI) World Index

	TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*

1.	InterOil Corp. (Australia)	3.2%
2.	Banco Santander S.A. (Spain)	3.0
3.	Zurich Financial Services AG (Switzerland)	2.8
4.	CapitaLand Ltd. (Singapore)	2.6
5.	Cisco Systems, Inc.	2.2
6.	TUI Travel plc (United Kingdom)	2.0
7.	Lanxess AG (Germany)	1.9
8.	Microsoft Corp.	1.9
9.	Mitsui & Co., Ltd. (Japan)	1.9
10.	International Power plc (United Kingdom)	1.8

PORTFOLIO COMPOSITION BY COUNTRY*

United States	28.7%
United Kingdom	14.9
Japan	8.6
Switzerland	6.2
Hong Kong	6.0
Germany	4.5
France	3.9
China	3.7
Spain	3.5
Australia	3.2
Singapore	2.6
Austria	2.1
Taiwan	1.7
India	1.6
Denmark	1.4
Greece	1.3
South Africa	1.1
Brazil	1.0
Luxembourg	1.0
Others (each less than 1.0%)	3.0

*Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

GLOBAL FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION

CLASS A SHARES	3/30/07
Without Sales Charge		6.24%	(36.30)%	(21.86)%
With Sales Charge*		0.61	(39.65)	(23.86)

CLASS C SHARES	3/30/07
Without CDSC		5.95	(36.58)	(22.25)
With CDSC**		4.95	(37.58)	(22.25)
CLASS R5 SHARES	3/30/07	6.46	(36.03)	(21.52)
SELECT CLASS SHARES	3/30/07	6.39	(36.10)	(21.65)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Focus Fund, the MSCI World Index and the Lipper Global Multi-Cap Value Funds Index from March 30, 2007 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Global Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Value Funds is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan Income Builder Fund

FUND SUMMARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS
Fund Inception	May 31, 2007
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$15,723
Investment objective and strategies

The Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund invests in income- producing securities, including debt and equity securities, from both domestic and emerging markets. The Fund may use derivatives as substitutes for securities in which the Fund can invest to help manage duration, sector and yield curve exposure, and credit and spread volatility. The Fund’s management team has wide latitude to allocate the Fund’s assets among strategies and asset classes.

Primary Benchmark	S&P 500 Index

	TOP TEN HOLDINGS OF THE PORTFOLIO*

1.	Calpine Corp., 1st Priority Lien, 4.095%, 03/29/14	1.4%
2.	Republic of Iraq, (Iraq), 5.800%, 01/15/28	1.1
3.	Sprint Nextel Corp., 6.000%, 12/01/16	1.0
4.	Georgia-Pacific, Term Loan B, 3.293%, 12/20/12	1.0
5.	Alliance One International, Inc., 11.000%, 05/15/12	1.0
6.	CSC Holdings, Inc., Incremental Term Loan, 2.198%, 03/29/13	0.9
7.	NRG Energy, Inc. (Opco), Term Loan B, 2.720%, 02/01/13	0.9
8.	Pfizer, Inc. (Common Stock)	0.9
9.	United Mexican States, (Mexico), 11.375%, 09/15/16	0.9
10.	Altria Group, Inc. (Common Stock)	0.9

PORTFOLIO COMPOSITION BY COUNTRY*

United States	68.8%
Netherlands	2.7
United Kingdom	2.5
France	2.2
Germany	1.6
Spain	1.5
Switzerland	1.4
Brazil	1.3
Canada	1.3
China	1.2
Japan	1.1
Finland	1.1
Australia	1.0
Iraq	1.0
Mexico	1.0
Others (each less than 1.0%)	10.3

* Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

INCOME BUILDER FUND
AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION

CLASS A SHARES	5/31/07
Without Sales Charge		4.36%	(19.27)%	(12.04)%
With Sales Charge*		(0.40)	(22.87)	(14.12)

CLASS C SHARES	5/31/07
Without CDSC		4.11	(19.69)	(12.47)
With CDSC**		3.11	(20.69)	(12.47)
SELECT CLASS SHARES	5/31/07	4.64	(18.96)	(11.76)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/07 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Income Builder Fund, the S&P 500 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Global Flexible Portfolio Funds Index from May 31, 2007 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Barclays Capital U.S. Aggregate Index do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Global Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan International Currency Income Fund

FUND SUMMARY
AS OF APRIL 30, 2009 (Unaudited)

FUND FACTS
Fund Inception	March 30, 2007
Fiscal Year End	October 31
Net Assets as of 4/30/2009 (In Thousands)	$5,107
Investment objective and strategies

The Fund seeks to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies. The Fund invests at least 80% in fixed income and other debt securities denominated in foreign currencies. The Fund may invest up to 20% in U.S. dollar denominated securities when the U.S. dollar is appreciating relative to foreign currencies. The Fund is not limited as to number of countries in which the Fund may invest. The Fund actively manages the Fund’s exposure to currencies, interest rates and sectors.

Primary Benchmark	Barclays Capital Global Aggregate Index (ex-USD)

PORTFOLIO COMPOSITION BY SECURITY TYPE*

Foreign Government Security	79.9%
Corporate Bond	15.9
Supranational	3.8
Short-Term Investment	0.4

PORTFOLIO COMPOSITION BY COUNTRY*

Japan	21.9%
Germany	14.9
United Kingdom	10.1
Netherlands	8.9
Italy	6.5
France	6.0
Denmark	5.3
Spain	4.7
United States	4.2
Supranational	3.8
Canada	3.7
Finland	2.9
Sweden	2.5
Belgium	1.4
Greece	1.0
Others (each less than 1.0%)	2.2

* Percentages indicated are based upon total investments as of April 30, 2009. The Fund’s composition is subject to change.

INTERNATIONAL CURRENCY INCOME FUND
AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION

CLASS A SHARES	3/30/07
Without Sales Charge		4.75%	(9.01)%	0.82%
With Sales Charge*		0.86	(12.39)	(1.01)

CLASS C SHARES	3/30/07
Without CDSC		4.38	(9.61)	0.23
With CDSC**		3.38	(10.61)	0.23
CLASS R5 SHARES	3/30/07	4.83	(8.78)	1.19
SELECT CLASS SHARES	3/30/07	4.82	(8.83)	1.05

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Currency Income Fund, the Barclays Capital Global Aggregate Index (ex-USD) and the Lipper International Income Funds Index from March 30, 2007 to April 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Global Aggregate Index (ex-USD) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper International Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Global Aggregate Index (ex-USD) provides a broad-based measure of the global investment-grade fixed-income markets. The Barclays Capital Global Aggregate Index (ex-USD) excludes the U.S. Dollar denominated components of the Barclays Capital Global Aggregate Index. The Lipper International Income Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE ($)

		Long-Term Investments — 100.2%
		Common Stocks — 91.2%
		Brazil — 12.9%
5		Centrais Eletricas Brasileiras S.A. (a) (m)	60
1		Cia de Saneamento Basico do Estado de Sao Paulo, ADR (m)	39
6		Companhia Vale do Rio Doce, ADR (m)	99
1		Empresa Brasileira de Aeronautica S.A., ADR (m)	11
6		Itau Unibanco Banco Multiplo S.A., ADR (m)	76
–	(h)	OGX Petroleo e Gas Participacoes S.A. (m)	42
4		Petroleo Brasileiro S.A., ADR (m)	133
1		Tele Norte Leste Participacoes S.A., ADR (m)	13
3		Tractebel Energia S.A. (m)	29

			502

		China — 15.3%
161		Bank of China Ltd., Class H (m)	60
118		China Construction Bank Corp., Class H (m)	68
18		China Life Insurance Co., Ltd., Class H (m)	63
10		China Mobile Ltd. (m)	82
32		China Petroleum & Chemical Corp., Class H (m)	25
143		Industrial & Commercial Bank of China, Class H	81
72		PetroChina Co., Ltd., Class H	63
9		Ping An Insurance Group Co. of China Ltd., Class H (m)	53
1		Shanda Interactive Entertainment Ltd., ADR (a) (m)	45
11		Weichai Power Co., Ltd., Class H (m)	31
24		Zhejiang Expressway Co., Ltd., Class H (m)	20

			591

		Czech Republic — 2.8%
1		CEZ (m)	57
2		Telefonica O2 AS (m)	50

			107

		Egypt — 0.9%
1		Egyptian Co. for Mobile Services (m)	35

		Hungary — 0.7%
11		Magyar Telekom Telecommunications plc (m)
			26

		India — 1.7%
2		Infosys Technologies Ltd., ADR (m)	65

		Indonesia — 2.5%
169		Bank Central Asia Tbk PT (m)	53
174		Bank Mandiri Persero Tbk PT (m)	45

			98

SHARES		SECURITY DESCRIPTION	VALUE ($)

		Long-Term Investments — Continued
		Israel — 2.5%
2		Check Point Software Technologies (a) (m)	41
1		Teva Pharmaceutical Industries Ltd., ADR (m)	57

			98

		Luxembourg — 0.5%
2		Evraz Group S.A., GDR (m)	20

		Mexico — 1.8%
1		America Movil S.A.B. de C.V., Series L, ADR (m)	19
1		Grupo Aeroportuario del Sureste S.A.B de C.V., ADR (m)	16
23		Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	36

			71

		Poland — 2.2%
2		KGHM Polska Miedz S.A. (m)	39
9		Telekomunikacja Polska S.A. (m)	45

			84

		Russia — 6.6%
3		Gazprom OAO, ADR (m)	56
3		Gazpromneft OAO, ADR (m)	39
8		Severstal, Reg. S, GDR (m)	32
7		Surgutneftegaz, ADR (a) (m)	53
1		Tatneft, GDR (m)	76

			256

		South Africa — 8.1%
4		ABSA Group Ltd. (m)	43
15		FirstRand Ltd. (m)	23
4		Massmart Holdings Ltd. (m)	34
5		Murray & Roberts Holdings Ltd. (m)	27
2		Nedbank Group Ltd. (m)	24
13		Sanlam Ltd. (m)	24
7		Shoprite Holdings Ltd. (m)	42
3		Telkom S.A. Ltd. (m)	41
3		Tiger Brands Ltd. (m)	41
4		Truworths International Ltd. (m)	15

			314

		South Korea — 12.9%
2		Hanwha Corp. (m)	59
–	(h)	Hyundai Heavy Industries (m)	23
4		Kangwon Land, Inc. (m)	51
2		Korea Plant Service & Engineering Co., Ltd. (m)	47
1		Korea Zinc Co., Ltd. (m)	58
1		KT&G Corp. (m)	43
7		LG Telecom Ltd. (m)	50
2		LIG Insurance Co., Ltd. (m)	25
–	(h)	Nong Shim Co., Ltd. (m)	18
–	(h)	POSCO, ADR (m)	37
–	(h)	Samsung Electronics Co., Ltd. (m)	65
1		Samsung Heavy Industries Co., Ltd. (m)	25

			501

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Long-Term Investments — Continued
	Taiwan — 12.7%
2	Chunghwa Telecom Co., Ltd., ADR (m)	39
34	Compal Communications, Inc. (a) (m)	26
6	Compal Electronics, Inc., GDR (m)	25
1	First Financial Holding Co., Ltd. (m)	—	(h)
35	Gemtek Technology Corp. (m)	55
2	HTC Corp. (m)	27
25	Lite-On Technology Corp. (m)	20
5	MediaTek, Inc. (m)	52
13	Phison Electronics Corp. (m)	57
48	Quanta Computer, Inc. (m)	72
11	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	120

		493

	Thailand — 1.1%
17	Bangkok Bank PCL (m)	41

	Turkey — 6.0%
7	Aksigorta AS (m)	13
1	BIM Birlesik Magazalar AS (m)	21
5	Gubre Fabrikalari TAS (m)	18
2	Tupras Turkiye Petrol Rafine (m)	20
7	Turk Hava Yollari (a) (m)	32
8	Turk Telekomunikasyon AS (a) (m)	21
16	Turkiye Halk Bankasi AS (m)	56
17	Turkiye Is Bankasi, Class C (m)	50

		231

	Total Common Stocks(Cost $3,761)	3,533

	Participation Notes — 2.4%
	India — 2.3%
3	Bank of India, expiring 04/02/12(issued through UBS AG) (a) (m)	16
3	Gail India, Ltd., expiring 09/29/11(issued through UBS AG) (a) (m)	18
3	Oil & Natural Gas Corp., Ltd., expiring 01/17/17 (issued through Deutsche Bank AG) (a) (m)	46
5	Sesa GOA Ltd., expiring 03/15/17(issued through Deutsche Bank AG) (a) (m)	10

		90

	Taiwan — 0.1%
1	Quanta Computer, Inc., expiring 01/24/17 (issued through Deutsche Bank AG) (a) (e) (m)	2

	Total Participation Notes (Cost $79)	92

	Preferred Stocks — 6.6%
	Brazil — 6.6%
6	Brasil Telecom SA (m)	39

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Brazil — Continued
5	Cia Energetica de Minas Gerais (m)	57
1	Cia Paranaense de Energia (m)	11
2	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A. (m)	25
4	Metalurgica Gerdau S.A. (m)	37
2	Telecomunicacoes de Sao Paulo S.A., ADR (m)	36
2	Telemar Norte Leste S.A., Series A(m)	41
1	Usinas Siderurgicas de Minas Gerais S.A., Series A (m)	9

	Total Preferred Stocks (Cost $278)	255

	Total Investments — 100.2% (Cost $4,118)	3,880
	Liabilities in Excess of Other Assets — (0.2)%	(6)

	NET ASSETS — 100.0%	$3,874

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Commercial Banks	16 .3%
Oil, Gas & Consumable Fuels	14 .2
Diversified Telecommunication Services	9 .1
Metals & Mining	8 .8
Semiconductors & Semiconductor Equipment	6 .1
Electric Utilities	5 .4
Computers & Peripherals	5 .2
Wireless Telecommunication Services	4 .8
Insurance	4 .6
Food & Staples Retailing	2 .5
Software	2 .2
Communications Equipment	2 .1
Machinery	2 .0
Chemicals	2 .0
IT Services	1 .7
Food Products	1 .5
Pharmaceuticals	1 .5
Hotels, Restaurants & Leisure	1 .3
Commercial Services & Supplies	1 .2
Tobacco	1 .1
Water Utilities	1 .0
Others (each less than 1.0%)	5 .4

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE ($)

		Long-Term Investments — 94.8%
		Common Stocks — 94.8%
		Australia — 3.1%
2		InterOil Corp. (a) (m)	55

		Austria — 2.0%
1		Intercell AG (a)	22
–	(h)	Schoeller-Bleckmann Oilfield Equipment AG (a) (m)	14

			36

		Belgium — 0.9%
1		Anheuser-Busch InBev N.V.	16

		Brazil — 0.9%
1		Itau Unibanco Banco Multiplo S.A., ADR (m)	17

		China — 3.5%
72		Bank of China Ltd., Class H (m)	27
30		China Construction Bank Corp., Class H (m)	17
7		China Shenhua Energy Co., Ltd., Class H (m)	19

			63

		Denmark — 1.3%
–	(h)	Carlsberg A/S, Class B (m)	23

		France — 3.7%
1		Compagnie Generale des Etablissements Michelin, Class B (m)	28
3		Rhodia S.A. (m)	17
–	(h)	Sodexo (m)	21

			66

		Germany — 4.3%
–	(h)	Bayer AG (a)	20
1		Lanxess AG (m)	32
–	(h)	Wincor Nixdorf AG (m)	25

			77

		Greece — 1.2%
4		Corinth Pipeworks S.A. (a) (m)	7
3		Sidenor Steel Products Manufacturing Co. S.A. (m)	15

			22

		Hong Kong — 5.7%
36		Belle International Holdings Ltd. (m)	27
4		Hengan International Group Co., Ltd. (m)	17
30		Huabao International Holdings Ltd. (m)	21
10		Li & Fung Ltd.	28
2		Melco Crown Entertainment Ltd., ADR (a) (m)	10

			103

		India — 1.5%
–	(h)	Infosys Technologies Ltd., ADR (m)	15
1		Reliance Capital Ltd., ADR (a) (m)	12

SHARES		SECURITY DESCRIPTION	VALUE ($)

		India — Continued

			27

		Japan — 8.2%
1		Chugai Pharmaceutical Co., Ltd. (m)	18
3		Daiwa Securities Group, Inc. (m)	16
3		Kubota Corp. (m)	18
2		Mitsubishi Corp. (m)	24
3		Mitsui & Co., Ltd. (m)	32
–	(h)	Nintendo Co., Ltd. (m)	27
1		Sumco Corp. (m)	12

			147

		Luxembourg — 0.9%
1		ArcelorMittal	16

		Netherlands — 0.7%
1		TNT N.V. (m)	11
3		Vimetco N.V., GDR (a) (m)	2

			13

		Singapore — 2.5%
24		CapitaLand Ltd. (m)	44

		South Africa — 1.0%
6		African Bank Investments Ltd. (m)	19

		Spain — 3.3%
5		Banco Santander S.A. (m)	51
2		Sol Melia S.A. (m)	9

			60

		Sweden — 0.9%
2		Atlas Copco AB, Class A	16

		Switzerland — 5.9%
–	(h)	ACE Ltd. (m)	17
–	(h)	Roche Holding AG (m)	27
–	(h)	Swatch Group AG (The) (m)	15
–	(h)	Zurich Financial Services AG (m)	47

			106

		Taiwan — 1.6%
10		HON HAI Precision Industry Co., Ltd. (m)	29

		United Arab Emirates — 0.4%
5		Lamprell plc (m)	7

		United Kingdom — 14.1%
3		3i Group plc (m)	15
14		Afren plc (a) (m)	8
5		BAE Systems plc (m)	27
1		BG Group plc (m)	20
14		BT Group plc, Class A (m)	19
56		Cookson Group plc (m)	16
2		Hikma Pharmaceuticals plc (m)	11
1		Imperial Tobacco Group plc (m)	24
3		Intercontinental Hotels Group plc (m)	27
8		International Power plc (m)	30
1		Peter Hambro Mining plc (m)	11

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE ($)

		Long-Term Investments — Continued
		United Kingdom — Continued
1		Shire plc (m)	13
9		TUI Travel plc (m)	33

			254

		United States — 27.2%
–	(h)	C.R. Bard, Inc. (m)	9
1		Carnival Corp. (m)	16
–	(h)	Celgene Corp. (a) (m)	17
2		Cisco Systems, Inc. (a) (m)	37
2		Corning, Inc. (m)	23
1		Dow Chemical Co. (The) (m)	24
–	(h)	Ecolab, Inc. (m)	13
–	(h)	Gilead Sciences, Inc. (a) (m)	22
–	(h)	Goldman Sachs Group, Inc. (The) (m)	23
–	(h)	Google, Inc., Class A (a) (m)	17
1		Hewlett-Packard Co. (m)	24
1		Johnson Controls, Inc. (m)	18
1		Juniper Networks, Inc. (a) (m)	17
1		Lam Research Corp. (a) (m)	17
2		Microsoft Corp. (m)	32
1		Morgan Stanley (m)	14
–	(h)	Nike, Inc., Class B (m)	17
–	(h)	PACCAR, Inc. (m)	11
1		Staples, Inc. (m)	26
1		SUPERVALU, Inc. (m)	14
1		SYSCO Corp. (m)	18
2		TD AMERITRADE Holding Corp. (a) (m)	30
1		Time Warner, Inc. (m)	12
2		Virgin Media, Inc. (m)	12
1		Walt Disney Co. (The) (m)	27

			490

		Total Investments — 94.8% (Cost $1,917)	1,706
		Other Assets in Excess of Liabilities — 5.2%	94

		NET ASSETS — 100.0%	$1,800

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Hotels, Restaurants & Leisure	6.8%
Commercial Banks	6.5
Chemicals	6.3
Oil, Gas & Consumable Fuels	6.0
Capital Markets	5.7
Pharmaceuticals	5.3
Communications Equipment	4.6
Insurance	3.7
Biotechnology	3.5
Software	3.4
Trading Companies & Distributors	3.3
Specialty Retail	3.1
Metals & Mining	3.0
Media	3.0
Computers & Peripherals	2.9
Auto Components	2.7
Machinery	2.6
Real Estate Management & Development	2.6
Beverages	2.3
Textiles, Apparel & Luxury Goods	1.9
Food & Staples Retailing	1.9
Independent Power Producers & Energy Traders	1.8
Diversified Financial Services	1.8
Electronic Equipment, Instruments & Components	1.7
Semiconductors & Semiconductor Equipment	1.7
Distributors	1.6
Aerospace & Defense	1.6
Tobacco	1.4
Energy Equipment & Services	1.2
Diversified Telecommunication Services	1.1
Internet Software & Services	1.0
Personal Products	1.0
Others (each less than 1.0%)	3.0

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)
(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/09	UNREALIZED APPRECIATION (DEPRECIATION)

	Long Futures Outstanding
2	Dow Jones EURO STOXX 50 Index	06/19/09	$62	$1
1	E-mini S&P 500	06/19/09	44	6

				$7

Forward Foreign Currency Exchange Contracts

							NET UNREALIZED
CONTRACTS		SETTLEMENT	SETTLEMENT		VALUE AT		APPRECIATION
TO BUY		DATE	VALUE		04/30/09		(DEPRECIATION)

19,942	AUD
21,457	for SGD	06/15/09	$14	#	$14	#	$–	(h)

17,488	CAD
9,525	for GBP	06/15/09	14	#	15	#	1

59,259	AUD	06/15/09	38		43		5

75,535	CAD	06/15/09	59		63		4

28,116	CHF	06/15/09	24		25		1

79,352	EUR	06/15/09	104		105		1

9,927	GBP	06/15/09	15		15		–	(h)

285,926	HKD	06/15/09	37		37		–	(h)

4,138,741	JPY	06/15/09	42		42		–	(h)

93,642	NOK	06/15/09	13		14		1

106,872	SEK	06/15/09	12		13		1

			$372		$386		$14

					NET UNREALIZED
CONTRACTS		SETTLEMENT	SETTLEMENT	VALUE AT	APPRECIATION
TO SELL		DATE	VALUE	04/30/09	(DEPRECIATION)

50,868	CHF	06/15/09	$44	$45	$(1)

20,394	DKK	06/15/09	3	4	(1)

96,263	EUR	06/15/09	124	127	(3)

56,800	GBP	06/15/09	81	84	(3)

878,373	HKD	06/15/09	113	113	– (h)

30,966	SGD	06/15/09	20	21	(1)

138,955	ZAR	06/15/09	13	16	(3)

			$398	$410	$(12)

# For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/09 of the currency being sold, and the value at 04/30/09 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)

PRINCIPAL
AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)

	Long-Term Investments — 91.8%
	Asset-Backed Securities — 0.4%
	United States — 0.4%
5	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB6, Class A21, VAR, 0.478%, 07/25/36	5
81	Morgan Stanley ABS Capital I, Series 2006-WMC1, Class A2B, VAR, 0.638%, 12/25/35	60

	Total Asset-Backed Securities (Cost $84)	65

	Collateralized Mortgage Obligations — 1.9%
	Non-Agency CMO — 1.9%
	United States — 1.9%
191	Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A, VAR, 0.687%, 03/19/36	73
	WaMu Mortgage Pass-Through
	Certificates,
164	Series 2005-AR2, Class 2A21, VAR, 0.768%, 01/25/45	69
171	Series 2005-AR15, Class A1A1, VAR, 0.698%, 11/25/45	81
162	Series 2005-AR17, Class A1A1, VAR, 0.708%, 12/25/45	76

	Total Collateralized Mortgage Obligations (Cost $538)	299

SHARES

	Common Stocks — 26.2%
	Australia — 0.6%
6	Australia & New Zealand Banking Group Ltd. (m)	69
1	Macquarie Group Ltd.	32

		101

	Austria — 0.2%
1	Oesterreichische Post AG (m)	39

	Brazil — 0.5%
3	Cia Energetica de Minas Gerais, ADR (m)	43
2	Cia Vale do Rio Doce, ADR (m)	31

		74

	China — 1.2%
113	Bank of China Ltd., Class H (m)	42
109	China Construction Bank Corp., Class H (m)	63
28	China Shenhua Energy Co., Ltd., Class H (a) (m)	76

		181

	Finland — 1.0%
5	Nokia OYJ	68
5	Sampo OYJ, Class A (m)	96

		164

SHARES		SECURITY DESCRIPTION	VALUE ($)

		France— 2.1%
1		BNP Paribas (m)	44
2		GDF Suez	76
2		Total S.A. (m)	114
4		Vivendi (m)	103

			337

		Germany — 1.2%
3		E.ON AG	103
1		Muenchener Rueckversicherungs AG	86

			189

		Greece — 0.3%
2		National Bank of Greece S.A. (m)	47

		Hong Kong — 0.6%
6		CLP Holdings Ltd. (m)	40
46		CNOOC Ltd. (m)	52

			92

		Ireland — 0.4%
3		CRH plc (m)	67

		Italy — 0.9%
4		ENI S.p.A. (m)	83
17		Intesa Sanpaolo S.p.A. (m)	54

			137

		Japan — 1.1%
3		Canon, Inc. (m)	86
—	(h)	Nintendo Co., Ltd. (m)	81

			167

		Netherlands — 2.4%
2		Akzo Nobel N.V.	90
7		Koninklijke KPN N.V.	84
6		Royal Dutch Shell plc, Class A (m)	127
5		Unilever N.V. CVA (m)	90

			391

		South Africa — 0.2%
8		African Bank Investments Ltd. (m)	25

		Spain — 1.5%
8		Banco Santander S.A. (m)	74
10		Iberdrola S.A. (m)	77
4		Telefonica S.A. (m)	80

			231

		Sweden — 0.9%
8		Atlas Copco AB, Class A	73
1		Hennes & Mauritz AB, Class B	61

			134

		Switzerland — 1.4%
—	(h)	Helvetia Holding AG (m)	36
—	(h)	Roche Holding AG (m)	61
1		Zurich Financial Services AG (m)	119

			216

		Taiwan — 0.9%
4		Chunghwa Telecom Co., Ltd., ADR (m)	80
6		Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	64

			144

		United Kingdom — 1.8%
4		British American Tobacco plc (m)	91

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)
(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE ($)

	United Kingdom— Continued
4	GlaxoSmithKline plc (m)	68
65	Vodafone Group plc (m)	119

		278

	United States — 7.0%
1	Abbott Laboratories (m)	61
8	Altria Group, Inc. (m)	132
2	AT&T, Inc. (m)	40
4	Bristol-Myers Squibb Co. (m)	71
2	Coca-Cola Co. (The) (m)	99
1	Consolidated Edison, Inc. (m)	20
1	Exxon Mobil Corp. (m)	57
2	McDonald’s Corp. (m)	91
4	Merck & Co., Inc. (m)	90
4	Microsoft Corp. (m)	73
1	Occidental Petroleum Corp. (m)	65
1	Paychex, Inc. (m)	34
10	Pfizer, Inc. (m)	136
1	PG&E Corp. (m)	40
2	Verizon Communications, Inc. (m)	61
2	Xcel Energy, Inc. (m)	40

		1,110

	Total Common Stocks (Cost $5,007)	4,124

PRINCIPAL
AMOUNT ($)

	Corporate Bonds — 42.9%
	Australia — 0.4%
100	Hanson Australia Funding Ltd., 5.250%, 03/15/13	59

	Canada — 1.2%
50	Quebecor Media, Inc., 7.750%, 03/15/16	42
50	Quebecor World Capital Corp., 6.125%, 11/15/13 (d)	1
50	Quebecor World, Inc., 9.750%, 01/15/15 (d) (e)	1
50	Rogers Communications, Inc., 6.800%, 08/15/18	52
100	Videotron Ltee, 6.875%, 01/15/14	96

		192

	Cayman Islands — 0.8%
100	Seagate Technology HDD Holdings, 6.800%, 10/01/16	71
10	Seagate Technology International, 10.000%, 05/01/14 (e)	10
50	Transocean, Inc., 6.000%, 03/15/18	49

		130

	Kazakhstan — 0.6%
100	KazMunaiGaz Finance Sub BV,, 9.125%, 07/02/18	88

	Luxembourg — 0.5%
75	FMC Finance III S.A., 6.875%, 07/15/17	74
100	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., 6.875%, 12/15/11 (d)	–	(h)

PRINCIPAL
AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)

	Luxembourg — Continued	74

	Netherlands — 0.1%
50	NXP BV/NXP Funding LLC, 7.875%, 10/15/14	18

	Singapore — 0.6%
100	Flextronics International Ltd., 6.250%, 11/15/14	91

	United Kingdom — 0.6%
100	Virgin Media Finance plc, 9.125%, 08/15/16	99

	United States — 38.1%
100	ACE Cash Express, Inc., 10.250%, 10/01/14 (e)	35
50	AES Corp. (The), 8.750%, 05/15/13 (e)	51
150	Alliance One International, Inc., 11.000%, 05/15/12	145
	Allied Waste North America, Inc.
50	6.125%, 02/15/14	48
100	7.125%, 05/15/16	97
25	American Tire Distributors, Inc., VAR, 7.458%, 04/01/12	13
100	AmeriGas Partners LP/AmeriGas
	Eagle Finance Corp., 7.125%, 05/20/16	97
16	Associated Materials, Inc., 9.750%, 04/15/12	13
100	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., 10.500%, 08/15/14	19
70	Biomet, Inc., 10.000%, 10/15/17	73
50	Block Communications, Inc., 8.250%, 12/15/15 (e)	42
50	Broder Brothers Co., 11.250%, 10/15/10 (d)	10
10	BWAY Corp., 10.000%, 04/15/14 (e)	9
50	Calfrac Holdings LP, 7.750%, 02/15/15 (e)	33
15	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17 (e)	15
100	CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13 (d)	87
54	Central Garden and Pet Co., 9.125%, 02/01/13	47
100	Chiquita Brands International, Inc., 8.875%, 12/01/15	85
50	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	50
20	Collective Brands, Inc., 8.250%, 08/01/13	17
125	Constar International, Inc., VAR, 5.524%, 02/15/12	77
80	Constellation Brands, Inc., 8.375%, 12/15/14	81
	Continental Airlines, Inc.
34	7.487%, 10/02/10	32

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)
(Amounts in thousands, except number of contracts)

PRINCIPAL
AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)

	United States— Continued
81	9.558%, 09/01/19 (i)	46
20	Copano Energy LLC/Copano Energy Finance Corp., 7.750%, 06/01/18 (e)	18
10	Crown Castle International Corp., 9.000%, 01/15/15	10
40	CSC Holdings, Inc., 6.750%, 04/15/12	39
20	Dean Foods Co., 7.000%, 06/01/16	20
75	Delta Air Lines, Inc., 7.111%, 09/18/11	66
50	Deluxe Corp., 5.125%, 10/01/14	33
	DirecTV Holdings LLC/DirecTV Financing Co.
50	6.375%, 06/15/15	48
50	8.375%, 03/15/13	50
75	DISH DBS Corp., 7.000%, 10/01/13	72
35	Dole Food Co., Inc., 13.875%, 03/15/14 (e)	37
25	Dollar General Corp., PIK, 11.875%, 07/15/17	26
20	Eastman Kodak Co., 7.250%, 11/15/13	12
	El Paso Corp.
50	8.250%, 02/15/16	49
50	12.000%, 12/12/13	53
50	Encore Acquisition Co., 7.250%, 12/01/17	42
89	Eurofresh, Inc., 11.500%, 01/15/13 (d)	8
25	FireKeepers Development Authority, 13.875%, 05/01/15 (e)	18
	Ford Motor Credit Co. LLC
26	7.375%, 02/01/11	22
27	8.625%, 11/01/10	24
22	9.875%, 08/10/11	19
100	VAR, 3.889%, 01/13/12	71
55	Forest Oil Corp., 7.250%, 06/15/19	46
25	Frontier Oil Corp., 8.500%, 09/15/16	25
100	General Cable Corp., VAR, 3.583%, 04/01/15	76
	General Motors Corp.
10	6.750%, 05/01/28	1
120	8.375%, 07/15/33	10
25	General Nutrition Centers, Inc., PIK, 6.404%, 03/15/14	19
75	Georgia-Pacific LLC, 7.125%, 01/15/17 (e)	71
100	Goldman Sachs Capital II, VAR, 5.793%, 06/01/12 (x)	49
100	Harland Clarke Holdings Corp., VAR, 5.984%, 05/15/15	50
100	HCA, Inc., 9.250%, 11/15/16	98
100	Holly Energy Partners LP, 6.250%, 03/01/15	82
30	HSN, Inc., 11.250%, 08/01/16 (e)	22
100	Idearc, Inc., 8.000%, 11/15/16 (d)	2
50	Intcomex, Inc., 11.750%, 01/15/11 (i)	18
100	iPCS, Inc., VAR, 3.153%, 05/01/13	81
25	Jarden Corp., 7.500%, 05/01/17	22

PRINCIPAL
AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)

	United States— Continued
100	JB Poindexter & Co., Inc., 8.750%, 03/15/14	66
40	Kansas City Southern Railway, 8.000%, 06/01/15	35
100	Knowledge Learning Corp., Inc., 7.750%, 02/01/15 (e)	86
100	L-3 Communications Corp., 6.375%, 10/15/15	95
	Lamar Media Corp.
50	6.625%, 08/15/15	38
25	Land O’ Lakes, Inc., 9.000%, 12/15/10	25
90	Level 3 Financing, Inc., 9.250%, 11/01/14	72
50	Liberty Mutual Group, Inc., VAR, 10.750%, 06/15/38 (e)	28
50	Mac-Gray Corp., 7.625%, 08/15/15	47
5	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.875%, 11/01/14	4
40	Mashantucket Western Pequot Tribe, 8.500%, 11/15/15 (e)	9
10	Mediacom LLC/Mediacom Capital Corp., 9.500%, 01/15/13	10
50	Meritage Homes Corp., 7.000%, 05/01/14	38
50	MetroPCS Wireless, Inc., 9.250%, 11/01/14	50
100	Mirant North America LLC, 7.375%, 12/31/13	96
100	Mosaic Co. (The), 7.375%, 12/01/14 (e)	98
	NewPage Corp.
34	10.000%, 05/01/12	16
75	12.000%, 05/01/13	20
25	Nisource Finance Corp., 10.750%, 03/15/16	27
100	Omnicare, Inc., 6.875%, 12/15/15	94
100	PHI, Inc., 7.125%, 04/15/13	73
44	Pilgrim’s Pride Corp., 7.625%, 05/01/15 (d)	35
100	PolyOne Corp., 8.875%, 05/01/12	57
25	Polypore, Inc., 8.750%, 05/15/12	19
100	Quality Distribution LLC/QD Capital Corp., 9.000%, 11/15/10 (i)	37
100	Qwest Corp., 7.625%, 06/15/15	95
120	Range Resources Corp., 7.500%, 05/15/16	116
46	RBS Global, Inc. / Rexnord LLC, 9.500%, 08/01/14 (e)	38
100	Reliant Energy, Inc., 7.625%, 06/15/14	90
	RH Donnelley, Inc.
2	6.875%, 01/15/13 (d)	–	(h)
66	11.750%, 05/15/15 (d)	13
100	Rite Aid Corp., 7.500%, 03/01/17	74

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)
(Amounts in thousands, except number of contracts)

PRINCIPAL
AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)

	United States— Continued
100	Sabine Pass LNG LP, 7.250%, 11/30/13	84
30	Sanmina-SCI Corp., VAR, 4.070%, 06/15/14 (e)	21
25	Seminole Hard Rock Entertainment, Inc., VAR, 3.820%, 03/15/14 (e)	17
100	Service Corp. International, 7.000%, 06/15/17	90
25	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	13
100	Smithfield Foods, Inc., 7.750%, 05/15/13	71
50	Sotheby’s, 7.750%, 06/15/15 (e)	36
25	Southwestern Energy Co., 7.500%, 02/01/18 (e)	24
100	Spansion, Inc., VAR, 0.000%, 06/01/13 (d)	40
100	Spectrum Brands, Inc., 7.375%, 02/01/15 (d)	34
190	Sprint Nextel Corp., 6.000%, 12/01/16	157
50	SPX Corp., 7.625%, 12/15/14	49
50	Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (e)	36
100	Sterling Chemicals, Inc., 10.250%, 04/01/15	83
10	Stewart Enterprises, Inc., 6.250%, 02/15/13	9
100	Swift Energy Co., 7.125%, 06/01/17	58
50	Targa Resources Partners LP, 8.250%, 07/01/16 (e)	40
75	TeamHealth, Inc., 11.250%, 12/01/13	71
80	Tenet Healthcare Corp., 9.875%, 07/01/14	74
100	Terra Capital, Inc., 7.000%, 02/01/17	94
25	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	14
50	Time Warner Cable, Inc., 8.750%, 02/14/19	56
50	Time Warner Telecom Holdings, Inc., 9.250%, 02/15/14	50
50	Unisys Corp., 12.500%, 01/15/16	26
75	United Rentals North America, Inc., 6.500%, 02/15/12	67
100	Valassis Communications, Inc., 8.250%, 03/01/15	55
50	Vanguard Health Holding Co. II LLC, 9.000%, 10/01/14	48
50	Verizon Communications, Inc., 8.750%, 11/01/18	60
25	Verso Paper Holdings LLC/Verso Paper, Inc., 9.125%, 08/01/14	12
50	Viasystems, Inc., 10.500%, 01/15/11	35
25	Visant Corp., 7.625%, 10/01/12	24
25	W&T Offshore, Inc., 8.250%, 06/15/14 (e)	18

PRINCIPAL
AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)

	United States— Continued
100	Westlake Chemical Corp., 6.625%, 01/15/16	77
50	Williams Partners LP/Williams Partners Finance Corp., 7.250%, 02/01/17	45
25	Windstream Corp., 8.625%, 08/01/16	25
50	Wolverine Tube, Inc., 15.000%, 06/30/12 (f)	39

		5,984

	Total Corporate Bonds (Cost $8,723)	6,735

	Foreign Government Securities — 6.0%
	Argentina — 0.8%
471	Republic of Argentina,, VAR, 1.683%, 08/03/12	125

	Brazil — 0.8%
100	Federal Republic of Brazil, 11.000%, 08/17/40	128

	Dominican Republic — 0.2%
38	Government of Dominican Republic, 9.500%, 09/27/11	37

	Indonesia — 0.8%
100	Republic of Indonesia,, 11.625%, 03/04/19 (e)	122

	Iraq — 1.0%
300	Republic of Iraq,, 5.800%, 01/15/28	160

	Mexico — 1.0%
25	United Mexican States, 7.500%, 04/08/33	26
100	United Mexican States,, 11.375%, 09/15/16	134

		160

	Nigeria — 0.1%
30	Citigroup Funding, Inc., CLN, 9.000%,
	12/17/10 (linked to Republic of Nigeria Treasury Bond, 9.000%,12/14/10; credit rating: BB) (e) (i)	23

	Peru — 0.4%
50	Republic of Peru,, 9.875%, 02/06/15	61

	Russia — 0.2%
22	Russian Federation,, 12.750%, 06/24/28	31

	Turkey — 0.2%
30	Republic of Turkey, 8.000%, 02/14/34	30

	Uruguay — 0.3%
50	Republic of Uruguay, 7.625%, 03/21/36	43

	Venezuela — 0.2%
	Republic of Venezuela
29	5.750%, 02/26/16	16
26	9.000%, 05/07/23	15

		31

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)
(Amounts in thousands, except number of contracts)

PRINCIPAL
AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)

	Total Foreign Government Securities (Cost $979)	951

	Loan Participations & Assignments — 11.0%
	United States — 11.0%
	Baldor Electric Co., Term Loan,
83	5.250%, 01/31/14	78
249	Calpine Corp., 1st Priority Lien, 4.095%, 03/29/14	214
7	Community Health Systems, Inc., Delayed Draw, 2.678%, 07/25/14	6
	Community Health Systems, Inc., Term Loan,
10	2.678%, 07/25/14	9
130	3.506%, 07/25/14	117
149	CSC Holdings, Inc., Incremental Term Loan, 2.198%, 03/29/13	138
	Dollar General Corp., Tranche B-1 Term Loan,
51	3.178%, 07/07/14	47
13	3.198%, 07/03/14	12
11	3.219%, 07/07/14	10
76	3.789%, 07/03/14	69
	First Data Corp., Initial Tranche B3,
6	3.178%, 09/24/14	4
93	3.190%, 09/24/14	68
	Ford Motor Co., Term Loan B,
66	3.460%, 12/15/13	42
33	4.140%, 12/15/13	21
	Fresenius Medical Care, Term Loan B,
6	2.514%, 03/31/11	5
141	2.607%, 03/31/11	133
28	2.674%, 03/31/11	26
	Georgia-Pacific, Term Loan B,
5	2.428%, 12/20/12	5
7	2.956%, 12/20/12	6
173	3.293%, 12/20/12	162
128	HCA, Inc., Term Loan B, 3.470%, 11/18/13	115
4	Lyondell Chemical Co., Dutch Tranche A Dollar Term Loan, 5.750%,12/22/14	1
2	Lyondell Chemical Co., Dutch Tranche Revolving Credit Loan, 5.750%, 12/20/13	1
5	Lyondell Chemical Co., German Tranche B-1 Euro Term Loan, 7.000%, 12/22/14	2
5	Lyondell Chemical Co., German Tranche B-2 Euro Term Loan, 7.000%, 12/22/14	2

PRINCIPAL
AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)

	United States — Continued
5	Lyondell Chemical Co., German Tranche B-3 Euro Term Loan, 7.000%, 12/22/14	2
27	Lyondell Chemical Co., New Money Dip Term Loan, 13.000%, 12/15/09	27
40	Lyondell Chemical Co., Roll-Up Dip Term Loan, 5.940%, 12/15/09	32
23	Lyondell Chemical Co., Tranche B-1 Term Loan, 7.000%, 12/20/14	7
13	Lyondell Chemical Co., U.S. Tranche A Dollar Term Loan, 5.750%, 12/20/13	4
23	Lyondell Chemical Co., U.S. Tranche B-2 Dollar Term Loan, 7.000%,12/20/14	7
23	Lyondell Chemical Co., U.S. Tranche B-3 Dollar Term Loan, 7.000%, 12/20/14	7
7	Lyondell Chemical Co., U.S. Tranche Primary Revolving Credit Loan, 5.750%, 12/20/14	2
	MetroPCS Wireless, Inc., Term Loan B,
54	2.688%, 11/03/13	50
96	3.438%, 11/03/13	89
79	NRG Energy, Inc. (Opco), Credit- Linked Deposit, 1.120%, 02/01/13	73
147	NRG Energy, Inc. (Opco), Term Loan B, 2.720%, 02/01/13	137

		1,730

	Total Loan Participations & Assignments (Cost $1,656)	1,730

SHARES

	Preferred Stocks — 1.4%
	Germany — 0.4%
1	RWE AG	59

	United States — 1.0%
3	Apartment Investment & Management Co., 7.750%, 06/03/09 (m) (x)	43
2	Kilroy Realty Corp., 7.500%, 12/08/09 (m) (x)	26
1	PS Business Parks, Inc., 7.950%, 06/30/09 (m) (x)	29
2	Public Storage, 6.625%, 01/09/12 (m) (x)	32
2	Taubman Centers, Inc., 8.000%, 11/23/09 (m) (x)	29
1	Weingarten Realty Investors, 6.500%, 01/30/12 (m) (x)	9

		168

	Total Preferred Stocks (Cost $300)	227

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)
(Amounts in thousands, except number of contracts)

PRINCIPAL
AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)

	U.S. Treasury Obligation — 2.0%
305	U.S. Treasury Note, 2.125%, 01/31/10
	(k) (Cost $309)	309

	Total Long-Term Investments (Cost $17,596)	14,440

SHARES

	Short-Term Investment — 5.4%
	Investment Company — 5.4%
842	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.830% (b) (l) (Cost $842)	842

	Total Investments — 97.2% (Cost $18,438)	15,282
	Other Assets in Excess of Liabilities — 2.8%	441

	NET ASSETS — 100.0%	$15,723

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/09	UNREALIZED APPRECIATION (DEPRECIATION)

	Long Futures Outstanding
29	E-mini S&P 500	06/19/09	$1,262	$223
	Short Futures Outstanding
(5)	Euro FX	06/15/09	(829)	(39)
(22)	Dow Jones Euro STOXX 50 Index	06/19/09	(668)	(112)

				$72

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2009

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Oil, Gas & Consumable Fuels	8.8%
Media	6.2
Foreign Governments	6.1
Health Care Providers & Services	5.1
Chemicals	4.4
Diversified Telecommunication Services	4.2
Wireless Telecommunication Services	4.0
Independent Power Producers & Energy Traders	3.4
Pharmaceuticals	3.2
Commercial Banks	2.6
Multi-Utilities	2.5
Food Products	2.4
Tobacco	2.4
Insurance	2.2
U.S. Treasury Obligation	2.0
Electric Utilities	2.0
Non-Agency CMO	2.0
Paper & Forest Products	1.9
Diversified Consumer Services	1.8
Commercial Services & Supplies	1.4
Industrial Conglomerates	1.3
Electrical Equipment	1.2
Beverages	1.2
Consumer Finance	1.1
Real Estate Investment Trusts (REITs)	1.1
Multiline Retail	1.1
Energy Equipment & Services	1.0
Software	1.0
Hotels, Restaurants & Leisure	1.0
Short-Term Investment	5.5
Others (each less than 1.0%)	15.9

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited)
(Amounts in U.S. Dollars unless otherwise noted)
(Amounts in thousands)

PRINCIPAL
AMOUNT		SECURITY DESCRIPTION	VALUE

		Long-Term Investments — 95.0%
		Corporate Bonds — 15.2%
		Denmark — 4.1%
EUR	150	Nykredit Realkredit A/S, 4.000%, 01/01/12 (m)	208

		France — 1.3%
EUR	50	Societe Generale, 5.250%, 03/28/13 (m)	69

		Italy — 1.4%
EUR	50	Intesa Sanpaolo SpA, 5.375%, 12/19/13 (m)	70

		Netherlands — 0.4%
EUR	15	Deutsche Telekom International Finance BV, 6.000%, 01/20/17 (m)	21

		Spain — 1.5%
EUR	50	Iberdrola Finanzas SAU, 7.500%, 11/25/15 (m)	76

		United Kingdom — 2.8%
EUR	50	BAT International Finance plc, 5.375%, 06/29/17 (m)	64
EUR	60	Lloyds TSB Bank plc, 3.750%,11/17/11 (m)	82

			146

		United States — 3.7%
EUR	50	AT&T, Inc., 6.125%, 04/02/15 (m)	70
EUR	10	Citigroup, Inc., 3.950%, 10/10/13 (m)	11
EUR	25	Goldman Sachs Group, Inc. (The), 4.000%, 02/02/15 (m)	29
EUR	50	Verizon Wireless Capital LLC, 8.750%, 12/18/15 (m)	76

			186

		Total Corporate Bonds (Cost $732)	776

		Foreign Government Securities — 76.1%
		Australia — 0.5%
AUD	33	New South Wales Treasury Corp., 5.500%, 03/01/17 (m)	24

		Belgium — 1.3%
EUR	50	Government of Belgium, 4.000%, 03/28/18 (m)	67

		Canada — 3.5%
		Government of Canada
CAD	100	3.750%, 06/01/12 (m)	89
CAD	40	4.000%, 06/01/16 (m)	37
CAD	50	5.750%, 06/01/33 (m)	54

			180

		Denmark — 0.9%
DKK	250	Kingdom of Denmark, 5.000%,11/15/13 (m)	49

PRINCIPAL
AMOUNT		SECURITY DESCRIPTION	VALUE

		Finland — 2.8%
EUR	100	Finland Government Bond, 4.250%, 09/15/12 (m)	141

		France — 4.4%
EUR	50	Caisse d’Amortissement de la Dette Sociale, 3.625%, 04/25/15 (m)	67
EUR	109	Government of France, 4.750%, 04/25/35 (m)	157

			224

		Germany — 14.2%
		Bundesobligation
EUR	60	4.000%, 04/13/12 (m)	85
EUR	55	4.000%, 10/11/13 (m)	78
		Bundesrepublik Deutschland
EUR	35	3.750%, 01/04/17 (m)	49
EUR	35	3.750%, 01/04/19 (m)	48
EUR	79	4.250%, 01/04/14 (m)	113
EUR	120	4.250%, 07/04/18 (m)	173
EUR	67	5.500%, 01/04/31 (m)	105
		Kreditanstalt fuer Wiederaufbau
EUR	25	3.875%, 01/21/19 (m)	33
EUR	30	4.125%, 07/04/17 (m)	40

			724

		Greece — 1.0%
EUR	37	Hellenic Republic Government Bond, 6.000%, 07/19/19 (m)	51

		Ireland — 0.2%
EUR	10	Ireland Government Bond, 4.400%, 06/18/19 (m)	12

		Italy — 4.8%
		Buoni Poliennali Del Tesoro
EUR	140	4.000%, 02/01/17 (m)	189
EUR	49	4.000%, 02/01/37 (m)	56

			245

		Japan — 20.9%
		Government of Japan
JPY	9,000	1.200%, 03/20/12 (m)	93
JPY	29,000	1.300%, 03/20/15 (m)	300
JPY	5,000	1.400%, 12/20/18 (m)	51
JPY	9,000	1.500%, 09/20/18 (m)	92
JPY	11,000	1.700%, 12/20/16 (m)	116
JPY	5,500	1.700%, 09/20/17 (m)	58
JPY	4,600	1.800%, 06/20/18 (m)	48
JPY	10,000	2.100%, 09/20/24 (m)	104
JPY	20,000	2.100%, 12/20/26 (m)	205

			1,067

		Mexico — 0.3%
MXN	200	United Mexican States, 8.000%, 12/19/13 (m)	15

		Netherlands — 8.1%
JPY	17,000	Bank Nederlandse Gemeenten, 1.850%, 11/07/16 (m)	169
		Kingdom of Netherlands
EUR	115	3.750%, 07/15/09 (m)	153
EUR	65	4.250%, 07/15/13 (m)	92

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)
(Amounts in U.S. Dollars unless otherwise noted)
(Amounts in thousands)

PRINCIPAL
AMOUNT		SECURITY DESCRIPTION	VALUE

		Netherlands — Continued

			414

		Poland — 0.6%
PLN	110	Government of Poland, 4.250%, 05/24/11 (m)	32

		Portugal — 0.5%
EUR	20	Portugal Obrigacoes do Tesouro OT, 4.750%, 06/14/19 (m)	27

		Spain — 3.0%
		Kingdom of Spain
EUR	45	4.600%, 07/30/19 (m)	62
EUR	63	5.400%, 07/30/11 (m)	90

			152

		Sweden — 2.4%
SEK	870	Kingdom of Sweden, 5.500%, 10/08/12 (m)	121

		United Kingdom — 6.7%
		United Kingdom Treasury Gilt
GBP	50	4.250%, 06/07/32 (m)	73
GBP	5	4.500%, 12/07/42 (m)	7
GBP	27	4.750%, 12/07/38 (m)	43
GBP	30	5.000%, 09/07/14 (m)	50
GBP	102	5.000%, 03/07/18 (m)	171

			344

		Total Foreign Government Securities (Cost $3,786)	3,889

		Supranational — 3.7%
		European Investment Bank
GBP	30	4.750%, 06/06/12 (m)	47
EUR	100	5.625%, 10/15/10 (m)	140

			187

		Total Supranational (Cost $194)	187

		Total Long-Term Investments (Cost $4,712)	4,852

		Short-Term Investment — 0.4%
		U.S. Treasury Obligation — 0.4%
	19	U.S. Treasury Bills, 0.380%, 09/24/09
		(k) (n)
		(Cost $19)	19

		Total Investments — 95.4%
		(Cost $4,731)	4,871
		Other Assets in Excess of Liabilities — 4.6%	236

		NET ASSETS — 100.0%	5,107

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)
(Amounts in U.S. Dollars unless otherwise noted)
(Amounts in thousands, except number of contracts)
Futures Contracts

			NOTIONAL	UNREALIZED
NUMBER OF		EXPIRATION	VALUE AT	APPRECIATION
CONTRACTS	DESCRIPTION	DATE	04/30/09	(DEPRECIATION)

	Long Futures Outstanding
2	Euro Schatz	06/08/09	286	-(h )
1	3 Month Euroyen	06/15/09	252	2
2	10 Year U.S. Treasury Note	06/19/09	242	(4)
1	2 Year U.S. Treasury Note	06/30/09	218	1
1	30 Day Federal Funds	02/26/10	415	-(h )
	Short Futures Outstanding
(1)	Euro Bobl	06/08/09	(153)	1
(1)	Euro Bund	06/08/09	(162)	3

				3

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/09		NET UNREALIZED APPRECIATION (DEPRECIATION)

13,216	AUD
944,234	for JPY	05/26/09	10	#	10	#	–	(h)

55,220	EUR
7,053,533	for JPY	05/26/09	71	#	73	#	2

21,747	CAD
12,076	for GBP	05/26/09	18	#	18	#	–	(h)

52,411	EUR
46,564	for GBP	05/26/09	69	#	69	#	–	(h)

771,412	JPY
5,407	for GBP	05/26/09	8	#	8	#	–	(h)

55,070	EUR
599,639	for SEK	05/26/09	75	#	73	#	(2)

2,081,932	JPY
16,002	for EUR	05/26/09	21	#	21	#	–	(h)

837,255	SEK
78,115	for EUR	05/26/09	103	#	104	#	1

125,141	AUD	05/26/09	88		91		3

15,409	CAD	05/26/09	12		13		1

6,140	CHF	05/26/09	5		5		–	(h)

31,422	GBP	05/26/09	46		47		1

44,404,014	JPY	05/26/09	452		450		(2)

88,191	MXN	05/26/09	6		6		–	(h)

477,148	NOK	05/26/09	70		73		3

49,430	SEK	05/26/09	6		6		–	(h)

19,246	SGD	05/26/09	13		13		–	(h)

139,055	ZAR	05/26/09	15		16		1

			1,088		1,096		8

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)
(Amounts in U.S. Dollars unless otherwise noted)
(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/09	NET UNREALIZED APPRECIATION (DEPRECIATION)

20,123	AUD	05/26/09	14	15	(1)

124,810	CAD	05/26/09	101	104	(3)

45,042	DKK	05/26/09	8	8	– (h)

536,004	EUR	05/26/09	696	709	(13)

52,728	PLN	05/26/09	16	16	– (h)

76,817	SEK	05/26/09	9	10	(1)

			844	862	(18)

# For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/09 of the currency being sold, and the value at 04/30/09 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

J.P. Morgan Funds
NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2009

(a)	Non-income producing security.

(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)	Defaulted Security.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Value	Percentage

Income Builder Fund	$39	0.3%

In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. are as follows (amounts in thousands):

	Value	Percentage

Emerging Economies Fund	$2,556	65.9%
Global Focus Fund	1,091	63.9
Income Builder Fund	2,698	17.7

(h)	Amount rounds to less than one thousand (shares or dollars).

(i)	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	The rate shown is the current yield as of April 30, 2009.

(m)

All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)	The rate shown is the effective yield at the date of purchase.

(x)

Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2009.

ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLN

Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of April 30, 2009. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO	Collateralized Mortgage Obligation
CVA	Dutch Certification
DKK	Danish Krone
EUR	Euro GBP British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
PIK	Payment-In-Kind
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
VAR	Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2009.
ZAR	South African Rand

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2009 (Unaudited)
(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Global Focus Fund		Income Builder Fund		International Currency Income Fund

ASSETS:
Investments in non-affiliates, at value	$3,880		$1,706		$14,440		$4,871
Investments in affiliates, at value	—		—		842		—

Total investment securities, at value	3,880		1,706		15,282		4,871
Cash	15		117		106		41
Foreign currency, at value	1		8		6		193
Deposits at broker for futures contracts	—		11		—		—
Receivables:
Investment securities sold	24		103		118		35
Interest and dividends	23		3		233		69
Tax reclaims	—		2		6		—
Variation margin on futures contracts	—		1		130		—	(a)
Unrealized appreciation on forward foreign
currency exchange contracts	—		14		—		12
Unrealized appreciation on unfunded commitments	—		—		7		—
Due from Advisor	13		16		11		7

Total Assets	3,956		1,981		15,899		5,228

LIABILITIES:
Payables:
Investment securities purchased	34		104		81		34
Unrealized depreciation on forward foreign currency exchange contracts	—		12		—		22
Accrued liabilities:
Administration fees	—		—		—		—
Shareholder servicing fees	1		—	(a)	—		—	(a)
Distribution fees	—	(a)	—	(a)	—	(a)	—	(a)
Custodian and accounting fees	24		21		30		15
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—		—	(a)	—	(a)
Other	23		44		65		50

Total Liabilities	82		181		176		121

Net Assets	$3,874		$1,800		$15,723		$5,107

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2009 (Unaudited)
(Amounts in thousands, except per share amounts)

	Emerging Economies Fund	Global Focus Fund	Income Builder Fund	International Currency Income Fund

NET ASSETS:
Paid in capital	$7,645	$3,113	$21,943	$5,390
Accumulated undistributed (distributions in excess of) net investment income	19	11	133	(6)
Accumulated net realized gains (losses)	(3,552)	(1,123)	(3,284)	(410)
Net unrealized appreciation (depreciation)	(238)	(201)	(3,069)	133

Total Net Assets	$3,874	$1,800	$15,723	$5,107

NET ASSETS:
Class A	$26	$120	$78	$203
Class C	26	118	78	201
Class R5	26	60	—	103
Select Class	3,796	1,502	15,567	4,600

Total	$3,874	$1,800	$15,723	$5,107

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares
authorized):
Class A	3	14	11	21
Class C	3	14	11	21
Class R5	3	7	—	11
Select Class	512	175	2,212	485

Net Asset Value:
Class A - Redemption price per share	$7.42	$8.59	$7.03	$9.48
Class C - Offering price per share (b)	7.43	8.58	7.03	9.45
Class R5 - Offering and redemption price per share	7.41	8.58	—	9.50
Select Class - Offering and redemption price per share	7.42	8.58	7.04	9.49

Class A maximum sales charge	5.25%	5.25%	4.50%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$7.83	$9.07	$7.36	$9.85

Cost of investments in non-affiliates	$4,118	$1,917	$17,596	$4,731
Cost of investments in affiliates	—	—	842	—
Cost of foreign currency	1	8	6	191

(a) Amount rounds to less than $1,000.

(b) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 (Unaudited)
(Amounts in thousands)

	Emerging Economies Fund		Global Focus Fund		Income Builder Fund		International Currency Income Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—		$456		$69
Dividend income from non-affiliates	54		20		89		—	(a)
Interest income from affiliates	—	(a)	—	(a)	1		—	(a)
Dividend income from affiliates (b)	—		—		8		—
Foreign taxes withheld	(2)		(1)		(8)		—

Total investment income	52		19		546		69

EXPENSES:
Investment advisory fees	16		6		32		14
Administration fees	2		1		8		3
Distribution fees:
Class A	—	(a)	—	(a)	—	(a)	—	(a)
Class C	—	(a)	—	(a)	—	(a)	1
Shareholder servicing fees:
Class A	—	(a)	—	(a)	—	(a)	—	(a)
Class C	—	(a)	—	(a)	—	(a)	—	(a)
Class R5	—	(a)	—	(a)	—		—	(a)
Select Class	4		2		18		6
Custodian and accounting fees	13		21		51		21
Interest expense to affiliates	—		—		—		—	(a)
Professional fees	40		33		32		33
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—	(a)
Printing and mailing costs	6		13		15		6
Registration and filing fees	1		2		—		2
Transfer agent fees	7		7		5		7
Other	4		3		3		4

Total expenses	93		88		164		97

Less amounts waived	(19)		(7)		(58)		(22)
Less earnings credits	—		—		—	(a)	—
Less expense reimbursements	(47)		(71)		(55)		(52)

Net expenses	27		10		51		23

Net investment income (loss)	25		9		495		46

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,326)		(372)		(1,104)		(121)
Futures	—		(7)		(325)		23
Foreign currency transactions	(1)		(1)		(6)		(106)

Net realized gain (loss)	(2,327)		(380)		(1,435)		(204)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,600		469		1,405		429
Futures	—		3		205		(10)
Foreign currency translations	1		6		11		(28)
Unfunded commitments	—		—		—	(a)	—

Change in net unrealized appreciation (depreciation)	2,601		478		1,621		391
Net realized/unrealized gains (losses)	274		98		186		187

Change in net assets resulting from operations	$299		$107		$681		$233

(a) Amount rounds to less than $1,000.

(b) Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Emerging Economies Fund		Global Focus Fund

	Six Months Ended 4/30/2009 (Unaudited)	Period Ended 10/31/2008 (a)	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$25	$113	$9	$31
Net realized gain (loss)	(2,327)	(1,199)	(380)	(726)
Change in net unrealized appreciation (depreciation)	2,601	(2,839)	478	(928)

Change in net assets resulting from operations	299	(3,925)	107	(1,623)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	—	(2)	— (b)
From net realized gains	—	—	—	(5)
Class C
From net investment income	(1)	—	(1)	—
From net realized gains	—	—	—	(5)
Class R5
From net investment income	(1)	—	(1)	(1)
From net realized gains	—	—	—	(2)
Select Class
From net investment income	(142)	—	(26)	(9)
From net realized gains	—	—	—	(62)

Total distributions to shareholders	(145)	—	(30)	(84)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	145	7,500	30	84

NET ASSETS:
Change in net assets	299	3,575	107	(1,623)
Beginning of period	3,575	—	1,693	3,316

End of period	$3,874	$3,575	$1,800	$1,693

Accumulated undistributed (distributions in excess of) net investment income	$19	$139	$11	$32

(a) Emerging Economies Fund commenced operations on February 28, 2008.

(b) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Income Builder Fund			International Currency Income Fund

	Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008		Six Months Ended 4/30/2009 (Unaudited)	Year Ended 10/31/2008

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$495		$1,239	$46	$162
Net realized gain (loss)	(1,435)		(1,893)	(204)	(68)
Change in net unrealized appreciation (depreciation)	1,621		(4,506)	391	(546)

Change in net assets resulting from operations	681		(5,160)	233	(452)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2)		(6)	(7)	(7)
Class C
From net investment income	(1)		(6)	(6)	(6)
Class R5
From net investment income	—		—	(3)	(4)
Select Class
From net investment income	(359)		(1,194)	(149)	(177)

Total distributions to shareholders	(362)		(1,206)	(165)	(194)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	362		1,206	165	194

NET ASSETS:
Change in net assets	681		(5,160)	233	(452)
Beginning of period	15,042		20,202	4,874	5,326

End of period	$15,723		$15,042	$5,107	$4,874

Accumulated undistributed (distributions in excess of) net investment income	$133	$	— (a )	$(6)	$113

(a) Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Emerging Economies Fund			Global Focus Fund

	Six Months Ended 4/30/2009 (Unaudited)		Period Ended 10/31/2008 (a)	Six Months Ended 4/30/2009 (Unaudited)		Year Ended 10/31/2008

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—		$50	$—		$—
Dividends and distributions reinvested	1		—	2		5

Change in net assets from Class A capital transactions	$1		$50	$2		$5

Class C
Proceeds from shares issued	$—		$50	$—		$—
Dividends and distributions reinvested	1		—	1		5

Change in net assets from Class C capital transactions	$1		$50	$1		$5

Class R5
Proceeds from shares issued	$—		$50	$—		$—
Dividends and distributions reinvested	1		—	1		3

Change in net assets from Class R5 capital transactions	$1		$50	$1		$3

Select Class
Proceeds from shares issued	$—		$7,350	$—		$—
Dividends and distributions reinvested	142		—	26		71

Change in net assets from Select Class capital transactions	$142		$7,350	$26		$71

Total change in net assets from capital
transactions	$145		$7,500	$30		$84

SHARE TRANSACTIONS:
Class A
Issued	—		3	—		—
Reinvested	—	(b)	—	—	(b)	1

Change in Class A Shares	—	(b)	3	—	(b)	1

Class C
Issued	—		3	—		—
Reinvested	—	(b)	—	—	(b)	1

Change in Class C Shares	—	(b)	3	—	(b)	1

Class R5
Issued	—		3	—		—
Reinvested	—	(b)	—	—	(b)	—	(b)

Change in Class R5 Shares	—	(b)	3	—	(b)	—	(b)

Select Class
Issued	—		490	—		—
Reinvested	22		—	4		4

Change in Select Class Shares	22		490	4		4

(a) Emerging Economies Fund commenced operations on February 28, 2008.

(b) Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Income Builder Fund			International Currency Income Fund

	Six Months Ended 4/30/2009 (Unaudited)		Year Ended 10/31/2008	Six Months Ended 4/30/2009 (Unaudited)		Year Ended 10/31/2008

CAPITAL TRANSACTIONS:
Class A
Dividends and distributions reinvested	$2		$6	$7		$7

Change in net assets from Class A capital transactions	$2		$6	$7		$7

Class C
Dividends and distributions reinvested	$1		$6	$6		$6

Change in net assets from Class C capital transactions	$1		$6	$6		$6

Class R5
Dividends and distributions reinvested	$—		$—	$3		$4

Change in net assets from Class R5 capital transactions	$—		$—	$3		$4

Select Class
Dividends and distributions reinvested	$359		$1,194	$149		$177

Change in net assets from Select Class capital transactions	$359		$1,194	$149		$177

Total change in net assets from capital transactions	$362		$1,206	$165		$194

SHARE TRANSACTIONS:
Class A
Reinvested	—	(a)	1	—	(a)	1

Change in Class A Shares	—	(a)	1	—	(a)	1

Class C
Reinvested	—	(a)	1	—	(a)	1

Change in Class C Shares	—	(a)	1	—	(a)	1

Class R5
Reinvested	—		—	1		—	(a)

Change in Class R5 Shares	—		—	1		—	(a)

Select Class
Reinvested	55		136	15		17

Change in Select Class Shares	55		136	15		17

(a) Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data

		Investment operations			Distributions				Ratios to average net assets (a)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charges) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

Emerging Economies Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$7.14	$0.04	$0.51	$0.55	$(0.27)	$7.42	8 .14%	$26	1.85%		1 .28%	5.88	%(g)	73%
February 28, 2008 (e) through October 31, 2008	15.00	0.20	(8.06)	(7.86)	—	7.14	(52 .40)	24	1.86	(f)	2 .37	5.30	(g)	110
Class C
Six Months Ended April 30, 2009 (Unaudited)	7.11	0.02	0.52	0.54	(0.22)	7.43	7 .95	26	2.35		0 .78	6.35	(g)	73
February 28, 2008 (e) through October 31, 2008	15.00	0.16	(8.05)	(7.89)	—	7.11	(52 .60)	24	2.36	(f)	1 .86	5.81	(g)	110
Class R5
Six Months Ended April 30, 2009 (Unaudited)	7.16	0.06	0.50	0.56	(0.31)	7.41	8 .40	26	1.40		1 .73	5.41	(g)	73
February 28, 2008 (e) through October 31, 2008	15.00	0.24	(8.08)	(7.84)	—	7.16	(52 .27)	24	1.41	(f)	2 .82	4.86	(g)	110
Select Class
Six Months Ended April 30, 2009 (Unaudited)	7.15	0.05	0.51	0.56	(0.29)	7.42	8 .38	3,796	1.60		1 .53	5.61	(g)	73
February 28, 2008 (e) through October 31, 2008	15.00	0.23	(8.08)	(7.85)	—	7.15	(52 .33)	3,503	1.61	(f)	2 .62	5.05	(g)	110

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d) Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e) Commencement of operations.

(f) Includes interest expense of 0.01%.

(g) Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance							Ratios/Supplemental data

		Investment operations			Distributions						Ratios to average net assets (a)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charges) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

Global Focus Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$8.22	$0.04	$0.46	$0.50	$(0.13)	$—	$(0.13)	$8.59	6 .24%	$120	1.45%	1 .01%	11.47	%(f)	60%

Year Ended October 31, 2008	16.56	0.12	(8.07)	(7.95)	(0.02)	(0.37)	(0.39)	8.22	(49 .02)	112	1.45	0 .97	6.94		264
March 30, 2007 (e) through October 31, 2007	15.00	0.07	1.49	1.56	—	—	—	16.56	10 .40	221	1.45	0 .80	11.93		135
Class C
Six Months Ended April 30, 2009 (Unaudited)	8.17	0.02	0.46	0.48	(0.07)	—	(0.07)	8.58	5 .95	118	1.95	0 .51	11.96(f	)	60

Year Ended October 31, 2008	16.51	0.06	(8.03)	(7.97)	—	(0.37)	(0.37)	8.17	(49 .26)	112	1.95	0 .47	7.44		264
March 30, 2007 (e) through October 31, 2007	15.00	0.03	1.48	1.51	—	—	—	16.51	10 .07	220	1.95	0 .30	12.43		135
Class R5
Six Months Ended April 30, 2009 (Unaudited)	8.25	0.06	0.45	0.51	(0.18)	—	(0.18)	8.58	6 .46	60	1.00	1 .46	11.02(f	)	60

Year Ended October 31, 2008	16.60	0.18	(8.08)	(7.90)	(0.08)	(0.37)	(0.45)	8.25	(48 .79)	57	1.00	1 .42	6.48		264
March 30, 2007 (e) through October 31, 2007	15.00	0.11	1.49	1.60	—	—	—	16.60	10 .67	111	1.00	1 .25	11.48		135
Select Class
Six Months Ended April 30, 2009 (Unaudited)	8.24	0.05	0.44	0.49	(0.15)	—	(0.15)	8.58	6 .27	1,502	1.20	1 .26	11.22	(f)	60

Year Ended October 31, 2008	16.58	0.16	(8.08)	(7.92)	(0.05)	(0.37)	(0.42)	8.24	(48 .46)	1,412	1.20	1 .22	6.69		264
March 30, 2007 (e) through October 31, 2007	15.00	0.10	1.48	1.58	—	—	—	16.58	10 .53	2,764	1.20	1 .05	11.68		135

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d) Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e) Commencement of operations.

(f) Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance					Ratios/Supplemental data

		Investment operations			Distributions			Ratios to average net assets (a)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charges) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

Income Builder Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$6.90	$0.22	$0.07	$0.29	$(0.16)	$7.03	4 .36%	$78	0.95%		6.63%	2.52%	20%

Year Ended October 31, 2008	9.90	0.57	(3.02)	(2.45)	(0.55)	6.90	(25 .78)	75	0.95		6.38	2.21	82
May 31, 2007 (e) through October 31, 2007	10.00	0.24	(0.15)	0.09	(0.19)	9.90	0.94	101	0.96	(f)	5.85	3.18	30
Class C
Six Months Ended April 30, 2009 (Unaudited)	6.90	0.20	0.07	0.27	(0.14)	7.03	4.11	78	1.45		6.13	3.02	20

Year Ended October 31, 2008	9.89	0.52	(3.00)	(2.48)	(0.51)	6.90	(26 .10)	74	1.45		5.88	2.71	82
May 31, 2007 (e) through October 31, 2007	10.00	0.22	(0.16)	0.06	(0.17)	9.89	0.69	101	1.46	(f)	5.35	3.68	30
Select Class
Six Months Ended April 30, 2009 (Unaudited)	6.90	0.22	0.09	0.31	(0.17)	7.04	4.64	15,567	0.70		6.88	2.28	20

Year Ended October 31, 2008	9.90	0.59	(3.01)	(2.42)	(0.58)	6.90	(25 .59)	14,893	0.70		6.63	1.96	82
May 31, 2007 (e) through October 31, 2007	10.00	0.25	(0.15)	0.10	(0.20)	9.90	1.03	20,000	0.71	(f)	6.09	2.93	30

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d) Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e) Commencement of operations.

(f) Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data

		Investment operations			Distributions				Ratios to average net assets (a)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charges) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

International Currency Income Fund
Class A
Six Months Ended April 30, 2009 (Unaudited)	$9.34	$0.08	$0.37	$0.45	$(0.31)	$9.48	4 .64%	$203	1.10%	1 .63%	4.00%		38%

Year Ended October 31, 2008	10.58	0.30	(1.18)	(0.88)	(0.36)	9.34	(8 .66)	194	1.14	2 .80	3.62		68
March 30, 2007 (e) through October 31, 2007	10.00	0.19	0.45	0.64	(0.06)	10.58	6 .43	213	1.25	3 .16	7.55	(d)	56
Class C
Six Months Ended April 30, 2009 (Unaudited)	9.32	0.05	0.38	0.43	(0.30)	9.45	4 .38	201	1.75	0 .98	4.50		38

Year Ended October 31, 2008	10.56	0.23	(1.18)	(0.95)	(0.29)	9.32	(9 .28)	193	1.75	2 .09	4.09		68
March 30, 2007 (e) through October 31, 2007	10.00	0.16	0.45	0.61	(0.05)	10.56	6 .10	212	1.75	2 .66	8.05	(d)	56
Class R5
Six Months Ended April 30, 2009 (Unaudited)	9.35	0.09	0.38	0.47	(0.32)	9.50	4 .83	103	0.80	1 .93	3.55		38

Year Ended October 31, 2008	10.59	0.33	(1.17)	(0.84)	(0.40)	9.35	(8 .32)	98	0.80	3 .13	3.17		68
March 30, 2007 (e) through October 31, 2007	10.00	0.21	0.45	0.66	(0.07)	10.59	6 .64	107	0.80	3 .61	7.10	(d)	56
Select Class
Six Months Ended April 30, 2009 (Unaudited)	9.34	0.09	0.38	0.47	(0.32)	9.49	4 .82	4,600	0.85	1 .88	3.75		38

Year Ended October 31, 2008	10.59	0.32	(1.18)	(0.86)	(0.39)	9.34	(8 .52)	4,389	0.89	3 .05	3.37		68
March 30, 2007 (e) through October 31, 2007	10.00	0.20	0.45	0.65	(0.06)	10.59	6 .60	4,794	1.00	3 .41	7.30	(d)	56

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d) Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e) Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified /
	Classes Offered	Non-Diversified

Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Global Focus Fund	Class A, Class C, Class R5 and Select Class	Diversified
Income Builder Fund	Class A, Class C and Select Class	Non-Diversified
International Currency Income Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The Emerging Economies Fund, Global Focus Fund, Income Builder Fund and International Currency Income Fund commenced operations on February 28, 2008, March 30, 2007, May 31, 2007, March 30, 2007, respectively. Currently, the Funds are not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”) defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Emerging Economies Fund
Level 1 - Quoted prices	$893	$—	$—
Level 2 - Other significant observable inputs	2,987	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total	$3,880	$—	$—

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

Global Focus Fund
Level 1 - Quoted prices	$643	$21	$(12)
Level 2 - Other significant observable inputs	1,063	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total	$1,706	$21	$(12)

Income Builder Fund
Level 1 - Quoted prices	$2,040	$223	$(151)
Level 2 - Other significant observable inputs	13,203	—	—
Level 3 - Significant unobservable inputs	39	—	—

Total	$15,282	$223	$(151)

International Currency Income Fund
Level 1 - Quoted prices	$—	$19	$(26)
Level 2 - Other significant observable inputs	4,871	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total	$4,871	$19	$(26)

* Other financial instruments may include futures, forwards and swap contracts.

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Investments in	Other Financial
	Securities	Instruments*

Income Builder Fund
Balance as of 10/31/08	$—	$—
Realized gain (loss)	—	—

Change in unrealized appreciation (depreciation)	(12)	—
Net amortization/accretion	—	—
Net purchases (sales)	51	—
Net transfers in (out) of Level 3	—	—
Balance as of 04/30/09	$39	$—

* Other financial instruments may include futures, forwards and swap contracts.

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 28, 2009, which were valued using significant unobservable inputs (Level 3) amounted to approximately $12,000.

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations and Statement of Changes in Net Assets.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2009 (amounts in thousands):

	Value	Percentage

Income Builder Fund	$124	0.8%

C. Loan Participations and Assignments — The Income Builder Fund may invest in loan participations and assignments of all or a portion of loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment. As a result, the Fund assumes the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). The Fund may not benefit directly from the collateral supporting the loan in which it has purchased the loan participations or assignments.

D. Unfunded Commitments — The Income Builder Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of its normal investment activities. The unrealized appreciation/depreciation from unfunded commitments is reported in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At April 30, 2009, the Income Builder Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amounts in thousands):

				Commitment

Security Description	Term	Maturity Date	Rate	Amount	Value

Ford Motor Co.	Term Loan B	12/15/13	3.460%	$11	$16

Harrah’s Operating Co., Inc.	Term B-2 Loan	01/28/15	4.092	69	70

Lyondell Chemical Co.	New Money Dip Term Loan	12/15/09	1.500	13	14

				$93	$100

E. Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments, for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of April 30, 2009, Global Focus Fund, Income Builder Fund and International Currency Income Fund had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Funds’ exposure to foreign currency exchange fluctuations. The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains for the Funds and/or as part of their risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

As of April 30, 2009, Global Focus Fund and International Currency Income Fund had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Income Builder Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds have recorded no tax liabilities pursuant to the Interpretation. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly for Income Builder Fund and International Currency Income Fund, and paid at least annually for Emerging Economies Fund and Global Focus Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

N. Recent Accounting Pronouncement — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Global Focus Fund	0.80
Income Builder Fund	0.45
International Currency Income Fund	0.55

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2009 for Income Builder Fund was approximately $1,000.

For the six months ended April 30, 2009, Emerging Economies Fund, Global Focus Fund and International Currency Income Fund did not invest in any money market funds

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2009, the annualized effective rate was 0.11% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Funds shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2009, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R5	Select Class

Emerging Economies Fund	0.25%	0.25%	0.05%	0.25%
Global Focus Fund	0.25	0.25	0.05	0.25
Income Builder Fund	0.25	0.25	n/a	0.25
International Currency Income Fund	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ average daily net assets as shown in the table below:

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

	Class A	Class C	Class R5	Select Class

Emerging Economies Fund	1.85%	2.35%	1.40%	1.60%
Global Focus Fund	1.45	1.95	1.00	1.20
Income Builder Fund	0.95	1.45	n/a	0.70
International Currency Income Fund	1.10	1.75	0.80	0.85

The contractual expense limitation agreements were in effect for the six months ended April 30, 2009. The expense limitation percentages in the table above are in place until at least February 28, 2010.

For the six months ended April 30, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers

	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements

Emerging Economies Fund	$16	$2	$1	$19	$47
Global Focus Fund	6	1	—	7	71
Income Builder Fund	32	8	18	58	55
International Currency Income Fund	14	3	5	22	52

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government

Emerging Economies Fund	$2,477	$2,459	$—	$—
Global Focus Fund	928	951	—	—
Income Builder Fund	4,887	2,590	309	—
International Currency Income Fund	2,004	1,831	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Economies Fund	$4,118	$531	$769	$(238)
Global Focus Fund	1,917	184	395	(211)
Income Builder Fund	18,438	414	3,570	(3,156)
International Currency Income Fund	4,731	280	140	140

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an

Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2009 (Unaudited) (continued)

The Funds’ shares are currently held by the Funds’ investment advisor. Once the Funds’ shares are sold to the public, the Funds’ investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of their clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Emerging Economies Fund’s relatively large investment in companies domiciled in emerging markets countries may be subject to potential higher risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of less political, social or economic stability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

As of April 30, 2009, substantially all of Emerging Economies Fund’s and International Currency Income Fund’s net assets and a majority of Global Focus Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

Income Builder Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

Income Builder Fund and International Currency Income Fund are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Income Builder Fund and International Currency Income Fund are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit-linked notes and TBA securities.

Income Builder Fund and International Currency Income Fund are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of April 30, 2009, Global Focus Fund and Income Builder Fund invested approximately 28.7% and 68.8%, respectively, of their total investments in the United States. International Currency Income Fund invested approximately 21.9% of its total investments in Japan.

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2008, and continued to hold your shares at the end of the reporting period, April 30, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During November 1, 2008 to April 30, 2009*	Annualized Expense Ratio

Emerging Economies Fund
Class A
Actual	$1,000.00	$1,081.40	$9.55	1.85%
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	1,079.50	12.12	2.35
Hypothetical	1,000.00	1,013.14	11.73	2.35
Class R5
Actual	1,000.00	1,084.00	7.23	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Select Class
Actual	1,000.00	1,083.80	8.27	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2008	Ending Account Value, April 30, 2009	Expenses Paid During November 1, 2008 to April 30, 2009*	Annualized Expense Ratio

Global Focus Fund
Class A
Actual	1,000.00	1,062.40	7.41	0
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class C
Actual	1,000.00	1,059.50	9.96	1.95
Hypothetical	1,000.00	1,015.12	9.74	1.95
Class R5
Actual	1,000.00	1,064.60	5.12	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Select Class
Actual	1,000.00	1,062.70	6.14	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Income Builder Fund
Class A
Actual	1,000.00	1,043.60	4.81	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class C
Actual	1,000.00	1,041.10	7.34	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Select Class
Actual	1,000.00	1,046.40	3.55	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
International Currency Income Fund
Class A
Actual	1,000.00	1,047.50	5.58	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class C
Actual	1,000.00	1,043.80	8.87	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R5
Actual	1,000.00	1,048.30	4.06	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Select Class
Actual	1,000.00	1,048.20	4.32	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

July 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

July 8, 2009

By:	/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

July 8, 2009